As filed with the U.S. Securities and Exchange Commission on December 27, 2006.
Securities Act File No. 333-138730

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 2

Post-Effective Amendment No.

(Check appropriate box or boxes)

MORGAN STANLEY U.S. GOVERNMENT SECURITIES TRUST

(Exact Name of Registrant as Specified in Charter)

1221 Avenue of the Americas
New York, New York 10020

(Address of Principal Executive Offices:    (Number, Street, City, State, Zip Code))

(800) 869-6397

(Area Code and Telephone Number)

Amy R. Doberman, Esq.
Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

(Name and Address of Agent for Service)

Copy to:

Carl Frischling, Esq. Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, New York 10036	Stuart M. Strauss, Esq. Clifford Chance US LLP 31 West 52nd Street New York, New York 10019

Approximate Date of Proposed Public Offering:    As soon as practicable after the effective date of this Registration Statement.

No filing fee is required because an indefinite number of common shares of beneficial interest of Morgan Stanley Capital Opportunities Fund have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

MORGAN STANLEY GOVERNMENT INCOME TRUST

1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD MARCH 6, 2007

To the Shareholders of Morgan Stanley Government Income Trust:

Notice is hereby given of a Special Meeting of the Shareholders of Morgan Stanley Government Income Trust (‘‘Government Income’’) to be held in Conference Room 6, 5th Floor, 1221 Avenue of the Americas, New York, NY 10020, at 9:00 a.m., New York time, on March 6, 2007, and any adjournments thereof (the ‘‘Meeting’’), for the following purposes:

1.    To consider and vote upon an Agreement and Plan of Reorganization, dated December 1, 2006 (the ‘‘Reorganization Agreement’’), between Government Income and Morgan Stanley U.S. Government Securities Trust (‘‘Government Securities’’), pursuant to which substantially all of the assets of Government Income would be combined with those of Government Securities and shareholders of Government Income would become Class D shareholders of Government Securities receiving Class D shares of Government Securities with a value equal to the value of their holdings in Government Income (the ‘‘Reorganization’’); and

2.    To act upon such other matters as may properly come before the Meeting.

The Reorganization is more fully described in the accompanying Proxy Statement and Prospectus and a copy of the Reorganization Agreement is attached as Exhibit A thereto. Shareholders of record at the close of business on November 27, 2006 are entitled to notice of, and to vote at, the Meeting. Please read the Proxy Statement and Prospectus carefully before telling us, through your proxy or in person, how you wish your shares to be voted. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement) you may do so in lieu of attending the Meeting in person. The Board of Trustees of Government Income recommends you vote in favor of the Reorganization. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Trustees,
MARY E. MULLIN, Secretary

[December 27], 2006

You can help avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly returning the enclosed Proxy. If you are unable to be present in person, please fill in, sign and return the enclosed Proxy in order that the necessary quorum be represented at the Meeting. The enclosed envelope requires no postage if mailed in the United States. Shareholders will be able to vote telephonically by touchtone telephone or electronically on the Internet by following instructions on their proxy cards or on the enclosed Voting Information Card.

MORGAN STANLEY U.S. GOVERNMENT SECURITIES TRUST

1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

Acquisition of the Assets of
Morgan Stanley Government Income Trust

By and in Exchange for Class D Shares of
Morgan Stanley U.S. Government Securities Trust

This Proxy Statement and Prospectus is being furnished to shareholders of Morgan Stanley Government Income Trust (‘‘Government Income’’) in connection with an Agreement and Plan of Reorganization, dated December 1, 2006 (the ‘‘Reorganization Agreement’’), pursuant to which substantially all the assets of Government Income will be combined with those of Morgan Stanley U.S. Government Securities Trust (‘‘Government Securities’’) in exchange for Class D shares of Government Securities (the ‘‘Reorganization’’). As a result of this transaction, shareholders of Government Income will become Class D shareholders of Government Securities and will receive Class D shares of Government Securities with an aggregate net asset value equal to the aggregate net asset value of their holdings in Government Income. The terms and conditions of this transaction are more fully described in this Proxy Statement and Prospectus and in the Reorganization Agreement between Government Income and Government Securities attached hereto as Exhibit A. The address of Government Income is that of Government Securities set forth above. This Proxy Statement also constitutes a Prospectus of Government Securities, which is dated [December 27], 2006, filed by Government Securities with the Securities and Exchange Commission (the ‘‘Commission’’) as part of its Registration Statement on Form N-14 (the ‘‘Registration Statement’’).

Government Securities is an open-end management investment company whose investment objective is to seek a high level of current income consistent with safety of principal. Government Securities normally invests at least 80% of its net assets in U.S. government securities (including zero coupon securities), which include (a) U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government, (b) securities (including mortgage-backed securities) issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States, (c) securities (including mortgage-backed securities) issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury, (d) securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality and (e) securities supported by the U.S. Government in some other way, such as the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality.

This Proxy Statement and Prospectus sets forth concisely information about Government Securities that shareholders of Government Income should know before voting on the Reorganization Agreement. A copy of the Prospectus for Government Securities dated April 28, 2006, as may be supplemented from time to time, is attached as Exhibit B and is incorporated herein by reference. Also enclosed and incorporated herein by reference is Government Securities’ Annual Report for the fiscal year ended December 31, 2005 and Government Income’s Annual Report for the fiscal year ended September 30, 2006. A Statement of Additional Information relating to the Reorganization, described in this Proxy Statement and Prospectus, dated [December 27], 2006, has been filed with the Commission and is also incorporated herein by reference. Such documents, as well as additional information about Government

Securities and Government Income, have been filed with the Commission and are available upon request without charge by calling (800) 869-NEWS (toll-free) or by visiting the Commission’s website at www.sec.gov.

Investors are advised to read and retain this Proxy Statement and Prospectus for future reference.

These Securities have not been approved or disapproved by the Securities and Exchange Commission or any State Securities Commission, nor has the Securities and Exchange Commission or any State Securities Commission passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Proxy Statement and Prospectus is dated [December 27], 2006.

TABLE OF CONTENTS

PROXY STATEMENT AND PROSPECTUS

i

MORGAN STANLEY GOVERNMENT INCOME TRUST
1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

PROXY STATEMENT AND PROSPECTUS

Special Meeting of Shareholders
to be Held March 6, 2007

INTRODUCTION

General

This Proxy Statement and Prospectus is being furnished to the shareholders of Morgan Stanley Government Income Trust (‘‘Government Income’’), a closed-end, diversified management investment company, in connection with the solicitation by the Board of Trustees of Government Income (the ‘‘Board’’) of proxies to be used at the Special Meeting of Shareholders of Government Income to be held in Conference Room 6, 5th Floor, 1221 Avenue of the Americas, New York, NY 10020, at 9:00 a.m., New York time, on March 6, 2007, and any adjournments thereof (the ‘‘Meeting’’). It is expected that the first mailing of this Proxy Statement and Prospectus will be made on or about [December 29], 2006.

At the Meeting, Government Income shareholders (‘‘Shareholders’’) will consider and vote upon an Agreement and Plan of Reorganization, dated December 1, 2006 (the ‘‘Reorganization Agreement’’), between Government Income and Morgan Stanley U.S. Government Securities Trust (‘‘Government Securities’’), pursuant to which substantially all of the assets of Government Income will be combined with those of Government Securities in exchange for Class D shares of Government Securities. As a result of this transaction, Shareholders will become Class D shareholders of Government Securities and will receive Class D shares of Government Securities equal to the aggregate net asset value of the aggregate net asset value of their holdings in Government Income on the date of such transaction (the ‘‘Reorganization’’). The Class D shares to be issued by Government Securities pursuant to the Reorganization (the ‘‘Class D Government Securities Shares’’) will be issued at net asset value without an initial sales charge. Further information relating to Government Securities is set forth herein and in Government Securities’ current Prospectus, dated April 28, 2006 (‘‘Government Securities’ Prospectus’’), attached to this Proxy Statement and Prospectus as Exhibit B and incorporated herein by reference.

Government Income is a diversified, closed-end management investment company. Government Securities is a diversified, open-end management investment company that has four classes of shares. It is proposed that, upon approval of the Reorganization, shareholders of Government Income receive Class D shares of Government Securities equal to the aggregate net asset value of the aggregate net asset value of their holdings in Government Income on the date of the Reorganization. The information concerning Government Income and Government Securities contained herein has been supplied by Government Income and Government Securities, respectively. Each of Government Income and Government Securities is referred to herein as a ‘‘Fund’’ and together as the ‘‘Funds.’’ The fund resulting from the Reorganization is referred to as the ‘‘Combined Fund.’’

Record Date; Share Information

The Board has fixed the close of business on November 27, 2006 as the record date (the ‘‘Record Date’’) for the determination of the Shareholders entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were 31,785,283.57 shares of Government Income issued and outstanding. Shareholders on the Record Date are entitled to one vote per share and a fractional vote for a fractional share on each matter submitted to a vote at the Meeting. A majority of the outstanding shares entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting.

The following persons were known to own of record or beneficially 5% or more of the outstanding shares of Government Income and of each class of Government Securities as of the Record Date:

Name and Address of Government Income Shareholders(1)	Number of Shares(1)	Percentage of Outstanding Shares(1)
Yale University c/o Yale University Investment Office 55 Whitney Avenue New Haven, CT 06510-1300	9,314,800	28.93%
Karpus Management, Inc. d/b/a Karpus Investment Management 183 Sully’s Trail Pittsford, NY 14534	1,634,525	5.05%

Name and Address of Government Securities Shareholders	Number of Shares	Percentage of Outstanding Shares
Class A State Street Bank and Trust Co. FBO ADP/Morgan Stanley Alliance 105 Rosemont Avenue Westwood, MA 02090-2318	14,741,633.743	8.99%
Class B None.
Class C None.
Class D None.

(1)	This information is based on publicly available Schedule 13D and 13G disclosures filed with the Securities and Exchange Commission.

As of the Record Date, the trustees and officers of Government Income and Government Securities, each as a group, owned less than 1% of the outstanding shares of Government Income and Government Securities, respectively.

Proxies

The enclosed form of Proxy, if properly executed and returned, will be voted in accordance with the choice specified thereon. The Proxy will be voted in favor of the Reorganization Agreement unless a choice is indicated to vote against or to abstain from voting on the Reorganization Agreement. The Board knows of no business, other than that set forth in the Notice of Special Meeting of Shareholders, to be presented for consideration at the Meeting. However, the Proxy confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meeting. Abstentions and, if applicable, broker ‘‘non-votes’’ will not count as votes in favor of the Reorganization Agreement, and broker ‘‘non-votes’’ will not be deemed to be present at the meeting for purposes of determining whether the Reorganization Agreement has been approved. Broker ‘‘non-votes’’ are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. If a Shareholder executes and returns a Proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the Reorganization Agreement. The Proxy may be revoked at any time prior to the voting thereof by: (i) delivering written notice of revocation to the Secretary of Government Income, 1221 Avenue of the Americas, New York, NY 10020; (ii) attending the Meeting and voting in person; or (iii) completing and returning a new Proxy (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted). Attendance at the Meeting will not in and of itself revoke a Proxy.

In the event that the necessary quorum to transact business or the vote required to approve or reject the Reorganization Agreement is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of the holders of a majority of shares of Government Income present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Reorganization Agreement and will vote against any such adjournment those proxies required to be voted against the Reorganization Agreement. Abstentions and, if applicable, broker ‘‘non-votes’’ will not be counted for purposes of approving an adjournment.

Expenses of Solicitation

All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, will be borne by Government Income, which expenses are expected to approximate $331,764. Government Income and Government Securities will bear all of their respective other expenses associated with the Reorganization.

The solicitation of Proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through officers of Government Income or officers and regular employees of Morgan Stanley Investment Advisors Inc. (the ‘‘Investment Adviser’’), Morgan Stanley Trust (the ‘‘Transfer Agent’’), Morgan Stanley Services Company Inc. (the ‘‘Administrator’’) and/or Morgan Stanley DW Inc. (‘‘Morgan Stanley DW’’), without special compensation therefor. As described below, Government Income will employ Computershare Fund Services (‘‘Computershare’’) to make telephone calls to Shareholders to remind them to vote. In addition, Government Income may also employ Computershare as proxy solicitor if it appears that the required number of votes to achieve a quorum will not be received.

Shareholders will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card or on the Voting Information Card accompanying this Proxy Statement. To vote by Internet or by telephone, Shareholders can access the website or call the toll-free number listed on the proxy card or noted in the enclosed voting instructions.

In certain instances, the Transfer Agent or Computershare may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders’ identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any proposal other than to refer to the recommendations of the Board. Government Income has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders’ instructions have been recorded correctly, Shareholders will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder’s vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or the Internet, will be the last vote that is counted and will revoke all previous votes by the Shareholder. With respect to solicitation expenses incurred for reminder calls, outbound telephone voting, confirmation of telephone votes, inbound telephone contact, obtaining Shareholders’ telephone numbers, and providing additional materials upon Shareholder request, Computershare will be paid at an estimated cost of $37,420 which would be borne by Government Income.

Vote Required

Approval of the Reorganization Agreement by the Shareholders requires the affirmative vote of a majority of the shares of Government Income represented in person or by proxy and entitled to vote at the Meeting, provided a quorum is present at the Meeting. If the Reorganization Agreement is not approved by Shareholders, Government Income will continue in existence and the Board will consider alternative actions.

SYNOPSIS

The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained or incorporated by reference in this Proxy Statement and Prospectus and the Reorganization Agreement. Shareholders should carefully review this Proxy Statement and Prospectus and the Reorganization Agreement in their entirety and, in particular, Government Securities’ Prospectus, which is attached to this Proxy Statement as Exhibit B and incorporated herein by reference.

The Reorganization

The Reorganization Agreement provides for the acquisition by Government Securities of substantially all of the assets and the assumption of substantially all of the liabilities of Government Income in exchange for newly-issued Class D Government Securities Shares. The aggregate net asset value of the Government Securities Shares issued in the exchange will equal the aggregate value of the net assets of Government Income received by Government Securities. On or after the closing date scheduled for the Reorganization (the ‘‘Closing Date’’), Government Income will distribute the Class D Government Securities Shares received by Government Income to Shareholders as of the Valuation Date (as defined below) in complete liquidation of Government Income, and Government Income will thereafter be terminated and deregistered under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’). As a result of the Reorganization, each Shareholder will receive that number of full and fractional Class D Government Securities Shares equal in value to such Shareholder’s pro rata interest in the net assets of Government Income transferred to Government Securities. Shareholders holding their shares of

Government Income in certificate form will be asked to surrender their certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their Class D Government Securities Shares; however, such Shareholders will not be able to redeem, transfer or exchange the Class D Government Securities Shares received until the Government Income certificates have been surrendered. The Board has determined that the interests of Shareholders will not be diluted as a result of the Reorganization. The ‘‘Valuation Date’’ is the third business day following the receipt of the requisite approval by the Shareholders of the Reorganization Agreement or at such other time as Government Income and Government Securities may agree, on which date the number of Class D Government Securities Shares to be delivered to Government Income will be determined.

At least one but not more than 20 business days prior to the Valuation Date, Government Income will declare and pay a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to Shareholders substantially all of Government Income’s investment company taxable income for all periods since the inception of Government Income through and including the Valuation Date (computed without regard to any dividends paid deduction), and substantially all of Government Income’s net capital gain, if any, realized in such periods (after reduction for any capital loss carryovers).

For the reasons set forth below under ‘‘The Reorganization — The Board’s Considerations,’’ the Board, including the trustees who are not ‘‘interested persons’’ of Government Income (‘‘Independent Trustees’’), as that term is defined in the 1940 Act, has concluded that the Reorganization is in the best interests of Government Income and its Shareholders and recommends approval of the Reorganization Agreement.

Fee Table

The following table briefly describes the fees and expenses that a shareholder of Government Income and Government Securities may pay if they buy and hold shares of each respective Fund. These expenses are deducted from each respective Fund’s assets and are based on expenses paid by Government Income for its fiscal year ended September 30, 2006 and by Government Securities for its fiscal year ended December 31, 2005. Government Income and Government Securities each pays expenses for management of its assets and other services, and those expenses are reflected in the net asset value per share of each Fund. The table also sets forth pro forma fees for the Combined Fund reflecting what the fee schedule would have been on September 30, 2006, if the Reorganization had been consummated twelve (12) months prior to that date.

Shareholder Fees (fees paid directly from a shareholder’s investment)	Government Income	Class D shares of Government Securities	Pro Forma Class D shares of Combined Fund(3)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	N/A	none	none
Maximum Deferred Sales Charge (Load) (as a percentage based on the lesser of the offering price or net asset value at redemption)	N/A	none	none
Redemption Fees(1)	N/A	2.00%	2.00	%(2)

Annual Fund Operating Expenses (expenses that are deducted from fund assets)	Government Income	Class D shares of Government Securities	Pro Forma Class D shares of Combined Fund(3)
Advisory Fees	0.52%	0.38%	0.38%
Distribution and Service (12b-1) Fees(4)	N/A	none	none
Other Expenses	0.20%	0.24%	0.24%
Total Annual Fund Operating Expenses	0.72%	0.62%	0.62%

Example

To attempt to show the effect of these expenses on an investment over time, the hypotheticals shown below have been created. The example assumes that an investor invests $10,000 in either Government Income, Government Securities or the Combined Fund, that the investment has a 5% return each year and that the operating expenses for each Fund remain the same (as set forth in the chart above). Although a shareholder’s actual costs may be higher or lower, the tables below show a shareholder’s costs at the end of each period based on these assumptions depending upon whether or not a shareholder sold his shares at the end of each period.

If a Shareholder SOLD His Shares:

	1 year	3 years	5 years	10 years
Government Income
Shares	$74	$230	$401	$894
Government Securities
Class D	$63	$199	$346	$774
Pro Forma Combined Fund
Class D	$63	$199	$346	$774

If a Shareholder HELD His Shares:

	1 year	3 years	5 years	10 years
Government Income
Shares	$74	$230	$401	$894
Government Securities
Class D	$63	$199	$346	$774
Pro Forma Combined Fund
Class D	$63	$199	$346	$774

(1)	Payable to Government Securities on shares redeemed within seven days of purchase. The redemption fee is based on the redemption proceeds. See ‘‘Shareholder Information — How to Sell Shares’’ in Government Securities’ Prospectus for more information on redemption fees.

(2)	A 2% redemption fee will be imposed on all Government Income shareholders that redeem the Class D shares of Government Securities that they received in connection with the Reorganization within 90 days of the Reorganization.

(3)	Pro forma expenses are calculated based on the assets of Government Income and Government Securities as of September 30, 2006.

(4)	Government Securities has adopted a Rule 12b-1 Distribution Plan pursuant to which it reimburses the distributor for distribution-related expenses (including personal services to shareholders) incurred on behalf of Class A, Class B and Class C shares in an amount each month up to an annual rate of 0.25%, 1.00% and 1.00% of the average daily net assets of Class A, Class B and Class C shares, respectively.

The purpose of the foregoing fee tables is to assist the shareholder in understanding the various costs and expenses that a shareholder in each Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see ‘‘Comparison of Government Income and Government Securities — Investment Advisory Fees; Other Significant Fees; and Purchases, Exchanges and Redemptions’’ below.

Tax Consequences of the Reorganization

As a condition to the Reorganization, Government Income has requested an opinion of Clifford Chance US LLP to the effect that the Reorganization will constitute a tax-free reorganization for federal income tax purposes, and that no gain or loss will be recognized by Government Income, Government Securities or Government Income’s shareholders for federal income tax purposes as a result of the transactions included in the Reorganization. Receipt of such opinion is a condition to the Reorganization. For further information about the tax consequences of the Reorganization, see ‘‘The Reorganization — Tax Aspects of the Reorganization’’ below.

Comparison of Government Income and Government Securities

Investment Objectives and Policies.    The investment objectives and policies of Government Income and Government Securities are similar. Government Income seeks to provide as high a level of current income as is consistent with prudent investment and, as a secondary objective, capital appreciation. Government Securities seeks a high level of current income consistent with safety of principal. Each Fund seeks to achieve its investment objective by investing at least 80% of its net assets in U.S. government securities. Each Fund may also invest in zero coupon securities, mortgage-backed securities and collateralized mortgage obligations (‘‘CMOs’’). Government Income and Government Securities are both diversified funds.

These objectives and policies are set forth in more detail in the table on the following page.

The Reorganization

Government Income	Government Securities
Investment Objective	Investment Objective
•seeks to provide as high a level of current income as is consistent with prudent investment and, as a secondary objective, capital appreciation	•seeks a high level of current income consistent with safety of principal
Investment Policies	Investment Policies
•normally invests at least 80% of its net assets in U.S. Government securities, which include (i) U.S. Treasury bonds (generally maturities of greater than ten years), all of which are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States, (ii) securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States, (iii) securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury and (iv) securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but which are backed by the credit of the issuing agency or instrumentality

•may invest in mortgage-backed securities, mortgage pass-through securities, CMOs, adjustable-rate mortgages obligations (‘‘ARMs’’), zero coupon Treasury securities, swaps, asset-backed securities, inverse Floaters, non-agency mortgage securities and cross currency hedging transactions

•may invest up to 20% of its net assets in repurchase agreements, money market instruments and foreign government securities

•may invest in financial futures contracts and related options thereon solely for hedging purposes

•a diversified fund	•normally invests at least 80% of its net assets in U.S. Government Securities (including zero coupon securities), which include (a) U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government, (b) securities (including mortgage-backed securities) issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States, (c) securities (including mortgage-backed securities) issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury, (d) securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality and (e) securities supported by the U.S. Government in some other way, such as the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality

•may invest in mortgage-backed securities, CMOs and futures, including interest rate futures

•may invest up to 10% of its net assets in inverse floaters

•a diversified fund

The principal differences between the Funds’ investment policies are more fully described under ‘‘Comparison of Investment Objectives, Policies and Restrictions’’ below. The investment objectives of both Government Income and Government Securities are fundamental and may not be changed without shareholder approval.

Investment Advisory Fees.    Government Income and Government Securities obtain advisory services from the Investment Adviser. Each class of Government Securities’ shares (Classes A, B, C and D) is subject to the same advisory fee rate.

For the fiscal years ended September 30, 2006 and December 31, 2005, Government Income and Government Securities, respectively, paid the Investment Adviser monthly compensation calculated daily by applying the following annual rates to the Fund’s average daily net assets:

Government Income	0.52% to the weekly net assets of the Trust

Government Securities	0.42% of the portion of the daily net assets not exceeding $1 billion; 0.395% of the portion of the daily net assets exceeding $1 billion, but not exceeding $1.5 billion; 0.37% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.345% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.32% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $5 billion; 0.295% of the portion of the daily net assets exceeding $5 billion but not exceeding $7.5 billion; 0.27% of the portion of the daily net assets exceeding $7.5 billion but not exceeding $10 billion; 0.245% of the portion of the daily net assets exceeding $10 billion but not exceeding $12.5 billion; and 0.22% of the portion of the daily net assets exceeding $12.5 billion.

A discussion of Government Income’s Board of Trustee’s basis for approving the Investment Advisory Agreement is included in its Annual Report for the fiscal year ended September 30, 2006, which is incorporated herein by reference.

Other Significant Fees.    Both Government Income and Government Securities pay additional fees in connection with their operations, including legal, auditing, transfer agent, trustees fees and custodial fees. See ‘‘Synopsis — Fee Table’’ above for the percentage of average net assets represented by such ‘‘Other Expenses.’’

Government Income is a closed-end investment company. It currently has outstanding one class of shares, par value $0.01 per share. The shares are not subject to a sales charge or 12b-1 fee. Currently, Government Income shares trade on the New York Stock Exchange (symbol: GVT) and may only be purchased and sold through a broker or dealer at the market price, plus a brokerage commission. As the holder of shares in an open-end fund, Government Income shareholders may redeem their Class D Government Securities Shares at any time at the next net asset value calculated after the redemption request. A 2% redemption fee discussed below will be imposed on all Government Income shareholders who redeem their shares within 90 days.

Class D shares of Government Securities are sold at net asset value with no initial sales charge or CDSC. Class D shares of Government Securities may be exchanged for shares of the same class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund or Morgan Stanley Limited Duration U.S. Treasury Trust (each, an ‘‘Exchange Fund’’), without the imposition of an exchange fee. See the inside back cover of the Government Securities Prospectus for each Morgan Stanley Fund’s designation as a Multi-Class Fund, No-Load Fund or Money Market Fund. Upon consummation of the Reorganization, the foregoing exchange privileges will still be applicable to shareholders of the Combined Fund.

Government Securities provides telephone exchange privileges to its shareholders. For greater details relating to exchange privileges applicable to Government Securities, see the section entitled ‘‘How to Exchange Shares’’ in Government Securities’ Prospectus.

Shares of Government Securities redeemed within seven days of purchase will be subject to a 2% redemption fee, payable to Government Securities. The redemption fee is designed to protect Government Securities and its remaining shareholders from the effects of short-term trading. The redemption fee is not imposed on redemptions made: (i) through systematic withdrawal/exchange plans, (ii) through pre-approved asset allocation programs, (iii) of shares received by reinvesting income dividends or capital gain distributions, (iv) through certain collective trust funds or other pooled vehicles and (v) on behalf of advisory accounts where client allocations are solely at the discretion of the Morgan Stanley Investment Management investment team. The redemption fee is based on, and deducted from, the redemption proceeds. Each time shares are redeemed or exchanged, the shares held the longest will be redeemed or exchanged first. The redemption fee may not be imposed on transactions that occur through certain omnibus accounts at financial intermediaries.

A 2% redemption fee will be imposed on all Government Income shareholders that redeem the Class D Government Securities Shares that they receive in connection with the Reorganization within 90 days of the Reorganization.

Government Securities offers a reinstatement privilege whereby a shareholder who has not previously exercised such privilege whose shares have been redeemed or repurchased may, within thirty-five days after the date of redemption or repurchase, reinstate any portion or all of the proceeds thereof in shares of the same class from which such shares were redeemed or repurchased and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase. Government Securities may redeem involuntarily, at net asset value, most accounts valued at less than $100.

Dividends.    Each Fund declares dividends, and Government Securities does so separately for each of its classes of shares. Each Fund normally pays dividends from net investment income monthly. Government Securities usually distributes net capital gains, if any, in June and December. Government Income usually distributes net capital gains, if any, in December. Each Fund, however, may determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. With respect to each Fund, dividends and capital gains distributions are automatically reinvested in additional shares of the same class of shares of the Fund at net asset value unless the shareholder elects to receive cash.

Financial Highlights.    The financial highlights tables that follow are intended to help you understand the financial performance of the Class D shares of Government Securities for the past five years. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Government Securities (assuming reinvestment of all dividends and distributions). The information has been audited by Deloitte & Touche LLP (except for the information for the six months ended June 30, 2006). Deloitte & Touche LLP’s report, along with Government Securities’ financial statements, are in Government Securities’ Annual Report for the fiscal year ended December 31, 2005, which is incorporated herein by reference.

	Six Months Ended June 30, 2006 (unaudited)		FOR THE YEAR ENDED DECEMBER 31,
			2005	2004	2003	2002	2001
Class D Shares
Selected Per Share Data:
Net asset value, beginning of period	$9.09		$9.16	$9.22	$9.42	$8.99	$8.95
Income (loss) from investment operations:
Net investment income	0.17		0.32	0.26	0.28	0.45	0.53
Net realized and unrealized gain (loss)	(0.24)		0.00	0.07	(0.12)	0.46	0.06
Total income (loss) from investment operations	(0.07)		0.32	0.33	0.16	0.91	0.59
Less dividends and distributions from:
Net investment income	(0.19)		(0.39)	(0.39)	(0.36)	(0.48)	(0.55)
Net asset value, end of period	$8.83		$9.09	$9.16	$9.22	$9.42	$8.99
Total Return†	(0.75	)%(1)	3.59%	3.63%	1.67%	10.41%	6.85%
Ratios to Average Net Assets(3):
Expenses	0.64	%(2)	0.62%	0.59%	0.57%	0.54%	0.54%
Net investment income	4.04	%(2)	3.62%	3.16%	3.13%	4.71%	5.83%
Supplemental Data:
Net assets, end of period, in thousands	$170,593		$189,425	$224,169	$308,984	$309,109	$136,669
Portfolio turnover rate	47	%(1)	182%	212%	153%	85%	73%

†	Calculated based on the net asset value as of the last business day of the period.

(1)	Annualized.

(2)	Not annualized.

(3)	Reflects overall Fund ratios for investment income and non-class specific expenses.

PRINCIPAL RISK FACTORS

The share price and return of Government Securities and Government Income will fluctuate with changes in the market value of their respective portfolio securities. The market value of the Funds’ portfolio securities will increase or decrease due to a variety of economic, market and political factors which cannot be predicted. The principal risks associated with an investment in Government Securities and Government Income are summarized below.

U.S. Government Securities.    Each Fund may invest in U.S. Government securities. The U.S. Government securities in which the Funds invest can be subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.) While the credit risk associated with U.S. Government securities generally is considered to be minimal, the interest rate risk can be substantial. The Funds are not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the price of each Fund’s portfolio securities to fall substantially.

Mortgage-Backed Securities.    Each Fund may invest in mortgage-backed securities. Mortgage-backed securities in which the Funds may invest have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time, as well as other factors. Generally, prepayments will increase during periods of falling interest rates and decrease during periods of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Funds to invest the proceeds at generally lower interest rates. Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by each Fund’s Investment Adviser, could reduce the Fund’s yield, increase the volatility of the Fund and/or cause a decline in net asset value. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities.

CMOs.    Each Fund may invest in CMOs. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively, ‘‘Mortgage Assets’’). The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to the prevailing market yields on the Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage-related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third-party guarantees are insufficient to make payments, the Funds could sustain a loss.

Zero Coupon Securities.    A portion of the U.S. Government securities purchased by the Funds may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise. A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Funds invest in zero coupon securities, they will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Funds) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Funds receive no interest payments in cash on the security during the year.

Futures.    The Funds may invest in futures; however, Government Income may invest in futures only for hedging purposes. If the Funds invest in futures, their participation in these markets would subject each Fund’s portfolio to certain risks. The Investment Adviser’s predictions of movements in the direction of the bond or interest rate markets may be inaccurate, and the adverse consequences to the Funds (e.g., a reduction in the Funds’ net asset value or a reduction in the amount of income available for distribution) may leave the Funds in a worse position than if these strategies were not used. Other risks inherent in the use of futures include, for example, the possible imperfect correlation between the price of futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument.

Asset-Backed Securities.    Government Income may invest in asset-backed securities (‘‘ABS’’) rated by one or more nationally recognized statistical rating agencies (‘‘NRSROs’’) in the highest rating category at the time of purchase (e.g., AAA by Standard & Poor’s Rating Group, a division of The McGraw-Hill Companies, Inc. (‘‘Standard & Poor’s’’) or Fitch Rating, Inc. (‘‘Fitch’’) or Aaa by Moody’s Investor Service, Inc. (‘‘Moody’s’’)); ABS are securities secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt. Credit support for ABS may be based on the underlying assets and/or provided by a third party through credit enhancements. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over-collateralization.

ABS are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of ABS raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the ABS. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. ABS entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holders. There may be a limited secondary market for certain of the ABS in which the Fund invests.

Stripped Mortgage-Backed Securities.    Government Securities may invest in stripped mortgage-backed securities. Investments in each class of stripped mortgage-backed securities are extremely sensitive to changes in interest rates. Interest-only stripped mortgage-backed securities tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. Principal-only stripped mortgage-backed securities tend to decrease in value substantially if interest rates increase and the rate of prepayment decreases. If Government Securities invests in stripped mortgage-backed securities and interest rates move in a manner not anticipated by the management of Government Securities, it is possible that Government Securities could lose all or substantially all of its investment.

Inverse Floaters.    The Funds may invest in inverse floaters. Investments in inverse floaters are subject to certain risks. Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a corresponding greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

Non-Agency Mortgage Securities.    Government Income may invest up to 20% of its assets in privately issued mortgage-related securities and mortgage-backed securities not directly guaranteed by instrumentalities of the U.S. government (including privately issued collateralized mortgage obligations and REMICs) (collectively, ‘‘Private Pass-Throughs’’) and/or in privately issued certificates representing stripped U.S. government or mortgage-related securities.

Government Income may invest in Private Pass-Throughs only if such Private Pass-Throughs are rated at the time of purchase in the two highest grades by a NRSRO or if unrated, are considered by the Fund’s investment adviser to be of comparable quality. The collateral underlying such Private Pass-Throughs may consist of securities issed or guaranteed by the U.S. government, its agencies or instrumentalities or other types of collateral such as cash or real estate.

Government Income may invest in the principal only or interest only components of U.S. government securities. Certain agencies or instrumentalities of the U.S. government and a number of banks and brokerage firms separate (‘‘strip’’) the principal portions from the coupon portions of the U.S. Treasury bonds and notes and sell them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are often held by a bank in a custodial or trust account). Such custodial receipts or certificates of private issuers are not considered by Government Income to be U.S. government securities. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Special tax considerations are associated with investing in principal only securities.

Repurchase Agreements.    Government Income may invest in repurchase agreements. While repurchase agreements involve certain risks not associated with direct investments in debt securities, Government Income follows procedures approved by the Trustees that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Adviser. In addition, the value of the collateral underlying the repurchase agreement will be at least equal to 102% of the repurchase price, including any accrued interest earned on the repurchase agreement and this value is maintained during the term of the agreement. In the event of a default or bankruptcy by a selling financial institution, Government Income will seek to liquidate such collateral. However, the exercising of Government Income’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, Government Income could suffer a loss.

Swaps.    Government Income may invest in swaps. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that Government Income is contractually obligated to make, or, in the case of the other party to a swap defaulting, the net amount of payments that Government Income is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, Government Income may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Foreign Government Securities.    Government Income may invest in foreign government securities (including depositary receipts) traded in the United States on a national securities exchange and local shares of emerging market countries. Investments in foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Government Income shares is quoted in U.S. dollars, Government Income generally converts U.S. dollars to a foreign market’s local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security’s local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Government Income assets and any effects of foreign social, economic or political instability. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Funds to obtain or enforce a judgment against the issuers of the securities. Securities of foreign countries may be less liquid than comparable securities of the U.S. government and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of Government Income’s trades effected in those markets and could result in losses to Government Income due to subsequent declines in the value of the securities subject to the trades.

Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Convertible Securities.    Government Income may also invest in convertible securities which subject the Funds to the risks associated with both fixed-income securities and common stocks (discussed above). To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Cross Currency Hedging.    Government Income may also enter into cross currency hedges, which involve the sale of one currency against the positive exposure to a different currency. Cross currency hedges may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. There is an additional risk to the extent that these transactions create exposure to currencies in which Government Income’s securities are not denominated.

The foregoing discussion is a summary of the principal risk factors. For a more complete discussion of the risks of Government Securities, see ‘‘Principal Risks’’ in Government Securities’ Prospectus which is attached hereto and incorporated herein by reference.

THE REORGANIZATION

The Proposal

The Board of Trustees of Government Income, including the Independent Trustees, having reviewed the financial position of Government Income and the prospects for achieving economies of scale through the Reorganization and having determined that the Reorganization is in the best interests of Government Income and its Shareholders and that the interests of Shareholders will not be diluted as a result thereof, recommends approval of the Reorganization by Shareholders of Government Income.

The Board’s Considerations

At a meeting held on October 31, 2006, the Board, including the Independent Trustees, unanimously approved the Reorganization Agreement and determined to recommend that Shareholders approve the Reorganization Agreement. In reaching this decision, the Board made an extensive inquiry into a number of factors, particularly the comparative expenses currently incurred in the operations of Government Income and Government Securities. The Board also considered other factors, including, but not limited to, the general compatibility of the investment objectives, policies and restrictions of Government Income and Government Securities; the extent to which shares of Government Income have historically traded at a discount or premium; the terms and conditions of the Reorganization which would affect the price of shares to be issued in the Reorganization; the tax-free nature of the Reorganization; and any direct or indirect costs to be incurred by Government Income and Government Securities in connection with the Reorganization.

In recommending the Reorganization to Shareholders, the Board of Government Income considered that the Reorganization would have the following benefits to Shareholders:

1.    Once the Reorganization is consummated, the expenses which would be borne by shareholders of Class D of the Combined Fund will be substantially lower on a percentage basis than the expenses of Government Income. The Board noted that the annual management fee (as a percentage of assets) payable by Government Securities to the Investment Adviser was lower than that payable by Government Income. The Board also considered that to the extent that the Reorganization would result in Shareholders becoming shareholders of a combined larger fund, further economies of scale could be achieved since various fixed expenses (e.g., auditing and legal) can be spread over a larger number of shares.

2.    Shareholders will be invested in an open-end fund with similar investment objectives and policies taking into account a larger asset base, a lower advisory fee and lower annual operating expenses per share.

3.    As of December 15, 2006, Government Income shares were trading at a 2.07% discount to net asset value. If consummated, the Reorganization will give Government Income shareholders the opportunity to capture the value of the discount between market price and net asset value of the shares, if any, at the time of the Reorganization because Government Income shareholders will become holders of Class D Government Securities Shares with the same aggregate net asset value as shares of Government Income.

4.    The Reorganization has been structured in a manner intended to qualify as a tax-free reorganization for federal income tax purposes, pursuant to which no gain or loss will be recognized by Government Income, Government Securities or their shareholders for federal income tax purposes as a result of transactions included in the Reorganization.

In light of the reduction in annual operating expenses and other potential benefits of the Reorganization, as well as the uncertainty regarding the extent to which any lost capital loss carryovers could have been utilized for the benefit of Government Income Shareholders (as set forth in greater detail herein under ‘‘The Reorganization — Tax Aspects of the Reorganization’’), the Board concluded that the Reorganization was in the best interests of the Shareholders, notwithstanding the potential loss of capital loss carryovers.

The Board of Trustees of Government Securities, including a majority of the Independent Trustees of Government Securities, also has determined that the Reorganization is in the best interests of Government Securities and its shareholders and that the interests of existing shareholders of Government Securities will not be diluted as a result thereof. In addition, the Board of Trustees of Government Securities, determined that its shareholders will benefit as a result of the Reorganization because the Combined Fund will have a lower expense ratio and may also benefit from potential better pricing on portfolio transactions (given the larger asset base) and from more effective distribution efforts following the elimination of a similar competing Morgan Stanley Fund. Further, the Reorganization would create a clearer, more understandable offering of products managed by the Taxable Fixed Income team which should support a more focused sales and marketing effort. The transaction will enable Government Securities to acquire investment securities which are consistent with Government Securities’ investment objective, without the brokerage costs attendant to the purchase of such securities in the market.

The Reorganization Agreement

The terms and conditions under which the Reorganization would be consummated, as summarized below, are set forth in the Reorganization Agreement. This summary is qualified in its entirety by reference to the form of Reorganization Agreement, a copy of which is attached as Exhibit A to this Proxy Statement and Prospectus.

The Reorganization Agreement provides that (i) Government Income will transfer substantially all of its assets, including portfolio securities, cash, cash equivalents and receivables to Government Securities on the Closing Date in exchange for the assumption by Government Securities of substantially all of the liabilities of Government Income, including all expenses, costs, charges and reserves, as reflected on an unaudited statement of assets and liabilities of Government Income prepared by the Treasurer of Government Income as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period, and the delivery of the Class D Government Securities Shares; (ii) the Class D Government Securities Shares would be distributed to Government Income Shareholders on the Closing Date or as soon as practicable thereafter; (iii) Government Income would be terminated and de-registered as an investment company under the 1940 Act; and (iv) the outstanding shares of Government Income would be canceled.

The number of Class D Government Securities Shares to be delivered to Government Income will be determined by dividing the aggregate net asset value of the shares of Government Income acquired by Government Securities by the net asset value per share of the Class D shares of Government Securities; these values will be calculated as of the close of business of the New York Stock Exchange on the Valuation Date. As an illustration, assume that on the Valuation Date, shares of Government Income had an aggregate net asset value of $100,000. If the net asset value per Class D Government Securities Shares were $10 per share at the close of business on the Valuation Date, the number of Class D Government Securities Shares to be issued would be 10,000 ($100,000 ÷ $10). These 10,000 Class D Government Securities Shares would be distributed to the former shareholders of Government Income. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.

On the Closing Date or as soon as practicable thereafter, Government Income will distribute pro rata to its Shareholders of record as of the close of business on the Valuation Date, the Class D Government Securities Shares that it receives. Government Securities will cause its transfer agent to credit and confirm an appropriate number of Class D Government Securities Shares to each Shareholder. Certificates for Class D Government Securities Shares will be issued only upon written request of a Shareholder and only for whole shares, with fractional shares credited to the name of the Shareholder on the books of Government Securities. Shareholders who wish to receive certificates representing their Class D Government Securities Shares must, after receipt of their confirmations, make a written request to Government Securities’ transfer agent Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311. Shareholders of Government Income holding their shares in certificate form will be asked to surrender such certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their Class D Government Securities Shares; however, such Shareholders will not be able to redeem, transfer or exchange the Class D Government Securities Shares received until the old certificates have been surrendered.

The Closing Date will be the Valuation Date or the next business day following the Valuation Date. The consummation of the Reorganization is contingent upon the approval of the Reorganization by the Shareholders and the receipt of the other opinions and certificates set forth in Sections 6, 7 and 8 of the Reorganization Agreement and the occurrence of the events described in those Sections, certain of which may be waived by Government Income or Government Securities. The Reorganization Agreement may be amended in any mutually agreeable manner.

The Reorganization Agreement may be terminated and the Reorganization abandoned at any time, before or after approval by Shareholders, by mutual consent of Government Income and Government Securities. In addition, either party may terminate the Reorganization Agreement upon the occurrence of a material breach of the Reorganization Agreement by the other party or if, by July 31, 2007, any condition set forth in the Reorganization Agreement has not been fulfilled or waived by the party entitled to its benefits.

Under the Reorganization Agreement, within one year after the Closing Date, Government Income shall: either pay or make provision for all of its liabilities to former Shareholders of Government Income that received Class D Government Securities Shares. Government Income shall be deregistered as an investment company and terminated promptly following the distributions of Class D Government Securities Shares to Shareholders of record of Government Income.

The effect of the Reorganization is that Shareholders who vote their shares in favor of the Reorganization Agreement are electing to sell their shares of Government Income (at net asset value on the Valuation Date) and reinvest the proceeds in Class D Government Securities Shares at net asset value, pursuant to a transaction designed to occur without recognition of taxable gain or loss for federal income tax purposes. See ‘‘Tax Aspects of the Reorganization’’ below. If Government Income recognizes net gain from the sale of securities prior to the Closing Date, substantially all of such gain, to the extent not offset by capital loss carryforwards, will be distributed to Shareholders on or prior to the Closing Date and will be taxable to Shareholders as capital gain.

Shareholders will continue to be able to trade their shares of Government Income on the New York Stock Exchange until the close of business on the business day next preceding the Closing Date.

Tax Aspects of the Reorganization

Tax Consequences of the Reorganization to the Shareholders.    The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the ‘‘Code’’).

As a condition to the Reorganization, Government Income and Government Securities have requested an opinion of Clifford Chance US LLP to the effect that, based on certain assumptions, facts, the terms of the Reorganization Agreement and representations set forth in the Reorganization Agreement or otherwise provided by Government Income and Government Securities:

1.    The transfer of Government Income’s assets in exchange for Class D Government Securities Shares and the assumption by Government Securities of certain stated liabilities of Government Income followed by the distribution by Government Income of the Class D Government Securities Shares to Shareholders in exchange for their Government Income shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a ‘‘reorganization’’ within the meaning of Section 368(a)(1)(C) of the Code, and Government Income and Government Securities will each be a ‘‘party to a reorganization’’ within the meaning of Section 368(b) of the Code;

2.    No gain or loss will be recognized by Government Securities upon the receipt of the assets of Government Income solely in exchange for the Class D Government Securities Shares and the assumption by Government Securities of the stated liabilities of Government Income;

3.    No gain or loss will be recognized by Government Income upon the transfer of the assets of Government Income to Government Securities in exchange for Class D Government Securities Shares and the assumption by Government Securities of the stated liabilities or upon the distribution of Class D Government Securities Shares to Shareholders in exchange for their Government Income shares;

4.    No gain or loss will be recognized by Shareholders upon the exchange of the shares of Government Income for the Class D Government Securities Shares;

5.    The aggregate tax basis for the Class D Government Securities Shares received by each of the Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the shares in Government Income held by each such Shareholder immediately prior to the Reorganization;

6.    The holding period of the Class D Government Securities Shares to be received by each Shareholder will include the period during which the shares in Government Income surrendered in exchange therefor were held (provided such shares in Government Income were held as capital assets on the date of the Reorganization);

7.    The tax basis of the assets of Government Income acquired by Government Securities will be the same as the tax basis of such assets of Government Income immediately prior to the Reorganization; and

8.    The holding period of the assets of Government Income in the hands of Government Securities will include the period during which those assets were held by Government Income.

The advice of counsel is not binding on the Internal Revenue Service (the ‘‘IRS’’) or the courts and neither Government Income nor Government Securities has sought a ruling with respect to the tax treatment of the Reorganization. The opinion of counsel, if delivered, will be based on the Code, regulations issued by the Treasury Department under the Code, court decisions and administrative pronouncements issued by the IRS with respect to all of the foregoing, all as in effect on the date of the opinion, and all of which may be repealed, revoked or modified thereafter, possibly on a retroactive basis.

Shareholders should consult their tax advisors regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to federal income tax consequences of the proposed Reorganization, Shareholders should also consult their tax advisors as to state and local tax consequences, if any, of the proposed Reorganization.

Tax Consequences of the Reorganization to Government Income and Government Securities.    Under the Code, the Reorganization may result in limitations on the utilization of the capital loss carryovers of Government Income. The effect of any such limitations will depend on the existence and amount of Government Income’s and Government Securities’ capital loss carryovers, built-in capital losses and built-in capital gains at the time of the Reorganization. In general, a fund will have built-in capital gains if the fair market value of its assets on the date of the Reorganization exceeds its tax basis in such assets and a fund will have built-in capital losses if its tax basis in its assets exceeds the fair market value of such assets on the date of the Reorganization.

As of its fiscal year ended September 30, 2006, Government Income had approximately $5 million of estimated capital loss carryovers. Additionally, as of September 30, 2006, Government Income had approximately $1.4 million of built-in capital gains. Government Securities had approximately $61.2 million of capital loss carryovers (as of December 31, 2005) and $45.5 million of built-in capital gains (as of December 31, 2005).

Under the Code, assuming certain continuity of business requirements are followed after the Reorganization, each Fund’s capital loss carryovers can be carried forward for eight years from the year in which incurred. The capital loss carryovers generally can be used in each of those eight years to offset any capital gains that are realized by the Fund in that year, but only to the extent that capital gains exceed the capital losses (if any) that are realized by the Fund in that year.

In general, following the Reorganization, the Combined Fund’s ability to utilize the capital loss carryovers of Government Income and Government Securities will be subject to the following limitations:

1.	The Combined Fund can utilize the capital loss carryovers of Government Income to offset against capital gains from sales of assets owned by Government Income immediately before the Reorganization, but only to the extent that (x) such sales occur within a period ending approximately five years after the Reorganization and (y) the capital gains from such sales do not exceed the built-in capital gains of Government Income on the date of the Reorganization;

2.	In addition to being able to utilize the capital loss carryovers of Government Income as described in paragraph 1, assuming certain continuity of business requirements are satisfied following the Reorganization, the Combined Fund also will be able to utilize a further amount of the capital loss carryovers of Government Income to offset against other capital gains each year. This amount is determined based on certain facts as of the date of the Reorganization; and

3.	The Combined Fund can utilize the capital loss carryovers of Government Securities to offset all capital gains realized by the Combined Fund after the Reorganization, other than capital gains described in paragraph 1.

It is not entirely certain how much of their respective capital loss carryovers Government Income would be able to utilize in future years if the Reorganization did not occur. The amount of capital loss carryovers that the Fund could utilize in future years if the Reorganization did not occur would depend on, among other things, whether the Fund participated in some other transaction in the future that resulted in limitations being imposed on the Fund’s utilization of capital loss carryovers; the amount of capital gains that the Fund would be able to realize in future years before its capital loss carryovers expired; and the amount of capital losses that the Fund would realize in future years. The Reorganization conceivably may result in the Combined Fund being unable to utilize capital loss carryovers that could have been used by Government Income if the transaction did not occur. Nevertheless, in view of the relatively small amount of capital loss carryovers of Government Income that are at issue, it is not expected that the Reorganization will result in any loss of those carryovers.

Description of Shares

The Class D Government Securities Shares will, when issued, be fully paid and non-assessable by Government Securities and transferable without restrictions and will have no preemptive rights.

Capitalization Table (unaudited)

The following table sets forth the capitalization of Government Securities and Government Income as of September 30, 2006 and on a pro forma combined basis as if the Reorganization had occurred on that date:

	Net Assets*	Shares Outstanding	Net Asset Value Per Share
Government Income	$309,200,918	31,880,656	$9.70
Government Securities
Class D	$226,552,141	25,181,540	$9.00
Class A, B, C, D	$2,447,344,527	272,041,412	$9.00
Combined Fund (pro forma)
Class D	$535,421,295	59,537,198	$8.99	*
Class A, B, C, D	$2,756,213,681	306,397,070	—

*	The pro forma net assets and net asset value per share reflect the payment of reorganization expenses of approximately $331,764 by Government Income.

Appraisal Rights

Shareholders will have no appraisal rights in connection with the Reorganization.

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

Investment Objectives and Policies

The investment objectives and policies of Government Income and Government Securities are similar. Government Income seeks to provide as high a level of current income as is consistent with prudent investment and, as a secondary objective, capital appreciation. Government Securities seeks a high level of current income consistent with safety of principal.

Government Income

Government Income seeks to achieve its investment objective by investing at least 80% of its net assets in U.S. Government Securities, which include (i) U.S. Treasury bonds (generally maturities of greater than ten years), all of which are direct obligations of the U.S. Government, and as such, are backed by the full faith and credit of the United States, (ii) securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States, (iii) securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury and (iv) securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but which are backed by the credit of the issuing agency or instrumentality.

Government Income may invest in mortgage-backed securities, mortgage pass-through securities, CMOs, ARMs, zero coupon Treasury securities, swaps, asset-backed securities, inverse Floaters, non-agency mortgage securities and cross currency hedging transactions. Government Income may also invest up to 20% of its total assets in repurchase agreements, money market instruments and foreign government securities. The Fund may invest in financial futures contracts and related options thereon solely for hedging purposes.

Government Securities

Government Securities seeks to achieve its investment objective by investing at least 80% of its net assets in U.S. Government Securities (including zero coupon securities), which include (a) U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government, (b) securities (including mortgage-backed securities) issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States, (c) securities (including mortgage-backed securities) issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury, (d) securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality and (e) securities supported by the U.S. Government in some other way, such as the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality.

Government Securities may invest in mortgage-backed securities, CMOs and futures, including interest rate futures and may invest up to 10% of its net assets in inverse floaters.

The investment objectives of both Government Income and Government Securities are fundamental and may not be changed without shareholder approval. The foregoing discussion is a summary of the principal differences and similarities between the investment policies of the Funds. For a more complete discussion of Government Securities’ policies, see ‘‘Principal Investment Strategies’’ in Government Securities’ Prospectus and ‘‘Description of the Fund and Its Investments and Risks’’ in its Statement of Additional Information.

Investment Restrictions

The investment restrictions adopted by Government Income and Government Securities as fundamental policies are similar (except for the differences described below). A fundamental investment restriction cannot be changed without the vote of the majority of the outstanding voting securities of a Fund, as defined in the 1940 Act. Government Securities’ investment restrictions are summarized under the caption ‘‘Description of the Fund and Its Investments and Risks — Fund Policies/Investment Restrictions’’ in its Statement of Additional Information.

Government Income may not invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation (other than any obligation of the United States Government, its agencies or instrumentalities). Government Income may not invest in securities of any issuer if, to the knowledge of the Fund, any officer or trustee/director of the Fund or of the Investment Adviser owns more than ½ of 1% of the outstanding securities of such issuer and such officers and trustees/directors who own more than ½ of 1% own in the aggregate more than 5% of the outstanding securities of such issuer. Government Income may not enter into reverse repurchase agreements in an amount exceeding 10% of the Fund’s total assets and it may not pledge its assets or assign or otherwise encumber them except to secure permitted borrowings effected within the limitations set forth in the preceding sentence. Government Income may not sell securities short or maintain a short position.1 It may not purchase securities on margin (but the Fund may obtain short-term loans as are necessary for the clearance of transactions). Government Income may not purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs. Government Income may not purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets. Government Income may not purchase or sell commodities or commodities contracts.

ADDITIONAL INFORMATION ABOUT GOVERNMENT INCOME AND GOVERNMENT SECURITIES

General

Government Income is registered under the 1940 Act, as amended, as a diversified, closed-end management investment company. It is an entity of the type commonly known as a ‘‘Massachusetts business trust’’ and commenced operations on February 29, 1988. Government Income’s primary objective is to provide as high a level of current income as is consistent with prudent investment and, as a secondary objective, capital appreciation. Government Income will seek to achieve its investment objective by investing principally in debt securities issued by the U.S. Government, its agencies or instrumentalities. This includes securities issued by certain agencies and instrumentalities of the U.S. Government which are not backed by the full faith and credit of the U.S. Government. Shares of Government Income are not issued, insured or guaranteed as to value or yield by the U.S. Government, its agencies or instrumentalities.

For a discussion of the organization and operation of Government Securities, see ‘‘Fund Management,’’ ‘‘Investment Objective’’ and ‘‘Principal Investment Strategies’’ in Government Securities’ Prospectus and ‘‘Fund History’’ in Government Securities’ Statement of Additional Information.

Financial Information

For additional financial information about Government Income and Government Securities, see Government Income’s Annual Report for the fiscal year ended September 31, 2006, Government Securities’ Annual Report for the fiscal year ended December 31, 2005 and ‘‘Past Performance’’ in Government Securities’ Prospectus.

Management

The Board of Trustees of each Fund oversees the management of the Fund, but does not itself manage the Fund. Each Fund’s Trustees review various services provided by or under the direction of the

1	Government Securities has adopted a similar non-fundamental investment policy that allows only short sales against the box. Government Securities’ policy can be changed at any time without shareholder vote.

Investment Adviser to ensure that each Fund’s general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Funds in a satisfactory manner. Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of each Fund and not the Trustee’s own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of each Fund and its shareholders.

Each Fund has retained the Investment Adviser to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser’s address is 1221 Avenue of the Americas, New York, NY 10020.

Each Fund’s assets are managed within the Taxable Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of each Fund’s portfolio include Scott F. Richard, a Managing Director of the Investment Adviser, and Jaidip Singh and Michael Luo, Executive Directors of the Investment Adviser. Mr. Richard has been associated with the Investment Adviser in an investment management capacity since February 1992 and began managing Government Securities in April 2003 and Government Income in March 2003. Mr. Singh has been associated with the Investment Adviser in an investment management capacity since April 1996 and began managing Government Securities in November 2003 and Government Income in January 2005. Mr. Luo has been associated with the Investment Adviser in an investment management capacity since July 1998 and began managing Government Securities in April 2005 and Government Income in January 2005.

Mr. Richard is the lead manager of each Fund. Each member of the team is responsible for specific sectors. All team members are responsible for the day-to-day management of the Funds and for the execution of the overall strategy of each Fund.

The composition of the team may change from time to time.

The Statement of Additional Information to this Proxy Statement/Prospectus that is incorporated be reference herein provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in Government Income.

For further information about the Board of Trustees, Investment Adviser and the Distributor of Government Securities and Government Income, see ‘‘Fund Management’’ in Government Securities’ Prospectus, ‘‘Management of the Fund’’ in Government Securities’ Statement of Additional Information and ‘‘Trustee and Officer Information’’ in Government Income’s Annual Report.

Administrator of Government Income

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc., an affiliate of the Investment Adviser, Government Income pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to Government Income’s daily net assets.

Custodian, Dividend Disbursing and Transfer Agent of Government Income

The Bank of New York, 100 Church Street, New York, NY 10286, is Government Income’s custodian and has custody of all securities and cash of Government Income. The custodian, among other things, attends to the collection of principal and income and payment for collection of proceeds of securities bought and sold by Government Income. Any of Government Income’s cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. Such balances may, at times, be substantial.

Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, NJ 07311, an affiliate of the Investment Adviser and the Administrator, is the dividend disbursing and transfer agent of Government Income. The Transfer Agent charges Government Income an annual per shareholder account fee and is reimbursed for its out-of-pocket expenses.

Description of Securities and Shareholder Inquiries

For inquiries regarding the Reorganization, shareholders may call (800) 869-NEWS. For all other inquiries, shareholders may send communications to Government Income’s Board of Trustees. Shareholders should send communications intended for Government Income’s Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either Government Income’s office or directly to such Board member(s) at the address specified for each Trustee in the Annual Report. Other shareholder communications received by Government Income not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

For a description of the nature and most significant attributes of shares of Government Securities, and information regarding shareholder inquiries, see ‘‘Capital Stock and Other Securities’’ and ‘‘Management of the Fund — Management Information — Shareholder Communications’’ in Government Securities’ Statement of Additional Information.

Market Price, Net Asset Value and Discount/Premium Information for Government Income

Set forth below is information with respect to Government Income’s shares of beneficial interest as of December 15, 2006:

Title of Issue	Authorized	Outstanding	Amount Held by the Fund or for Its Account
Common Stock, $0.01 par value	Unlimited	31,785,256 shares	0 shares

Government Income’s shares are listed and traded on the New York Stock Exchange. The table on the following page shows the high and low closing prices on the New York Stock Exchange per share of Common Stock of Government Income, the high and low net asset value per share and the discount or premium to net asset value represented by the quotation for each quarter since December 2004.

	Market Price(1)		Net Asset Value(1)		Premium (Discount)(1)
Quarter Ended	High	Low	High	Low	High	Low
September 30, 2006	$8.97	$8.52	$9.72	$9.44	(7.05%)	(10.22%)
June 30, 2006	$8.67	$8.49	$9.59	$9.45	(8.76%)	(10.50%)
March 31, 2006	$8.93	$8.62	$9.77	$9.59	(8.32%)	(10.41%)
December 31, 2005	$8.94	$8.67	$9.77	$9.61	(8.21%)	(10.56%)
September 30, 2005	$9.02	$8.87	$9.90	$9.74	(7.88%)	(9.90%)
June 30, 2005	$9.03	$8.78	$9.94	$9.70	(8.79%)	(10.22%)
March 31, 2005	$9.09	$8.70	$9.90	$9.66	(7.81%)	(10.14%)
December 31, 2004	$8.98	$8.761	$9.89	$9.74	(8.55%)	(10.37%)

(1)	As reported by Bloomberg.

Dividends, Distributions and Taxes

It is Government Income’s present policy, which may be changed by the Board of Trustees, to pay monthly dividends to shareholders from net investment income of the Fund. Government Income intends to distribute all of its net investment income and capital gains to shareholders on an annual basis. Distributions to shareholders are normally subject to federal income tax in the shareholders’ hands when the dividends are paid. This is true whether shareholders take the dividends in cash or reinvest them in Fund shares. Distributions to shareholders also may be subject to state and local income tax. Depending on states’ tax rules, however, any dividends attributable to interest earned on direct obligations of the U.S. government may be exempt from state and local taxes. Any distributions of net investment income and any short-term capital gain distributions are taxable to shareholders as ordinary income. Long-term capital gain distributions are taxable as long-term capital gains, no matter how long shareholders have owned shares in the Fund. Shareholders who are not subject to income tax will not be required to pay tax on distributions. Every January, shareholders will be sent a statement showing the taxable distributions paid to them in the previous year. This statement provides information on shareholders’ dividends and capital gains for tax purposes.

All persons becoming registered holders of shares of Government Income (other than brokers and nominees of banks or other financial institutions) will automatically be included in the Fund’s Automatic Dividend Reinvestment Plan (the ‘‘Plan’’), unless they elect to the contrary at the time they purchase shares of the Fund. All distributions under the Plan will automatically be reinvested in shares of Government Income in full and fractional shares as described below. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record by the dividend paying agent.

Details of the Plan

Whenever Government Income declares a dividend or other distribution, it will pay the amount thereof to the dividend paying agent on behalf of shareholders under the Plan either in cash which Government Income must use to buy shares in the open market or in additional shares of the Fund, whichever would be more favorable to such shareholders. At the valuation date (no earlier than the fifth trading day preceding the dividend payment date and no later than the dividend payment date) the dividend paying agent will compare the net asset value with the market price (always including brokerage commissions) per share of the Fund’s shares. If the net asset value on that date is lower than market price, the dividend paying agent will request payment of the dividend or distribution from the Fund in additional shares at the greater of net asset value determined as of the date of purchase or 95% of the market price. Government Income will not issue shares under the Plan below net asset value. If the market price is lower than net asset value, the dividend will be paid in cash which the dividend paying agent will use to buy shares of the Fund in the open market. If, before the dividend paying agent has completed its purchases, the market price exceeds the net asset value, the average purchase price per share paid by the dividend paying agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

Market price for the purpose of the Plan will be the market price of the shares on the New York Stock Exchange, or in the event that the shares are not listed on a securities exchange at the time, market price will be the asked price, or the mean of the asked prices if more than one is available, of the shares in the over-the-counter market. Since shares will be purchased in the market rather than received from the Fund when market price plus brokerage commission is lower than net asset value, the net asset value per share of outstanding shares will not be diluted.

Under certain circumstances Government Income’s shareholders participating in the Plan may receive benefits not enjoyed by non-participating shareholders. Since the Fund does not redeem its shares, the market value of its shares may from time to time be more or less than the net asset value of such shares. When the market price is higher than net asset value, distributions to shareholders participating in the Plan will be paid in the form of shares of the Fund at the greater of net asset value of 95% of the market price, and the shareholder will receive shares having a market value in excess of the cash value of the distribution. When the market price (plus brokerage commissions) is less than the net asset value, the cash distribution will be used to purchase the Fund’s shares in the market for the account of the participants in the Plan. In this case the shareholder will receive more shares than if the cash were reinvested at net asset value.

All registered holders of shares of Government Income (other than brokers and nominees of banks or other financial institutions) will be furnished a copy of the Plan. Shareholders may terminate their participation in the Plan at any time and elect to receive distributions in cash by notifying the dividend paying agent in writing. Such notification must be received prior to the record date of any distribution. There will be no charge or other penalty for such termination. If the dividend paying agent does not receive notice of an election to receive cash distributions from any shareholder prior to the record date of any distribution, the shareholder will thereafter automatically be included in the Plan with respect to such distribution.

The dividend paying agent will maintain the shareholder’s account, hold the certificates representing the additional shares acquired through the Plan in safekeeping and furnish the shareholder with written confirmation of all transactions in the account, including information needed for personal and tax records. The dividend paying agent will vote shares in the shareholder’s account in accordance with any proxy the shareholder gives Government Income for shares held of record by him or her. On termination of the account, a certificate for full shares in the account, plus a check for the market value of any fractional interest, will be sent to the shareholder.

Brokers and nominees of banks and financial institutions are advised to contact the dividend paying agent to determine whether the beneficial holders of shares held in their names may participate in the Plan.

The automatic reinvestment of dividend and distributions will not relieve participants of any income tax that may be payable on such dividends or distributions. See ‘‘Tax Consequences’’ in Government Securities’ Prospectus for a discussion of the taxation of dividends and distributions.

Government Income reserves the right to amend or terminate the Plan. There is no service charge to participants in the Plan; however, dividend paying agent reserves the right to amend the Plan to include a service charge payable by the participants to the dividend paying agent to cover its expenses in administering the Plan. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the dividend paying agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions.

For a discussion of Government Securities’ and policies with respect to dividends, distributions and taxes, see ‘‘Distributions’’ and ‘‘Tax Consequences’’ in Government Securities’ Prospectus, as well as the discussion herein under ‘‘Synopsis — Tax Consequences of the Reorganization,’’ ‘‘Synopsis — Comparison of Government Income and Government Securities — Dividends,’’ and ‘‘The Reorganization — Tax Aspects of the Reorganization.’’

Purchases, Repurchases and Redemptions

Shares of closed-end investment companies frequently trade at a discount from net asset value. In recognition of the possibility that Government Income’s shares might similarly trade at a discount, the Trustees have determined that it would be in the interest of shareholders for Government Income to take action to attempt to reduce or eliminate a market value discount from net asset value. To that end, the Trustees presently contemplate that Government Income would from time to time take action either to repurchase in the open market or to tender for its own shares at net asset value. The Board presently intends, on an annual basis, to consider the making of a tender offer. At no time, however, will the Trustees be required to make such repurchases or tender offers.

Government Income may repurchase its shares in the open market or in privately negotiated transactions, at a price not above market value, if any, or net asset value, whichever is lower, at the time of such purchase. Such repurchases will be done in accordance with applicable securities laws.

In addition, the Trustees have currently determined to consider, on an annual basis, the making of an offer to each shareholder of record to purchase shares owned by such shareholder at a price to be determined in accordance with the terms and conditions described below.

There can be no assurance that repurchases and/or tenders will result in Government Income’s shares trading at a price which is equal to their net asset value. Government Income anticipates that the market price of its shares will from time to time vary from net asset value. The market price of Government Income’s shares will, among other things, be determined by the relative demand for and supply of such shares in the market, Government Income’s investment performance, its dividends and yield and investor perception of Government Income’s overall attractiveness as an investment as compared with other investment alternatives. Nevertheless, the fact that Government Income’s shares may be the subject of repurchase and/or tender offers from time to time may enhance their attractiveness to investors and thus reduce the spread between market price and net asset value that might otherwise exist.

Although the Trustees believe that share repurchases and tenders generally would have a favorable effect on the market price of the Fund’s shares, it should be recognized that the acquisition of shares by Government Income will decrease the total assets of the Fund and therefore have the effect of increasing the Fund’s expense ratio.

Even if a tender offer has been made, it is the Trustees’ announced policy, which may be changed by the Trustees, not to accept tenders or effect repurchases if (1) such transactions, if consummated, would (a) result in the delisting of Government Income’s shares from the New York Stock Exchange, or (b) impair Government Income’s status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund’s income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund); (2) Government Income would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objective and policies in order to repurchase shares; or (3) there is, in the judgment of the Trustees, any material (a) legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting Government Income, (b) suspension of or limitation on prices for trading securities generally on the New York Stock Exchange, (c) declaration of a banking moratorium by federal, state or foreign authorities or any suspension of payment by banks in the United States, New York State or foreign countries in which the Fund invests, (d) limitation affecting the Fund or the issuers of its portfolio securities imposed by federal, state or foreign authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or other countries in which the Fund invests, or (f) other event or condition which would have a material adverse effect on the Fund or its shareholders if shares were repurchased. The Trustees may modify these conditions in light of experience.

Any tender offer made by Government Income will be at a price equal to the net asset value of the shares on a date subsequent to the Fund’s receipt of all tenders. Each offer will be made and shareholders notified in accordance with the requirements of the Securities Exchange Act of 1934 and the 1940 Act, either by publication or mailing or both. Each offering document will contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder. When a tender offer is authorized to be made by the Trustees, a shareholder wishing to accept the offer will be required to tender all (but not less than all) of the shares owned by such shareholder (or attributed to him for federal income tax purposes under the Code). Government Income will purchase all shares tendered in accordance with the terms of the offer unless it determines to accept none of them (based upon one of the conditions set forth above). Each person tendering shares will pay to the Fund a service charge of $25.00 which will be deducted from the proceeds of the purchase, to help defray certain costs, including the processing of tender forms, effecting payment, postage and handling. The Transfer Agent will receive the fee as an offset to these costs. Government Income expects the cost to the Fund of effecting a tender offer will exceed the aggregate of all service charges received from those who tender their shares. These excess costs, if any, will be charged against capital.

Subject to its investment restrictions, Government Income may borrow money to finance the repurchase of shares in the open market or pursuant to any tender offer. Interest on any borrowings to finance share repurchase transactions will reduce Government Income’s net income.

Tendered shares that have been accepted and repurchased by Government Income will be held in the treasury until retired by the Trustees. Treasury shares will be recorded and reported as an offset to shareholders’ equity, and accordingly will reduce the Fund’s net asset value. If treasury shares are retired, shares of Beneficial Interest issued and outstanding and capital in excess of par will be reduced.

For a discussion of how Government Securities’ shares may be purchased, repurchased and redeemed, as applicable, see ‘‘How to Buy Shares,’’ ‘‘How to Exchange Shares’’ and ‘‘How to Sell Shares’’ in Government Securities’ Prospectus.

FINANCIAL STATEMENTS AND EXPERTS

The financial statements of Government Securities, for the fiscal year ended December 31, 2005, and Government Income, for the fiscal year ended September 30, 2006, that are incorporated by reference in the Statement of Additional Information relating to the Registration Statement on Form N-14 of which this Proxy Statement and Prospectus forms a part, have been audited by Deloitte & Touche LLP, independent registered accounting firm. The financial statements are incorporated by reference in reliance upon such reports given upon the authority of said firm as experts in accounting and auditing.

LEGAL MATTERS

Certain legal matters concerning the issuance of Class D Government Securities Shares will be passed upon by Clifford Chance US LLP, New York, New York. Such firm will rely on Dechert LLP as to matters of Massachusetts law.

AVAILABLE INFORMATION

Additional information about Government Income and Government Securities is available, as applicable, in the following documents which are incorporated herein by reference: (i) Government Securities’ Prospectus dated April 28, 2006, as may be supplemented from time to time, attached to this Proxy Statement and Prospectus as Exhibit B, which Prospectus forms a part of Post-Effective Amendment No. 27 to Government Securities’ Registration Statement on Form N-1A (File Nos. 2-86966; 811-3870); (ii) Government Securities’ Annual Report for its fiscal year ended December 31, 2005, accompanying this Proxy Statement and Prospectus; and (iii) Government Income’s Annual Report for its fiscal year ended September 30, 2006. The foregoing documents may be obtained without charge by calling (800) 869-NEWS (toll-free).

Currently, Government Income shares trade on the New York Stock Exchange (‘‘NYSE’’). Reports, proxy statements and other information concerning Government Income can be inspected at 20 Broad Street, New York, New York 10004.

Government Income and Government Securities are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the Commission. Proxy material, reports and other information about Government Income and Government Securities which are of public record can be viewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information about the Reference Room’s operations may be obtained by calling the Commission at (202) 551-8090. Reports and other information about each Fund are available on the EDGAR Database on the Commission’s Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

OTHER BUSINESS

Management of Government Income knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.

By Order of the Board of Trustees
Mary E. Mullin, Secretary

[December 27], 2006

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (‘‘Agreement’’) is made as of this 1st day of December, 2006, by and between MORGAN STANLEY U.S. GOVERNMENT SECURITIES TRUST, a Massachusetts business trust (‘‘Government Securities’’), and MORGAN STANLEY GOVERNMENT INCOME TRUST, a Massachusetts business trust (‘‘Government Income’’).

This Agreement is intended to be and is adopted as a ‘‘plan of reorganization’’ within the meaning of Treas. Reg. 1.368-2(g), for a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the ‘‘Code’’). The reorganization (‘‘Reorganization’’) will consist of the transfer to Government Securities of substantially all of the assets of Government Income in exchange for the assumption by Government Securities of all stated liabilities of Government Income and the issuance by Government Securities of Class D shares of beneficial interest, par value $0.01 per share (the ‘‘Class D Government Securities Shares’’), to be distributed, after the Closing Date hereinafter referred to, to the shareholders of Government Income in liquidation of Government Income as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.    THE REORGANIZATION AND LIQUIDATION OF GOVERNMENT INCOME

1.1    Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Government Income agrees to assign, deliver and otherwise transfer the Government Income Assets (as defined in paragraph 1.2) to Government Securities and Government Securities agrees in exchange therefor to assume all of Government Income’s stated liabilities on the Closing Date as set forth in paragraph 1.3 and to deliver to Government Income the number of Class D Government Securities Shares, including fractional Class D Government Securities Shares, determined in the manner set forth in paragraph 2.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (‘‘Closing’’).

1.2    (a)    The ‘‘Government Income Assets’’ shall consist of all property, including without limitation, all cash, cash equivalents, securities and dividend and interest receivables owned by Government Income, and any deferred or prepaid expenses shown as an asset on Government Income’s books on the Valuation Date.

(b)    On or prior to the Valuation Date, Government Income will provide Government Securities with a list of all of Government Income’s assets to be assigned, delivered and otherwise transferred to Government Securities and a list of the stated liabilities to be assumed by Government Securities pursuant to this Agreement. Government Income reserves the right to sell any of the securities on such list but will not, without the prior approval of Government Securities, acquire any additional securities other than securities of the type in which Government Securities is permitted to invest and in amounts agreed to in writing by Government Securities. Government Securities will, within a reasonable time prior to the Valuation Date, furnish Government Income with a statement of Government Securities’ investment objective, policies and restrictions and a list of the securities, if any, on the list referred to in the first sentence of this paragraph that do not conform to Government Securities’ investment objective, policies and restrictions. In the event that Government Income holds any investments that Government Securities is not permitted to hold, Government Income will dispose of such securities on or prior to the Valuation Date. In addition, if it is determined that the portfolios of Government Income and Government Securities, when aggregated, would contain investments exceeding certain percentage limitations imposed upon Government Securities with respect to such investments, Government Income if requested by Government Securities will, on or prior to the Valuation Date, dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date (as defined in paragraph 3.1).

1.3    Government Income will endeavor to discharge all of its liabilities and obligations on or prior to the Valuation Date. Government Securities will assume all stated liabilities, which includes, without limitation, all expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of Government Income prepared by the Treasurer of Government Income as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period.

1.4    In order for Government Income to comply with Section 852(a)(1) of the Code and to avoid having any investment company taxable income or net capital gain (as defined in Sections 852(b)(2) and 1222(11) of the Code, respectively) in the short taxable year ending with its dissolution, Government Income will on or before the Valuation Date (a) declare a dividend in an amount large enough so that it will have declared dividends of substantially all of its investment company taxable income and net capital gain, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (b) distribute such dividend.

1.5    On the Closing Date or as soon as practicable thereafter, Government Income will distribute Class D Government Securities Shares received by Government Income pursuant to paragraph 1.1 pro rata to its shareholders of record determined as of the close of business on the Valuation Date (‘‘Government Income Shareholders’’). Each Government Income Shareholder will receive Class D Government Securities Shares. Such distribution will be accomplished by an instruction, signed by Government Income’s Secretary, to transfer Class D Government Securities Shares then credited to Government Income’s account on the books of Government Securities to open accounts on the books of Government Securities in the names of the Government Income Shareholders and representing the respective pro rata number of Class D Government Securities Shares due such Government Income Shareholders. All issued and outstanding shares of Government Income simultaneously will be canceled on Government Income’s books; however, share certificates representing interests in Government Income will represent a number of Class D Government Securities Shares after the Closing Date as determined in accordance with paragraph 2.3. Government Securities will issue certificates representing Class D Government Securities Shares in connection with such exchange only upon the written request of a Government Income Shareholder.

1.6    Ownership of Class D Government Securities Shares will be shown on the books of Government Securities’ transfer agent. Class D Government Securities Shares will be issued in the manner described in Government Securities’ current Prospectus and Statement of Additional Information.

1.7    Any transfer taxes payable upon issuance of Class D Government Securities Shares in a name other than the registered holder of Class D Government Securities Shares on Government Income’s books as of the close of business on the Valuation Date shall, as a condition of such issuance and transfer, be paid by the person to whom Class D Government Securities Shares are to be issued and transferred.

1.8    Any reporting responsibility of Government Income is and shall remain the responsibility of Government Income up to and including the date on which Government Income is terminated and deregistered pursuant to paragraph 1.9.

1.9    Within one year after the Closing Date, Government Income shall pay or make provision for the payment of all its liabilities and taxes. If and to the extent that any trust, escrow account or other similar entity continues after the close of such one-year period in connection either with making provision for payment of liabilities or taxes or with distributions to shareholders of Government Income, such entity shall either (i) qualify as a liquidating trust under Section 7701 of the Code (and applicable Treasury Regulations thereunder) or other entity which does not constitute a continuation of Government Income for federal income tax purposes, or (ii) be subject to a waiver under Section 368(a)(2)(G)(ii) of the complete distribution requirement of Section 368(a)(2)(G)(i) of the Code. Government Income shall be terminated as a Massachusetts business trust and deregistered as an investment company under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), promptly following the making of all distributions pursuant to paragraph 1.5 (and, in any event, within one year after the Closing Date).

1.10    Copies of all books and records maintained on behalf of Government Income in connection with its obligations under the 1940 Act, the Code, state blue sky laws or otherwise in connection with this Agreement will promptly be delivered after the Closing to officers of Government Securities or their designee, and Government Securities or its designee shall comply with applicable record retention requirements to which Government Income is subject under the 1940 Act.

2.    VALUATION

2.1    The value of the Government Income Assets shall be the value of such assets computed as of 4:00 p.m. on the New York Stock Exchange on the third business day following the receipt of the requisite approval by shareholders of Government Income of this Agreement or at such time on such earlier or later date after such approval as may be mutually agreed upon in writing (such time and date being hereinafter called the ‘‘Valuation Date’’), using the valuation procedures set forth in Government Securities’ then current Prospectus and Statement of Additional Information.

2.2    The net asset value of a Class D Government Securities Share shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in Government Securities’ then current Prospectus and Statement of Additional Information.

2.3    The number of Class D Government Securities Shares (including fractional shares, if any) to be issued hereunder shall be determined, with respect to each class, by dividing the aggregate net asset value of each class of Government Income shares (determined in accordance with paragraph 2.1) by the net asset value per share of the corresponding class of shares of Government Securities (determined in accordance with paragraph 2.2).

2.4    All computations of value shall be made by Morgan Stanley Services Company Inc. (‘‘Morgan Stanley Services’’) in accordance with its regular practice in pricing Government Securities. Government Securities shall cause Morgan Stanley Services to deliver a copy of its valuation report at the Closing.

3.    CLOSING AND CLOSING DATE

3.1    The Closing shall take place on the Valuation Date or on the next business day following the Valuation Date (the ‘‘Closing Date’’). The Closing shall be held as of 9:00 a.m. New York time, or at such other time as the parties may agree. The Closing shall be held in a location mutually agreeable to the parties hereto. All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m. New York time on the Closing Date unless otherwise provided.

3.2    Portfolio securities held by Government Income and represented by a certificate or other written instrument shall be presented by it or on its behalf to The Bank of New York (the ‘‘Custodian’’),

as custodian for Government Securities, for examination no later than five business days preceding the Valuation Date. Such portfolio securities (together with any cash or other assets) shall be delivered by Government Income to the Custodian for the account of Government Securities on or before the Closing Date in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) shall be delivered on or before the Closing Date by book-entry in accordance with customary practices of such depository and the Custodian. The cash delivered shall be in the form of a Federal Funds wire, payable to the order of ‘‘The Bank of New York, Custodian for Morgan Stanley Government Securities Fund.’’

3.3    In the event that on the Valuation Date, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of both Government Securities and Government Income, accurate appraisal of the value of the net assets of Government Securities or the Government Income Assets is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

3.4    If requested, Government Income shall deliver to Government Securities or its designee (a) at the Closing, a list, certified by its Secretary, of the names, addresses and taxpayer identification numbers of the Government Income Shareholders and the number and percentage ownership of outstanding Government Income shares owned by each such Government Income Shareholder, all as of the Valuation Date, and (b) as soon as practicable after the Closing, all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Government Income Shareholders’ taxpayer identification numbers and their liability for or exemption from back-up withholding. Government Securities shall issue and deliver to such Secretary a confirmation evidencing delivery of Government Securities Shares to be credited on the Closing Date to Government Income or provide evidence satisfactory to Government Income that such Class D Government Securities Shares have been credited to Government Income’s account on the books of Government Securities. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4.    COVENANTS OF GOVERNMENT SECURITIES AND GOVERNMENT INCOME

4.1    Except as otherwise expressly provided herein with respect to Government Income, Government Securities and Government Income each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and other distributions.

4.2    Government Securities will prepare and file with the Securities and Exchange Commission (the ‘‘Commission’’) a registration statement on Form N-14 under the Securities Act of 1933, as amended (the ‘‘1933 Act’’), relating to Class D Government Securities Shares (‘‘Registration Statement’’). Government Income will provide Government Securities with the Proxy Materials as described in paragraph 4.3 below, for inclusion in the Registration Statement. Government Income will further provide Government Securities with such other information and documents relating to Government Income as are reasonably necessary for the preparation of the Registration Statement.

4.3    Government Income will call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. Government Income will prepare the notice of meeting, form of proxy and proxy statement (collectively, ‘‘Proxy Materials’’) to be used in connection with such meeting; provided that Government Securities will furnish Government Income with its currently effective prospectus for inclusion in the Proxy Materials and with such other information relating to Government Securities as is reasonably necessary for the preparation of the Proxy Materials.

4.4    Government Income will assist Government Securities in obtaining such information as Government Securities reasonably requests concerning the beneficial ownership of Government Income shares.

4.5    Subject to the provisions of this Agreement, Government Securities and Government Income will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

4.6    Government Income shall furnish or cause to be furnished to Government Securities within 30 days after the Closing Date a statement of Government Income’s assets and liabilities as of the Closing Date, which statement shall be certified by Government Income’s Treasurer and shall be in accordance with generally accepted accounting principles consistently applied. As promptly as practicable, but in any case within 60 days after the Closing Date, Government Income shall furnish Government Securities, in such form as is reasonably satisfactory to Government Securities, a statement certified by Government Income’s Treasurer of Government Income’s earnings and profits for federal income tax purposes that will be carried over to Government Securities pursuant to Section 381 of the Code.

4.7    As soon after the Closing Date as is reasonably practicable, Government Income (a) shall prepare and file all federal and other tax returns and reports of Government Income required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and (b) shall pay all federal and other taxes shown as due thereon and/or all federal and other taxes that were unpaid as of the Closing Date, including without limitation, all taxes for which the provision for payment was made as of the Closing Date (as represented in paragraph 5.2(k)).

4.8    Government Securities agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act and to make such filings required by the state Blue Sky and securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.    REPRESENTATIONS AND WARRANTIES

5.1    Government Securities represents and warrants to Government Income as follows:

(a)    Government Securities is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

(b)    Government Securities is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

(c)    All of the issued and outstanding shares of Government Securities have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of Government Securities are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Government Securities is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

(d)    The current Prospectus and Statement of Additional Information of Government Securities conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(e)    Government Securities is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of Government Securities’ Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Government Securities is a party or by which it is bound;

(f)    No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Government Securities or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Government Securities knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions herein contemplated;

(g)    The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for the fiscal year ended December 31, 2005, of Government Securities audited by Deloitte & Touche LLP, Government Securities’ independent registered public accounting firm (copies of which will be furnished to Government Income), fairly present, in all material respects, Government Securities’ financial condition as of such date in accordance with generally accepted accounting principles, and its results of such operations, changes in its net assets and financial highlights for such period, and as of such date there will be no known liabilities of Government Securities (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

(h)    All issued and outstanding Class D Government Securities Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption ‘‘Capital Stock and Other Securities’’ in Government Securities’ current Statement of Additional Information incorporated by reference in the Statement of Additional Information that forms a part of this Registration Statement. Government Securities does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares;

(i)    The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Government Securities, and this Agreement constitutes a valid and binding obligation of Government Securities enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Government Securities’ performance of this Agreement;

(j)    Class D Government Securities Shares to be issued and delivered to Government Income, for the account of the Government Income Shareholders, pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class D Government Securities Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof, except as set forth under the caption ‘‘Capital Stock and Other

Securities’’ in Government Securities’ current Statement of Additional Information incorporated by reference in the Statement of Additional Information to this Registration Statement;

(k)    All material federal and other tax returns and reports of Government Securities required by law to be filed on or before the Closing Date have been filed and are correct, and all federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Government Securities’ knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

(l)    For each taxable year since its inception, Government Securities has met the requirements of Subchapter M of the Code for qualification and treatment as a ‘‘regulated investment company’’ and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of Government Securities to continue to meet the requirements of Subchapter M of the Code;

(m)    Since November 30, 2006, there has been no change by Government Securities in accounting methods, principles or practices, including those required by generally accepted accounting principles;

(n)    The information furnished or to be furnished by Government Securities for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; and

(o)    The Proxy Materials to be included in the Registration Statement (only insofar as they relate to Government Securities) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

5.2    Government Income represents and warrants to Government Securities as follows:

(a)    Government Income is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

(b)    Government Income is a duly registered, closed-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

(c)    All of the issued and outstanding shares of beneficial interest of Government Income have been offered and sold in compliance in all material respects with applicable requirements of the 1933 Act and state securities laws. Shares of Government Income are registered in all jurisdictions in which they are required to be registered and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Government Income is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

(d)    Government Income is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of Government Income’s Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Government Income is a party or by which it is bound;

(e)    No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Government Income or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Government Income knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions herein contemplated;

(f)    The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of Government Income for the fiscal year ended September 30, 2006, audited by Deloitte & Touche LLP, Government Income’s independent registered public accounting firm (copies of which have been or will be furnished to Government Securities) fairly present, in all material respects, Government Income’s financial condition as of such date, and its results of operations, changes in its net assets and financial highlights for such period in accordance with generally accepted accounting principles, and as of such date there were no known liabilities of Government Income (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

(g)    Government Income has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

(h)    All issued and outstanding shares of Government Income are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption ‘‘Description of Shares’’ in Government Income’s Prospectus incorporated by reference in the Statement of Additional Information to this Registration Statement. Government Income does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible to any of its shares. All such shares will, at the time of Closing, be held by the persons and in the amounts set forth in the list of shareholders submitted to Government Securities pursuant to paragraph 3.4;

(i)    The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of Government Income, and subject to the approval of Government Income’s shareholders, this Agreement constitutes a valid and binding obligation of Government Income, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Government Income’s performance of this Agreement;

(j)    All material federal and other tax returns and reports of Government Income required by law to be filed on or before the Closing Date shall have been filed and are correct and all federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Government Income’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

(k)    For each taxable year since its inception, Government Income has met all the requirements of Subchapter M of the Code for qualification and treatment as a ‘‘regulated investment company’’ and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of Government Income to continue to meet the requirements of Subchapter M of the Code;

(l)    At the Closing Date, Government Income will have good and valid title to the Government Income Assets, subject to no liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by Government Income which have not settled prior to the Closing Date), security interests or other encumbrances, and full right, power and authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets, Government Securities will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including any restrictions as might arise under the 1933 Act;

(m)    On the effective date of the Registration Statement, at the time of the meeting of Government Income’s shareholders and on the Closing Date, the Proxy Materials (exclusive of the currently effective Government Securities Prospectus contained therein) will (i) comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended (the ‘‘1934 Act’’), and the 1940 Act and the regulations thereunder and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any other information furnished by Government Income for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with applicable federal securities and other laws and regulations thereunder;

(n)    Government Income will, on or prior to the Valuation Date, declare one or more dividends or other distributions to shareholders that, together with all previous dividends and other distributions to shareholders, shall have the effect of distributing to the shareholders substantially all of its investment company taxable income and net capital gain, if any, through the Valuation Date (computed without regard to any deduction for dividends paid);

(o)    Government Income has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the rules thereunder; and

(p)    Government Income is not acquiring Class D Government Securities Shares to be issued hereunder for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

6.    CONDITIONS PRECEDENT TO OBLIGATIONS OF GOVERNMENT INCOME

The obligations of Government Income to consummate the transactions provided for herein shall be subject, at its election, to the performance by Government Securities of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

6.1    All representations and warranties of Government Securities contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

6.2    Government Securities shall have delivered to Government Income a certificate of its President and Treasurer, in a form reasonably satisfactory to Government Income and dated as of the Closing Date, to the effect that the representations and warranties of Government Securities made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Government Income shall reasonably request;

6.3    Government Income shall have received a favorable opinion from Clifford Chance US LLP, counsel to Government Securities, dated as of the Closing Date, to the effect that:

(a)    Government Securities is a validly existing Massachusetts business trust, and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Government Securities is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Government Securities and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Government Income, is a valid and binding obligation of Government Securities enforceable against Government Securities in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles; (d) Class D Government Securities Shares to be issued to Government Income Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued, fully paid and non-assessable (except as set forth under the caption ‘‘Capital Stock and Other Securities’’ in Government Securities’ current Statement of Additional Information), and no shareholder of Government Securities has any preemptive rights to subscription or purchase in respect thereof (Massachusetts counsel may be relied upon in delivering such opinion); (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Government Securities’ Declaration of Trust or By-Laws; and (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Government Securities of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

6.4    As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any increase in the investment advisory fees from those described in Government Securities’ Prospectus dated April 28, 2006 and Statement of Additional Information dated April 28, 2006.

7.    CONDITIONS PRECEDENT TO OBLIGATIONS OF GOVERNMENT SECURITIES

The obligations of Government Securities to complete the transactions provided for herein shall be subject, at its election, to the performance by Government Income of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1    All representations and warranties of Government Income contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2    Government Income shall have delivered to Government Securities at the Closing a certificate of its President and its Treasurer, in form and substance satisfactory to Government Securities and dated as of the Closing Date, to the effect that the representations and warranties of Government Income made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Government Securities shall reasonably request;

7.3    Government Income shall have delivered to Government Securities a statement of the Government Income Assets and its liabilities, together with a list of Government Income’s portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Treasurer of Government Income;

7.4    Government Securities shall have received at the Closing a favorable opinion from Clifford Chance US LLP, counsel to Government Income, dated as of the Closing Date to the effect that:

(a)    Government Income is a validly existing Massachusetts business trust and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Government Income is a duly registered, closed-end, management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Government Income and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Government Securities, is a valid and binding obligation of Government Income enforceable against Government Income in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Government Income’s Declaration of Trust or By-Laws; and (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Government Income of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

7.5    On the Closing Date, the Government Income Assets shall include no assets that Government Securities, by reason of limitations of Government Securities’ Declaration of Trust or otherwise, may not properly acquire.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF GOVERNMENT SECURITIES AND GOVERNMENT INCOME

The obligations of Government Income and Government Securities hereunder are each subject to the further conditions that on or before the Closing Date:

8.1    This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of Government Income in accordance with the provisions of Government Income’s Declaration of Trust, and certified copies of the resolutions evidencing such approval shall have been delivered to Government Securities;

8.2    On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3    All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including ‘‘no-action’’ positions of and exemptive orders from such federal and state authorities) deemed necessary by Government Securities or Government Income to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of Government Securities or Government Income;

8.4    The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.5    Government Income shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the Government Income Shareholders substantially all of Government Income’s investment company taxable income (computed without regard to any deduction for dividends paid) and substantially all of its net capital gain (after reduction for any capital loss carry-forward and computed without regard to any deduction for dividends paid) for all taxable years ending on or before the Closing Date; and

8.6    The parties shall have received the opinion of the law firm of Clifford Chance US LLP (based on such representations as such law firm shall reasonably request), addressed to Government Securities and Government Income, which opinion shall not be a ‘‘covered opinion’’ within the meaning of Internal Revenue Service Circular 230 and may be relied upon by the shareholders of Government Income (but solely to the extent consistent with such opinion not being a ‘‘covered opinion’’), substantially to the effect that, for federal income tax purposes:

(a)    The transfer of Government Income’s assets in exchange for Class D Government Securities Shares and the assumption by Government Securities of certain stated liabilities of Government Income followed by the distribution by Government Income of Class D Government Securities Shares to the Government Income Shareholders in exchange for their Government Income shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a ‘‘reorganization’’ within the meaning of Section 368(a)(1)(C) of the Code, and Government Income and Government Securities will each be a ‘‘party to a reorganization’’ within the meaning of Section 368(b) of the Code;

(b)    No gain or loss will be recognized by Government Securities upon the receipt of the assets of Government Income solely in exchange for Class D Government Securities Shares and the assumption by Government Securities of the stated liabilities of Government Income;

(c)    No gain or loss will be recognized by Government Income upon the transfer of the assets of Government Income to Government Securities in exchange for Class D Government Securities Shares and the assumption by Government Securities of the stated liabilities or upon the distribution of Class D Government Securities Shares to the Government Income Shareholders in exchange for their Government Income shares;

(d)    No gain or loss will be recognized by the Government Income Shareholders upon the exchange of the Government Income shares for Class D Government Securities Shares;

(e)    The aggregate tax basis for Class D Government Securities Shares received by each Government Income Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Government Income shares held by each such Government Income Shareholder immediately prior to the Reorganization;

(f)    The holding period of Class D Government Securities Shares to be received by each Government Income Shareholder will include the period during which the Government Income shares surrendered in exchange therefor were held (provided such Government Income shares were held as capital assets on the date of the Reorganization);

(g)    The tax basis of the assets of Government Income acquired by Government Securities will be the same as the tax basis of such assets to Government Income immediately prior to the Reorganization; and

(h)    The holding period of the assets of Government Income in the hands of Government Securities will include the period during which those assets were held by Government Income.

Notwithstanding anything herein to the contrary, neither Government Securities nor Government Income may waive the conditions set forth in this paragraph 8.7.

9.    FEES AND EXPENSES

9.1    (a)    Government Securities shall bear its expenses incurred in connection with the entering into, and carrying out of, the provisions of this Agreement, including legal, accounting, Commission registration fees and Blue Sky expenses. Government Income shall bear its expenses incurred in connection with the entering into and carrying out of the provisions of this Agreement, including legal and accounting fees, printing, filing and proxy solicitation expenses and portfolio transfer taxes (if any) incurred in connection with the consummation of the transactions contemplated herein.

(b)    In the event the transactions contemplated herein are not consummated by reason of Government Income being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Government Income’s obligations specified in this Agreement), Government Income’s only obligation hereunder shall be to reimburse Government Securities for all reasonable out-of-pocket fees and expenses incurred by Government Securities in connection with those transactions.

(c)    In the event the transactions contemplated herein are not consummated by reason of Government Securities being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Government Securities’ obligations specified in this Agreement), Government Securities’ only obligation hereunder shall be to reimburse Government Income for all reasonable out-of-pocket fees and expenses incurred by Government Income in connection with those transactions.

10.    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1    This Agreement constitutes the entire agreement between the parties.

10.2    The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein, except that the representations, warranties and covenants of Government Income hereunder shall not survive the dissolution and complete liquidation of Government Income in accordance with Section 1.9.

11.    TERMINATION

11.1    This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

(a)    by the mutual written consent of Government Income and Government Securities;

(b)    by either Government Securities or Government Income by notice to the other, without liability to the terminating party on account of such termination (providing the terminating party is not otherwise in material default or breach of this Agreement), if the Closing shall not have occurred on or before July 31, 2007; or

(c)    by either Government Securities or Government Income, in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date, (ii) the other party materially breaches any of its representations, warranties or covenants contained herein, (iii) the Government Income shareholders fail to approve this Agreement at any meeting called for such purpose at which a quorum was present or (iv) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

11.2   (a)    Termination of this Agreement pursuant to paragraphs 11.1(a) or (b) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Government Securities or Government Income, or the trustees or officers of Government Securities or Government Income, to any other party or its trustees or officers.

(b)    Termination of this Agreement pursuant to paragraph 11.1(c) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Government Securities or Government Income, or the trustees or officers of Government Securities or Government Income, except that any party in breach of this Agreement shall, upon demand, reimburse the non-breaching party for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees.

12.    AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.

13.    MISCELLANEOUS

13.1    The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2    This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3    This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4    This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5    The obligations and liabilities of Government Securities hereunder are solely those of Government Securities. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Government Securities shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Government Securities and signed by authorized officers of Government Securities acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

13.6    The obligations and liabilities of Government Income hereunder are solely those of Government Income. It is expressly agreed that no shareholder, nominee, trustee, officer, agent or employee of

Government Income shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Government Income and signed by authorized officers of Government Income acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer.

MORGAN STANLEY GOVERNMENT INCOME TRUST
By:	/s/ Ronald E. Robison
Name: Ronald E. Robison Title: President and Principal Executive Officer
MORGAN STANLEY U.S. GOVERNMENT SECURITIES TRUST
By:	/s/ Lou Anne McInnis
Name: Lou Anne McInnis Title: Assistant Secretary

July 18, 2006

Supplement

SUPPLEMENT DATED JULY 18, 2006 TO THE PROSPECTUSES OF

Morgan Stanley California Tax-Free Income Fund, dated April 28, 2006
Morgan Stanley Dividend Growth Securities Inc., dated June 30, 2006
Morgan Stanley European Equity Fund Inc., dated February 28, 2006
Morgan Stanley Fundamental Value Fund, dated January 27, 2006
Morgan Stanley New York Tax-Free Income Fund, dated April 28, 2006
Morgan Stanley U.S. Government Securities Trust, dated April 28, 2006
Morgan Stanley Utilities Fund, dated April 28, 2006

The first paragraph in the section of each Prospectus titled ‘‘Share Class Arrangements – Class B Shares – Conversion Feature’’ is hereby deleted and replaced with the following:

Conversion Feature.    After eight years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The eight-year period runs from the last day of the month in which the shares were purchased or, in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the eight-year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. This conversion will be suspended during any period in which the expense ratio of the Class B shares of the Fund is lower than the expense ratio of the Class A shares of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

MULTIFUNDCONV 7/06

November 3, 2006

Supplement

SUPPLEMENT DATED NOVEMBER 3, 2006 TO THE PROSPECTUS OF
MORGAN STANLEY U.S. GOVERNMENT SECURITIES TRUST
Dated April 28, 2006

The second paragraph in the section of the Fund’s Prospectus titled ‘‘Principal Investment Strategies’’ is hereby deleted and replaced with the following:

The U.S. Government securities (including zero coupon securities) that the Fund may purchase include:

•

U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government.

•

Securities (including mortgage-backed securities) issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association and the Federal Housing Administration.

•

Securities (including mortgage-backed securities) issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury. Among these agencies and instrumentalities are the Federal National Mortgage Association (‘‘Fannie Mae’’) and the Federal Home Loan Mortgage Corporation (‘‘Freddie Mac’’).

•

Securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities are the Federal Farm Credit System and the Federal Home Loan Banks.

•

Securities supported by the U.S. Government in some other way, such as the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality.

The following paragraph is hereby added at the end of the section of the Fund’s Prospectus titled ‘‘Principal Risks — U.S. Government Securities’’:

With respect to the U.S. Government securities which are not backed by the full faith and credit of the U.S. Government, there is the risk that the U.S. Government will not provide financial support to such U.S. Government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. Government securities purchased by the Fund, such as those issued by Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

USGSPT1 11/06

[GRAPHIC]

MORGAN STANLEY FUNDS

MORGAN STANLEY
U.S. GOVERNMENT
SECURITIES TRUST

A MUTUAL FUND THAT SEEKS A HIGH LEVEL OF CURRENT INCOME CONSISTENT WITH SAFETY
OF PRINCIPAL

[MORGAN STANLEY LOGO]

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS

APRIL 28, 2006

CONTENTS

THE FUND
      Investment Objective                                                1

      Principal Investment Strategies                                     1

      Principal Risks                                                     2

      Past Performance                                                    5

      Fees and Expenses                                                   8

      Portfolio Holdings                                                  9

      Fund Management                                                    10

SHAREHOLDER INFORMATION

      Pricing Fund Shares                                                11

      How To Buy Shares                                                  11

      Limited Portability                                                13

      How To Exchange Shares                                             13

      How To Sell Shares                                                 15

      Distributions                                                      17

      Frequent Purchases and Redemptions of Fund Shares                  17

      Tax Consequences                                                   18

      Share Class Arrangements                                           19

      Additional Information                                             27

FINANCIAL HIGHLIGHTS                                                     28

MORGAN STANLEY FUNDS                                      Inside Back Cover

This PROSPECTUS contains important information about the Fund. Please read it carefully and keep it for future reference.

THE FUND

INVESTMENT OBJECTIVE

[GRAPHIC]

Morgan Stanley U.S. Government Securities Trust seeks a high level of current income consistent with safety of principal.

PRINCIPAL INVESTMENT STRATEGIES

[GRAPHIC]

The Fund normally invests at least 80% of its net assets in U.S. Government securities. In making investment decisions, the Fund's "Investment Adviser,"
Morgan Stanley Investment Advisors Inc., considers economic developments, interest rate trends and other factors. The Fund is not limited as to the maturities of the U.S. Government securities in which it may invest.

The U.S. Government securities (including zero coupon securities) that the Fund may purchase are limited to:

-  U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government.

-  Securities (including mortgage-related securities) issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association,
   the Federal Housing Administration and the Resolution Funding Corporation.

Most U.S. Government securities pay either fixed or adjustable rates of interest at regular intervals until they mature, at which point investors get their principal back. The Fund's investments may include zero coupon securities, which are purchased at a discount and generally accrue interest, but make no payment until maturity.

MORTGAGE-BACKED SECURITIES. One type of mortgage-backed security in which the
Fund may invest is a mortgage pass-through security. These securities represent a participation interest in a pool of residential mortgage loans. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates.

[SIDENOTE]

INCOME

AN INVESTMENT OBJECTIVE HAVING THE GOAL OF SELECTING SECURITIES TO PAY OUT
INCOME RATHER THAN RISE IN PRICE.

                                        1

COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized mortgage obligations
("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a fixed or floating rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others.

As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Fund may invest in any class of
CMO.

STRIPPED MORTGAGE-BACKED SECURITIES. The Fund may invest up to 10% of its net assets in stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured in two classes. One class entitles the holder to receive all or most of the interest but little or none of the principal of a pool of Mortgage Assets (the interest-only or "IO" Class), while the other class entitles the holder to receive all or most of the principal but little or none of the interest (the principal-only or "PO" Class).

INVERSE FLOATERS. The Fund may invest up to 10% of its net assets in inverse floaters. An inverse floater has a coupon rate that moves in the direction opposite to that of a designated interest rate index.

FUTURES. The Fund also may invest in futures, including interest rate futures.
Futures may be used to hedge the interest rate sensitivity of the portfolio securities or to seek to protect against a decline in securities prices or an increase in prices of securities that may be purchased from changes in prevailing interest rates.

The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

PRINCIPAL RISKS

[GRAPHIC]

There is no assurance that the Fund will achieve its investment objective. The
Fund's share price and yield will fluctuate with changes in the market value and/or yield of the Fund's portfolio securities. Neither the value nor the yield of the U.S. government securities that the Fund invests in (or the value or yield of the Fund's shares) is guaranteed by the U.S. Government. When you sell
Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

U.S. GOVERNMENT SECURITIES. The U.S. Government securities in which the Fund invests can be subject to two types of risk: credit risk and interest rate risk.
Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.
Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.) While the credit risk associated with U.S. government securities generally is considered to be minimal, the interest rate risk can be substantial. The Fund is not limited as to

                                        2

the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Fund's portfolio securities to fall substantially.

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities in which the Fund may invest have different risk characteristics than traditional debt securities.
Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time, as well as other factors. Generally, prepayments will increase during periods of falling interest rates and decrease during periods of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment
Adviser, could reduce the Fund's yield, increase the volatility of the Fund and/or cause a decline in net asset value. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities.

COLLATERALIZED MORTGAGE OBLIGATIONS. The principal and interest on the Mortgage
Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying
Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to the prevailing market yields on the Mortgage
Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets.
The yields on these tranches are generally higher than prevailing market yields on other mortgage-related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates.
Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third-party guarantees are insufficient to make payments, the Fund could sustain a loss.

STRIPPED MORTGAGE-BACKED SECURITIES. Investments in each class of stripped mortgage-backed securities are extremely sensitive to changes in interest rates.
IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of prepayment decreases. If the Fund invests in stripped mortgage-backed securities and interest rates move in a manner not anticipated by Fund management, it is possible that the Fund could lose all or substantially all of its investment.

INVERSE FLOATERS. Investments in inverse floaters are subject to certain risks.
Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other

                                        3

fixed-income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a corresponding greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

FUTURES. If the Fund invests in futures, its participation in these markets would subject the Fund's portfolio to certain risks. The Investment Adviser's predictions of movements in the direction of the bond or interest rate markets may be inaccurate, and the adverse consequences to the Fund (e.g., a reduction in the Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used. Other risks inherent in the use of futures include, for example, the possible imperfect correlation between the price of futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument.

ZERO COUPON SECURITIES. A portion of the U.S. Government securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

A zero coupon security pays no interest to its holder during its life.
Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

OTHER RISKS. The performance of the Fund also will depend on whether or not the
Investment Adviser is successful in applying the Fund's investment strategies.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

                                        4

PAST PERFORMANCE

[GRAPHIC]

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

[CHART]

ANNUAL TOTAL RETURNS--CALENDAR YEARS

1996    3.16%
1997    8.56%
1998    7.27%
1999   -0.65%
2000   11.23%
2001    6.29%
2002    9.91%
2003    1.49%
2004    3.52%
2005    3.46%

The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. The year-to-date total return as of March 31, 2006 was -0.87%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 5.15% (quarter ended September 30, 2002) and the lowest return for a calendar quarter was -1.68% (quarter ended June 30, 2004).

[SIDENOTE]

ANNUAL TOTAL RETURNS

THIS CHART SHOWS HOW THE PERFORMANCE OF THE FUND'S CLASS B SHARES HAS VARIED
FROM YEAR TO YEAR OVER THE PAST 10 CALENDAR YEARS.

                                        5

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2005)

                                             PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS    LIFE OF FUND*

Class A(1)--Return Before Taxes                 -0.92%          4.07%             --             5.00%
            Lehman Brothers
            U.S. Government Index(2)             2.65%          5.39%             --             6.13%
            Lipper General
            U.S. Government Funds Index(3)       2.51%          4.80%             --             5.29%
Class B(1)--Return Before Taxes                 -1.50%          4.56%           5.36%              --
            Return After Taxes
            on Distributions(4)                 -3.00%          2.84%           3.22%              --
            Return After Taxes on
            Distributions and Sale of
            Fund Shares                         -0.99%          2.85%           3.23%              --
            Lehman Brothers
            U.S. Government Index(2)             2.65%          5.39%           5.94%              --
            Lipper General
            U.S. Government Funds Index(3)       2.51%          4.80%           5.17%              --
Class C(1)--Return Before Taxes                  1.87%          4.38%             --             5.07%
            Lehman Brothers
            U.S. Government Index(2)             2.65%          5.39%             --             6.13%
            Lipper General
            U.S. Government Funds Index(3)       2.51%          4.80%             --             5.29%
Class D(1)--Return Before Taxes                  3.59%          5.19%             --             5.77%
            Lehman Brothers
            U.S. Government Index(2)             2.65%          5.39%             --             6.13%
            Lipper General
            U.S. Government Funds Index(3)       2.51%          4.80%             --             5.29%

*   Only shown for share classes with less than a ten year history.

(1) Classes A, C and D commenced operations on July 28, 1997. Class B commenced operations on June 29, 1984.

(2) The Lehman Brothers U.S. Government Index is a broad-based measure of U.S.
    government and Treasury securities. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3) The Lipper General U.S. Government Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper General U.S. Government Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

(4) These returns do not reflect any tax consequences from a sale of your shares at the end of each period, but they do reflect any applicable sales charges on such a sale.

[SIDENOTE]

AVERAGE ANNUAL TOTAL RETURNS

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS WITH THOSE OF AN
INDEX THAT REPRESENTS A BROAD MEASURE OF MARKET PERFORMANCE, AS WELL AS AN INDEX
THAT REPRESENTS A GROUP OF SIMILAR MUTUAL FUNDS, OVER TIME. THE FUND'S RETURNS
INCLUDE THE MAXIMUM APPLICABLE SALES CHARGE FOR EACH CLASS AND ASSUME YOU SOLD
YOUR SHARES AT THE END OF EACH PERIOD (UNLESS OTHERWISE NOTED).

                                        6

Included in the table above are the after-tax returns for the Fund's Class B shares. The after-tax returns for the Fund's other Classes will vary from the
Class B shares' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

                                        7

FEES AND EXPENSES

[GRAPHIC]

The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares: Classes
A, B, C and D. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The
Fund does not charge account or exchange fees. However, certain shareholders may be charged an order processing fee by the broker-dealer through which shares are purchased, as described below. See the "Share Class Arrangements" section for further fee and expense information.

SHAREHOLDER FEES

                                                 CLASS A       CLASS B       CLASS C       CLASS D

Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)     4.25%(1)       None         None          None
Maximum deferred sales charge (load) (as a
percentage based on the lesser of the offering
price or net asset value at redemption)           None(2)        5.00%(3)     1.00%(4)      None
Redemption fee(5)                                 2.00%          2.00%        2.00%         2.00%

ANNUAL FUND OPERATING EXPENSES

                                                 CLASS A       CLASS B       CLASS C       CLASS D

Advisory fee                                       0.38%         0.38%         0.38%         0.38%
Distribution and service (12b-1) fees(6)           0.25%         0.10%         0.71%         None
Other expenses                                     0.24%         0.24%         0.24%         0.24%
Total annual Fund operating expenses               0.87%         0.72%         1.33%         0.62%

(1) Reduced for purchases of $25,000 and over.

(2) Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within 18 months after purchase, except for certain specific circumstances.

(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the
    CDSC.

(4) Only applicable if you sell your shares within one year after purchase.

(5) Payable to the Fund on shares redeemed within seven days of purchase. The redemption fee is based on the redemption proceeds. See "Shareholder
    Information--How to Sell Shares" for more information on redemption fees.

(6) The Fund has adopted a Rule 12b-1 Distribution Plan pursuant to which it reimburses the distributor for distribution-related expenses (including personal services to shareholders) incurred on behalf of Class A, Class B and Class C shares in an amount each month up to an annual rate of 0.25%,
    0.75% and 0.75% of the average daily net assets of Class A, Class B and
    Class C, respectively.

[SIDENOTE]

SHAREHOLDER FEES

THESE FEES ARE PAID DIRECTLY FROM YOUR INVESTMENT.

ANNUAL FUND OPERATING EXPENSES

THESE EXPENSES ARE DEDUCTED FROM THE FUND'S ASSETS AND ARE BASED ON EXPENSES
PAID FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005.

                                        8

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a
5% return each year and the Fund's operating expenses remain the same (except for the ten-year amounts for Class B shares which reflect the conversion of
Class B shares to Class A shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions, depending upon whether or not you sell your shares at the end of each period.

                 IF YOU SOLD YOUR SHARES:                 IF YOU HELD YOUR SHARES:
          1 YEAR   3 YEARS   5 YEARS   10 YEARS    1 YEAR   3 YEARS   5 YEARS   10 YEARS

Class A   $  510   $   691   $   887   $  1,452    $  510   $   691   $   887   $  1,452
Class B   $  574   $   530   $   601   $    938*   $   74   $   230   $   401   $    938*
Class C   $  235   $   421   $   729   $  1,601    $  135   $   421   $   729   $  1,601
Class D   $   63   $   199   $   346   $    774    $   63   $   199   $   346   $    774

*   Based on a conversion to Class A shares eight years after the end of the calendar month in which the shares were purchased.

While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.

ORDER PROCESSING FEE. Morgan Stanley DW Inc. ("Morgan Stanley DW") charges clients an order processing fee of $5.25 (except in certain circumstances, including, but not limited to, activity in fee-based accounts, exchanges, dividend reinvestments and systematic investment and withdrawal plans) when a client buys or redeems shares of the Fund. Please consult your Morgan Stanley
Financial Advisor for more information regarding this fee.

PORTFOLIO HOLDINGS

[GRAPHIC]

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's
STATEMENT OF ADDITIONAL INFORMATION.

                                        9

FUND MANAGEMENT

[GRAPHIC]

The Fund has retained the Investment Adviser--Morgan Stanley Investment Advisors
Inc.--to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan
Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.

The Fund is managed within the Taxable Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio include Scott F. Richard, a Managing Director of the Investment Adviser, and
Jaidip Singh and Michael Luo, Executive Directors of the Investment Adviser. Mr.
Richard has been associated with the Investment Adviser in an investment management capacity since February 1992 and began managing the Fund in April
2003. Mr. Singh has been associated with the Investment Adviser in an investment management capacity since April 1996 and began managing the Fund in November
2003. Mr. Luo has been associated with the Investment Adviser in an investment management capacity since July 1998 and began managing the Fund in April 2005.

Mr. Richard is the lead manager of the Fund. Each member is responsible for specific sectors. All team members are responsible for the day-to-day management of the Fund and for the execution of the overall strategy of the Fund.

The Fund's STATEMENT OF ADDITIONAL INFORMATION provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

The composition of the team may change without notice from time to time.

The Fund pays the Investment Adviser a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Adviser. The fee is based on the Fund's average daily net assets. For the fiscal year ended December 31, 2005, the Fund accrued total compensation to the Investment Adviser amounting to 0.38% of the
Fund's average daily net assets.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement is available in the Fund's semiannual report to shareholders for the period ended June 30, 2005.

[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.

THE INVESTMENT ADVISER IS WIDELY RECOGNIZED AS A LEADER IN THE MUTUAL FUND
INDUSTRY AND HAD APPROXIMATELY $90 BILLION IN ASSETS UNDER MANAGEMENT OR
ADMINISTRATION AS OF MARCH 31, 2006.

                                       10

SHAREHOLDER INFORMATION

PRICING FUND SHARES

[GRAPHIC]

The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each
Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m.
Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees.

In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost.
However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

HOW TO BUY SHARES

[GRAPHIC]

You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. The Fund's transfer agent, Morgan Stanley Trust ("Transfer Agent"), in its sole discretion, may allow you to purchase shares directly by calling and requesting an application.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask your name,

[SIDENOTE]

CONTACTING A FINANCIAL ADVISOR

IF YOU ARE NEW TO THE MORGAN STANLEY FUNDS AND WOULD LIKE TO CONTACT A MORGAN
STANLEY FINANCIAL ADVISOR, CALL TOLL-FREE 1-866-MORGAN8 FOR THE TELEPHONE NUMBER
OF THE MORGAN STANLEY OFFICE NEAREST YOU. YOU MAY ALSO ACCESS OUR OFFICE LOCATOR
ON OUR INTERNET SITE AT: www.morganstanley.com/funds

                                       11

address, date of birth and other information that will allow us to identify you.
If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law.

Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A,
B, C and D. Class D shares are only offered to a limited group of investors.
Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you.
When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

When you buy Fund shares, the shares are purchased at the next share price calculated (plus any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. If you purchase Fund shares through a
Financial Advisor, you begin earning dividends on the fourth business day following placement of your purchase order. If you purchase Fund shares through the Fund's transfer agent, you begin earning dividends on the next business day following placement of your order. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases. We reserve the right to reject any order for the purchase of Fund shares for any reason.

ORDER PROCESSING FEE. Morgan Stanley DW charges clients an order processing fee of $5.25 (except in certain circumstances, including, but not limited to, activity in fee-based accounts, exchanges, dividend reinvestments and systematic investment and withdrawal plans) when a client buys or redeems shares of the
Fund. Please consult your Morgan Stanley Financial Advisor for more information regarding this fee.

MINIMUM INVESTMENT AMOUNTS

                                                 MINIMUM INVESTMENT
INVESTMENT OPTIONS                             INITIAL    ADDITIONAL

Regular Account                                $ 1,000    $      100
Individual Retirement Account                  $ 1,000    $      100
Coverdell Education Savings Account            $   500    $      100
EASYINVEST(R)
(Automatically from your checking or savings
  account or Money Market Fund)                $   100*   $      100*

*   Provided your schedule of investments totals $1,000 in 12 months.

There is no minimum investment amount if you purchase Fund shares through: (1)
the Investment Adviser's mutual fund asset allocation program; (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services; (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code or (ii) certain other investment programs that do not charge an asset-based fee; (4) employer-sponsored employee benefit plan accounts or (5) the reinvestment of dividends in additional Fund shares.

[SIDENOTE]

EASYINVEST(R)

A PURCHASE PLAN THAT ALLOWS YOU TO TRANSFER MONEY AUTOMATICALLY FROM YOUR
CHECKING OR SAVINGS ACCOUNT OR FROM A MONEY MARKET FUND ON A SEMI-MONTHLY,
MONTHLY OR QUARTERLY BASIS. CONTACT YOUR MORGAN STANLEY FINANCIAL ADVISOR FOR
FURTHER INFORMATION ABOUT THIS SERVICE.

                                       12

INVESTMENT OPTIONS FOR CERTAIN INSTITUTIONAL AND OTHER INVESTORS/CLASS D SHARES.
To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this
PROSPECTUS.

SUBSEQUENT INVESTMENTS SENT DIRECTLY TO THE FUND. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley
Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

-  Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount
   (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

-  Make out a check for the total amount payable to: Morgan Stanley U.S.
   Government Securities Trust.

-  Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey
   City, NJ 07303.

LIMITED PORTABILITY

[GRAPHIC]

Most Fund shareholders hold their shares with Morgan Stanley DW. Please note that your ability to transfer your Fund shares to a brokerage account at another securities dealer may be limited. Fund shares may only be transferred to accounts held at a limited number of securities dealers or financial intermediaries that have entered into agreements with the Fund's distributor.
After a transfer, you may purchase additional shares of the Morgan Stanley Funds you owned before the transfer, as well as shares of any other Morgan Stanley
Fund. If you wish to transfer Fund shares to a securities dealer or other financial intermediary that has not entered into an agreement with the Fund's distributor, you may request that the securities dealer or financial intermediary maintain the shares in an account at the Transfer Agent registered in the name of such securities dealer or financial intermediary for your benefit. You may also hold your Fund shares in your own name directly with the
Transfer Agent. Other options may also be available; please check with the respective securities dealer or financial intermediary. If you choose not to hold your shares with the Transfer Agent, either directly or through a securities dealer or other financial intermediary, you must redeem your shares and pay any applicable CDSC.

HOW TO EXCHANGE SHARES

[GRAPHIC]

PERMISSIBLE FUND EXCHANGES. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund or the Limited Duration U.S. Treasury
Trust, without the imposition of an exchange fee. Front-end sales charges are not imposed on exchanges of Class A shares. See the inside back cover of this
PROSPECTUS for each Morgan Stanley Fund's designation as a Multi-Class Fund,
No-Load Fund or Money Market Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's current prospectus for its designation.

The current prospectus for each Morgan Stanley Fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan
Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan
Stanley Fund are not being offered for purchase. An exchange of Fund shares held for less than seven days from the date of purchase will be subject to the 2%
redemption fee described under the section "How to Sell Shares."

                                       13

EXCHANGE PROCEDURES. You can process an exchange by contacting your Morgan
Stanley Financial Advisor or other authorized financial representative.
Otherwise, you must forward an exchange privilege authorization form to the
Transfer Agent and then write the Transfer Agent or call toll-free (800)
869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Morgan Stanley Financial Advisor or other authorized financial representative or by calling toll-free (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions, as described above, are received. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice. See "Limitations on Exchanges." The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

TELEPHONE EXCHANGES. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock
Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

TAX CONSIDERATIONS OF EXCHANGES. If you exchange shares of the Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares--and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

LIMITATIONS ON EXCHANGES. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund rejecting, limiting or prohibiting, at its sole discretion, and without prior notice, additional purchases and/or exchanges and may result in a shareholder's account being closed. Determinations in this regard may be based on the frequency or dollar amount of previous exchanges or purchase or sale transactions. The Fund reserves the right to reject an exchange request for any reason.

CDSC CALCULATIONS ON EXCHANGES. See the "Share Class Arrangements" section of this PROSPECTUS for a discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your
Morgan Stanley Financial Advisor or call toll-free (800) 869-NEWS.

                                       14

HOW TO SELL SHARES

[GRAPHIC]

You can sell some or all of your Fund shares at any time. If you sell Class A,
Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.

OPTIONS             PROCEDURES

Contact Your        To sell your shares, simply call your Morgan Stanley Financial Advisor
Financial Advisor   or other authorized financial representative. Payment will be sent to the address to which the account is registered or deposited in your brokerage account.

By Letter           You can also sell your shares by writing a "letter of instruction"
                    that includes:

                    - your account number;

                    - the name of the Fund;

                    - the dollar amount or the number of shares you wish to sell;

                    - the Class of shares you wish to sell; and

                    - the signature of each owner as it appears on the account.

                    If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley Trust. (You should contact Morgan Stanley Trust toll-free at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public CANNOT provide a signature guarantee.
                    Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.

                    Mail the letter to Morgan Stanley Trust at P.O. Box 983, Jersey City,
                    NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.

                    A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.

Systematic          If your investment in all of the Morgan Stanley Funds has a total
Withdrawal Plan     market value of at least $10,000, you may elect to withdraw amounts of
                    $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.

                    Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class Arrangements" section of this PROSPECTUS.

                    To sign up for the systematic withdrawal plan, contact your Morgan
                    Stanley Financial Advisor or call toll-free (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund
                    "distributions," and ultimately may exhaust your account balance. The
                    Fund may terminate or revise the plan at any time.

                                       15

PAYMENT FOR SOLD SHARES. After we receive your complete instructions to sell as described below, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

ORDER PROCESSING FEE. Morgan Stanley DW charges clients an order processing fee of $5.25 (except in certain circumstances, including, but not limited to, activity in fee-based accounts, exchanges, dividend reinvestments and systematic investment and withdrawal plans) when a client buys or redeems shares of the
Fund. Please consult your Morgan Stanley Financial Advisor for more information regarding this fee.

TAX CONSIDERATIONS. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this
PROSPECTUS and consult your own tax professional about the tax consequences of a sale.

REINSTATEMENT PRIVILEGE. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

INVOLUNTARY SALES. The Fund reserves the right, on 60 days' notice, to sell the shares of any shareholder (other than shares held in an individual retirement account ("IRA") or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EASYINVEST(R), if after 12 months the shareholder has invested less than
$1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you 60 days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

REDEMPTION FEE. Fund shares redeemed within seven days of purchase will be subject to a 2% redemption fee, payable to the Fund. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. The redemption fee is not imposed on redemptions made: (i)
through systematic withdrawal/exchange plans, (ii) through pre-approved asset allocation programs, (iii) of shares received by reinvesting income dividends or capital gain distributions, (iv) through certain collective trust funds or other pooled vehicles and (v) on behalf of advisory accounts where client allocations are solely at the discretion of the Morgan Stanley Investment Management investment team. The redemption fee is based on, and deducted from, the redemption proceeds. Each time you redeem or exchange shares, the shares held the longest will be redeemed or exchanged first.

                                       16

The redemption fee may not be imposed on transactions that occur through certain omnibus accounts at financial intermediaries. Certain financial intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from the
Fund's redemption fee or may impose certain trading restrictions to deter market-timing and frequent trading. If you invest in the Fund through a financial intermediary, please read that financial intermediary's materials carefully to learn about any other restrictions or fees that may apply.

DISTRIBUTIONS

[GRAPHIC]

The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns interest from fixed-income investments. These amounts are passed along to Fund shareholders as
"income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class
C shares because distribution fees that Class B and Class C shares pay are higher. Normally, income dividends are declared on each day the New York Stock
Exchange is open for business, and are distributed to shareholders monthly.
Capital gains, if any, are usually distributed in June and December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

Distributions are reinvested automatically in additional shares of the same
Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, processing of your dividend checks begins immediately following the monthly payment date, and the Fund will mail a monthly dividend check to you normally during the first seven days of the following month. No interest will accrue on uncashed checks.
If you wish to change how your distributions are paid, your request should be received by the Transfer Agent at least five business days prior to the record date of the distributions.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

[GRAPHIC]

Frequent purchases and redemptions of Fund shares by Fund shareholders are referred to as "market-timing" or "short-term trading" and may present risks for other shareholders of the Fund, which may include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Fund's portfolio, increased brokerage and administrative costs, incurring unwanted taxable gains, and forcing the Fund to hold excess levels of cash.

The Fund's policies with respect to valuing portfolio securities are described in "Shareholder Information--Pricing Fund Shares."

[SIDENOTE]

TARGETED DIVIDENDS(SM)

YOU MAY SELECT TO HAVE YOUR FUND DISTRIBUTIONS AUTOMATICALLY INVESTED IN OTHER
CLASSES OF FUND SHARES OR CLASSES OF ANOTHER MORGAN STANLEY FUND THAT YOU OWN.
CONTACT YOUR MORGAN STANLEY FINANCIAL ADVISOR FOR FURTHER INFORMATION ABOUT THIS
SERVICE.

                                       17

The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders and the Fund's Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions.
The Fund's policies with respect to purchases, redemptions and exchanges of Fund shares are described in the "How to Buy Shares," "How to Exchange Shares" and
"How to Sell Shares" sections of this PROSPECTUS. Except as described in each of these sections, and with respect to trades that occur through omnibus accounts at intermediaries as described below, the Fund's policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment managers, broker-dealers, transfer agents and third party administrators, the Fund (i) has requested assurance that such intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market-timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund's policies with respect to frequent purchases, redemptions and exchanges of Fund shares.

Omnibus accounts generally do not identify customers' trading activity to the
Fund on an individual basis. Therefore, with respect to trades that occur through omnibus accounts at intermediaries, the Fund is currently limited in its ability to monitor trading activity or enforce the redemption fee with respect to customers of such intermediaries. The ability of the Fund to monitor exchanges made by the underlying shareholders in omnibus accounts, therefore, is severely limited. Consequently, the Fund must rely on the financial intermediary to monitor frequent short-term trading within the Fund by the financial intermediary's customers. Certain intermediaries may not have the ability to assess a redemption fee. There can be no assurance that the Fund will be able to eliminate all market-timing activities.

TAX CONSEQUENCES

[GRAPHIC]

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this PROSPECTUS is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

-  The Fund makes distributions; and

-  You sell Fund shares, including an exchange to another Morgan Stanley Fund.

TAXES ON DISTRIBUTIONS. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund. Under current law, a portion of the ordinary income dividends you receive may be taxed at the same rate as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses.
Short-term capital gain distributions will continue to be taxed at ordinary income rates.

                                       18

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

TAXES ON SALES. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax on taxable distributions and redemption proceeds (as of the date of this PROSPECTUS this rate is 28%). Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income.

SHARE CLASS ARRANGEMENTS

[GRAPHIC]

The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

The general public is offered three Classes: Class A shares, Class B shares and
Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC--contingent deferred sales charge.

Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:

CLASS   SALES CHARGE                                                                   MAXIMUM ANNUAL 12b-1 FEE

  A     Maximum 4.25% initial sales charge reduced for purchases of $25,000 or more;
        shares purchased without an initial sales charge are generally subject to a
        1.00% CDSC if sold during the first 18 months                                            0.25%

  B     Maximum 5.00% CDSC during the first year decreasing to 0% after six years                0.75%

  C     1.00% CDSC during the first year                                                         0.75%

  D     None                                                                                     None

Certain shareholders may be eligible for reduced sales charges (i.e., breakpoint discounts), CDSC waivers and eligibility minimums. Please see the information for each Class set forth below for specific eligibility requirements. You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase shares directly through the Fund) at the time a purchase order (or in the case of Class B or C shares, a redemption order) is placed, that the purchase (or redemption) qualifies for a reduced sales charge (i.e., breakpoint discount), CDSC waiver or eligibility minimum. Similar notification must be made in writing when an order is placed by mail. The reduced

                                       19

sales charge, CDSC waiver or eligibility minimum will not be granted if: (i)
notification is not furnished at the time of order; or (ii) a review of the records of Morgan Stanley DW or other authorized dealer of Fund shares, or the
Transfer Agent does not confirm your represented holdings.

In order to obtain a reduced sales charge (i.e., breakpoint discount) or to meet an eligibility minimum, it may be necessary at the time of purchase for you to inform your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase shares directly through the Fund) of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoints or eligibility minimums. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of the Fund or other
Morgan Stanley funds held in all related accounts described below at Morgan
Stanley or by other authorized dealers, as well as shares held by related parties, such as members of the same family or household, in order to determine whether you have met a sales load breakpoint or eligibility minimum. The Fund makes available, in a clear and prominent format, free of charge, on its web site, www.morganstanley.com, information regarding applicable sales loads, reduced sales charges (i.e., breakpoint discounts), sales load waivers and eligibility minimums. The web site includes hyperlinks that facilitate access to the information.

CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 4.25% of the public offering price. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below.
Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a CDSC of 1.00% on sales made within 18 months after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution and shareholder services (12b-1) fee of up to 0.25% of the average daily net assets of the Class. The maximum annual
12b-1 fee payable by Class A shares is lower than the maximum annual 12b-1 fee payable by Class B or Class C shares.

The offering price of Class A shares includes a sales charge (expressed as a percentage of the public offering price) on a single transaction as shown in the following table:

                                                       FRONT-END SALES CHARGE
AMOUNT OF                                      PERCENTAGE OF       APPROXIMATE PERCENTAGE
SINGLE TRANSACTION                         PUBLIC OFFERING PRICE   OF NET AMOUNT INVESTED

Less than $25,000                                   4.25%                   4.44%
$25,000 but less than $50,000                       4.00%                   4.17%
$50,000 but less than $100,000                      3.50%                   3.63%
$100,000 but less than $250,000                     2.75%                   2.83%
$250,000 but less than $500,000                     2.25%                   2.30%
$500,000 but less than $1 million                   1.75%                   1.78%
$1 million and over                                 0.00%                   0.00%

[SIDENOTE]

FRONT-END SALES CHARGE OR FSC

AN INITIAL SALES CHARGE YOU PAY WHEN PURCHASING CLASS A SHARES THAT IS BASED ON
A PERCENTAGE OF THE OFFERING PRICE. THE PERCENTAGE DECLINES BASED UPON THE
DOLLAR VALUE OF CLASS A SHARES YOU PURCHASE. WE OFFER THREE WAYS TO REDUCE YOUR
CLASS A SALES CHARGES--THE COMBINED PURCHASE PRIVILEGE, RIGHT OF ACCUMULATION
AND LETTER OF INTENT.

                                       20

You may benefit from a reduced sales charge schedule (i.e., breakpoint discount)
for purchases of Class A shares of the Fund, by combining, in a single transaction, your purchase with purchases of Class A shares of the Fund by the following related accounts:

-  A single account (including an individual, trust or fiduciary account).

-  A family member account (limited to spouse, and children under the age of
   21).

-  Pension, profit sharing or other employee benefit plans of companies and their affiliates.

-  Employer sponsored and individual retirement accounts (including IRAs, Keogh,
   401(k), 403(b), 408(k) and 457(b) plans).

-  Tax-exempt organizations.

-  Groups organized for a purpose other than to buy mutual fund shares.

COMBINED PURCHASE PRIVILEGE. You will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund for any related account in a single transaction with purchases of any class of shares of other Morgan
Stanley Multi-Class Funds for the related account or any other related account.
For the purpose of this combined purchase privilege, a "related account" is:

-  A single account (including an individual account, a joint account and a trust account established solely for the benefit of the individual).

-  A family member account (limited to spouse, and children under the age of 21, but including trust accounts established solely for the benefit of a spouse, or children under the age of 21).

-  An IRA and single participant retirement account (such as a Keogh).

-  An UGMA/UTMA account.

RIGHT OF ACCUMULATION. You may benefit from a reduced sales charge if the cumulative net asset value of Class A Shares of the Fund purchased in a single transaction, together with the net asset value of all classes of shares of
Morgan Stanley Multi-Class Funds (including shares of Morgan Stanley
Non-Multi-Class Funds which resulted from an exchange from Morgan Stanley
Multi-Class Funds) held in related accounts amounts to $25,000 or more. For the purpose of the right of accumulation privilege, a related account is any one of the accounts listed under "Combined Purchase Privilege" above.

NOTIFICATION. You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase shares directly through the Fund) at the time a purchase order is placed, that the purchase qualifies for a reduced sales charge under any of the privileges discussed above. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i)
notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley DW or other authorized dealer of Fund shares or the
Transfer Agent does not confirm your represented holdings.

In order to obtain a reduced sales charge under any of the privileges discussed above, it may be necessary at the time of purchase for you to inform your Morgan
Stanley Financial Advisor or other authorized financial representative (or
Morgan Stanley Trust if you purchase shares directly through the Fund) of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoint and/or right of accumulation threshold. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of the Fund or other
Morgan Stanley Funds held in all related accounts described above at Morgan
Stanley or by other authorized dealers, as well as shares held by related parties, such as members of the same family or household, in order to

                                       21

determine whether you have met the sales load breakpoint and/or right of accumulation threshold. The Fund makes available, in a clear and prominent format, free of charge, on its web site, www.morganstanley.com, information regarding applicable sales loads and reduced sales charges (i.e., breakpoint discounts). The web site includes hyperlinks that facilitate access to the information.

LETTER OF INTENT. The above schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of
Intent." A Letter of Intent provides for the purchase of Class A shares of the
Fund or other Multi-Class Funds within a 13-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. The
Letter of Intent does not preclude the Fund (or any other Multi-Class Fund) from discounting sales of its shares. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley
Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of
Intent, and (2) the historical cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You may combine purchases and exchanges by family members (limited to spouse, and children under the age of 21) during the periods referenced in (1) and (2) above. You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent and any financial intermediaries may not maintain this information. You can obtain a
Letter of Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling toll-free (800) 869-NEWS. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment. Shares acquired through reinvestment of distributions are not aggregated to achieve the stated investment goal.

OTHER SALES CHARGE WAIVERS. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a
CDSC upon sale) if your account qualifies under one of the following categories:

-  A trust for which a banking affiliate of the Investment Adviser provides discretionary trustee services.

-  Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor, pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

-  Qualified state tuition plans described in Section 529 of the Internal
   Revenue Code and donor-advised charitable gift funds (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

-  Employer-sponsored employee benefit plans, whether or not qualified under the
   Internal Revenue Code, for which an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan
   Stanley's Retirement Plan Solutions ("Morgan Stanley Eligible Plans").

-  A Morgan Stanley Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.

-  Insurance company separate accounts that have been approved by the Fund's distributor.

                                       22

-  Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

-  Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses, and children under the age of
   21, and trust accounts for which any of such persons is a beneficiary.

CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

YEAR SINCE PURCHASE PAYMENT MADE       CDSC AS A PERCENTAGE OF AMOUNT REDEEMED

First                                                   5.0%
Second                                                  4.0%
Third                                                   3.0%
Fourth                                                  2.0%
Fifth                                                   2.0%
Sixth                                                   1.0%
Seventh and thereafter                                 None

The CDSC is assessed on an amount equal to the lesser of the then market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed.
Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In determining whether a CDSC applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a CDSC, followed by shares held the longest in the shareholder's account.

Broker-dealers or other financial intermediaries may impose a limit on the dollar value of a Class B share purchase order that they will accept. For example, a Morgan Stanley Financial Advisor generally will not accept purchase orders for Class B shares that in the aggregate amount to $25,000 or more. You should discuss with your financial advisor which share class is most appropriate for you, based on the size of your investment, your expected time horizon for holding the shares, and other factors, bearing in mind the availability of reduced sales loads on Class A share purchases of $25,000 or more and for existing shareholders who hold over $25,000 in Morgan Stanley Funds.

CDSC WAIVERS. A CDSC, if otherwise applicable, will be waived in the case of:

-  Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i)
   registered either in your individual name or in the names of you and your spouse as joint tenants with right of survivorship; (ii) registered in the name of a trust of which (a) you are the settlor

[SIDENOTE]

CONTINGENT DEFERRED SALES CHARGE OR CDSC

A FEE YOU PAY WHEN YOU SELL SHARES OF CERTAIN MORGAN STANLEY FUNDS PURCHASED
WITHOUT AN INITIAL SALES CHARGE. THIS FEE DECLINES THE LONGER YOU HOLD YOUR
SHARES AS SET FORTH IN THE TABLE.

                                       23

   and that is revocable by you (I.E., a "living trust") or (b) you and your spouse are the settlors and that is revocable by you or your spouse (I.E., a
   "joint living trust"); or (iii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account; provided in each case that the sale is requested within one year after your death or initial determination of disability.

-  Sales in connection with the following retirement plan "distributions": (i)
   lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 (1)/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 (1)/2;
   or (iii) a tax-free return of an excess IRA contribution (a "distribution"
   does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

-  Sales of shares in connection with the Systematic Withdrawal Plan of up to
   12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal
   Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6%
   semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

-  Sales of shares purchased prior to April 1, 2004 or acquired in exchange for shares purchased prior to April 1, 2004, if you simultaneously invest the proceeds from such sale in the Investment Adviser's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares acquired in connection with the Investment Adviser's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, and mandatory sale or transfer restrictions on termination.

All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Morgan Stanley Financial Advisor or other authorized financial representative or call toll-free (800) 869-NEWS.

DISTRIBUTION FEE. Class B shares also are subject to an annual distribution and shareholder services (12b-1) fee of up to 0.75% (0.65% on amounts over $10 billion) of the lesser of: (a) the average daily aggregate gross purchases by all shareholders of the Fund's Class B shares since the inception of the Fund, less the average daily aggregate net asset value of the Fund's Class B shares sold by all shareholders since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B shares. The maximum annual 12b-1 fee payable by Class B shares is higher than the maximum annual 12b-1 fee payable by Class A shares.

CONVERSION FEATURE. After eight years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The eight-year period runs from the last day of the month in which the shares were purchased or, in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the eight-year period. At the same time, an equal proportion of
Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis.

                                       24

In the case of Class B shares held in a Morgan Stanley Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Fund purchased by that plan.

If you exchange your Class B shares for shares of a Money Market Fund, a No-Load
Fund or the Limited Duration U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

EXCHANGING SHARES SUBJECT TO A CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does NOT charge a CDSC WILL NOT BE COUNTED. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

For example, if you held Class B shares of the Fund for one year, exchanged to
Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two-year holding period--one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC)
instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one-year holding period. The one year in the
Money Market Fund would not be counted. Nevertheless, if shares subject to a
CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the 12b-1 fees, if any, you paid on those shares while in that fund up to the amount of any applicable CDSC.

In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.

CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.00% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares.

Brokers, dealers or other financial intermediaries may impose a limit on the dollar value of a Class C share purchase order that they will accept. For example, a Morgan Stanley Financial Advisor generally will not accept purchase orders for Class C shares that in the aggregate amount to $250,000 or more. You should discuss with your financial advisor which share class is most appropriate for you based on the size of your investment, your expected time horizon for holding the shares and other factors, bearing in mind the availability of reduced sales loads on Class A share purchases of $25,000 or more and for existing shareholders who hold over $25,000 in Morgan Stanley Funds.

DISTRIBUTION FEE. Class C shares are subject to an annual distribution and shareholder services (12b-1) fee of 0.75% of the average daily net assets of that Class. The maximum annual 12b-1 fee payable by Class C shares is higher than the maximum annual 12b-1 fee payable by Class A shares. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution and shareholder services (12b-1) fees applicable to Class C shares for as long as the investor owns such shares.

                                       25

CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution and shareholder services (12b-1) fee.
Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Morgan Stanley Eligible Plans) and the following investor categories:

-  Investors participating in the Investment Adviser's or an affiliate's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination), pursuant to which they pay an asset-based fee.

-  Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Choice Program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than
   Class D shares) based on the then current relative net asset values of the two Classes.

-  Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

-  Employee benefit plans maintained by Morgan Stanley or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries.

-  Certain unit investment trusts sponsored by Morgan Stanley DW or its affiliates.

-  Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

-  Investors who were shareholders of the Dean Witter Retirement Series on
   September 11, 1998 for additional purchases for their former Dean Witter
   Retirement Series accounts.

-  The Investment Adviser and its affiliates with respect to shares held in connection with certain deferred compensation programs established for their employees.

A purchase order that meets the requirements for investment in Class D shares can be made only in Class D shares.

Class D shares are not offered for investments made through Section 529 plans, donor-advised charitable gift funds and insurance company separate accounts
(regardless of the size of the investment).

MEETING CLASS D ELIGIBILITY MINIMUMS. To meet the $5 million ($25 million for
Morgan Stanley Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Multi-Class Funds; and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares. Shareholders cannot combine purchases made by family members or a shareholder's other related accounts in a single transaction for purposes of meeting the $5 million initial investment minimum requirement to qualify to purchase Class D shares.

NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by

                                       26

returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

PLAN OF DISTRIBUTION (RULE 12b-1 FEES) The Fund has adopted a Plan of
Distribution in accordance with Rule 12b-1 under the Investment Company Act with respect to the Class A, Class B and Class C shares. (Class D shares are offered without any 12b-1 fee.) The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of these shares. Because these fees are paid out of the
Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and reduce your return in these Classes and may cost you more than paying other types of sales charges.

ADDITIONAL INFORMATION

[GRAPHIC]

The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries or service providers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund's shares. For more information, please see the
Fund's STATEMENT OF ADDITIONAL INFORMATION.

                                       27

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are incorporated by reference in the STATEMENT OF ADDITIONAL
INFORMATION from the Fund's annual report, which is available upon request.

CLASS A SHARES

FOR THE YEAR ENDED DECEMBER 31,               2005           2004           2003           2002           2001

SELECTED PER SHARE DATA:
Net asset value, beginning of period       $      9.15    $      9.21    $      9.41    $      8.99    $      8.94
                                           -----------    -----------    -----------    -----------    -----------
Income (loss) from investment operations:
  Net investment income                           0.31           0.24           0.26           0.43           0.51
  Net realized and unrealized gain (loss)         0.00           0.07          (0.12)          0.45           0.07
                                           -----------    -----------    -----------    -----------    -----------
Total income from investment operations           0.31           0.31           0.14           0.88           0.58
                                           -----------    -----------    -----------    -----------    -----------
Less dividends from net investment income        (0.37)         (0.37)         (0.34)         (0.46)         (0.53)
                                           -----------    -----------    -----------    -----------    -----------
Net asset value, end of period             $      9.09    $      9.15    $      9.21    $      9.41    $      8.99
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                     3.47%          3.41%          1.48%         10.07%          6.66%
------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets(1):
Expenses                                          0.87%          0.81%          0.76%          0.75%          0.73%
Net investment income                             3.37%          2.94%          2.94%          4.50%          5.65%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands    $ 1,781,950    $   240,835    $   242,335    $   235,787    $   122,863
Portfolio turnover rate                            182%           212%           153%            85%            73%

+    Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)  Reflects overall Fund ratios for investment income and non-class specific expenses.

                                       28

CLASS B SHARES

FOR THE YEAR ENDED DECEMBER 31,               2005           2004              2003              2002              2001

SELECTED PER SHARE DATA:
Net asset value, beginning of period       $      9.17    $      9.23       $      9.43       $      9.00       $      8.95
                                           -----------    -----------       -----------       -----------       -----------
Income (loss) from investment operations:
  Net investment income                           0.32           0.25              0.26              0.40              0.48
  Net realized and unrealized gain (loss)        (0.01)          0.07             (0.12)             0.46              0.07
                                           -----------    -----------       -----------       -----------       -----------
Total income from investment operations           0.31           0.32              0.14              0.86              0.55
                                           -----------    -----------       -----------       -----------       -----------
Less dividends from net investment income        (0.38)         (0.38)            (0.34)            (0.43)            (0.50)
                                           -----------    -----------       -----------       -----------       -----------
Net asset value, end of period             $      9.10    $      9.17       $      9.23       $      9.43       $      9.00
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                     3.46%          3.52%             1.49%             9.91%             6.29%
---------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                          0.72%          0.70%(2)          0.76%(2)          1.00%(2)          1.07%(2)
Net investment income                             3.52%          3.05%(2)          2.95%(2)          4.25%(2)          5.30%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands    $   783,193    $ 2,787,959       $ 3,461,241       $ 4,440,980       $ 4,025,297
Portfolio turnover rate                            182%           212%              153%               85%               73%

+    Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)  Reflects overall Fund ratios for investment income and non-class specific expenses.

(2)  If the Distributor had not rebated a portion of its fees to the Fund, the expense and net investment income ratios would have been as follows:

                                                  EXPENSE     NET INVESTMENT
     PERIOD ENDED                                  RATIO       INCOME RATIO
     ------------                                 -------     --------------

     December 31, 2004                              0.93%         2.82%
     December 31, 2003                              1.32          2.38
     December 31, 2002                              1.29          3.96
     December 31, 2001                              1.29          5.08

                                       29

CLASS C SHARES

FOR THE YEAR ENDED DECEMBER 31,               2005           2004           2003           2002           2001

SELECTED PER SHARE DATA:
Net asset value, beginning of period       $      9.23    $      9.29    $      9.49    $      9.07    $      9.02
                                           -----------    -----------    -----------    -----------    -----------
Income (loss) from investment operations:
  Net investment income                           0.27           0.20           0.21           0.38           0.46
  Net realized and unrealized gain (loss)         0.00           0.06          (0.12)          0.45           0.07
                                           -----------    -----------    -----------    -----------    -----------
Total income from investment operations           0.27           0.26           0.09           0.83           0.53
                                           -----------    -----------    -----------    -----------    -----------
Less dividends from net investment income        (0.33)         (0.32)         (0.29)         (0.41)         (0.48)
                                           -----------    -----------    -----------    -----------    -----------
Net asset value, end of period             $      9.17    $      9.23    $      9.29    $      9.49    $      9.07
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                     2.87%          2.86%          0.93%          9.42%          6.03%
------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                          1.33%          1.34%          1.32%          1.29%          1.29%
Net investment income                             2.91%          2.41%          2.38%          3.96%          5.08%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands    $    68,513    $    80,342    $   105,392    $   129,515    $    63,646
Portfolio turnover rate                            182%           212%           153%            85%            73%

+    Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)  Reflects overall Fund ratios for investment income and non-class specific expenses.

                                       30

CLASS D SHARES

FOR THE YEAR ENDED DECEMBER 31,               2005           2004           2003           2002           2001

SELECTED PER SHARE DATA:
Net asset value, beginning of period       $      9.16    $      9.22    $      9.42    $      8.99    $      8.95
                                           -----------    -----------    -----------    -----------    -----------
Income (loss) from investment operations:
  Net investment income                           0.32           0.26           0.28           0.45           0.53
  Net realized and unrealized gain (loss)         0.00           0.07          (0.12)          0.46           0.06
                                           -----------    -----------    -----------    -----------    -----------
Total income from investment operations           0.32           0.33           0.16           0.91           0.59
                                           -----------    -----------    -----------    -----------    -----------
Less dividends from net investment income        (0.39)         (0.39)         (0.36)         (0.48)         (0.55)
                                           -----------    -----------    -----------    -----------    -----------
Net asset value, end of period             $      9.09    $      9.16    $      9.22    $      9.42    $      8.99
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                     3.59%          3.63%          1.67%         10.41%          6.85%
------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                          0.62%          0.59%          0.57%          0.54%          0.54%
Net investment income                             3.62%          3.16%          3.13%          4.71%          5.83%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands    $   189,425    $   224,169    $   308,984    $   309,109    $   138,669
Portfolio turnover rate                            182%           212%           153%            85%            73%

+    Calculated based on the net asset value as of the last business day of the period.

(1)  Reflects overall Fund ratios for investment income and non-class specific expenses.

                                       31

NOTES

                                       32

MORGAN STANLEY FUNDS

EQUITY

BLEND/CORE

Dividend Growth Securities
Multi-Asset Class Fund

Total Return Trust

DOMESTIC HYBRID

Allocator Fund
Balanced Growth Fund
Balanced Income Fund
Income Builder Fund
Strategist Fund

GLOBAL/INTERNATIONAL

European Equity Fund
Global Advantage Fund
Global Dividend Growth Securities
International Fund
International SmallCap Fund
International Value Equity Fund
Japan Fund
Pacific Growth Fund

GROWTH

Aggressive Equity Fund
American Opportunities Fund
Capital Opportunities Trust
Developing Growth Securities Trust
Growth Fund
Special Growth Fund

INDEX

Equally-Weighted S&P 500 Fund

Nasdaq-100 Index Fund

S&P 500 Index Fund
Total Market Index Fund

SPECIALTY

Convertible Securities Trust

Financial Services Trust
Global Utilities Fund
Health Sciences Trust
Information Fund
Natural Resource Development Securities
Real Estate Fund
Utilities Fund

VALUE

Fundamental Value Fund

Mid-Cap Value Fund
Small-Mid Special Value Fund
Special Value Fund
Value Fund

FIXED INCOME

TAXABLE SHORT TERM

Limited Duration Fund*+
Limited Duration U.S. Treasury Trust*

TAXABLE INTERMEDIATE TERM

Flexible Income Trust

High Yield Securities
Income Trust

Mortgage Securities Trust

U.S. Government Securities Trust

TAX-FREE

California Tax-Free Income Fund
Limited Term Municipal Trust*+
New York Tax-Free Income Fund
Tax-Exempt Securities Trust

MONEY MARKET*

TAXABLE

Liquid Asset Fund
U.S. Government Money Market

TAX-FREE

California Tax-Free Daily Income Trust
New York Municipal Money Market Trust
Tax-Free Daily Income Trust

There may be funds created or terminated after this PROSPECTUS was published.
Please consult the inside back cover of a new fund's prospectus for its designations, e.g. Multi-Class Fund or Money Market Fund.

Unless otherwise noted, each listed Morgan Stanley Fund is a Multi-Class Fund. A
Multi-Class Fund is a mutual fund offering multiple classes of shares.

*    Single-Class Fund(s)

+    No-Load (Mutual) Fund

                                       33

Additional information about the Fund's investments is available in the Fund's
ANNUAL and SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you
will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Fund or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at:
www.morganstanley.com/funds

You also may obtain information about the Fund by calling your Morgan Stanley
Financial Advisor or by visiting our Internet site.

Information about the Fund (including the STATEMENT OF ADDITIONAL INFORMATION)
can be viewed and copied at the Securities and Exchange Commission's (the "SEC")
Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the
SEC's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following
E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

TICKER SYMBOLS:

CLASS A:     USGAX
CLASS B:     USGBX
CLASS C:     USGCX
CLASS D:     USGDX

(The Fund's Investment Company Act File No. is 811-3870)

Investments and services offered through Morgan Stanley DW Inc., member SIPC.
Morgan Stanley Distributors Inc., member NASD.

(C) 2006 Morgan Stanley

[MORGAN STANLEY LOGO]

CLF#37965 PRO-00

[GRAPHIC]

                                                            MORGAN STANLEY FUNDS

                                                                  MORGAN STANLEY
                                                                 U.S. GOVERNMENT
                                                                SECURITIES TRUST

                                                                     37965 04/06

[MORGAN STANLEY LOGO]
                                                                      PROSPECTUS

                                                                  APRIL 28, 2006

WELCOME, SHAREHOLDER:

IN THIS REPORT, YOU'LL LEARN ABOUT HOW YOUR INVESTMENT IN MORGAN STANLEY U.S.
GOVERNMENT SECURITIES TRUST PERFORMED DURING THE ANNUAL PERIOD. WE WILL PROVIDE
AN OVERVIEW OF THE MARKET CONDITIONS, AND DISCUSS SOME OF THE FACTORS THAT
AFFECTED PERFORMANCE DURING THE REPORTING PERIOD. IN ADDITION, THIS REPORT
INCLUDES THE FUND'S FINANCIAL STATEMENTS AND A LIST OF FUND INVESTMENTS.

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING
OFFERED.

MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE
IS NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND IS
SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT MARKET VALUES OF
SECURITIES OWNED BY THE FUND WILL DECLINE AND, THEREFORE, THE VALUE OF THE
FUND'S SHARES MAY BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE
MONEY INVESTING IN THIS FUND. PLEASE SEE THE PROSPECTUS FOR MORE COMPLETE
INFORMATION ON INVESTMENT RISKS.

FUND REPORT
For the year ended December 31, 2005

TOTAL RETURN FOR THE 12 MONTHS ENDED DECEMBER 31, 2005

                                                                       LEHMAN                 LIPPER
                                                                BROTHERS U.S.           GENERAL U.S.
                                                                   GOVERNMENT             GOVERNMENT
CLASS A         CLASS B          CLASS C         CLASS D             INDEX(1)         FUNDS INDEX(2)

 3.47%           3.46%            2.87%           3.59%              2.65%                  2.51%

THE PERFORMANCE OF THE FUND'S FOUR SHARE CLASSES VARIES BECAUSE EACH HAS
DIFFERENT EXPENSES. THE FUND'S TOTAL RETURNS ASSUME THE REINVESTMENT OF ALL
DISTRIBUTIONS BUT DO NOT REFLECT THE DEDUCTION OF ANY APPLICABLE SALES CHARGES.
SUCH COSTS WOULD LOWER PERFORMANCE. SEE PERFORMANCE SUMMARY FOR STANDARDIZED
PERFORMANCE AND BENCHMARK INFORMATION.

MARKET CONDITIONS

A range of events influenced the fixed-income markets in 2005. The series of natural disasters that struck the U.S., combined with soaring energy prices, led to concerns about whether the economy could sustain its level of growth. In the wake of Hurricane Katrina, some observers initially believed that the economy would suffer lingering after effects. As the weeks progressed, however, it became apparent that the impact on the economy would be much smaller and more temporary than anticipated. Even the sharply higher energy prices failed to interrupt the positive economic momentum, and real gross domestic product growth continued at a good clip throughout the year.

Given the economy's solid growth and relatively low inflation, the Federal Open
Market Committee (the "Fed") continued with its tightening policy, raising the federal funds target rate from 2.25 percent to 4.25 percent through eight increases of 25 basis points each. The minutes from the Fed's December meeting, however, indicated that this "measured pace" of increases may slow in the future.

Short- and intermediate-term Treasury yields rose sharply during the year in response to stronger-than-expected economic data and the Fed's numerous tightening moves. In contrast, 10-year Treasury yields experienced little net change for the year and 30-year yields declined slightly. As a result, the yield curve flattened during the reporting period.

Within the government securities sector, the U.S. Agency sector modestly outperformed U.S. Treasuries. Within the mortgage sector, higher-coupon, longer-dated mortgage-backed issues outperformed the lower-coupon issues.

PERFORMANCE ANALYSIS

Morgan Stanley U.S. Government Securities Trust outperformed the Lehman Brothers
U.S. Government Index and the Lipper General U.S. Government Funds Index for the
12 months ended December 31, 2005, assuming no deduction of applicable sales charges.

During the period, we kept the Fund's overall interest-rate exposure well below that of its Lehman benchmark. This posture was beneficial as interest rates rose across the short-term and intermediate-term portions of the curve. However, during periods of rate declines, such as we saw in the early part of the period, this defensive positioning detracted from relative performance.

                                        2

A relative underweight to the mortgage sector also benefited performance versus the Lehman benchmark, as did the specific mortgage securities the Fund owned. As interest rates rose throughout much of the period, the Fund's emphasis on higher coupon, slow prepaying mortgage issues benefited performance as these issues outperformed their lower coupon counterparts. Compared with lower coupon, faster pre-paying mortgages, the mortgages favored by the Fund tend to be less sensitive to rising interest rates.

As mandated by its investment objective, the Fund invests only in securities backed by "the full faith and credit of the U.S. Government." This strategy resulted in the Fund having an underweight to Agency issues relative to its
Lehman benchmark, which detracted slightly from relative performance.

THERE IS NO GUARANTEE THAT ANY SECTORS MENTIONED WILL CONTINUE TO PERFORM WELL
OR THAT SECURITIES IN SUCH SECTORS WILL BE HELD BY THE FUND IN THE FUTURE.

PORTFOLIO COMPOSITION*

U.S. Government Obligations                  57.9%
Mortgage-Backed Securities                   16.6
Short-Term Investments                       15.6
U.S. Government Agencies                      8.6
Collateralized Mortgage Obligations           1.3

*Does not include outstanding long futures contracts with an underlying face amount of $428,325,469 with unrealized appreciation of $3,036,611 and short futures contracts with an underlying face amount of $811,769,500 with unrealized depreciation of $4,614,733.

DATA AS OF DECEMBER 31, 2005. SUBJECT TO CHANGE DAILY. ALL PERCENTAGES FOR
PORTFOLIO COMPOSITION ARE AS A PERCENTAGE OF TOTAL INVESTMENTS. THESE DATA ARE
PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED A
RECOMMENDATION TO BUY OR SELL THE SECURITIES MENTIONED. MORGAN STANLEY IS A
FULL-SERVICE SECURITIES FIRM ENGAGED IN SECURITIES TRADING AND BROKERAGE
ACTIVITIES, INVESTMENT BANKING, RESEARCH AND ANALYSIS, FINANCING AND FINANCIAL
ADVISORY SERVICES.

                                        3

INVESTMENT STRATEGY

The Fund normally invests at least 80 percent of its net assets in U.S.
Government securities. In making investment decisions, the Fund's "Investment
Adviser," Morgan Stanley Investment Advisors Inc., considers economic developments, interest rate trends and other factors. The Fund is not limited as to the maturities of the U.S. Government securities in which it may invest.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the
Securities and Exchange Commission (SEC). The semiannual reports are filed on
Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public Web site, www.morganstanley.com. Each Morgan
Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC.
Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's
e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

HOUSEHOLDING NOTICE

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address.
Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 350-6414, 8:00 a.m. to 8:00 p.m., ET. Once our
Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

                                        4

                 (This page has been left blank intentionally.)

PERFORMANCE SUMMARY

[CHART]

PERFORMANCE OF $10,000 INVESTMENT--CLASS B

($ IN THOUSANDS)

                         FUND^    LEHMAN BROTHERS U.S. GOV'T INDEX(1)   LIPPER GEN. U.S. GOV'T FUNDS INDEX(2)
                        --------  -----------------------------------   -------------------------------------

December 31, 1995       $ 10,000                $ 10,000                               $ 10,000
December 31, 1996       $ 10,316                $ 10,277                               $ 10,216
December 31, 1997       $ 11,198                $ 11,263                               $ 11,147
December 31, 1998       $ 12,013                $ 12,372                               $ 12,022
December 31, 1999       $ 11,934                $ 12,096                               $ 11,702
December 31, 2000       $ 13,274                $ 13,698                               $ 13,093
December 31, 2001       $ 14,109                $ 14,688                               $ 13,967
December 31, 2002       $ 15,507                $ 16,377                               $ 15,360
December 31, 2003       $ 15,739                $ 16,762                               $ 15,625
December 31, 2004       $ 16,293                $ 17,345                               $ 16,149
December 31, 2005       $ 16,856                $ 17,805                               $ 16,555

                                        6

AVERAGE ANNUAL TOTAL RETURNS--PERIOD ENDED DECEMBER 31, 2005

                  CLASS A SHARES*     CLASS B SHARES**      CLASS C SHARES+     CLASS D SHARES++
                 (SINCE 07/28/97)     (SINCE 06/29/84)     (SINCE 07/28/97)     (SINCE 07/28/97)
SYMBOL                      USGAX                USGBX                USGCX                USGDX

1 YEAR                       3.47%(3)             3.46%(3)             2.87%(3)             3.59%(3)
                            (0.92)(4)            (1.50)(4)             1.87(4)                --
                             4.98(3)              4.89(3)              4.38(3)              5.19(3)
5 YEARS                      4.07(4)              4.56(4)              4.38(4)                --
                               --                 5.36(3)                --                   --
10 YEARS                       --                 5.36(4)                --                   --
SINCE INCEPTION              5.54(3)              7.11(3)              5.07(3)              5.77(3)
                             5.00(4)              7.11(4)              5.07(4)                --

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF
FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES
SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT
www.morganstanley.com OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS
AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH
MORE OR LESS THAN THEIR ORIGINAL COST. THE GRAPH AND TABLE DO NOT REFLECT THE
DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE
REDEMPTION OF FUND SHARES. PERFORMANCE FOR CLASS A, CLASS B, CLASS C, AND CLASS
D SHARES WILL VARY DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.

*    THE MAXIMUM FRONT-END SALES CHARGE FOR CLASS A IS 4.25%.

**   THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B IS 5.0%.
     THE CDSC DECLINES TO 0% AFTER SIX YEARS.

+    THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C IS 1.0% FOR SHARES
     REDEEMED WITHIN ONE YEAR OF PURCHASE.

++   CLASS D HAS NO SALES CHARGE.

(1)  THE LEHMAN BROTHERS U.S. GOVERNMENT INDEX IS A BROAD-BASED MEASURE OF U.S.
     GOVERNMENT AND TREASURY SECURITIES. INDEXES ARE UNMANAGED AND THEIR RETURNS
     DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER
     PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(2)  THE LIPPER GENERAL U.S. GOVERNMENT FUNDS INDEX IS AN EQUALLY WEIGHTED
     PERFORMANCE INDEX OF THE LARGEST QUALIFYING FUNDS (BASED ON NET ASSETS) IN
     THE LIPPER GENERAL U.S. GOVERNMENT FUNDS CLASSIFICATION. THE INDEX, WHICH
     IS ADJUSTED FOR CAPITAL GAINS DISTRIBUTIONS AND INCOME DIVIDENDS, IS
     UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT. THERE ARE CURRENTLY
     30 FUNDS REPRESENTED IN THIS INDEX.

(3)  FIGURE SHOWN ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AND DOES NOT REFLECT
     THE DEDUCTION OF ANY SALES CHARGES.

(4)  FIGURE SHOWN ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AND THE DEDUCTION OF
     THE MAXIMUM APPLICABLE SALES CHARGE. SEE THE FUND'S CURRENT PROSPECTUS FOR
     COMPLETE DETAILS ON FEES AND SALES CHARGES.

^    ENDING VALUE ASSUMING A COMPLETE REDEMPTION ON DECEMBER 31, 2005.

                                        7

EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees;
and (2) ongoing costs, including advisory fees; distribution and service (12b-1)
fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 07/01/05 - 12/31/05.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                    BEGINNING         ENDING        EXPENSES PAID
                                                  ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD *
                                                  -------------   -------------    ---------------
                                                                                      07/01/05 -
                                                    07/01/05        12/31/05           12/31/05
                                                  -------------   -------------    ---------------

CLASS A
Actual (0.43% return)                              $ 1,000.00      $ 1,004.30          $  4.40
Hypothetical (5% annual return before expenses)    $ 1,000.00      $ 1,020.82          $  4.43

CLASS B
Actual (0.54% return)                              $ 1,000.00      $ 1,005.40          $  3.29
Hypothetical (5% annual return before expenses)    $ 1,000.00      $ 1,021.93          $  3.31

CLASS C
Actual (0.08% return)                              $ 1,000.00      $ 1,000.80          $  6.91
Hypothetical (5% annual return before expenses)    $ 1,000.00      $ 1,018.30          $  6.97

CLASS D
Actual (0.45% return)                              $ 1,000.00      $ 1,004.50          $  3.13
Hypothetical (5% annual return before expenses)    $ 1,000.00      $ 1,022.08          $  3.16

----------
*    EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.87%, 0.65%,
     1.37% AND 0.62% FOR CLASS A, CLASS B, CLASS C AND CLASS D SHARES,
     RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD,
     MULTIPLIED BY 184/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

     BECAUSE CLASS B SHARES INCURRED LOWER EXPENSES UNDER THE 12b-1 PLAN THAN
     DID CLASS A SHARES FOR THE SIX MONTHS ENDED DECEMBER 31, 2005, THE TOTAL
     OPERATING EXPENSE RATIO FOR CLASS B SHARES WAS LOWER AND, AS A RESULT, THE
     PERFORMANCE OF CLASS B SHARES WAS HIGHER THAN THAT OF THE CLASS A SHARES.
     THERE CAN BE NO ASSURANCE THAT THIS WILL CONTINUE TO OCCUR IN THE FUTURE AS
     THE MAXIMUM FEES PAYABLE BY CLASS B SHARES UNDER THE 12b-1 PLAN ARE HIGHER
     THAN THOSE PAYABLE BY CLASS A SHARES.

                                        8

MORGAN STANLEY U.S. GOVERNMENT SECURITIES TRUST

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2005

 PRINCIPAL
 AMOUNT IN                                                                              COUPON
 THOUSANDS     DESCRIPTION AND MATURITY DATE                                             RATE           VALUE
------------------------------------------------------------------------------------------------------------------

               U.S. GOVERNMENT OBLIGATIONS (60.4%)
               U.S. TREASURY BONDS (19.8%)
$     19,500   08/15/29                                                                  6.125%   $     23,758,781
      99,000   08/15/27                                                                  6.375         122,671,098
     153,000   02/15/27                                                                  6.625         194,154,705
      84,000   02/15/25                                                                  7.625         115,769,136
      65,725   08/15/20                                                                   8.75          94,572,162
       4,750   02/15/15                                                                  11.25           7,153,206
                                                                                                  ----------------
                                                                                                       558,079,088
                                                                                                  ----------------
               U.S. TREASURY NOTES (37.7%)
      85,900   03/31/06                                                                   1.50          85,386,662
     214,875   02/28/06                                                                   1.63         214,136,475
       5,000   05/31/06                                                                   2.50           4,964,845
     300,000   11/15/06                                                                   3.50         297,738,300
     365,000   02/15/13                                                                  3.875         353,893,415
      52,755   08/15/13                                                                   4.25          52,298,771
      55,000   05/15/14                                                                   4.75          56,355,695
                                                                                                  ----------------
                                                                                                     1,064,774,163
                                                                                                  ----------------
               U.S. TREASURY STRIPS (2.9%)
     200,550   02/15/25 - 02/15/27                                                        0.00          81,384,647
                                                                                                  ----------------
               TOTAL U.S. GOVERNMENT OBLIGATIONS (COST $1,678,877,154)                               1,704,237,898
                                                                                                  ----------------
               MORTGAGE-BACKED SECURITIES (17.3%)
               GOVERNMENT NATIONAL MORTGAGE ASSOC. I (15.0%)
       5,062   08/20/34                                                                   5.25           5,053,251
       2,070   08/20/34                                                                   5.50           2,084,406
      30,516   02/15/28 - 09/20/34                                                        6.00          31,259,545
      91,900   *                                                                          6.50          95,891,906
      39,341   03/15/14 - 07/15/31                                                        6.50          40,939,700
      93,181   04/15/17 - 03/15/27                                                        7.00          98,134,724
      76,956   08/15/06 - 08/15/34                                                        7.50          81,197,361
      10,777   10/15/16 - 09/15/31                                                        8.00          11,541,572
      18,767   05/15/16 - 11/15/24                                                        8.50          20,370,368
      14,169   10/15/08 - 08/15/21                                                        9.00          15,385,406
       8,850   10/15/09 - 12/15/20                                                        9.50           9,741,767
      11,604   11/15/09 - 11/15/20                                                       10.00          12,949,321
          53   06/15/10 - 06/15/15                                                       12.50              58,729
                                                                                                  ----------------
                                                                                                       424,608,056
                                                                                                  ----------------

                        SEE NOTES TO FINANCIAL STATEMENTS

                                        9

 PRINCIPAL
 AMOUNT IN                                                                              COUPON
 THOUSANDS     DESCRIPTION AND MATURITY DATE                                             RATE           VALUE
------------------------------------------------------------------------------------------------------------------

               GOVERNMENT NATIONAL MORTGAGE ASSOC. II (0.9%)
$     18,959   04/20/35                                                                   4.00%   $     18,455,772
       2,981   01/20/24 - 02/20/24                                                        6.50           3,100,812
       2,568   03/20/26 - 07/20/29                                                        7.00           2,681,257
                                                                                                  ----------------
                                                                                                        24,237,841
                                                                                                  ----------------
               GOVERNMENT NATIONAL MORTGAGE ASSOC. GPM I (1.4%)
      39,259   05/20/34                                                                   3.75          38,391,559
         570   09/15/13 - 07/15/15                                                       12.25             631,242
                                                                                                  ----------------
                                                                                                        39,022,801
                                                                                                  ----------------
               TOTAL MORTGAGE-BACKED SECURITIES (COST $474,350,071)                                    487,868,698
                                                                                                  ----------------
               U.S. GOVERNMENT AGENCIES (8.9%)
               HOUSING URBAN DEVELOPMENT SER 99-A (1.2%)
      18,800   08/01/10                                                                   6.06          19,338,112
      15,290   08/01/11                                                                   6.16          15,735,627
                                                                                                  ----------------
                                                                                                        35,073,739
                                                                                                  ----------------
               RESOLUTION FUNDING CORP. ZERO COUPON STRIPS (7.7%)
      74,000   10/15/08                                                                   0.00          65,537,804
     138,134   01/15/12                                                                   0.00         106,274,222
      61,607   04/15/12                                                                   0.00          46,775,176
                                                                                                  ----------------
                                                                                                       218,587,202
                                                                                                  ----------------
               TOTAL U.S. GOVERNMENT AGENCIES (COST $246,243,027)                                      253,660,941
                                                                                                  ----------------
               COLLATERIZED MORTGAGE OBLIGATIONS (1.3%)
               GOVERNMENT NATIONAL MORTGAGE ASSOC.
       2,605   1999-44 FP (PAC) 06/16/27                                                  4.77++         2,612,749
       7,772   2003-10 MX (PAC) 06/20/28                                                  5.00           7,759,995
       8,674   2005-37 (IO) 11/16/32                                                      5.50           1,341,275
      24,430   2002-23 PE (PAC) 04/16/32                                                  6.50          25,767,021
                                                                                                  ----------------
               TOTAL COLLATERIZED MORTGAGE OBLIGATIONS (COST $37,561,371)                               37,481,040
                                                                                                  ----------------

                        SEE NOTES TO FINANCIAL STATEMENTS

                                       10

 PRINCIPAL
 AMOUNT IN                                                                              COUPON
 THOUSANDS     DESCRIPTION AND MATURITY DATE                                             RATE           VALUE
------------------------------------------------------------------------------------------------------------------

               SHORT-TERM INVESTMENTS (a) (16.3%)
               FEDERAL HOME LOAN BANKS (1.8%)
$     50,000   01/13/06                                                                  4.185%   $     49,924,437
                                                                                                  ----------------
               FEDERAL HOME LOAN MORTGAGE ASSOC. (4.8%)
      60,000   01/30/06 - 01/31/06                                                        4.20          59,784,167
      25,000   01/30/06                                                                   4.21          24,912,500
      50,000   03/14/06                                                                   4.31          49,557,028
                                                                                                  ----------------
                                                                                                       134,253,695
                                                                                                  ----------------
               FEDERAL NATIONAL MORTGAGE ASSOC. (4.7%)
      36,850   01/09/06                                                                   4.14          36,811,860
      96,700   01/06/06 - 01/12/06                                                        4.17          96,598,043
                                                                                                  ----------------
                                                                                                       133,409,903
                                                                                                  ----------------
               U.S. TREASURY BILLS (5.0%)
       8,450   01/12/06+                                                                 3.350           8,440,564
         610   02/16/06                                                                  3.630             607,109
      83,500   03/23/06                                                                  3.650          82,831,188
      50,000   02/16/06                                                                  3.681          49,759,713
                                                                                                  ----------------
                                                                                                       141,638,574
                                                                                                  ----------------
               TOTAL SHORT-TERM INVESTMENTS
                (COST $459,258,778)                                                                    459,226,609
                                                                                                  ----------------
               TOTAL INVESTMENTS
                (COST $2,896,290,401) (b)(c)                                             104.2%      2,942,475,186
               LIABILITIES IN EXCESS OF OTHER ASSETS                                      (4.2)       (119,393,962)
                                                                                         -----    ----------------
               NET ASSETS                                                                100.0%   $  2,823,081,224
                                                                                         =====    ================

----------
  GPM  GRADUATED PAYMENT MORTGAGE.
  IO   INTEREST-ONLY SECURITY.
  PAC  PLANNED AMORTIZATION CLASS.
   *   SECURITIES PURCHASED ON A FORWARD COMMITMENT BASIS WITH AN APPROXIMATE
       PRINCIPAL AMOUNT AND NO DEFINITE MATURITY DATE; THE ACTUAL PRINCIPAL
       AMOUNT AND MATURITY DATE WILL BE DETERMINED UPON SETTLEMENT.
   +   A PORTION OF THIS SECURITY HAS BEEN PHYSICALLY SEGREGATED IN CONNECTION
       WITH OPEN FUTURES CONTRACTS IN AN AMOUNT EQUAL TO $1,707,250.
  ++   FLOATING RATE SECURITY, RATE SHOWN IS THE RATE IN EFFECT AT DECEMBER 31,
       2005 .
  (a)  PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED
       TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
  (b)  SECURITIES HAVE BEEN DESIGNATED AS COLLATERAL IN AN AMOUNT EQUAL TO
       $1,363,731,583 IN CONNECTION WITH SECURITIES PURCHASED ON A FORWARD
       COMMITMENT BASIS AND OPEN FUTURES CONTRACTS.
  (c)  THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $2,936,651,173. THE
       AGGREGATE GROSS UNREALIZED APPRECIATION IS $28,751,540 AND THE AGGREGATE
       GROSS UNREALIZED DEPRECIATION IS $22,927,527, RESULTING IN NET UNREALIZED
       APPRECIATION OF $5,824,013.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                       11

FUTURES CONTRACTS OPEN AT DECEMBER 31, 2005:

                                                                          UNREALIZED
NUMBER OF                   DESCRIPTION/DELIVERY      UNDERLYING FACE    APPRECIATION/
CONTRACTS   LONG/SHORT         MONTH AND YEAR         AMOUNT AT VALUE    (DEPRECIATION)
---------------------------------------------------------------------------------------

    295       Short      U.S. Treasury Note 2 Year
                                 March 2006           $   (60,530,313)   $       (4,652)
              Long       U.S. Treasury Note 10 Year
  3,915                          March 2006               428,325,469         3,036,611
              Short      U.S. Treasury Note 5 Year
  5,532                          March 2006              (588,293,625)       (2,020,617)
              Short      U.S. Treasury Bond 20 Year
  1,427                          March 2006              (162,945,562)       (2,589,464)
                                                                         --------------
                         Net Unrealized Depreciation                     $   (1,578,122)
                                                                         ==============

                        SEE NOTES TO FINANCIAL STATEMENTS

                                       12

MORGAN STANLEY U.S. GOVERNMENT SECURITIES TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2005

ASSETS:
Investments in securities, at value
  (cost $2,896,290,401)                                                            $ 2,942,475,186
Cash                                                                                        23,153
Receivable for:
  Interest                                                                              24,459,706
  Investments sold                                                                       6,850,454
  Shares of beneficial interest sold                                                     6,609,319
  Receivable from affiliate                                                                488,301
Prepaid expenses and other assets                                                          148,069
                                                                                   ---------------
    TOTAL ASSETS                                                                     2,981,054,188
                                                                                   ---------------
LIABILITIES:
Payable for:
  Investments purchased                                                                139,828,438
  Shares of beneficial interest redeemed                                                12,024,448
  Dividends and distributions to shareholders                                            3,545,427
  Distribution fee                                                                         926,278
  Investment advisory fee                                                                  918,489
  Administration fee                                                                       192,465
  Transfer agent fee                                                                       178,791
  Variation margin                                                                          33,770
Accrued expenses and other payables                                                        324,858
                                                                                   ---------------
    TOTAL LIABILITIES                                                                  157,972,964
                                                                                   ---------------
    NET ASSETS                                                                     $ 2,823,081,224
                                                                                   ---------------
COMPOSITION OF NET ASSETS:
Paid-in-capital                                                                    $ 2,882,923,238
Net unrealized appreciation                                                             44,606,663
Dividends in excess of net investment income                                           (19,421,527)
Accumulated net realized loss                                                          (85,027,150)
                                                                                   ---------------
    NET ASSETS                                                                     $ 2,823,081,224
                                                                                   ===============
CLASS A SHARES:
Net Assets                                                                         $ 1,781,950,092
Shares Outstanding (UNLIMITED AUTHORIZED,
  $.01 PAR VALUE)                                                                      196,099,926
    NET ASSET VALUE PER SHARE                                                      $          9.09
                                                                                   ===============
    MAXIMUM OFFERING PRICE PER SHARE,
      (NET ASSET VALUE PLUS 4.44%
      OF NET ASSET VALUE)                                                          $          9.49
                                                                                   ===============
CLASS B SHARES:
Net Assets                                                                         $   783,193,106
Shares Outstanding (UNLIMITED AUTHORIZED,
  $.01 PAR VALUE)                                                                       86,099,279
    NET ASSET VALUE PER SHARE                                                      $          9.10
                                                                                   ===============
CLASS C SHARES:
Net Assets                                                                         $    68,513,183
Shares Outstanding (UNLIMITED AUTHORIZED,
  $.01 PAR VALUE)                                                                        7,475,167
    NET ASSET VALUE PER SHARE                                                      $          9.17
                                                                                   ===============
CLASS D SHARES:
Net Assets                                                                         $   189,424,843
Shares Outstanding (UNLIMITED AUTHORIZED,
  $.01 PAR VALUE)                                                                       20,833,600
    NET ASSET VALUE PER SHARE                                                      $          9.09
                                                                                   ===============

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2005

NET INVESTMENT INCOME:
Interest Income                                                                    $   130,948,217
                                                                                   ---------------
EXPENSES
Investment advisory fee                                                                 11,636,304
Transfer agent fees and expenses                                                         3,715,358
Distribution fee (Class A shares)                                                        3,378,248
Distribution fee (Class B shares)                                                        1,398,871
Distribution fee (Class C shares)                                                          535,638
Administration fee                                                                       2,471,576
Custodian fees                                                                             553,383
Shareholder reports and notices                                                            208,763
Professional fees                                                                           91,144
Registration fees                                                                           78,236
Trustees' fees and expenses                                                                 47,285
Other                                                                                      363,533
                                                                                   ---------------
    TOTAL EXPENSES                                                                      24,478,339
                                                                                   ---------------
    NET INVESTMENT INCOME                                                              106,469,878
                                                                                   ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
NET REALIZED GAIN ON:
Investments                                                                             16,501,735
Futures contracts                                                                        3,178,958
                                                                                   ---------------
    NET REALIZED GAIN                                                                   19,680,693
                                                                                   ---------------
NET CHANGE IN UNREALIZED
APPRECIATION/DEPRECIATION ON:
Investments                                                                            (22,127,640)
Futures contracts                                                                          772,846
                                                                                   ---------------
    NET DEPRECIATION                                                                   (21,354,794)
                                                                                   ---------------
    NET LOSS                                                                            (1,674,101)
                                                                                   ---------------
NET INCREASE                                                                       $   104,795,777
                                                                                   ===============

                        SEE NOTES TO FINANCIAL STATEMENTS

                                       13

STATEMENT OF CHANGES IN NET ASSETS

                                                                            FOR THE YEAR       FOR THE YEAR
                                                                               ENDED               ENDED
                                                                         DECEMBER 31, 2005   DECEMBER 31, 2004
                                                                         -----------------   -----------------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                                    $     106,469,878   $     110,989,753
Net realized gain                                                               19,680,693          19,888,823
Net change in unrealized appreciation                                          (21,354,794)         (7,271,387)
                                                                         -----------------   -----------------
    NET INCREASE                                                               104,795,777         123,607,189
                                                                         -----------------   -----------------
DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Class A shares                                                                 (54,370,484)         (9,671,007)
Class B shares                                                                 (61,881,850)       (125,791,123)
Class C shares                                                                  (2,703,465)         (3,088,726)
Class D shares                                                                  (8,983,258)        (10,316,791)
                                                                         -----------------   -----------------
    TOTAL DIVIDENDS                                                           (127,939,057)       (148,867,647)
                                                                         -----------------   -----------------
Net decrease from transactions in shares of beneficial interest               (487,081,087)       (759,386,244)
                                                                         -----------------   -----------------
    NET DECREASE                                                              (510,224,367)       (784,646,702)

NET ASSETS:
Beginning of period                                                          3,333,305,591       4,117,952,293
                                                                         -----------------   -----------------
END OF PERIOD
(INCLUDING DIVIDENDS IN EXCESS OF NET INVESTMENT INCOME OF
$19,421,527 AND $22,925,801, RESPECTIVELY)                               $   2,823,081,224   $   3,333,305,591
                                                                         =================   =================

                        SEE NOTES TO FINANCIAL STATEMENTS

                                       14

MORGAN STANLEY U.S. GOVERNMENT SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2005

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley U.S. Government Securities Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is high current income consistent with safety of principal. The Fund was organized as a
Massachusetts business trust on September 29, 1983 and commenced operations on
June 29, 1984. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some
Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

Effective August 29, 2005, the Board of Trustees of the Fund approved the implementation of a 2% redemption fee on Class A shares, Class B shares, Class C shares, and Class D shares, which is paid directly to the Fund, for shares redeemed within seven days of purchase. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees; (2) portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price; (3) when market quotations are not readily available or Morgan Stanley Investment
Advisors Inc. (the "Investment Adviser") determines that the market quotations are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees; and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day.
Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method.
Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

                                       15

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FUTURES CONTRACTS -- A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains and losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. FEDERAL INCOME TAX POLICY -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded on the ex-dividend date.

G. USE OF ESTIMATES -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures.
Actual results could differ from those estimates.

2. INVESTMENT ADVISORY/ADMINISTRATION AGREEMENTS

Pursuant to an Investment Advisory Agreement with the Investment Adviser, the
Fund pays an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the Fund's net assets determined at the close of each business day: 0.42% to the portion of the daily net assets not exceeding $1 billion; 0.395% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.37% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.345% to the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.32%
to the portion of the daily net assets exceeding $2.5 billion but not exceeding
$5 billion; 0.295% to the portion of the daily net assets exceeding $5 billion but not exceeding $7.5 billion; 0.27% to the portion of the daily net assets exceeding $7.5 billion but not exceeding $10 billion; 0.245% to the portion of the daily net assets exceeding $10 billion but not exceeding $12.5 billion; and
0.22% to the portion of the daily net assets exceeding $12.5 billion.

                                       16

Pursuant to an Administration Agreement with Morgan Stanley Services Company
Inc. (the "Administrator"), an affiliate of the Investment Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund's daily net assets.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the
"Distributor"), an affiliate of the Investment Adviser and Administrator. The
Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class
A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- up to 0.75% (0.65% on amounts over $10 billion) of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the
Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii)
Class C -- up to 0.75% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the
Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the
Trustees will consider at that time the manner in which to treat such expenses.
The Distributor has advised the Fund that there were no excess expenses at
December 31, 2005.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.75% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the
Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year.
For the year ended December 31, 2005, the distribution fee was accrued for Class
A shares and Class C shares at the annual rate of 0.25% and 0.71%, respectively.

For the year ended December 31, 2005, the distribution fee for Class B shares was accrued at the annual rate of 0.10%. At December 31, 2005, included in the
Statement of Assets and Liabilities, is a receivable from affiliate which represents payments due from the Distributor to the Fund.

                                       17

The Distributor has informed the Fund that for the year ended December 31, 2005, it received contingent deferred sales charges from certain redemptions of the
Fund's Class A shares, Class B shares and Class C shares of $15,735, $1,898,734 and $10,203, respectively and received $224,575 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The costs of purchases and proceeds from sales/prepayments of portfolio securities, excluding short-term investments, for the year ended December 31,
2005 were $5,325,430,848 and $6,228,925,041, respectively.

Morgan Stanley Trust, an affiliate of the Investment Adviser, Administrator and
Distributor, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent
Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The
Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the year ended December 31, 2005 included in Trustees' fees and expenses in the Statement of Operations amounted to $7,483. At December 31,
2005, the Fund had an accrued pension liability of $64,428 which is included in accrued expenses in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan")
which allows each independent Trustee to defer payment of all, or a portion, of the fees he receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

5. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

To hedge against adverse interest rate, the Fund may purchase and sell interest rate futures contracts ("futures contracts").

Futures contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the value of the underlying securities. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

                                       18

6. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                     FOR THE YEAR                          FOR THE YEAR
                                                         ENDED                                 ENDED
                                                   DECEMBER 31, 2005                     DECEMBER 31, 2004
                                           ---------------------------------     ---------------------------------
                                                SHARES           AMOUNT               SHARES            AMOUNT
                                           ---------------   ---------------     ---------------   ---------------

CLASS A SHARES
Sold                                             7,828,665   $    71,535,567           8,705,976   $    79,928,293
Conversion from Class B                        191,354,524     1,748,934,523                  --                --
Reinvestment of dividends                        3,798,045        34,681,980             891,975         8,162,666
Redeemed                                       (33,187,809)     (302,528,017)         (9,600,159)      (87,972,860)
                                           ---------------   ---------------     ---------------   ---------------
Net increase (decrease) -- Class A             169,793,425     1,552,624,053              (2,208)          118,099
                                           ---------------   ---------------     ---------------   ---------------
CLASS B SHARES
Sold                                             6,910,637        63,219,869          10,036,507        92,228,433
Conversion to Class A                         (190,941,694)    (1,748,934,52)(3)              --                --
Reinvestment of dividends                        3,772,007        34,450,404           8,086,291        74,145,148
Redeemed                                       (37,658,291)     (344,042,143)        (89,240,076)     (818,127,811)
                                           ---------------   ---------------     ---------------   ---------------
Net decrease -- Class B                       (217,917,341)   (1,995,306,39)         (71,117,278)     (651,754,230)
                                           ---------------   ---------------     ---------------   ---------------
CLASS C SHARES
Sold                                               941,457         8,680,615           1,276,507        11,833,867
Reinvestment of dividends                          205,630         1,892,753             231,030         2,133,042
Redeemed                                        (2,373,022)      (21,829,432)         (4,151,303)      (38,337,464)
                                           ---------------   ---------------     ---------------   ---------------
Net decrease -- Class C                         (1,225,935)      (11,256,064)         (2,643,766)      (24,370,555)
                                           ---------------   ---------------     ---------------   ---------------
CLASS D SHARES
Sold                                             3,389,847        31,035,655           3,931,072        36,089,803
Reinvestment of dividends                          733,130         6,694,298             843,674         7,723,414
Redeemed                                        (7,764,515)      (70,872,636)        (13,827,289)     (127,192,775)
                                           ---------------   ---------------     ---------------   ---------------
Net decrease -- Class D                         (3,641,538)      (33,142,683)         (9,052,543)      (83,379,558)
                                           ---------------   ---------------     ---------------   ---------------
Net decrease in Fund                           (52,991,389)  $  (487,081,087)        (82,815,795)  $  (759,386,244)
                                           ===============   ===============     ===============   ===============

7. FEDERAL INCOME TAX STATUS

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.
These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

                                       19

The tax character of distributions paid was as follows:

                               FOR THE YEAR        FOR THE YEAR
                                  ENDED               ENDED
                             DECEMBER 31, 2005   DECEMBER 31, 2004
                             -----------------   -----------------

Ordinary income              $     127,939,057   $     148,867,647
                             =================   =================

As of December 31, 2005, the tax-basis components of accumulated losses were as follows:

Undistributed ordinary income              $    1,362,260
Undistributed long-term gains                          --
                                           --------------
Net accumulated earnings                        1,362,260
Capital loss carryforward*                    (63,861,670)
Post-October losses                            (3,097,498)
Temporary differences                             (69,119)
Net unrealized appreciation                     5,824,013
                                           --------------
Total accumulated losses                   $  (59,842,014)
                                           ==============

*As of December 31, 2005, the Fund had a net capital loss carryforward of
$63,861,670 of which $2,711,317 will expire on December 31, 2006, $6,588,410 will expire on December 31, 2007 and $54,561,943 will expire on December 31,
2013 to offset future capital gains to the extent provided by regulations.

As of December 31, 2005, the Fund had temporary book/tax differences primarily attributable to post-October losses (capital losses incurred after October 31 within the taxable year which are deemed to arise on the first business day of the Fund's next taxable year), mark-to-market of open futures contracts, capital loss deferrals on straddles and book amortization of premiums on debt securities and permanent book/tax differences attributable to losses on paydowns, tax adjustments on debt securities sold by the Fund and an expired capital loss carryforward. To reflect reclassifications arising from the permanent differences, accumulated net realized loss was charged $40,021,275, paid-in-capital was credited $15,047,822 and dividends in excess of net investment income was credited $24,973,453.

8. LEGAL MATTERS

The Investment Adviser, certain affiliates of the Investment Adviser, certain officers of such affiliates and certain investment companies advised by the
Investment Adviser or its affiliates, including the Fund, are named as defendants in a consolidated class action. This consolidated action also names as defendants certain individual Trustees and Directors of the Morgan Stanley funds. The consolidated amended complaint, filed in the United States District
Court Southern District of New York on April 16, 2004, generally alleges that defendants, including the Fund, violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Investment
Adviser and certain

                                       20

affiliates of the Investment Adviser allegedly offered economic incentives to brokers and others to recommend the funds advised by the Investment Adviser or its affiliates to investors rather than funds managed by other companies, and
(ii) that the funds advised by the Investment Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their efforts to recommend these funds to investors. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs. The defendants have moved to dismiss the action and intend to otherwise vigorously defend it. On March 9, 2005, Plaintiffs sought leave to supplement their complaint to assert claims on behalf of other investors. While the Fund and Adviser believe that each has meritorious defenses, the ultimate outcome of this matter is not presently determinable at this stage of the litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of this matter.

                                       21

MORGAN STANLEY U.S. GOVERNMENT SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                             FOR THE YEAR ENDED DECEMBER 31
                                                     -----------------------------------------------------------------------------
                                                         2005            2004             2003            2002            2001
                                                     -------------   -------------   -------------   -------------   -------------

CLASS A SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period                 $        9.15   $        9.21   $        9.41   $        8.99   $        8.94
                                                     -------------   -------------   -------------   -------------   -------------
Income (loss) from investment operations:
    Net investment income                                     0.31            0.24            0.26            0.43            0.51
    Net realized and unrealized gain (loss)                   0.00            0.07           (0.12)           0.45            0.07
                                                     -------------   -------------   -------------   -------------   -------------
Total income from investment operations                       0.31            0.31            0.14            0.88            0.58
                                                     -------------   -------------   -------------   -------------   -------------
Less dividends from net investment income                    (0.37)          (0.37)          (0.34)          (0.46)          (0.53)
                                                     -------------   -------------   -------------   -------------   -------------
Net asset value, end of period                       $        9.09   $        9.15   $        9.21   $        9.41   $        8.99
                                                     =============   =============   =============   =============   =============
TOTAL RETURN+                                                 3.47%           3.41%           1.48%          10.07%           6.66%
RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                                      0.87%           0.81%           0.76%           0.75%           0.73%
Net investment income                                         3.37%           2.94%           2.94%           4.50%           5.65%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands              $   1,781,950   $     240,835   $     242,335   $     235,787   $     122,863
Portfolio turnover rate                                        182%            212%            153%             85%             73%

----------
+    DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET
     ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1)  REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC
     EXPENSES.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                       22

                                                                        FOR THE YEAR ENDED DECEMBER 31
                                                ----------------------------------------------------------------------------
                                                    2005             2004            2003            2002            2001
                                                ------------     -----------     -----------     -----------     -----------

CLASS B SHARES

SELECTED PER SHARE DATA:
Net asset value, beginning of period            $       9.17     $      9.23     $      9.43     $      9.00     $      8.95
                                                ------------     -----------     -----------     -----------     -----------
Income (loss) from investment operations:
    Net investment income                               0.32            0.25            0.26            0.40            0.48
    Net realized and unrealized gain (loss)            (0.01)           0.07           (0.12)           0.46            0.07
                                                ------------     -----------     -----------     -----------     -----------
Total income from investment operations                 0.31            0.32            0.14            0.86            0.55
                                                ------------     -----------     -----------     -----------     -----------
Less dividends from net investment income              (0.38)          (0.38)          (0.34)          (0.43)          (0.50)
                                                ------------     -----------     -----------     -----------     -----------
Net asset value, end of period                  $       9.10     $      9.17     $      9.23     $      9.43     $      9.00
                                                ============     ===========     ===========     ===========     ===========
TOTAL RETURN+                                           3.46%           3.52%           1.49%           9.91%           6.29%

RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                                0.72%           0.70%(2)        0.76%(2)        1.00%(2)        1.07%(2)
Net investment income                                   3.52%           3.05%(2)        2.95%(2)        4.25%(2)        5.30%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands         $    783,193     $ 2,787,959     $ 3,461,241     $ 4,440,980     $ 4,025,297
Portfolio turnover rate                                  182%            212%            153%             85%             73%

----------
+    DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET
     ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1)  REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC
     EXPENSES.
(2)  IF THE DISTRIBUTOR HAD NOT REBATED A PORTION OF ITS FEES TO THE FUND, THE
     EXPENSE AND NET INVESTMENT INCOME RATIOS WOULD HAVE BEEN AS FOLLOWS:

                                       EXPENSE        NET INVESTMENT
                 PERIOD ENDED           RATIO          INCOME RATIO
                -----------------      -------        --------------

                DECEMBER 31, 2004        0.93%            2.82%
                DECEMBER 31, 2003        1.32             2.38
                DECEMBER 31, 2002        1.29             3.96
                DECEMBER 31, 2001        1.29             5.08

                        SEE NOTES TO FINANCIAL STATEMENTS

                                       23

                                                                             FOR THE YEAR ENDED DECEMBER 31
                                                     -----------------------------------------------------------------------------
                                                         2005            2004             2003            2002            2001
                                                     -------------   -------------   -------------   -------------   -------------

CLASS C SHARES

SELECTED PER SHARE DATA:
Net asset value, beginning of period                 $        9.23   $        9.29   $        9.49   $        9.07   $        9.02
                                                     -------------   -------------   -------------   -------------   -------------
Income (loss) from investment operations:
    Net investment income                                     0.27            0.20            0.21            0.38            0.46
    Net realized and unrealized gain (loss)                   0.00            0.06           (0.12)           0.45            0.07
                                                     -------------   -------------   -------------   -------------   -------------
Total income from investment operations                       0.27            0.26            0.09            0.83            0.53
                                                     -------------   -------------   -------------   -------------   -------------
Less dividends from net investment income                    (0.33)          (0.32)          (0.29)          (0.41)          (0.48)
                                                     -------------   -------------   -------------   -------------   -------------
Net asset value, end of period                       $        9.17   $        9.23   $        9.29   $        9.49   $        9.07
                                                     =============   =============   =============   =============   =============
TOTAL RETURN+                                                 2.87%           2.86%           0.93%           9.42%           6.03%

RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                                      1.33%           1.34%           1.32%           1.29%           1.29%
Net investment income                                         2.91%           2.41%           2.38%           3.96%           5.08%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands              $      68,513   $      80,342   $     105,392   $     129,515   $      63,646
Portfolio turnover rate                                        182%            212%            153%             85%             73%

----------
+    DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET
     ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1)  REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC
     EXPENSES.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                       24

                                                                             FOR THE YEAR ENDED DECEMBER 31
                                                     -----------------------------------------------------------------------------
                                                         2005            2004             2003            2002            2001
                                                     -------------   -------------   -------------   -------------   -------------

CLASS D SHARES

SELECTED PER SHARE DATA:
Net asset value, beginning of period                 $        9.16   $        9.22   $        9.42   $        8.99   $        8.95
                                                     -------------   -------------   -------------   -------------   -------------
Income (loss) from investment operations:
    Net investment income                                     0.32            0.26            0.28            0.45            0.53
    Net realized and unrealized gain (loss)                   0.00            0.07           (0.12)           0.46            0.06
                                                     -------------   -------------   -------------   -------------   -------------
Total income from investment operations                       0.32            0.33            0.16            0.91            0.59
                                                     -------------   -------------   -------------   -------------   -------------
Less dividends from net investment income                    (0.39)          (0.39)          (0.36)          (0.48)          (0.55)
                                                     -------------   -------------   -------------   -------------   -------------
Net asset value, end of period                       $        9.09   $        9.16   $        9.22   $        9.42   $        8.99
                                                     =============   =============   =============   =============   =============
TOTAL RETURN+                                                 3.59%           3.63%           1.67%          10.41%           6.85%

RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                                      0.62%           0.59%           0.57%           0.54%           0.54%
Net investment income                                         3.62%           3.16%           3.13%           4.71%           5.83%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands              $     189,425   $     224,169   $     308,984   $     309,109   $     138,669
Portfolio turnover rate                                        182%            212%            153%             85%             73%

----------
+    CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE
     PERIOD.
(1)  REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC
     EXPENSES.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                       25

MORGAN STANLEY U.S. GOVERNMENT SECURITIES TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
MORGAN STANLEY U.S. GOVERNMENT SECURITIES TRUST:

We have audited the accompanying statement of assets and liabilities of Morgan
Stanley U.S. Government Securities Trust (the "Fund"), including the portfolio of investments, as of December 31, 2005, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan
Stanley U.S. Government Securities Trust as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
NEW YORK, NEW YORK
FEBRUARY 17, 2006

                                       26

MORGAN STANLEY U.S. GOVERNMENT SECURITIES TRUST

TRUSTEE AND OFFICER INFORMATION

INDEPENDENT TRUSTEES:

                                                                                                NUMBER OF
                                                                                                PORTFOLIOS
                                             TERM OF                                             IN FUND
                             POSITION(S)    OFFICE AND                                           COMPLEX
 NAME, AGE AND ADDRESS OF     HELD WITH     LENGTH OF           PRINCIPAL OCCUPATION(S)          OVERSEEN     OTHER DIRECTORSHIPS
   INDEPENDENT TRUSTEE       REGISTRANT    TIME SERVED*          DURING PAST 5 YEARS**        BY TRUSTEE***     HELD BY TRUSTEE
-------------------------   ------------  -------------  -----------------------------------  -------------  ---------------------

Michael Bozic (64)          Trustee       Since          Private Investor; Director or        197            Director of various
c/o Kramer Levin Naftalis                 April 1994     Trustee of the Retail Funds (since                  business
& Frankel LLP                                            April 1994) and the Institutional                   organizations.
Counsel to the                                           Funds (since July 2003); formerly
Independent Trustees                                     Vice Chairman of Kmart Corporation
1177 Avenue of the                                       (December 1998-October 2000),
Americas                                                 Chairman and Chief Executive
New York, NY 10036                                       Officer of Levitz Furniture
                                                         Corporation (November 1995-November
                                                         1998) and President and Chief
                                                         Executive Officer of Hills
                                                         Department Stores (May 1991-July
                                                         1995); formerly variously Chairman,
                                                         Chief Executive Officer, President
                                                         and Chief Operating Officer
                                                         (1987-1991) of the Sears
                                                         Merchandise Group of Sears, Roebuck
                                                         & Co.

Edwin J. Garn (73)          Trustee       Since          Consultant; Director or Trustee of   197            Director of Franklin
1031 N. Chartwell Court                   January 1993   the Retail Funds (since January                     Covey (time
Salt Lake City, UT 84103                                 1993) and the Institutional Funds                   management systems),
                                                         (since July 2003); member of the                    BMW Bank of North
                                                         Utah Regional Advisory Board of                     America, Inc.
                                                         Pacific Corp. (utility company);                    (industrial loan
                                                         formerly Managing Director of                       corporation), Escrow
                                                         Summit Ventures LLC (2000-2004)                     Bank USA (industrial
                                                         (lobbying and consulting firm);                     loan corporation),
                                                         United States Senator (R-Utah)                      United Space Alliance
                                                         (1974-1992) and Chairman, Senate                    (joint venture
                                                         Banking Committee (1980-1986),                      between Lockheed
                                                         Mayor of Salt Lake City, Utah                       Martin and the Boeing
                                                         (1971-1974), Astronaut, Space                       Company) and Nuskin
                                                         Shuttle Discovery (April 12-19,                     Asia Pacific
                                                         1985), and Vice Chairman, Huntsman                  (multilevel
                                                         Corporation (chemical company).                     marketing); member of
                                                                                                             the board of various
                                                                                                             civic and charitable
                                                                                                             organizations.

Wayne E. Hedien (71)        Trustee       Since          Retired; Director or Trustee of the  197            Director of The PMI
c/o Kramer Levin Naftalis                 September 1997 Retail Funds (since September 1997)                 Group Inc. (private
& Frankel LLP                                            and the Institutional Funds (since                  mortgage insurance);
Counsel to the                                           July 2003); formerly associated                     Trustee and Vice
Independent Trustees                                     with the Allstate Companies                         Chairman of The Field
1177 Avenue of the                                       (1966-1994), most recently as                       Museum of Natural
Americas                                                 Chairman of The Allstate                            History; director of
New York, NY 10036                                       Corporation (March 1993-December                    various other
                                                         1994) and Chairman and Chief                        business and
                                                         Executive Officer of its                            charitable
                                                         wholly-owned subsidiary, Allstate                   organizations.
                                                         Insurance Company (July
                                                         1989-December 1994).

                                       27

                                                                                                NUMBER OF
                                                                                                PORTFOLIOS
                                             TERM OF                                             IN FUND
                             POSITION(S)    OFFICE AND                                           COMPLEX
 NAME, AGE AND ADDRESS OF     HELD WITH     LENGTH OF           PRINCIPAL OCCUPATION(S)          OVERSEEN     OTHER DIRECTORSHIPS
   INDEPENDENT TRUSTEE       REGISTRANT    TIME SERVED*          DURING PAST 5 YEARS**        BY TRUSTEE***     HELD BY TRUSTEE
-------------------------   ------------  -------------  -----------------------------------  -------------  ---------------------

Dr. Manuel H. Johnson       Trustee       Since          Senior Partner, Johnson Smick        197            Director of NVR, Inc.
(56)                                      July 1991      International, Inc., a consulting                   (home construction);
c/o Johnson Smick Group,                                 firm; Chairman of the Audit                         Director of KFX
Inc.                                                     Committee and Director or Trustee                   Energy; Director of
888 16th Street, NW                                      of the Retail Funds (since July                     RBS Greenwich Capital
Suite 740                                                1991) and the Institutional Funds                   Holdings (financial
Washington, D.C. 20006                                   (since July 2003); Co-Chairman and                  holding company).
                                                         a founder of the Group of Seven
                                                         Council (G7C), an international
                                                         economic commission; formerly Vice
                                                         Chairman of the Board of Governors
                                                         of the Federal Reserve System and
                                                         Assistant Secretary of the U.S.
                                                         Treasury.

Joseph J. Kearns (63)       Trustee       Since          President, Kearns & Associates LLC   198            Director of Electro
c/o Kearns & Associates                   July 2003      (investment consulting); Deputy                     Rent Corporation
LLC                                                      Chairman of the Audit Committee and                 (equipment leasing),
PMB754                                                   Director or Trustee of the Retail                   The Ford Family
23852 Pacific Coast                                      Funds (since July 2003) and the                     Foundation, and the
Highway                                                  Institutional Funds (since August                   UCLA Foundation.
Malibu, CA 90265                                         1994); previously Chairman of the
                                                         Audit Committee of the
                                                         Institutional Funds (October
                                                         2001-July 2003); formerly CFO of
                                                         the J. Paul Getty Trust.

Michael E. Nugent (69)      Trustee       Since          General Partner of Triumph Capital,  197            None.
c/o Triumph Capital, L.P.                 July 1991      L.P., a private investment
445 Park Avenue                                          partnership; Chairman of the
New York, NY 10022                                       Insurance Committee and Director or
                                                         Trustee of the Retail Funds (since
                                                         July 1991) and the Institutional
                                                         Funds (since July 2001); formerly
                                                         Vice President, Bankers Trust
                                                         Company and BT Capital Corporation
                                                         (1984-1988).

Fergus Reid (73)            Trustee       Since          Chairman of Lumelite Plastics        198            Trustee and Director
c/o Lumelite Plastics                     July 2003      Corporation; Chairman of the                        of certain investment
Corporation                                              Governance Committee and Director                   companies in the
85 Charles Colman Blvd.                                  or Trustee of the Retail Funds                      JPMorgan Funds
Pawling, NY 12564                                        (since July 2003) and the                           complex managed by
                                                         Institutional Funds (since June                     J.P. Morgan
                                                         1992).                                              Investment Management
                                                                                                             Inc.

                                       28

INTERESTED TRUSTEES

                                                                                                NUMBER OF
                                                                                                PORTFOLIOS
                                             TERM OF                                             IN FUND
                             POSITION(S)    OFFICE AND                                           COMPLEX
 NAME, AGE AND ADDRESS OF     HELD WITH     LENGTH OF           PRINCIPAL OCCUPATION(S)          OVERSEEN     OTHER DIRECTORSHIPS
   INTERESTED TRUSTEE        REGISTRANT    TIME SERVED*          DURING PAST 5 YEARS**        BY TRUSTEE***     HELD BY TRUSTEE
-------------------------   ------------  -------------  -----------------------------------  -------------  ---------------------

Charles A. Fiumefreddo      Chairman of   Since          Chairman and Director or Trustee of  197            None.
(72)                        the Board     July 1991      the Retail Funds (since July 1991)
c/o Morgan Stanley Trust    and Trustee                  and the Institutional Funds (since
Harborside Financial                                     July 2003); formerly Chief
Center,                                                  Executive Officer of the Retail
Plaza Two,                                               Funds (until September 2002).
Jersey City, NJ 07311

James F. Higgins (57)       Trustee       Since          Director or Trustee of the Retail    197            Director of AXA
c/o Morgan Stanley Trust                  June 2000      Funds (since June 2000) and the                     Financial, Inc. and
Harborside Financial                                     Institutional Funds (since July                     The Equitable Life
Center,                                                  2003); Senior Advisor of Morgan                     Assurance Society of
Plaza Two,                                               Stanley (since August 2000);                        the United States
Jersey City, NJ 07311                                    Director of the Distributor and                     (financial services).
                                                         Dean Witter Realty Inc.; previously
                                                         President and Chief Operating
                                                         Officer of the Private Client Group
                                                         of Morgan Stanley (May 1999-August
                                                         2000), and President and Chief
                                                         Operating Officer of Individual
                                                         Securities of Morgan Stanley
                                                         (February 1997-May 1999).

----------
  *  THIS IS THE EARLIEST DATE THE TRUSTEE BEGAN SERVING THE FUNDS ADVISED BY
     MORGAN STANLEY INVESTMENT ADVISORS INC. (THE "INVESTMENT ADVISER ") (THE
     "RETAIL FUNDS ").
 **  THE DATES REFERENCED BELOW INDICATING COMMENCEMENT OF SERVICES AS
     DIRECTOR/TRUSTEE FOR THE RETAIL FUNDS AND THE FUNDS ADVISED BY MORGAN
     STANLEY INVESTMENT MANAGEMENT INC. AND MORGAN STANLEY AIP GP LP (THE
     "INSTITUTIONAL FUNDS") REFLECT THE EARLIEST DATE THE DIRECTOR/TRUSTEE BEGAN
     SERVING THE RETAIL OR INSTITUTIONAL FUNDS, AS APPLICABLE.
***  THE FUND COMPLEX INCLUDES ALL OPEN-END AND CLOSED-END FUNDS (INCLUDING ALL
     OF THEIR PORTFOLIOS) ADVISED BY THE INVESTMENT ADVISER AND ANY FUNDS THAT
     HAVE AN INVESTMENT ADVISER THAT IS AN AFFILIATED PERSON OF THE INVESTMENT
     ADVISER (INCLUDING, BUT NOT LIMITED TO, MORGAN STANLEY INVESTMENT
     MANAGEMENT INC.).

                                       29

OFFICERS:

                                                             TERM OF
                                      POSITION(S)          OFFICE AND
  NAME, AGE AND ADDRESS OF             HELD WITH            LENGTH OF
     EXECUTIVE OFFICER                 REGISTRANT         TIME SERVED*         PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS**
---------------------------   -----------------------   -----------------   ---------------------------------------------------

Ronald E. Robison (66)        President and Principal   Since May 2003      President (since September 2005) and Principal
1221 Avenue of the Americas   Executive Officer                             Executive Officer of funds in the Fund Complex
New York, NY 10020                                                          (since May 2003); Managing Director of Morgan
                                                                            Stanley & Co. Incorporated and Morgan Stanley;
                                                                            Managing Director and Director of Morgan Stanley
                                                                            Investment Management Inc., Morgan Stanley
                                                                            Distribution Inc. and Morgan Stanley Distributors
                                                                            Inc.; Managing Director, Chief Administrative
                                                                            Officer and Director of Morgan Stanley Investment
                                                                            Advisors Inc. and Morgan Stanley Services Company
                                                                            Inc.; Chief Executive Officer and Director of
                                                                            Morgan Stanley Trust; Director of Morgan Stanley
                                                                            SICAV (since May 2004); President (since September
                                                                            2005) and Principal Executive Officer (since May
                                                                            2003) of the Van Kampen Funds; previously,
                                                                            Executive Vice President (July 2003-September 2005)
                                                                            of funds in the Fund Complex and the Van Kampen
                                                                            Funds. He was also previously President and
                                                                            Director of the Institutional Funds (March
                                                                            2001-July 2003), Chief Global Operations Officer of
                                                                            Morgan Stanley Investment Management Inc. and Chief
                                                                            Executive Officer and Chairman of Van Kampen
                                                                            Investor Services.

J. David Germany (51)         Vice President            Since               Managing Director and Chief Investment Officer -
25 Cabot Square,                                        February 2006       Global Fixed Income of Morgan Stanley Investment
Canary Wharf, London,                                                       Management Inc., Morgan Stanley Investment Advisors
United Kingdom E144QA                                                       Inc., and Van Kampen Asset Management. Managing
                                                                            Director and Director of Morgan Stanley Investment
                                                                            Management Ltd. Vice President (since February
                                                                            2006) of the Morgan Stanley Retail Funds and Morgan
                                                                            Stanley Institutional Funds.

Dennis F. Shea (52)           Vice President            Since February      Managing Director and Chief Investment Officer -
1221 Avenue of the Americas                             2006                Global Equity of Morgan Stanley Investment Advisors
New York, NY 10020                                                          Inc., Morgan Stanley Investment Management Inc. and
                                                                            Van Kampen Asset Management. Vice President (since
                                                                            February 2006) of the Morgan Stanley Retail Funds
                                                                            and Morgan Stanley Institutional Funds. Previously,
                                                                            Managing Director and Director of Global Equity
                                                                            Research at Morgan Stanley.

Barry Fink (50)               Vice President            Since February      General Counsel (since May 2000) and Managing
1221 Avenue of the Americas                             1997                Director (since December 2000) of Morgan Stanley
New York, NY 10020                                                          Investment Management; Managing Director (since
                                                                            December 2000) of the Investment Adviser and the
                                                                            Administrator; Vice President of the Retail Funds;
                                                                            Assistant Secretary of Morgan Stanley DW; Vice
                                                                            President of the Institutional Funds (since July
                                                                            2003); Managing Director, Secretary and Director of
                                                                            the Distributor; previously Secretary (February
                                                                            1997-July 2003) and General Counsel (February
                                                                            1997-April 2004) of the Retail Funds; previously
                                                                            Secretary (1997-2006) and Director (1997-2005) of
                                                                            the Investment Adviser and the Administrator; and
                                                                            Secretary and Director of the Distributor
                                                                            (1997-2005).

Amy R. Doberman (43)          Vice President            Since July 2004     Managing Director and General Counsel, U.S.
1221 Avenue of the Americas                                                 Investment Management; Managing Director (since
New York, NY 10020                                                          July 2004) and Secretary (since February 2006) of
                                                                            Morgan Stanley Investment Management Inc. and the
                                                                            Investment Adviser, Managing Director and Secretary
                                                                            of the Distributor (since February 2006); Managing
                                                                            Director (since February 2005) and Secretary (since
                                                                            February 2006) of the Administrator; Vice President
                                                                            of the Institutional and Retail Funds (since July
                                                                            2004); various positions with the Van Kampen Funds
                                                                            and certain of their service providers; previously,
                                                                            Managing Director and General Counsel - Americas,
                                                                            UBS Global Asset Management (July 2000-July 2004).

Carsten Otto (42)             Chief Compliance Officer  Since October       Managing Director and U.S. Director of Compliance
1221 Avenue of the Americas                             2004                for Morgan Stanley Investment Management Inc.
New York, NY 10020                                                          (since October 2004); Managing Director of the
                                                                            Investment Adviser and Morgan Stanley Investment
                                                                            Management Inc.; formerly Assistant Secretary and
                                                                            Assistant General Counsel of the Morgan Stanley
                                                                            Retail Funds.

                                       30

                                                             TERM OF
                                      POSITION(S)          OFFICE AND
  NAME, AGE AND ADDRESS OF             HELD WITH            LENGTH OF
     EXECUTIVE OFFICER                 REGISTRANT         TIME SERVED*         PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS**
---------------------------   -----------------------   -----------------   ---------------------------------------------------

Stefanie V. Chang (39)        Vice President            Since July 2003     Executive Director of Morgan Stanley & Co.
1221 Avenue of the Americas                                                 Incorporated, Morgan Stanley Investment Management
New York, NY 10020                                                          Inc. and the Investment Adviser; Vice President of
                                                                            the Institutional Funds (since December 1997) and
                                                                            the Retail Funds (since July 2003); various
                                                                            positions with the Van Kampen Funds; formerly
                                                                            practiced law with the New York law firm of Rogers
                                                                            & Wells (now Clifford Chance US LLP).

Francis J. Smith (40)         Treasurer and Chief       Treasurer since     Executive Director of the Investment Adviser and
c/o Morgan Stanley Trust      Financial Officer         July 2003 and       the Administration (since December 2001);
Harborside Financial                                    Chief Financial     previously, Vice President of the Retail Funds
Center,                                                 Officer since       (September 2002-July 2003); Vice President of the
Plaza Two,                                              September 2002      Investment Adviser and the Administrator (August
Jersey City, NJ 07311                                                       2000-November 2001).

Thomas F. Caloia (59)         Vice President            Since July 2003     Executive Director (since December 2002) and
c/o Morgan Stanley Trust                                                    Assistant Treasurer of the Investment Adviser, the
Harborside Financial                                                        Distributor and the Administrator; previously
Center,                                                                     Treasurer of the Retail Funds (April 1989-July
Plaza Two,                                                                  2003); formerly First Vice President of the
Jersey City, NJ 07311                                                       Investment Adviser, the Distributor and the
                                                                            Administrator.

Mary E. Mullin (38)           Secretary                 Since July 2003     Executive Director of Morgan Stanley & Co.
1221 Avenue of the Americas                                                 Incorporated, Morgan Stanley Investment Management
New York, NY 10020                                                          Inc. and the Investment Adviser; Secretary of the
                                                                            Institutional Funds (since June 1999) and the
                                                                            Retail Funds (since July 2003); formerly practiced
                                                                            law with the New York law firms of McDermott, Will
                                                                            & Emery and Skadden, Arps, Slate, Meagher & Flom
                                                                            LLP.

----------
 *   THIS IS THE EARLIEST DATE THE OFFICER BEGAN SERVING THE RETAIL FUNDS. EACH
     OFFICER SERVES AN INDEFINITE TERM, UNTIL HIS OR HER SUCCESSOR IS ELECTED.
**   THE DATES REFERENCED BELOW INDICATING COMMENCEMENT OF SERVICE AS AN OFFICER
     FOR THE RETAIL AND INSTITUTIONAL FUNDS REFLECT THE EARLIEST DATE THE
     OFFICER BEGAN SERVING THE RETAIL OR INSTITUTIONAL FUNDS, AS APPLICABLE.

                       2005 FEDERAL TAX NOTICE (UNAUDITED)

          Of the Fund's ordinary dividends paid during the fiscal year ended December 31, 2005, 67.58% was attributable to
          qualifying Federal obligations. Please consult your tax
          advisor to determine if any portion of the dividends you
          received is exempt from state income tax.

                                       31

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael E. Nugent
Fergus Reid

OFFICERS
Charles A. Fiumefreddo
CHAIRMAN OF THE BOARD

Ronald E. Robison
PRESIDENT and PRINCIPAL EXECUTIVE OFFICER

J. David Germany
VICE PRESIDENT

Dennis F. Shea
VICE PRESIDENT

Barry Fink
VICE PRESIDENT

Amy R. Doberman
VICE PRESIDENT

Carsten Otto
CHIEF COMPLIANCE OFFICER

Stefanie V. Chang
VICE PRESIDENT

Francis J. Smith
TREASURER and CHIEF FINANCIAL OFFICER

Thomas F. Caloia
VICE PRESIDENT

Mary E. Mullin
SECRETARY

TRANSFER AGENT
Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT ADVISER
Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

This report is submitted for the general information of the shareholders of the
Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of
Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the
Fund unless preceded or accompanied by an effective Prospectus. Read the
Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC.
Morgan Stanley Distributors Inc., member NASD.

(C) 2005 Morgan Stanley

[MORGAN STANLEY LOGO]

37965RPT-RA06-00115P-Y12/05

[GRAPHIC]

                                                            MORGAN STANLEY FUNDS

                                                                  MORGAN STANLEY
                                                                 U.S. GOVERNMENT
                                                                SECURITIES TRUST

                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2005

[MORGAN STANLEY LOGO]

Welcome, Shareholder:

In this report, you'll learn about how your investment in Morgan Stanley
Government Income Trust performed during the annual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the
Trust's financial statements and a list of Trust investments.

MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE
IS NO ASSURANCE THAT THE TRUST WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE TRUST
IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT MARKET VALUES OF
SECURITIES OWNED BY THE TRUST WILL DECLINE AND, THEREFORE, THE VALUE OF THE
TRUST'S SHARES MAY BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN
LOSE MONEY INVESTING IN THIS TRUST.

FUND REPORT

For the year ended September 30, 2006

MARKET CONDITIONS

Several events shaped fixed-income market trends during the 12-month review period. Energy prices rose sharply through 2005, though their rise failed to interrupt positive economic momentum. In fact, real GDP growth averaged near 4 percent for the calendar year.

The first months of 2006 provided few surprises in the bond market. The Federal
Open Market Committee (the "Fed") continued to raise the target federal funds rate by 25 basis points at each of its meetings during the first half of the year, bringing the rate to 5.25 percent at the end of June.

Also as expected, comments made by Fed members after their May and June meetings indicated that they would rely heavily on economic data in making future decisions concerning the direction of interest rates. Based on these comments, it appears that the Fed will be driven by the weight of the economic data more so now than perhaps at anytime over the past few years.

In the last months of the period, in response to widespread expectations of a pause in the Fed's tightening campaign, the U.S. bond market enjoyed the best run of positive returns since the Fed began its tightening cycle in 2004. In fact, despite negative returns in the first half of 2006, all fixed-income asset classes ended September with positive year-to-date returns. As anticipated, the
Fed did finally pause in August, ending a record two-year run of 17 consecutive rate increases. At its September meeting, the Fed again kept its target rate unchanged.

Due mainly to concerns about inflation and increased risk in the corporate market, the credit sector had trouble keeping pace with other fixed-income sectors. Within the investment-grade portion of the market, the financial sector outpaced both utilities and industrials, while industrials posted the highest returns within the below-investment-grade sector.

Agency and mortgage issues posted the highest returns of the government sectors while Treasuries underperformed due to their high sensitivity to fluctuating interest rates. Overall, across the government asset class, shorter-dated issues outperformed longer-dated issues. Early in the period, when yields were rising, higher-coupon mortgages performed well as mortgage prepayments slowed. In the last months of the period, however, lower-coupon mortgages outperformed in response to a decline in yields.

PERFORMANCE ANALYSIS

For the 12 month period ended September 30, 2006, the net asset value (NAV) of
Morgan Stanley Government Income Trust (GVT) decreased from $9.78 to $9.70 per share. Based on this change plus reinvestment of dividends totaling $0.42 per share, the Trust's total NAV return was 4.04 percent. GVT's value on the New
York Stock Exchange (NYSE) moved from $8.87 to $8.89 per share during the same period. Based on this change plus reinvestment of dividends, the Trust's total market return was 5.13 percent. GVT's NYSE market price was at a 8.35 percent discount to its NAV. Past performance is no guarantee of future results.

Monthly dividends for the fourth quarter of 2006, declared in September, were unchanged at $0.035 per share. The dividend reflects the current level of the
Trust's net investment income.

During the period, we kept the Trust's overall duration* relatively muted. This conservative posture was beneficial as interest rates rose across the market during the first nine months of the reporting year, but detracted from performance in the last quarter when rates sharply declined.

 2

The Trust's procedure for reinvesting all dividends and distributions in common shares is through purchases in the open market. This method helps support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

While an underweight to the agency sector of the portfolio detracted slightly from performance, a focus on higher-coupon mortgages with slow prepayments, and shorter-dated Treasuries contributed positively to overall returns.

----------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF
FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES
SHOWN. INVESTMENT RETURN, NET ASSET VALUE AND COMMON SHARE MARKET PRICE WILL
FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Trust in the future.

* A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising-interest-rate environments, while funds with longer durations perform better when rates decline.

   PORTFOLIO COMPOSITION**

   U.S. Government Agencies -- Mortgage Backed         34.2%
   U.S. Government Obligations                         33.8
   Short-Term Investments                              19.5
   U.S. Government Agencies -- Bonds & Notes            7.3
   U.S. Government Agencies -- CMOs                     4.9
   Foreign Government Obligation                        0.3

   LONG-TERM CREDIT ANALYSIS

   AAA                                               100%

** Does not include open long futures contracts with an underlying face amount of $36,481,689 with unrealized appreciation of $339,569 and open short futures contracts with an underlying face amount of $66,980,875 with unrealized depreciation of $221,377.

Data as of September 30, 2006. Subject to change daily. All percentages for portfolio composition are as a percentage of total investments and all percentages for long-term credit analysis are as a percentage of total long-term investments. These data are provided for informational purposes only and should not be deemed a recommendation to buy or sell the securities mentioned. Morgan
Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

                                                                               3

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

EACH MORGAN STANLEY TRUST PROVIDES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS IN
ITS SEMIANNUAL AND ANNUAL REPORTS WITHIN 60 DAYS OF THE END OF THE TRUST'S
SECOND AND FOURTH FISCAL QUARTERS. THE SEMIANNUAL REPORTS AND THE ANNUAL REPORTS
ARE FILED ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) ON
FORM N-CSRS AND FORM N-CSR, RESPECTIVELY. MORGAN STANLEY ALSO DELIVERS THE
SEMIANNUAL AND ANNUAL REPORTS TO TRUST SHAREHOLDERS AND MAKES THESE REPORTS
AVAILABLE ON ITS PUBLIC WEB SITE, WWW.MORGANSTANLEY.COM. EACH MORGAN STANLEY
TRUST ALSO FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR THE
TRUST'S FIRST AND THIRD FISCAL QUARTERS ON FORM N-Q. MORGAN STANLEY DOES NOT
DELIVER THE REPORTS FOR THE FIRST AND THIRD FISCAL QUARTERS TO SHAREHOLDERS, NOR
ARE THE REPORTS POSTED TO THE MORGAN STANLEY PUBLIC WEB SITE. YOU MAY, HOWEVER,
OBTAIN THE FORM N-Q FILINGS (AS WELL AS THE FORM N-CSR AND N-CSRS FILINGS) BY
ACCESSING THE SEC'S WEB SITE, HTTP://WWW.SEC.GOV. YOU MAY ALSO REVIEW AND COPY
THEM AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE
OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC
AT (800) SEC-0330. YOU CAN ALSO REQUEST COPIES OF THESE MATERIALS, UPON PAYMENT
OF A DUPLICATING FEE, BY ELECTRONIC REQUEST AT THE SEC'S E-MAIL ADDRESS
(PUBLICINFO@SEC.GOV) OR BY WRITING THE PUBLIC REFERENCE SECTION OF THE SEC,
WASHINGTON, DC 20549-0102.

4

INVESTMENT ADVISORY AGREEMENT APPROVAL

NATURE, EXTENT AND QUALITY OF SERVICES

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory
Agreement, including portfolio management, investment research and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Trust's
Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser's expense. (The Investment Adviser and the Administrator together are referred to as the "Adviser" and the Advisory and Administration Agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Trust. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the
Trust. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

PERFORMANCE RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS

On a regular basis, the Board reviews the performance of all funds in the Morgan
Stanley Fund Complex, including the Trust, compared to their peers, paying specific attention to the underperforming funds. In addition, the Board specifically reviewed the Trust's performance for the one-, three- and five-year periods ended November 30, 2005, as shown in a report provided by Lipper (the
"Lipper Report"), compared to the performance of comparable funds selected by
Lipper (the "performance peer group"). The Board also discussed with the Adviser the performance goals and the actual results achieved in managing the Trust. The
Board concluded that the Trust's performance was competitive with that of its performance peer group.

FEES RELATIVE TO OTHER PROPRIETARY FUNDS MANAGED BY THE ADVISER WITH COMPARABLE
INVESTMENT STRATEGIES

The Board noted that the Adviser did not manage any other proprietary funds with investment strategies comparable to those of the Trust.

                                                                               5

FEES AND EXPENSES RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS

The Board reviewed the advisory and administrative fee (together, the
"management fee") rate and total expense ratio of the Trust as compared to the average management fee rate and average total expense ratio for funds, selected by Lipper (the "expense peer group"), managed by other advisers with investment strategies comparable to those of the Trust, as shown in the Lipper Report. The
Board concluded that the Trust's management fee rate and total expense ratio were competitive with those of its expense peer group.

BREAKPOINTS AND ECONOMIES OF SCALE

The Board reviewed the structure of the Trust's management fee schedule under the Management Agreement and noted that it does not include any breakpoints. The
Board considered that the Trust is a closed-end fund and, therefore, that the
Trust's assets are not likely to grow with new sales or grow significantly as a result of capital appreciation. The Board concluded that economies of scale for the Trust were not a factor that needed to be considered at the present time.

PROFITABILITY OF THE ADVISER AND AFFILIATES

The Board considered information concerning the costs incurred and profits realized by the Adviser and affiliates during the last year from their relationship with the Trust and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the
Adviser and affiliates. Based on its review of the information it received, the
Board concluded that the profits earned by the Adviser and affiliates were not excessive in light of the advisory, administrative and other services provided to the Trust.

FALL-OUT BENEFITS

The Board considered so-called "fall-out benefits" derived by the Adviser and affiliates from their relationship with the Trust and the Morgan Stanley Fund
Complex, such as commissions on the purchase and sale of Trust shares and
"float" benefits derived from handling of checks for purchases and sales of
Trust shares, through a broker-dealer affiliate of the Adviser. The Board concluded that the commissions were competitive with those of other broker-dealers and the float benefits were relatively small.

SOFT DOLLAR BENEFITS

The Board considered whether the Adviser realizes any benefits from commissions paid to brokers who execute securities transactions for the Trust ("soft dollars"). The Board noted that the Trust invests only in fixed income securities, which do not generate soft dollars.

6

ADVISER FINANCIALLY SOUND AND FINANCIALLY CAPABLE OF MEETING THE TRUST'S NEEDS

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement.
The Board noted that the Adviser's operations remain profitable, although increased expenses in recent years have reduced the Adviser's profitability. The
Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

HISTORICAL RELATIONSHIP BETWEEN THE TRUST AND THE ADVISER

The Board also reviewed and considered the historical relationship between the
Trust and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Trust's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Trust to continue its relationship with the Adviser.

OTHER FACTORS AND CURRENT TRENDS

The Board considered the controls and procedures adopted and implemented by the
Adviser and monitored by the Trust's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Trust's business.

GENERAL CONCLUSION

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Trust and its shareholders to approve renewal of the Management Agreement for another year.

                                                                               7

Morgan Stanley Government Income Trust
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2006

PRINCIPAL                           DESCRIPTION
AMOUNT IN                               AND                               COUPON
THOUSANDS                          MATURITY DATE                           RATE         VALUE
-------------------------------------------------------------------------------------------------

            U.S. Government Obligations (35.5%)
            U.S. Treasury Bonds
$  5,000    02/15/29....................................................    5.25%   $  5,288,675
     500    08/15/27....................................................    6.375        600,391
   6,300    02/15/25....................................................    7.625      8,416,901
  27,200    08/15/21....................................................    8.125     36,656,270
   7,840    02/15/20....................................................    8.50      10,686,289
   7,240    08/15/20....................................................    8.75      10,106,026
            U.S. Treasury Notes
  15,000    05/15/07....................................................    3.125     14,833,605
   3,500    11/15/06....................................................    3.50       3,495,079
   7,980    02/15/13....................................................    3.875      7,667,352
   8,000    05/15/14....................................................    4.75       8,070,320
   4,000    06/30/11....................................................    5.125      4,089,532
                                                                                    ------------
            Total U.S. Government Obligations (Cost $105,797,044)................    109,910,440
                                                                                    ------------
            U.S. Government Agencies - Mortgage-Backed Securities (36.0%)
            Federal Home Loan Mortgage Corp. (4.9%)
   3,500    *...........................................................    4.50       3,271,406
   1,700    *...........................................................    5.50       1,698,938
   6,050    05/01/21 - 09/01/21.........................................    5.50       6,048,305
     566    07/01/28 - 02/01/33.........................................    6.50         578,597
   1,905    10/01/26 - 05/01/33.........................................    7.50       1,973,797
     273    11/01/23 - 02/01/31.........................................    8.00         287,149
     429    01/01/19 - 02/01/19.........................................    9.50         464,610
     558    10/01/09 - 08/01/20.........................................   10.00         614,310
     303    08/01/14 - 05/01/19.........................................   10.50         336,466
                                                                                    ------------
                                                                                      15,273,578
                                                                                    ------------
            Federal Home Loan Mortgage Corp. ARM (0.6%)
     599    07/01/34....................................................    3.518        588,432
   1,212    08/01/34....................................................    4.161      1,205,608
                                                                                    ------------
                                                                                       1,794,040
                                                                                    ------------
            Federal National Mortgage Assoc. (11.4%)
   1,800    01/01/08....................................................    3.92       1,776,821
   3,377    06/01/29 - 02/01/33.........................................    6.50       3,453,652
  10,412    10/01/13 - 10/01/35.........................................    7.00      10,720,578
  12,300    *...........................................................    7.00      12,633,063
   3,668    01/01/22 - 09/01/35.........................................    7.50       3,802,870
   2,255    12/01/21 - 02/01/32.........................................    8.00       2,384,092

8
                       See Notes to Financial Statements

Morgan Stanley Government Income Trust
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2006 continued

PRINCIPAL                           DESCRIPTION
AMOUNT IN                               AND                               COUPON
THOUSANDS                          MATURITY DATE                           RATE         VALUE
-------------------------------------------------------------------------------------------------

$    319    07/01/24 - 06/01/25.........................................    8.50%   $    342,938
      31    04/01/15 - 03/01/21.........................................    9.00          32,965
      85    09/01/19 - 01/01/21.........................................    9.50          92,764
                                                                                    ------------
                                                                                      35,239,743
                                                                                    ------------
            Federal National Mortgage Assoc. ARM (17.1%)
     636    07/01/34....................................................    3.604        635,516
     764    09/01/34....................................................    4.12         757,176
     795    10/01/34....................................................    4.126        801,352
   2,351    02/01/34....................................................    4.323      2,334,314
     648    10/01/34....................................................    4.378        646,595
   1,495    08/01/36....................................................    4.541      1,538,459
   8,335    01/01/35....................................................    4.732      8,502,436
     971    07/01/33....................................................    5.834        985,069
   5,804    01/01/36....................................................    6.417      6,002,548
   8,681    01/01/36 - 03/01/36.........................................    6.42       8,978,124
   3,213    03/01/36....................................................    6.479      3,323,110
   2,967    07/01/36....................................................    6.731      3,051,302
   3,013    05/01/36....................................................    6.905      3,118,862
   5,834    04/01/36....................................................    6.921      6,076,506
   3,796    04/01/36....................................................    6.939      3,928,640
   2,036    03/01/36....................................................    7.256      2,107,695
                                                                                    ------------
                                                                                      52,787,704
                                                                                    ------------
            Government National Mortgage Assoc. (1.7%)
   1,415    03/15/26 - 03/15/29.........................................    6.00       1,437,000
     596    06/15/28 - 08/15/29.........................................    6.50         613,143
     523    12/15/22 - 10/15/29.........................................    7.50         544,531
     742    06/15/16 - 01/15/30.........................................    8.00         783,071
   1,272    04/15/21 - 11/15/24.........................................    8.50       1,374,590
     415    06/15/17 - 02/15/25.........................................    9.00         448,569
      42    12/15/19 - 08/15/20.........................................    9.50          45,419
                                                                                    ------------
                                                                                       5,246,323
                                                                                    ------------
            Government National Mortgage Assoc. II (0.3%)
     717    03/20/26 - 05/20/29.........................................    6.50         735,634
      49    11/20/29....................................................    7.50          50,189
                                                                                    ------------
                                                                                         785,823
                                                                                    ------------
            Total U.S. Government Agencies - Mortgage-Backed Securities (Cost
            $110,433,114)........................................................    111,127,211
                                                                                    ------------

                                                                               9
                       See Notes to Financial Statements

Morgan Stanley Government Income Trust
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2006 continued

PRINCIPAL                           DESCRIPTION
AMOUNT IN                               AND                               COUPON
THOUSANDS                          MATURITY DATE                           RATE         VALUE
-------------------------------------------------------------------------------------------------

            U.S. Government Agencies - Bonds & Notes (7.7%)
            Federal Home Loan Bank,
$ 10,400    04/15/09....................................................    3.00%   $  9,945,114
            Federal Home Loan Mortgage Corp.
   7,550    09/15/09....................................................    6.625      7,898,485
            Federal National Mortgage Assoc.
   1,350    06/15/10....................................................    7.125      1,451,638
   1,550    01/15/10....................................................    7.25       1,660,177
            Tennessee Valley Authority
   2,235    05/01/30....................................................    7.125      2,836,743
                                                                                    ------------
            Total U.S. Government Agencies - Bonds & Notes (Cost $23,998,852)....     23,792,157
                                                                                    ------------
            U.S. Government Agencies - Collateralized Mortgage Obligations (5.2%)
            Federal Home Loan Mortgage Corp.
   1,299    2778 FV 03/15/34............................................    5.93+      1,304,553
   1,800    Whole Loan 2005 - S001 2A2 09/25/45.........................    5.48+      1,807,153
            Federal National Mortgage Assoc.
   1,802    2002 - 77 FH 12/18/32.......................................    5.73+      1,819,387
   3,738    2006-5 2A1 11/25/28.........................................    5.38+      3,742,229
   2,905    2006-28 1A1 03/25/36........................................    5.44+      2,904,558
  33,865    2006-28 1P IO 03/25/36......................................   0.901+        873,078
   1,340    Grantor Trust 2004 - T5 A11 05/28/35........................    5.59+      1,343,697
     302    Grantor Trust 2004 - T5 A13 05/28/35........................    5.60+        302,455
   1,852    Whole Loan 2005 - W2 A1 05/25/35............................    5.53+      1,859,357
                                                                                    ------------
            Total U.S. Government Agencies - Collateralized Mortgage Obligations
            (Cost $15,937,227)...................................................     15,956,467
                                                                                    ------------
            Foreign Government Obligation (0.3%)
MXN 8,300   Mexican Fixed Rate Bond (Series M20) (Mexico) 12/05/24 (Cost
              $758,453)                                                    10.00         861,532
                                                                                    ------------
NUMBER OF
CONTRACTS
---------
            Put Option Purchased (0.0%)
     187    90 day Euro $
            June/2007 @ $94.25 (Cost $63,800)                                             15,428
                                                                                    ------------

10
                       See Notes to Financial Statements

Morgan Stanley Government Income Trust
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2006 continued

PRINCIPAL                           DESCRIPTION
AMOUNT IN                               AND                               COUPON
THOUSANDS                          MATURITY DATE                           RATE         VALUE
-------------------------------------------------------------------------------------------------

            Short-Term Investments (20.5%)
            U.S. Government Obligation (a) (0.2%)
$    800    U.S. Treasury Bill 01/11/07** (Cost $788,463)...............    5.09%   $    788,576
                                                                                    ------------
            Repurchase Agreement (20.3%)
  62,732    Joint repurchase agreement account due 10/02/06 (dated
              09/29/06; proceeds $62,759,837) (b) (Cost $62,732,000)....    5.325     62,732,000
                                                                                    ------------
            Total Short-Term Investments (Cost $63,520,463).............              63,520,576
                                                                                    ------------
            Total Investments (Cost $320,508,953) (c)(d)................  105.2%     325,183,811

            Liabilities in Excess of Other Assets.......................   (5.2)     (15,982,893)
                                                                          -----     ------------
            Net Assets..................................................  100.0%    $309,200,918
                                                                          =====     ============

---------------------

    ARM  Adjustable Rate Mortgage.
    IO   Interest Only Security.
    MXN  Mexican New Peso.
     *   Security purchased on a forward commitment basis with an
         approximate principal amount and no definite maturity date;
         the actual principal amount and maturity date will be
         determined upon settlement.
    **   A portion of this security has been physically segregated in connection with open futures contracts in the amount equal to $54,935.
     +   Floating rate security, rate shown is the rate in effect at
         September 30, 2006.
    (a)  Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market
         equivalent yield.
    (b)  Collateralized by federal agency and U.S. Treasury
         obligations.
    (c)  Securities have been designated as collateral in an amount equal to $120,448,269 in connection with securities
         purchased on a forward commitment basis and open futures
         contracts.
    (d)  The aggregate cost for federal income tax purposes is
         $325,897,288. The aggregate gross unrealized appreciation is
         $1,158,947 and the aggregate gross unrealized depreciation is $1,872,424, resulting in net unrealized depreciation of
         $713,477.

                                                                              11
                       See Notes to Financial Statements

Morgan Stanley Government Income Trust
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2006 continued

FUTURES CONTRACTS OPEN AT SEPTEMBER 30, 2006:

                            DESCRIPTION,            UNDERLYING      UNREALIZED
NUMBER OF   LONG/          DELIVERY MONTH          FACE AMOUNT     APPRECIATION
CONTRACTS   SHORT             AND YEAR               AT VALUE     (DEPRECIATION)
--------------------------------------------------------------------------------

   252       Long   U.S. Treasury Notes 5 Year,
                      December 2006                $26,589,939      $ 182,061
    88       Long   U.S. Treasury Bonds 30 Year,
                      December 2006                  9,891,750        157,508
    54              U.S. Treasury Notes 10 Year,
            Short     December 2006                 (5,835,375)       (42,180)
   299              U.S. Treasury Notes 2 Year,
            Short     December 2006                (61,145,500)      (179,197)
                                                                    ---------
                    Net Unrealized Appreciation................     $ 118,192
                                                                    =========

12
                       See Notes to Financial Statements

Morgan Stanley Government Income Trust
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
September 30, 2006

Assets:
Investments in securities, at value
  (cost $320,508,953) (including a repurchase agreement of
  $62,732,000)..............................................  $325,183,811
Receivable for:
    Investments sold........................................     2,212,800
    Interest................................................     1,921,218
    Principal paydowns......................................       123,893
    Variation margin........................................         3,330
Prepaid expenses and other assets...........................        19,370
                                                              ------------
    Total Assets............................................   329,464,422
                                                              ------------
Liabilities:
Payable for:
    Investments purchased...................................    19,812,922
    Investment advisory fee.................................       158,308
    Shares of beneficial interest repurchased...............        91,819
    Administration fee......................................        24,355
    Transfer agent fee......................................         8,305
Accrued expenses and other payables.........................       167,795
                                                              ------------
    Total Liabilities.......................................    20,263,504
                                                              ------------
    Net Assets..............................................  $309,200,918
                                                              ============
Composition of Net Assets:
Paid-in-capital.............................................  $315,651,104
Net unrealized appreciation.................................     4,793,005
Dividends in excess of net investment income................    (1,949,171)
Accumulated net realized loss...............................    (9,294,020)
                                                              ------------
    Net Assets..............................................  $309,200,918
                                                              ============
Net Asset Value Per Share
31,880,656 shares outstanding (unlimited shares authorized
of $.01 par value)..........................................         $9.70
                                                              ============

                                                                              13
                       See Notes to Financial Statements

Morgan Stanley Government Income Trust
FINANCIAL STATEMENTS continued

Statement of Operations
For the year ended September 30, 2006

Net Investment Income:
Interest Income.............................................  $14,435,464
                                                              -----------
Expenses
Investment advisory fee.....................................    1,624,520
Administration fee..........................................      249,926
Custodian fees..............................................       86,187
Professional fees...........................................       76,812
Transfer agent fees and expenses............................       63,644
Shareholder reports and notices.............................       51,823
Trustees' fees and expenses.................................       11,539
Registration fees...........................................          125
Other.......................................................       64,772
                                                              -----------
    Total Expenses..........................................    2,229,348
Less: expense offset........................................         (293)
                                                              -----------
    Net Expenses............................................    2,229,055
                                                              -----------
    Net Investment Income...................................   12,206,409
                                                              -----------
Net Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments.................................................   (1,391,971)
Futures contracts...........................................    1,819,839
Options contracts...........................................       11,378
                                                              -----------
    Net Realized Gain.......................................      439,246
                                                              -----------
Net Change in Unrealized Appreciation/Depreciation on:
Investments.................................................   (2,087,672)
Futures contracts...........................................     (473,913)
Options contracts...........................................      (48,372)
Translation of other assets and liabilities denominated in
  foreign currencies........................................          (45)
                                                              -----------
    Net Depreciation........................................   (2,610,002)
                                                              -----------
    Net Loss................................................   (2,170,756)
                                                              -----------
Net Increase................................................  $10,035,653
                                                              ===========

14
                       See Notes to Financial Statements

Morgan Stanley Government Income Trust
FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets

                                                                 FOR THE YEAR         FOR THE YEAR
                                                                    ENDED                ENDED
                                                              SEPTEMBER 30, 2006   SEPTEMBER 30, 2005
                                                              ------------------   ------------------

Increase (Decrease) in Net Assets:
Operations:
Net investment income.......................................     $ 12,206,409         $ 11,194,383
Net realized gain...........................................          439,246            1,511,695
Net change in unrealized appreciation/depreciation..........       (2,610,002)          (1,908,269)
                                                                 ------------         ------------
    Net Increase............................................       10,035,653           10,797,809
                                                                 ------------         ------------
Dividends and Distributions to Shareholders from:
Net investment income.......................................      (13,611,300)         (13,457,225)
Net realized gain...........................................        --                    (589,000)
                                                                 ------------         ------------
    Total Dividends and Distributions.......................      (13,611,300)         (14,046,225)
                                                                 ------------         ------------

Decrease from transactions in shares of beneficial
  interest..................................................       (8,696,921)          (9,992,155)
                                                                 ------------         ------------
    Net Decrease............................................      (12,272,568)         (13,240,571)
Net Assets:
Beginning of period.........................................      321,473,486          334,714,057
                                                                 ------------         ------------
End of Period
(Including dividends in excess of net investment income of
$1,949,171 and $1,472,753, respectively)....................     $309,200,918         $321,473,486
                                                                 ============         ============

                                                                              15
                       See Notes to Financial Statements

Morgan Stanley Government Income Trust
NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2006

1. Organization and Accounting Policies

Morgan Stanley Government Income Trust (the "Trust"), is registered under the
Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's primary investment objective is to provide as high a level of current income as is consistent with prudent investment and as a secondary objective, capital appreciation. The Trust commenced operations on February 29, 1988.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) certain portfolio securities may be valued by an outside pricing service approved by the Trust's Trustees; (2) portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price; (3)
futures are valued at the latest price published by the commodities exchange on which they trade; (4) when market quotations are not readily available including circumstances under which Morgan Stanley Investment Advisors Inc. (the
"Investment Adviser") determines that the market quotations are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trust's Trustees; (5) listed options are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they are valued at the mean between their latest bid and asked price; and (6) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method.
Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Repurchase Agreements -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the Trust, along with other affiliated entities managed by the Investment Adviser, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, U.S. Treasury or federal agency obligations. The Trust may also invest directly with institutions in repurchase agreements. The Trust's custodian receives the collateral, which is marked-

16

Morgan Stanley Government Income Trust
NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2006 continued

to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. Options -- When the Trust writes a call or put option, an amount equal to the premium received is included in the Trust's Statement of Assets and Liabilities as a liability which is subsequently marked-to-market to reflect the current market value of the option written. If a written option either expires or the
Trust enters into a closing purchase transaction, the Trust realizes a gain or loss without regard to any unrealized gain or loss on the underlying security or currency and the liability related to such option is extinguished. If a written call option is exercised, the Trust realizes a gain or loss from the sale of the underlying security and/or currency and the proceeds from such sale are increased by the premium originally received.

When the Trust purchases a call or put option, the premium paid is recorded as an investment and is subsequently marked-to-market to reflect the current market value. If a purchased option expires, the Trust will realize a loss to the extent of the premium paid. If the Trust enters into a closing sale transaction, a gain or loss is realized for the difference between the proceeds from the sale and the cost of the option. If a put option is exercised, the cost of the security or currency sold upon exercise will be increased by the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid.

E. Foreign Currency Translation and Forward Foreign Currency Contracts -- The
books and records of the Trust are maintained in U.S. dollars as follows: (1)
the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2)
purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Trust does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gain or loss. The Trust records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

F. Futures Contracts -- A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon

                                                                              17

Morgan Stanley Government Income Trust
NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2006 continued

entering into such a contract, the Trust is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange.
Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract.
Such receipts or payments known as variation margin are recorded by the Trust as unrealized gains and losses. Upon closing of the contract, the Trust realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

G. Federal Income Tax Policy -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

H. Dividends and Distributions to Shareholders -- Dividends and distributions to shareholders are recorded on the ex-dividend date.

I. Use of Estimates -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures.
Actual results could differ from those estimates.

2. Investment Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement, the Trust pays the Investment
Adviser an advisory fee, accrued weekly and payable monthly, by applying the annual rate of 0.52% to the Trust's weekly net assets.

Pursuant to an Administration Agreement with Morgan Stanley Services Company
Inc. (the "Administrator"), an affiliate of the Investment Adviser, the Trust pays an administration fee, accrued weekly and payable monthly, by applying the annual rate of 0.08% to the Trust's weekly net assets.

3. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales/prepayments of portfolio securities, excluding short-term investments, for the year ended September 30,
2006 aggregated $350,508,872 and $385,688,369, respectively.

Morgan Stanley Trust, an affiliate of the Investment Adviser and Administrator, is the Trust's transfer agent.

The Trust has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Trust who will have served as independent
Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and

18

Morgan Stanley Government Income Trust
NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2006 continued

compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July
31, 2003. Aggregate pension costs for the year ended September 30, 2006 included in Trustees' fees and expenses in the Statement of Operations amounted to
$7,508. At September 30, 2006, the Trust had an accrued pension liability of
$64,163 which is included in accrued expenses in the Statement of Assets and
Liabilities.

The Trust has an unfunded Deferred Compensation Plan (the "Compensation Plan")
which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible
Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan.
Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Trust.

4. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                           PAR VALUE    EXCESS OF
                                                                SHARES     OF SHARES    PAR VALUE
                                                              ----------   ---------   ------------

Balance, September 30, 2004.................................  33,993,474   $339,934    $334,000,246
Treasury shares purchased and retired (weighted average
  discount 8.965%)*.........................................  (1,118,618)   (11,186)     (9,980,969)
                                                              ----------   --------    ------------
Balance, September 30, 2005.................................  32,874,856    328,748     324,019,277
Treasury shares purchased and retired (weighted average
  discount 9.039%)*.........................................    (994,200)    (9,942)     (8,686,979)
                                                              ----------   --------    ------------
Balance, September 30, 2006.................................  31,880,656   $318,806    $315,332,298
                                                              ==========   ========    ============

---------------------
   * The Trustees have voted to retire the shares purchased.

5. Dividends

On September 26, 2006, the Trust declared the following dividends from net investment income:

   AMOUNT         RECORD             PAYABLE
  PER SHARE        DATE                DATE
  ---------  -----------------  ------------------

   $0.035     October 6, 2006    October 20, 2006
   $0.035    November 3, 2006   November 17, 2006
   $0.035    December 8, 2006   December 22, 2006

                                                                              19

Morgan Stanley Government Income Trust
NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2006 continued

6. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.
These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

The tax character of distributions paid was as follows:

                                                                 FOR THE YEAR         FOR THE YEAR
                                                                    ENDED                ENDED
                                                              SEPTEMBER 30, 2006   SEPTEMBER 30, 2005
                                                              ------------------   ------------------

Ordinary income.............................................     $13,611,300          $14,046,225
                                                                 ===========          ===========

As of September 30, 2006, the tax-basis components of accumulated losses were as follows:

Undistributed ordinary income...............................     $ 1,439,633
Undistributed long-term gains...............................        --
                                                                 -----------
Net accumulated earnings....................................       1,439,633
Capital loss carryforward*..................................      (5,124,550)
Post-October losses.........................................      (2,035,317)
Temporary differences.......................................         (64,802)
Net unrealized depreciation.................................        (665,150)
                                                                 -----------
Total accumulated losses....................................     $(6,450,186)
                                                                 ===========

* As of September 30, 2006, the Trust had a net capital loss carryforward of
$5,124,550 of which $883,796 will expire on September 30, 2013 and $4,240,754 will expire on September 30, 2014 to offset future capital gains to the extent provided by regulations.

As of September 30, 2006, the Trust had temporary book/tax differences primarily attributable to post-October losses (capital losses incurred after October 31 within the taxable year which are deemed to arise on the first business day of the Trust's next taxable year), book amortization of premiums on debt securities and deferred losses on straddles and permanent book/tax differences attributable to losses on paydowns and tax adjustments on debt securities sold by the Trust.
To reflect reclassifications arising from the permanent differences, accumulated net realized loss was charged and dividends in excess of net investment income was credited $928,473.

20

Morgan Stanley Government Income Trust
NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2006 continued

7. Expense Offset

The expense offset represents a reduction of the fees and expenses for interest earned on the cash balances maintained by the Trust with the transfer agent and custodian.

8. Purposes of and Risks Relating to Certain Financial Instruments

For hedging and investment purposes, the Trust may engage in transactions in listed and over-the-counter options and interest rate futures or in the case of forward contracts, to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities ("derivative instruments").

These derivative instruments involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Trust bears the risk of an unfavorable change in the value of underlying securities or currencies. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

9. New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation 48, Accounting for Uncertainty in Income Taxes -- an
interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Trust will adopt FIN 48 during 2007 and the impact to the Trust's financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No.
157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Trust's financial statement disclosures.

10. Subsequent Event -- Trust Merger

On October 31, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization ("Reorganization") whereby the assets of the Trust would be combined with those of Morgan Stanley U.S. Government Securities Trust
("Government Securities") in exchange for Class D shares of Government
Securities. The Reorganization is subject to the approval of the Trust's shareholders at a meeting scheduled to be held on or about March 6, 2007. If approved, shareholders of the Trust will become Class D shareholders of
Government Securities equal to the value of their holdings in the Trust.

                                                                              21

Morgan Stanley Government Income Trust
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                        FOR THE YEAR ENDED SEPTEMBER 30
                                                     ---------------------------------------------------------------------
                                                       2006           2005           2004           2003           2002
                                                     ---------      ---------      ---------      ---------      ---------

Selected Per Share Data:
Net asset value, beginning of period...............     $9.78          $9.85          $9.96         $10.09         $ 9.74
                                                        -----          -----          -----         ------         ------
Income (loss) from investment operations:
    Net investment income*.........................      0.38           0.33           0.29           0.30           0.26(1)
    Net realized and unrealized gain (loss)........     (0.07)         (0.01)          0.00          (0.04)          0.55(1)
                                                        -----          -----          -----         ------         ------
Total income from investment operations............      0.31           0.32           0.29           0.26           0.81
                                                        -----          -----          -----         ------         ------
Less dividends and distributions from:
    Net investment income..........................     (0.42)         (0.40)         (0.41)         (0.43)         (0.49)
    Net realized gain..............................        --          (0.02)         (0.02)            --             --
                                                        -----          -----          -----         ------         ------
Total dividends and distributions..................     (0.42)         (0.42)         (0.43)         (0.43)         (0.49)
                                                        -----          -----          -----         ------         ------
Anti-dilutive effect of acquiring treasury
 shares*...........................................      0.03           0.03           0.03           0.04           0.03
                                                        -----          -----          -----         ------         ------
Net asset value, end of period.....................     $9.70          $9.78          $9.85         $ 9.96         $10.09
                                                        =====          =====          =====         ======         ======
Market value, end of period........................     $8.89          $8.87          $8.97         $ 8.96         $ 9.29
                                                        =====          =====          =====         ======         ======
Total Return+......................................      5.13%          3.63%          5.02%          1.13%          7.67%
Ratios to Average Net Assets:
Total expenses (before expense offset).............      0.72%          0.72%          0.72%          0.71%          0.69%
Net investment income..............................      3.92%          3.40%          2.98%          3.04%          2.71%(1)
Supplemental Data:
Net assets, end of period, in thousands............  $309,201       $321,473       $334,714       $350,472       $372,840
Portfolio turnover rate............................       119%           139%           258%           312%           122%

---------------------

     *   The per share amounts were computed using an average number of shares outstanding during the period.
     +   Total return is based upon the current market value on the last day of each period reported. Dividends and
         distributions are assumed to be reinvested at the prices
         obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.
    (1)  Effective October 1, 2002, the Trust has adopted the
         provisions of the AICPA Audit and Accounting Guide for
         Investment Companies, as revised, related to premiums and
         discounts on debt securities. The effect of this change for the year ended September 30, 2002 was to decrease net
         investment income and increase net realized and unrealized gain by $0.22; and decrease the ratio of net investment
         income to average net assets by 2.28%.

22
                       See Notes to Financial Statements

Morgan Stanley Government Income Trust
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Morgan Stanley Government Income Trust:

We have audited the accompanying statement of assets and liabilities of Morgan
Stanley Government Income Trust (the "Trust"), including the portfolio of investments, as of September 30, 2006, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan
Stanley Government Income Trust as of September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
November 21, 2006

                                                                              23

Morgan Stanley Government Income Trust
REVISED INVESTMENT POLICY (UNAUDITED)

Asset-Backed Securities -- The Trust may invest up to 20% of its assets in asset-backed securities ("ABS") rated by one or more nationally recognized statistical rating agencies ("NRSROs") in the highest rating category at the time of purchase (e.g., AAA by Standard & Poor's or Fitch or Aaa by Moody's);
ABS are securities secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt. Credit support for ABS may be based on the underlying assets and/or provided by a third party through credit enhancements. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over-
collateralization.

ABS are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of ABS raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the ABS. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities.
ABS entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holders. There may be a limited secondary market for certain of the ABS in which the Trust invests.

Investment Grade Securities -- The Trust may invest up to 10% of its assets in investment-grade non-U.S. Government securities. Investment grade securities are fixed income securities that are (a) rated by one or more NRSROs in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by Standard & Poor's or Fitch or Aaa, Aa, A or Baa by Moody's); (b) guaranteed by a private issuer; or (c) considered by the Investment Adviser to be investment grade quality. Securities rated BBB or Baa represent the lowest of four levels of investment grade securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. Securities rated A or higher are considered to be "high grade". The Trust is permitted to hold investment grade securities or "high grade" securities,

24

Morgan Stanley Government Income Trust
REVISED INVESTMENT POLICY (UNAUDITED) continued

and may hold unrated securities if the Investment Adviser considers the risks involved in owning that security to be equivalent to the risks involved in holding an investment grade security or "high grade" security, respectively. The
Investment Adviser may retain securities if their ratings fall below investment grade if it deems retention of the security to be in the best interests of the
Trust.

Non-Agency Mortgage Securities -- The Trust may invest up to 20% of its assets in privately issued mortgage-related securities and mortgage-backed securities not directly guaranteed by instrumentalities of the U.S. government (including privately issued collateralized mortgage obligations and REMICs) (collectively,
"Private Pass-Throughs") and/or in privately issued certificates representing stripped U.S. government or mortgage-related securities.

The Trust may invest in Private Pass-Throughs only if such Private Pass-Throughs are rated at the time of purchase in the two highest grades by a NRSRO or if unrated, are considered by the Trust's investment adviser to be of comparable quality. The collateral underlying such Private Pass-Throughs may consist of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or other types of collateral such as cash or real estate.

The Trust may invest in the principal only or interest only components of U.S.
government securities. Certain agencies or instrumentalities of the U.S.
government and a number of banks and brokerage firms separate ("strip") the principal portions from the coupon portions of the U.S. Treasury bonds and notes and sell them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are often held by a bank in a custodial or trust account). Such custodial receipts or certificates of private issuers are not considered by the Trust to be U.S. government securities. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Special tax considerations are associated with investing in principal only securities.

Stripped mortgage-related securities (hereinafter referred to as "Stripped
Mortgage Securities") are derivative multiclass mortgage securities. Stripped
Mortgage Securities may be issued by agencies or instrumentalities of the U.S.
government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped
Mortgage Securities usually are structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of Stripped Mortgage Securities will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the

                                                                              25

Morgan Stanley Government Income Trust
REVISED INVESTMENT POLICY (UNAUDITED) continued

other class will receive all of the principal (the principal-only or "PO"
class). The yield to maturity with an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Trust may fail to fully recoup its initial investment in these securities even if the security is rated the highest quality by a NRSRO. Holders of PO securities are not entitled to any periodic payments of interest prior to maturity.
Accordingly, such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Special tax considerations are associated with investing in principal only securities. Such securities may involve greater risk than securities issued directly by the U.S. Government, its agencies or instrumentalities.

Although the market for stripped securities is increasingly liquid, certain of such securities may not be readily marketable and will be considered illiquid for purposes of the Trust's limitation on investments in illiquid securities.
The Trust follows established guidelines and standards for determining whether a particular stripped security is liquid. Generally, such a security may be deemed liquid if it can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the net asset value per share. Stripped Mortgage Securities, other than government-issued IO and PO securities backed by fixed-rate mortgages, are presently considered by the staff of the SEC to be illiquid securities and thus subject to the Trust's limitation on investment in illiquid securities.

Cross Hedging -- The Trust may also enter into cross currency hedges, which involve the sale of one currency against the positive exposure to a different currency. Cross currency hedges may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. There is an additional risk to the extent that these transactions create exposure to currencies in which the Trust's securities are not denominated.

26

Morgan Stanley Government Income Trust
TRUSTEE AND OFFICER INFORMATION

Independent Trustees:

                                                                                                        Number of
                                                                                                      Portfolios in
                                                                                                      Fund Complex
                                         Position(s)  Term of Office                                   Overseen by
       Name, Age and Address of           Held with   and Length of   Principal Occupation(s) During   Independent
          Independent Trustee            Registrant    Time Served*            Past 5 Years             Trustee**
---------------------------------------  -----------  --------------  ------------------------------  -------------

Frank L. Bowman (61)                     Trustee      Since August    President and Chief Executive        161
c/o Kramer Levin Naftalis & Frankel LLP               2006            Officer of the Nuclear Energy
Counsel to the Independent Trustees                                   Institute (policy
1177 Avenue of the Americas                                           organization) (since February
New York, NY 10036                                                    2005); Director or Trustee of
                                                                      various Retail and
                                                                      Institutional Funds (since
                                                                      August 2006) formerly
                                                                      variously, Admiral in the U.S.
                                                                      Navy, Director of Naval
                                                                      Nuclear Propulsion Program and
                                                                      Deputy Administrator-Naval
                                                                      Reactors in the National
                                                                      Nuclear Security
                                                                      Administration at the U.S.
                                                                      Department of Energy
                                                                      (1996-2004). Honorary Knight
                                                                      Commander of the Most
                                                                      Excellent Order of the British
                                                                      Empire.

Michael Bozic (65)                       Trustee      Since April     Private investor; Chairperson        175
c/o Kramer Levin Naftalis & Frankel LLP               1994            of the Valuation, Insurance
Counsel to the Independent Trustees                                   and Compliance Committee
1177 Avenue of the Americas                                           (since October 2006); Director
New York, NY 10036                                                    or Trustee of the Retail Funds
                                                                      (since April 1994) and the
                                                                      Institutional Funds (since
                                                                      July 2003); formerly
                                                                      Chairperson of the Insurance
                                                                      Committee (July 2006-September
                                                                      2006); Vice Chairman of Kmart
                                                                      Corporation (December 1998-
                                                                      October 2000), Chairman and
                                                                      Chief Executive Officer of
                                                                      Levitz Furniture Corporation
                                                                      (November 1995-November 1998)
                                                                      and President and Chief
                                                                      Executive Officer of Hills
                                                                      Department Stores (May
                                                                      1991-July 1995); variously
                                                                      Chairman, Chief Executive
                                                                      Officer, President and Chief
                                                                      Operating Officer (1987-1991)
                                                                      of the Sears Merchandise Group
                                                                      of Sears, Roebuck & Co.

       Name, Age and Address of           Other Directorships Held by
          Independent Trustee                 Independent Trustee
---------------------------------------  ------------------------------

Frank L. Bowman (61)                     Director of the National
c/o Kramer Levin Naftalis & Frankel LLP  Energy Foundation, the U.S.
Counsel to the Independent Trustees      Energy Association, the
1177 Avenue of the Americas              American Council for Capital
New York, NY 10036                       Formation and the Armed
                                         Services YMCA of the USA.

Michael Bozic (65)                       Director of various business
c/o Kramer Levin Naftalis & Frankel LLP  organizations.
Counsel to the Independent Trustees
1177 Avenue of the Americas
New York, NY 10036

                                                                              27

Morgan Stanley Government Income Trust
TRUSTEE AND OFFICER INFORMATION continued

                                                                                                        Number of
                                                                                                      Portfolios in
                                                                                                      Fund Complex
                                         Position(s)  Term of Office                                   Overseen by
       Name, Age and Address of           Held with   and Length of   Principal Occupation(s) During   Independent
          Independent Trustee            Registrant    Time Served*            Past 5 Years             Trustee**
---------------------------------------  -----------  --------------  ------------------------------  -------------

Kathleen A. Dennis (53)                  Trustee      Since August    President, Cedarwood                 161
c/o Kramer Levin Naftalis & Frankel LLP               2006            Associates (mutual fund
Counsel to the Independent Trustees                                   consulting) (since July 2006);
1177 Avenue of the Americas                                           Chairperson of the Closed-End,
New York, NY 10036                                                    Money Market and Alternatives
                                                                      Sub-Committee of the
                                                                      Investment Committee (since
                                                                      October 2006) and Director or
                                                                      Trustee of various Retail and
                                                                      Institutional Funds (since
                                                                      August 2006); formerly, Senior
                                                                      Managing Director of Victory
                                                                      Capital Management
                                                                      (1993-2006).

Edwin J. Garn (73)                       Trustee      Since January   Consultant; Director or              175
1031 N. Chartwell Court                               1993            Trustee of the Retail Funds
Salt Lake City, UT 84103                                              (since January 1993) and the
                                                                      Institutional Funds (since
                                                                      July 2003); Member of the Utah
                                                                      Regional Advisory Board of
                                                                      Pacific Corp. (utility
                                                                      company); formerly Managing
                                                                      Director of Summit Ventures
                                                                      LLC (lobbying and consulting
                                                                      firm) (2000-2004); United
                                                                      States Senator (R-Utah)
                                                                      (1974-1992) and Chairman,
                                                                      Senate Banking Committee
                                                                      (1980-1986), Mayor of Salt
                                                                      Lake City, Utah (1971-1974),
                                                                      Astronaut, Space Shuttle
                                                                      Discovery (April 12-19, 1985),
                                                                      and Vice Chairman, Huntsman
                                                                      Corporation (chemical
                                                                      company).

Wayne E. Hedien (72)                     Trustee      Since           Retired; Director or Trustee         175
c/o Kramer Levin Naftalis & Frankel LLP               September 1997  of the Retail Funds; (Since
Counsel to the Independent Trustees                                   September 1997) and the
1177 Avenue of the Americas                                           Institutional Funds (since
New York, NY 10036                                                    July 2003); formerly
                                                                      associated with the Allstate
                                                                      Companies (1966-1994), most
                                                                      recently as Chairman of The
                                                                      Allstate Corporation (March
                                                                      1993-December 1994) and
                                                                      Chairman and Chief Executive
                                                                      Officer of its wholly-owned
                                                                      subsidiary, Allstate Insurance
                                                                      Company (July 1989-December
                                                                      1994).

       Name, Age and Address of           Other Directorships Held by
          Independent Trustee                 Independent Trustee
---------------------------------------  ------------------------------

Kathleen A. Dennis (53)                  None.
c/o Kramer Levin Naftalis & Frankel LLP
Counsel to the Independent Trustees
1177 Avenue of the Americas
New York, NY 10036

Edwin J. Garn (73)                       Director of Franklin Covey
1031 N. Chartwell Court                  (time management systems), BMW
Salt Lake City, UT 84103                 Bank of North America, Inc.
                                         (industrial loan corporation),
                                         Escrow Bank USA (industrial
                                         loan corporation); United
                                         Space Alliance (joint venture
                                         between Lockheed Martin and
                                         the Boeing Company) and Nuskin
                                         Asia Pacific (multilevel
                                         marketing); member of the
                                         board of various civic and
                                         charitable organizations.

Wayne E. Hedien (72)                     Director of The PMI Group Inc.
c/o Kramer Levin Naftalis & Frankel LLP  (private mortgage insurance);
Counsel to the Independent Trustees      Trustee and Vice Chairman of
1177 Avenue of the Americas              The Field Museum of Natural
New York, NY 10036                       History; director of various
                                         other business and charitable
                                         organizations.

28

Morgan Stanley Government Income Trust
TRUSTEE AND OFFICER INFORMATION continued

                                                                                                        Number of
                                                                                                      Portfolios in
                                                                                                      Fund Complex
                                         Position(s)  Term of Office                                   Overseen by
       Name, Age and Address of           Held with   and Length of   Principal Occupation(s) During   Independent
          Independent Trustee            Registrant    Time Served*            Past 5 Years             Trustee**
---------------------------------------  -----------  --------------  ------------------------------  -------------

Dr. Manuel H. Johnson (57)               Trustee      Since July      Senior Partner, Johnson Smick        175
c/o Johnson Smick Group, Inc.                         1991            International, Inc.,
888 16th Street, N.W.                                                 (consulting firm); Chairperson
Suite 740                                                             of the Investment Committee
Washington, D.C. 20006                                                (since October 2006) and
                                                                      Director or Trustee of the
                                                                      Retail Funds (since July 1991)
                                                                      and the Institutional Funds
                                                                      (since July 2003); Co-Chairman
                                                                      and a founder of the Group of
                                                                      Seven Council (G7C), an
                                                                      international economic
                                                                      commission; formerly Chairman
                                                                      of the Audit Committee (July
                                                                      1991-September 2006); Vice
                                                                      Chairman of the Board of
                                                                      Governors of the Federal
                                                                      Reserve System and Assistant
                                                                      Secretary of the U.S.
                                                                      Treasury.

Joseph J. Kearns (64)                    Trustee      Since July      President, Kearns & Associates       176
c/o Kearns & Associates LLC                           2003            LLC (investment consulting);
PMB754                                                                Chairperson of the Audit
23852 Pacific Coast Highway                                           Committee (since October 2006)
Malibu, CA 90265                                                      and Director or Trustee of the
                                                                      Retail Funds (since July 2003)
                                                                      and the Institutional Funds
                                                                      (since August 1994); formerly
                                                                      Deputy Chairperson of the
                                                                      Audit Committee (July 2003-
                                                                      September 2006) and
                                                                      Chairperson of the Audit
                                                                      Committee of the Institutional
                                                                      Funds (October 2001-July
                                                                      2003); formerly CFO of the J.
                                                                      Paul Getty Trust.

       Name, Age and Address of           Other Directorships Held by
          Independent Trustee                 Independent Trustee
---------------------------------------  ------------------------------

Dr. Manuel H. Johnson (57)               Director of NVR, Inc. (home
c/o Johnson Smick Group, Inc.            construction); Director of KFX
888 16th Street, N.W.                    Energy; Director of RBS
Suite 740                                Greenwich Capital Holdings
Washington, D.C. 20006                   (financial holding company).

Joseph J. Kearns (64)                    Director of Electro Rent
c/o Kearns & Associates LLC              Corporation (equipment
PMB754                                   leasing), The Ford Family
23852 Pacific Coast Highway              Foundation, and the UCLA
Malibu, CA 90265                         Foundation.

                                                                              29

Morgan Stanley Government Income Trust
TRUSTEE AND OFFICER INFORMATION continued

                                                                                                        Number of
                                                                                                      Portfolios in
                                                                                                      Fund Complex
                                         Position(s)  Term of Office                                   Overseen by
       Name, Age and Address of           Held with   and Length of   Principal Occupation(s) During   Independent
          Independent Trustee            Registrant    Time Served*            Past 5 Years             Trustee**
---------------------------------------  -----------  --------------  ------------------------------  -------------

Michael F. Klein (47)                    Trustee      Since August    Chief Operating Officer and          161
c/o Kramer Levin Naftalis & Frankel LLP               2006            Managing Director, Aetos
Counsel to the Independent Trustees                                   Capital, LLC (since March
1177 Avenue of the Americas                                           2000); Chairman of the
New York, NY 10036                                                    Fixed-Income Sub-Committee of
                                                                      the Investment Committee
                                                                      (since October 2006) and
                                                                      Director or Trustee (since
                                                                      August 2006) of various Retail
                                                                      and Institutional Funds;
                                                                      formerly Managing Director,
                                                                      Morgan Stanley & Co. Inc. and
                                                                      Morgan Stanley Dean Witter
                                                                      Investment Management,
                                                                      President, Morgan Stanley
                                                                      Institutional Funds (June
                                                                      1998-March 2000) and
                                                                      Principal, Morgan Stanley &
                                                                      Co. Inc. and Morgan Stanley
                                                                      Dean Witter Investment
                                                                      Management (August
                                                                      1997-December 1999).

Michael E. Nugent (70)                   Chairman of  Chairman of     General Partner of Triumph           175
c/o Triumph Capital, L.P.                the Board    the Board       Capital, L.P., a private
445 Park Avenue                          and Trustee  since July      investment partnership;
New York, NY 10022                                    2006 and        Chairman of the Board of the
                                                      Trustee since   Retail Funds and Institutional
                                                      July 1991       Funds (since July 2006) and
                                                                      Director or Trustee of the
                                                                      Retail Funds (since July 1991)
                                                                      and the Institutional Funds
                                                                      (since July 2001); formerly
                                                                      Chairman of the Insurance
                                                                      Committee (until July 2006);
                                                                      Vice President, Bankers Trust
                                                                      Company and BT Capital
                                                                      Corporation (1984-1988).

W. Allen Reed (59)                       Trustee      Since August    Chairperson of the Equity Sub-       161
c/o Kramer Levin Naftalis & Frankel LLP               2006            Commitee of the Investment
Counsel to the Independent Trustees                                   Committee (since October 2006)
1177 Avenue of the Americas                                           and Director or Trustee (since
New York, NY 10036                                                    August 2006) of various Retail
                                                                      and Institutional Funds.
                                                                      President and CEO of General
                                                                      Motors Asset Management;
                                                                      Chairman and Chief Executive
                                                                      Officer of the GM Trust Bank
                                                                      and Corporate Vice President
                                                                      of General Motors Corporation
                                                                      (August 1994-December 2005).

       Name, Age and Address of           Other Directorships Held by
          Independent Trustee                 Independent Trustee
---------------------------------------  ------------------------------

Michael F. Klein (47)                    Director of certain investment
c/o Kramer Levin Naftalis & Frankel LLP  funds managed or sponsored by
Counsel to the Independent Trustees      Aetos Capital LLC.
1177 Avenue of the Americas
New York, NY 10036
Michael E. Nugent (70)                   None.
c/o Triumph Capital, L.P.
445 Park Avenue
New York, NY 10022

W. Allen Reed (59)                       Director of GMAC (financial
c/o Kramer Levin Naftalis & Frankel LLP  services), GMAC Insurance
Counsel to the Independent Trustees      Holdings and Temple-Inland
1177 Avenue of the Americas              Industries (Packaging, Banking
New York, NY 10036                       and Forrest Products); member
                                         of the Board of Executives of
                                         the Morgan Stanley Capital
                                         International Editorial Board;
                                         Director of Legg Mason and
                                         Director of various investment
                                         fund advisory boards.

30

Morgan Stanley Government Income Trust
TRUSTEE AND OFFICER INFORMATION continued

                                                                                                        Number of
                                                                                                      Portfolios in
                                                                                                      Fund Complex
                                         Position(s)  Term of Office                                   Overseen by
       Name, Age and Address of           Held with   and Length of   Principal Occupation(s) During   Independent
          Independent Trustee            Registrant    Time Served*            Past 5 Years             Trustee**
---------------------------------------  -----------  --------------  ------------------------------  -------------

Fergus Reid (74)                         Trustee      Since July      Chairman of Lumelite Plastics        176
c/o Lumelite Plastics Corporation                     2003            Corporation; Chairperson of
85 Charles Colman Blvd.                                               the Governance Committee and
Pawling, NY 12564                                                     Director or Trustee of the
                                                                      Retail Funds (since July 2003)
                                                                      and the Institutional Funds
                                                                      (since June 1992).

       Name, Age and Address of           Other Directorships Held by
          Independent Trustee                 Independent Trustee
---------------------------------------  ------------------------------

Fergus Reid (74)                         Trustee and Director of
c/o Lumelite Plastics Corporation        certain investment companies
85 Charles Colman Blvd.                  in the JPMorgan Funds complex
Pawling, NY 12564                        managed by J.P. Morgan
                                         Investment Management Inc.

                                                                              31

Morgan Stanley Government Income Trust
TRUSTEE AND OFFICER INFORMATION continued

Interested Trustee:

                                                                                                      Number of
                                                                                                    Portfolios in
                                                                                                    Fund Complex
                                       Position(s)  Term of Office                                   Overseen by
      Name, Age and Address of          Held with   and Length of   Principal Occupation(s) During   Interested
         Interested Trustee            Registrant    Time Served*            Past 5 Years             Trustee**
-------------------------------------  -----------  --------------  ------------------------------  -------------

James F. Higgins (58)                  Trustee      Since June      Director or Trustee of the           175
c/o Morgan Stanley Trust                            2000            Retail Funds (since June 2000)
Harborside Financial Center                                         and the Institutional Funds
Plaza Two                                                           (since July 2003); Senior
Jersey City, NJ 07311                                               Advisor of Morgan Stanley
                                                                    (since August 2000).

      Name, Age and Address of          Other Directorships Held by
         Interested Trustee                  Interested Trustee
-------------------------------------  ------------------------------

James F. Higgins (58)                  Director of AXA Financial,
c/o Morgan Stanley Trust               Inc. and The Equitable Life
Harborside Financial Center            Assurance Society of the
Plaza Two                              United States (financial
Jersey City, NJ 07311                  services).

---------------------

  * This is the earliest date the Trustee began serving the funds advised by
    Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") (the
    "Retail Funds") or the funds advised by Morgan Stanley Investment Management
    Inc. and Morgan Stanley AIP GP LP (the "Institutional Funds").
 ** The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment
    Adviser (including, but not limited to, Morgan Stanley Investment Management
    Inc.) as of October 2, 2006.

Morgan Stanley Government Income Trust
TRUSTEE AND OFFICER INFORMATION continued

Executive Officers:

                                                   Term of
                                 Position(s)      Office and
  Name, Age and Address of        Held with       Length of
      Executive Officer          Registrant      Time Served*           Principal Occupation(s) During Past 5 Years
-----------------------------  ---------------  --------------  ------------------------------------------------------------

Ronald E. Robison (67)         President and    President       President (since September 2005) and Principal Executive
1221 Avenue of the Americas    Principal        since           Officer (since May 2003) of funds in the Fund Complex;
New York, NY 10020             Executive        September 2005  President (since September 2005) and Principal Executive
                               Officer          and Principal   Officer (since May 2003) of the Van Kampen Funds; Managing
                                                Executive       Director, Director and/or Officer of the Investment Adviser
                                                Officer since   and various entities affiliated with the Investment Adviser;
                                                May 2003        Director of Morgan Stanley SICAV (since May 2004). Formerly,
                                                                Executive Vice President (July 2003 to September 2005) of
                                                                funds in the Fund Complex and the Van Kampen Funds;
                                                                President and Director of the Institutional Funds (March
                                                                2001 to July 2003); Chief Global Operating Officer of Morgan
                                                                Stanley Investment Management Inc.; Chief Administrative
                                                                Officer of Morgan Stanley Investment Advisors Inc.; Chief
                                                                Administrative Officer of Morgan Stanley Services Company
                                                                Inc.

J. David Germany (52)          Vice President   Since February  Managing Director and (since December 2005) Chief Investment
Morgan Stanley Investment                       2006            Officer -- Global Fixed Income of Morgan Stanley Investment
Management Ltd.                                                 Management; Managing Director and Director of Morgan Stanley
25 Cabot Square                                                 Investment Management Limited; Vice President of the Retail
Canary Wharf, London                                            and Institutional Funds (since February 2006).
United Kingdom E144QA

Dennis F. Shea (53)            Vice President   Since February  Managing Director and (since February 2006) Chief Investment
1221 Avenue of the Americas                     2006            Officer -- Global Equity of Morgan Stanley Investment
New York, NY 10020                                              Management; Vice President of the Retail and Institutional
                                                                Funds (since February 2006). Formerly, Managing Director and
                                                                Director of Global Equity Research at Morgan Stanley.

Barry Fink (51)                Vice President   Since February  Managing Director and General Counsel of Morgan Stanley
1221 Avenue of the Americas                     1997            Investment Management; Managing Director of the Investment
New York, NY 10020                                              Adviser and various entities affiliated with the Investment
                                                                Adviser; Vice President of the Retail Funds and (since July
                                                                2003) the Institutional Funds. Formerly, Secretary, General
                                                                Counsel and/or Director of the Investment Adviser and
                                                                various entities affiliated with the Investment Adviser;
                                                                Secretary and General Counsel of the Retail Funds.

Amy R. Doberman (44)           Vice President   Since July      Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                     2004            Management of Morgan Stanley Investment Management (since
New York, NY 10020                                              July 2004); Vice President of the Retail Funds and the
                                                                Institutional Funds (since July 2004); Vice President of the
                                                                Van Kampen Funds (since August 2004); Secretary (since
                                                                February 2006) and Managing Director (since July 2004) of
                                                                the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly, Managing Director and
                                                                General Counsel -- Americas, UBS Global Asset Management
                                                                (July 2000 to July 2004).

Carsten Otto (42)              Chief            Since October   Managing Director and U.S. Director of Compliance for Morgan
1221 Avenue of the Americas    Compliance       2004            Stanley Investment Management (since October 2004); Managing
New York, NY 10020             Officer                          Director and Chief Compliance Officer of Morgan Stanley
                                                                Investment Management. Formerly, Assistant Secretary and
                                                                Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (39)      Vice President   Since December  Executive Director of the Investment Adviser and various
1221 Avenue of the Americas                     1997            entities affiliated with the Investment Adviser; Vice
New York, NY 10020                                              President of the Retail Funds (since July 2002) and the
                                                                Institutional Funds (since December 1997). Formerly,
                                                                Secretary of various entities affiliated with the Investment
                                                                Adviser.

                                                                              33

Morgan Stanley Government Income Trust
TRUSTEE AND OFFICER INFORMATION continued

                                                   Term of
                                 Position(s)      Office and
  Name, Age and Address of        Held with       Length of
      Executive Officer          Registrant      Time Served*           Principal Occupation(s) During Past 5 Years
-----------------------------  ---------------  --------------  ------------------------------------------------------------

Francis J. Smith (41)          Treasurer and    Treasurer       Executive Director of the Investment Adviser and various
c/o Morgan Stanley Trust       Chief Financial  since July      entities affiliated with the Investment Adviser; Treasurer
Harborside Financial Center    Officer          2003 and Chief  and Chief Financial Officer of the Retail Funds (since July
Plaza Two                                       Financial       2003). Formerly, Vice President of the Retail Funds
Jersey City, NJ 07311                           Officer since   (September 2002 to July 2003).
                                                September 2002

Mary E. Mullin (39)            Secretary        Since June      Executive Director of the Investment Adviser and various
1221 Avenue of the Americas                     1999            entities affiliated with the Investment Adviser; Secretary
New York, NY 10020                                              of the Retail Funds (since July 2003) and the Institutional
                                                                Funds (since June 1999).

---------------------

* This is the earliest date the Officer began serving the Retail Funds or the
  Institutional Funds.

In accordance with Section 303A.12(a) of the New York Stock Exchange Listed
Company Manual, the Trust's Annual CEO Certification certifying as to compliance with NYSE's Corporate Governance Listing Standards was submitted to the Exchange on January 9, 2006.

The Trust's Principal Executive Officer and Principal Financial Officer
Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Trust's N-CSR and are available on the Securities and Exchange
Commission's Web site at http://www.sec.gov.

                      2006 FEDERAL TAX NOTICE (UNAUDITED)

         Of the Trust's ordinary dividends paid during the fiscal year ended September 30, 2006, 43.72% was attributable to
         qualifying Federal obligations. Please consult your tax
         advisor to determine if any portion of the dividends you
         received is exempt from state income tax.

                      (This Page Intentionally Left Blank)

TRUSTEES

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

OFFICERS

Michael E. Nugent
Chairman of the Board

Ronald E. Robison
President and Principal Executive Officer

J. David Germany
Vice President

Dennis F. Shea
Vice President

Barry Fink
Vice President

Amy R. Doberman
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Mary E. Mullin
Secretary

TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT ADVISER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020
Investments and services offered through Morgan Stanley DW Inc., member SIPC.

(c) 2006 Morgan Stanley

[MORGAN STANLEY LOGO]

MORGAN STANLEY FUNDS

Morgan Stanley
Government Income
Trust

Annual Report
September 30, 2006

[MORGAN STANLEY LOGO]

GVTRPT-RA06-01028P-Y09/06

MORGAN STANLEY US. GOVERNMENT SECURITIES TRUST
PART B
STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information relates to the shares of Morgan Stanley U.S. Government Securities Trust (‘‘Government Securities’’) to be issued pursuant to an Agreement and Plan of Reorganization, dated December 1, 2006, between Government Securities and Morgan Stanley Government Income Trust (‘‘Government Income’’) in connection with the acquisition by Government Securities of substantially all of the assets and the assumption of substantially all of the liabilities of Government Income. This Statement of Additional Information does not constitute a prospectus. This Statement of Additional Information does not include all information that a shareholder should consider before voting on the proposals contained in the Proxy Statement and Prospectus, and, therefore, should be read in conjunction with the related Proxy Statement and Prospectus, dated [December 27], 2006. A copy of the Proxy Statement and Prospectus may be obtained without charge by mailing a written request to Morgan Stanley U.S. Government Securities Trust, c/o Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, NJ 07311 or by calling (800) 869-NEWS (TOLL-FREE). Please retain this document for future reference.

The date of this Statement of Additional Information is [December 27], 2006.

INTRODUCTION

This Statement of Additional Information is intended to supplement the information provided in the Proxy Statement and Prospectus dated [December 27], 2006 (the ‘‘Proxy Statement and Prospectus’’). The Proxy Statement and Prospectus has been sent to Government Income’s shareholders in connection with the solicitation of proxies by the Board of Trustees of Government Income to be voted at the Special Meeting of Shareholders of Government Income to be held on March 6, 2007. This Statement of Additional Information incorporates by reference the Statement of Additional Information of Government Securities dated April 28, 2006, as supplemented, the Annual Report of Government Securities for the fiscal year ended December 31, 2005, the Semi-Annual Report for Government Securities for the period ended June 30, 2006 and the Annual Report of Government Income for the fiscal year ended September 30, 2006.

ADDITIONAL INFORMATION ABOUT GOVERNMENT SECURITIES

Fund History

For additional information about Government Securities’ history, see ‘‘Fund History’’ in Government Securities’ Statement of Additional Information.

Investment Objective, Policies and Risks

For additional information about Government Securities’ investment objective, policies and risks, see ‘‘Description of the Fund and Its Investments and Risks’’ in Government Securities’ Statement of Additional Information.

Portfolio Holdings

For additional information about Government Securities’ policies and procedures with respect to the disclosure of Government Securities’ portfolio securities to any person, see ‘‘Description of the Fund and Its Investments and Risks — Disclosure of Portfolio Holdings’’ in Government Securities’ Statement of Additional Information.

Management

For additional information about the Board of Trustees, officers and management personnel of Government Securities, see ‘‘Management of the Fund’’ and ‘‘Investment Advisory and Other Services’’ in Government Securities’ Statement of Additional Information.

Investment Advisory and Other Services

For additional information about Government Securities’ investment adviser, Government Securities’ independent registered public accounting firm and other services provided to Government Securities, see ‘‘Investment Advisory and Other Services’’ in Government Securities’ Statement of Additional Information.

Codes of Ethics

For additional information about the Codes of Ethics adopted by Government Securities, Government Securities’ investment adviser and Government Securities’ distributor, see ‘‘Investment Advisory and Other Services — Codes of Ethics’’ in Government Securities’ Statement of Additional Information.

Proxy Voting Policies

For additional information about the voting of proxies held by Government Securities, see ‘‘Investment Advisory and Other Services — Proxy Voting Policy and Proxy Voting Record’’ in Government Securities’ Statement of Additional Information.

Portfolio Managers

For additional information about the portfolio managers primarily responsible for the day-to-day management of Government Securities, their compensation structure and their holdings in Government Securities, see ‘‘Investment Advisory and Other Services — Fund Management’’ in Government Securities’ Statement of Additional Information.

Portfolio Transactions and Brokerage

For additional information about brokerage allocation practices, see ‘‘Brokerage Allocation and Other Practices’’ in Government Securities’ Statement of Additional Information.

Description of Fund Shares

For additional information about the voting rights and other characteristics of the shares of Government Securities, see ‘‘Capital Stock and Other Securities’’ in Government Securities’ Statement of Additional Information.

Purchase, Redemption and Pricing of Shares

For additional information about the purchase and redemption of Government Securities’ shares and the determination of net asset value, see ‘‘Purchase, Redemption and Pricing of Shares’’ in Government Securities’ Statement of Additional Information.

Dividends, Distributions and Tax Status

For additional information about Government Securities’ policies regarding dividends and distributions and tax matters affecting Government Securities and its shareholders, see ‘‘Taxation of the Fund and Shareholders’’ in Government Securities’ Statement of Additional Information.

Distribution of Shares

For additional information about Government Securities’ distributor and the distribution agreement between Government Securities and its distributor, see ‘‘Investment Advisory and Other Services’’ and ‘‘Underwriters’’ in Government Securities’ Statement of Additional Information.

Performance Data

For additional information about Government Securities’ performance, see ‘‘Performance Data’’ in Government Securities’ Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT GOVERNMENT INCOME

Fund History

Government Income was organized on November 20, 1987 pursuant to a Declaration of Trust in the State of Massachusetts.

Investment Objectives and Policies

The investment objective of Government Income is to earn as high a level of current income as is consistent with prudent investment and, as a secondary objective, capital appreciation. Government Income will seek to achieve its objective by investing at least 80% of its net assets in U.S. Government securities. This objective is a fundamental policy of Government Income and may not be changed without the approval of its shareholders. There is no assurance that this objective will be achieved.

The U.S. Government securities in which Government Income may invest include:

(1) U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are direct obligations of the U.S. Government and, as such, are backed by the ‘‘full faith and credit’’ of the United States.

(2) Securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing such obligations are the Federal Housing Administration, the Government National Mortgage Association, the Department of Housing and Urban Development, the Export-Import Bank, the Farmers Home Administration, the General Services Administration, the Maritime Administration and the Small Business Administration. The maturities of such obligations range from three months to thirty years.

(3) Securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. Among the agencies and instrumentalities issuing such obligations are the Tennessee Valley Authority, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the U.S. Postal Service.

(4) Securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but which are backed by the credit of the issuing agency or instrumentality. Among the agencies and instrumentalities issuing such obligations are the Federal Farm Credit System and the Federal Home Loan Banks.

Investment Restrictions

The investment restrictions listed below are among the restrictions that have been adopted by Government Income as fundamental policies. Under the Investment Company Act of 1940, as amended (the ‘‘Investment Company Act’’), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of Government Income, as defined in the Investment Company Act. Such a majority is defined as the lessor of (a) 67% of the shares present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares of Government Income are present or represented by proxy, or (b) more than 50% of the outstanding shares of Government Income.

Government Income may not:

1.    Invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, U.S. Government, its agencies or instrumentalities).

2.    Purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.

3.    Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation of the U.S. Government, its agencies or instrumentalities.

4.    Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

5.    Invest for the purpose of exercising control or management of any other issuer.

6.    Invest in securities of any issuer if, to the knowledge of Government Income, any officer or trustee of Government Income or of the Investment Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

7.    Borrow money, except that Government Income may borrow from a bank for temporary or emergency purposes, for the repurchase of it shares or for investment purposes provided that immediately after such borrowing the amount borrowed does not exceed 25% of Government Income’s total assets, within the limits set forth in the Investment Company Act.

8.    Enter into reverse repurchase agreements in an amount exceeding 10% of Government Income’s total assets. The use of reverse repurchase agreements is subject to the limitations set forth in Restriction 7.

9.    Make loans of money or securities except: (a) by the purchase of publicly distributed debt obligations in which Government Income may invest consistent with its investment objectives and policies; (b) by Investment in repurchase or reverse repurchase agreements; or (c) by lending its portfolio securities.

10.    Issue senior securities as defined in the Investment Company Act, except insofar as Government Income may be deemed to have issued a senior security by reason of: (a) entering into any reverse repurchase agreement; (b) borrowing money; or (c) purchasing any securities on a when-issued, delayed delivery or forward commitment basis.

11.    Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings effected within the limitations set forth in Restriction 8.

12.    Sell securities short or maintain a short position.

13.    Purchase securities on margin (but Government Income may obtain short-term loans as are necessary for the clearance of transactions).

14.    Purchase or sell real estate or interests therein, although Government Income may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

15.    Purchase oil, gas or other mineral leases, rights or royalty contracts, or exploration or development programs, except that Government Income may invest in the securities of companies which operate, invest in, or sponsor such programs.

16.    Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

17.    Purchase or sell commodities or commodities contracts.

18.    Engage in the underwriting of securities, except insofar as Government Income may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

As regards the foregoing investment restrictions, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.

Portfolio Holdings

For additional information about Government Income’s policies and procedures with respect to the disclosure of Government Income’s portfolio securities to any person, see ‘‘For More Information About Portfolio Holdings’’ in Government Income’s Annual Report for its fiscal year ended September 30, 2006.

Management

For each Trustee, the dollar range of equity securities beneﬁcially owned by the Trustee in Government Income and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by Morgan Stanley Investment Advisors Inc. (the ‘‘Investment Adviser’’), Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2005, is shown on the following chart.

Name of Trustee	Dollar Range of Equity Securities in Government Income (As of December 31, 2005)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies (As of December 31, 2005)
Independent
Frank L. Bowman(1)	None	None
Michael Bozic	None	None
Kathleen A. Dennis(1)	None	None
Edwin J. Garn	None	$10,001 - $50,000
Wayne E. Hedien	None	None
Dr. Manuel H. Johnson	None	None
Joseph J. Kearns(2)	None	None
Michael F. Klein(1)	None	None
Michael E. Nugent	None	None
W. Allen Reed(1)	None	None
Fergus Reid(2)	None	None
Interested
James F. Higgins	None	None

(1)	Ms. Dennis and Messrs. Bowman, Klein and Reed did not serve as Trustees of Government Income during the calendar year ended December 31, 2005.

(2)	Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of certain of the funds advised by the Investment Adviser (the ‘‘Retail Funds’’) and certain of the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the ‘‘Institutional Funds’’) (or portfolio thereof) that are offered as investment options under the plan. As of December 31, 2005, the value (including interest) of the deferral accounts for Messrs. Kearns and Reid was $786,542 and $766,622, respectively, pursuant to the deferred compensation plan.

As to the Trustees and their immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of Government Income, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of Government Income.

The Board of Government Income has four Committees: (1) Audit Committee, (2) Governance Committee, (3) Valuation, Insurance and Compliance Committee and (4) Investment Committee. The Investment Committee has three Sub-Committees focusing on Government Income’s primary areas of investment, as detailed below. Five of the Independent Trustees serve as members of the Audit Committee, four Independent Trustees serve as members of the Governance Committee, three Trustees, including two Independent Trustees, serve as members of the Valuation, Insurance and Compliance Committee and all of the Trustees serve as members of the Investment Committee.

The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts and distribution and underwriting agreements, continually reviewing fund performance, checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time.

The Board of Trustees of Government Income has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the ‘‘Exchange Act’’). The Audit Committee is charged with recommending to the full Board of Trustees the engagement or discharge of Government Income’s independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm’s duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of Government Income’s system of internal controls; and preparing and submitting Audit Committee meeting minutes to the full Board of Trustees. Government Income has adopted a formal, written Audit Committee Charter. During Government Income’s fiscal year ended September 30, 2006, the Audit Committee held nine meetings.

The members of Government Income’s Audit Committee are currently Frank L. Bowman, Wayne E. Hedien, Joseph J. Kearns, Michael E. Nugent and W. Allen Reed. None of the members of Government Income’s Audit Committees is an ‘‘interested person,’’ as defined under the Investment Company Act, of Government Income. Each Independent Trustee is also ‘‘independent’’ from Government Income as defined under the listing standards of the New York Stock Exchange. The Chairperson of the Audit Committee is Joseph J. Kearns.

The Board of Trustees of Government Income also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Trustees on Government Income’s Board and on committees of such Board and recommends such qualified individuals for nomination by Government Income’s Independent Trustees as candidates for election as Independent Trustees, advises Government Income’s Board with respect to Board composition, procedures and committees, develops and recommends to Government Income’s Board a set of corporate governance principles applicable to Government Income, monitors and makes recommendations on corporate governance matters and policies and procedures of Government Income’s Board of Trustees and any committees of the Board and oversees periodic evaluations of Government Income’s Board and its committees. The members of Government Income’s Governance Committee are currently Kathleen A. Dennis, Edwin J. Garn, Michael F. Klein and Fergus Reid, each of whom is an Independent Trustee. The Chairperson of the Governance

Committee is Fergus Reid. During Government Income’s fiscal year ended September 30, 2006, the Governance Committee held two meetings.

Government Income does not have a separate nominating committee. While Government Income’s Governance Committee recommends qualified candidates for nominations as Independent Trustees, the Board of Trustees of Government Income believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, each current Independent Trustee (Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, Edwin J. Garn, Wayne E. Hedien, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid) participates in the election and nomination of candidates for election as Independent Trustees for Government Income. Persons recommended by Government Income’s Governance Committee as candidates for nomination as Independent Trustees shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board’s ability to manage and direct the affairs and business of Government Income, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the New York Stock Exchange. While the Independent Trustees of Government Income expect to be able to continue to identify from their own resources an ample number of qualified candidates for Government Income’s Board as they deem appropriate, they will consider nominations from stockholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below under the caption ‘‘—Shareholder Communications.’’

The Board has formed a Valuation, Insurance and Compliance Committee to oversee the compliance function, review the valuation process and address insurance coverage for Government Income and the Board. The Valuation, Insurance and Compliance Committee currently consists of Michael Bozic, Manuel H. Johnson and James F. Higgins. Michael Bozic & James F. Higgins are Independent Trustees. Michael Bozic is the Chairperson of the Valuation, Insurance and Compliance Committee. The Valuation, Insurance and Compliance Committee was formed in October 2006.

The Investment Committee oversees the portfolio investment process for and reviews the performance of Government Income. The Investment Committee also recommends to the Board to approve or renew Government Income’s Investment Advisory and Administration Agreements. The members of the Investment Committee are Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, Edwin Garn, Wayne Hedien, James Higgins, Manuel H. Johnson, Joseph Kearns, Michael Klein, Michael Nugent, Fergus Reid and W. Allen Reed. Manuel H. Johnson is the Chairperson of the Investment Committee.

The Investment Committee has three Sub-Committees, each with its own Chairperson. The Sub-Committees and their members are as follows:

(1) Equity – W. Allen Reed (Chairperson), Frank L. Bowman and Michael E. Nugent;

(2) Fixed-Income – Michael F. Klein (Chairperson), Michael Bozic, Edwin J. Garn and Fergus Reid; and

(3) Money Market and Alternatives – Kathleen A. Dennis (Chairperson), Wayne E. Hedien, James F. Higgins and Joseph J. Kearns.

The Investment Committee and the Sub-Committees of the Investment Committee were formed in October 2006.

There were nine meetings of the Board of Trustees of Government Income held during the fiscal year ended September 30, 2006. The Independent Trustees of Government Income also met three times during that time, in addition to the nine meetings of the full Board.

Shareholder Communications. Shareholders may send communications to Government Income’s Board of Trustees. Shareholders should send communications intended for Government Income’s Board by addressing the communications directly to that Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either Government Income’s office or directly to such Board member(s) at the address specified for each trustee in Government Income’s Annual Report. Other shareholder communications received by Government Income not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

For additional information about the Board of Trustees, officers and management personnel of Government Income, see ‘‘Trustee and Officer Information’’ in Government Income’s Annual Report for its fiscal year ended September 30, 2006.

Compensation of Trustees and Officers

Each Independent Trustee (other than the Chairman of the Boards) receives an annual retainer fee of $180,000 for serving the Retail Funds and the Institutional Funds. Prior to October 1, 2005, each Independent Trustee received an annual retainer fee of $168,000 for serving the Retail Funds and the Institutional Funds. In addition, each Independent Trustee received $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year, so that an Independent Trustee who attended all six meetings received total compensation of $180,000 for serving the funds. Prior to October 1, 2006, the Chairperson of the Audit Committee received an additional annual retainer fee of $60,000. Other Committee Chairpersons and the Deputy Chairperson of the Audit Committee received an additional annual retainer fee of $30,000. Effective October 1, 2006, the Chairperson of the Audit Committee receives an additional annual retainer fee of $75,000 and the Investment Committee Chairperson receives an additional annual retainer fee of $60,000. Other Committee Chairpersons receive an additional annual retainer fee of $30,000 and the Investment Sub-Committee Chairpersons receive an additional annual retainer fee of $15,000. The aggregate compensation paid to each Independent Trustee is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. As of July 1, 2006, Charles A. Fiumefreddo resigned as Chairman of the Boards of the Retail Funds and the Institutional Funds and was succeeded by Michael E. Nugent. Prior to July 1, 2006, Charles A. Fiumefreddo received an annual fee for his services as Chairman of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board. As of July 1, 2006, Michael E. Nugent receives a total annual retainer fee of $360,000 for his services as Chairman.

Government Income also reimburses the Independent Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees of Government Income who are employed by the Investment Adviser or an affiliated company receive no compensation or expense reimbursement from Government Income for their services as a Trustee.

Effective April 1, 2004, Government Income began a Deferred Compensation Plan (the ‘‘DC Plan’’), which allows each Independent Trustees to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the Plan. At the Trustee’s election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of Government Income.

Prior to April 1, 2004, Government Income maintained a similar Deferred Compensation Plan (the ‘‘Prior DC Plan’’), which also allowed each Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. The DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the Plan (except for amounts paid during the calendar year 2004 which remain subject to the terms of the Prior DC Plan).

The following table shows aggregate compensation payable to each of Government Income’s Trustees from Government Income for the fiscal year ended September 30, 2006 and the aggregate compensation payable to each of Government Income’s Trustees by the Fund Complex (which includes all of the Retail Funds and Institutional Funds) for the calendar year ended December 31, 2005. During the relevant period Government Income’s Board of Trustees had three Committees: the Audit Committee, Governance Committee and Insurance Committee. The structure and membership of the Committees have changed since December 31, 2005. Therefore, Committees referenced in the footnotes to the Compensation Table in this section may no longer exist, and/or the Trustees may no longer serve on the Committees noted in the footnotes to the table.

	Aggregate Compensation From Government Income	Number of Portfolios in the Fund Complex From Which the Trustee Received Compensation(6)	Total Compensation From the Fund Complex Payable to Trustee(6)
Name of Independent Trustee
Frank L. Bowman*(4)	$167	None	None
Michael Bozic(1)(2)(3)	424	197	$180,000
Kathleen A. Dennis*	190	None	None
Edwin J. Garn(1)(3)	391	197	$180,000
Wayne E. Hedien(1)(2)	391	197	$180,000
Manuel H. Johnson(1)	521	197	$240,000
Joseph J. Kearns(1)(4)	481	198	$217,000
Michael F. Klein*	190	None	None
Michael E. Nugent(1)(2)(5)	622	197	$210,000
W. Allen Reed*	190	None	None
Fergus Reid(1)(3)	456	198	$215,000
Name of Interested Trustee
James F. Higgins	—	197	$0

*	Ms. Dennis and Messrs. Bowman, Klein and Reed did not serve as Trustees of Government Income until August 1, 2006 and therefore did not receive any compensation payable to the Fund’s Trustees by the Fund Complex for the calendar year ended December 31, 2005.

(1)	Member of the Audit Committee. Dr. Johnson was the Chairman of the Audit Committee and Mr. Kearns was the Deputy Chairman of the Audit Committee during the relevant period.

(2)	Member of the Insurance Committee. Mr. Bozic was the Chairman of the Insurance Committee. Prior to July 1, 2006, Mr. Nugent was the Chairman of the Insurance Committee during the relevant period.

(3)	Member of the Governance Committee. Mr. Reid was the Chairman of the Governance Committee during the relevant period.

(4)	Includes amounts deferred at the election of the Trustee under the DC Plan.

(5)	As of July 1, 2006, Charles A. Fiumefreddo resigned as Chairman of the Boards of the Retail Funds and the Institutional Funds and was succeeded by Mr. Nugent. As a result, Mr. Nugent receives the annual fee for his services as Chairman of the Board of the Retail Funds and the Institutional Funds from that date.

(6)	Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in these columns are presented on a calendar year basis.

As of December 31, 2005, the Trustees and officers of Government Income as a group owned beneficially and of record less than 1% of Government Income’s outstanding shares.

Portfolio Turnover

The significant change in turnover rates for Government Income between 2004 and 2005 was a result of decreased activity in mortgage dollar roll transactions that typically roll over on a monthly basis.

Investment Advisory and Other Services

Government Income has retained the Investment Adviser to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser’s address is 1221 Avenue of the Americas, New York, NY 10020. For the fiscal years ended September 30, 2006, 2005 and 2004, Government Income paid the Investment Adviser $1,874,446, $1,973,376 and $2,043,402, respectively, in advisory fees and administration fees.

For additional information about Government Income’s investment adviser, independent registered public accounting firm and other services provided to Government Income, see ‘‘Investment Advisory Agreement Approval’’ and ‘‘Report of Independent Registered Public Accounting Firm’’ in Government Income’s Annual Report for its fiscal year ended September 30, 2006.

Custodian, Dividend Disbursing and Transfer Agent

The Bank of New York, 100 Church Street, New York, NY 10286, is Government Income’s custodian and has custody-of all securities and cash of Government Income. The custodian, among other things, attends to the collection of principal and income and payment for collection of proceeds of securities bought and sold by Government Income. Any of Government Income’s cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. Such balances may, at times, be substantial.

Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, NJ 07311, an affiliate of the Investment Adviser and the Administrator, is the dividend disbursing and transfer agent of Government Income. Morgan Stanley Trust charges Government Income an annual per shareholder account fee and is reimbursed for its out-of-pocket expenses.

Codes of Ethics

Government Income’s Board of Trustees approved a Code of Ethics under Rule 17j-1 of the 1940 Act that covers the Fund. The Investment Adviser is subject to a Codes of Ethics under Rule 17j-1. Each Code of Ethics establishes policies and procedures for personal investing by employees and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund.

The Codes of Ethics may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The Codes of Ethics also may be available on the Edgar Database on the SEC’s website, http://www.sec.gov, or be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to: SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549. This reference to the website does not incorporate the contents of the website into this Prospectus.

Proxy Voting Policies

The Board of Trustees believes that the voting of proxies on securities to be held by Government Income is an important element of the overall investment process. As such, the Trustees have delegated the responsibility to vote such proxies to Morgan Stanley Investment Management and its advisory affiliates (‘‘MSIM’’). The following is a summary of MSIM’s Proxy Voting Policy (‘‘Proxy Policy’’).

MSIM will use its best efforts to vote proxies on securities held in Government Income as part of its authority to manage, acquire and dispose of Fund assets. In this regard, the Investment Adviser has formed a Proxy Review Committee (‘‘Committee’’) comprised of senior investment professionals that is responsible for creating and implementing the Proxy Policy. The Committee will meet monthly but may meet more frequently as conditions warrant. The Proxy Policy provides that MSIM will vote proxies in the best interests of clients consistent with the objective of maximizing long-term investment returns. The Proxy Policy provides that MSIM will generally vote proxies in accordance with pre-determined guidelines contained in the Proxy Policy. MSIM may vote in a manner that is not consistent with the pre-determined guidelines, provided that the vote is approved by the Committee.

The Proxy Policy provides that, unless otherwise determined by the Committee, votes will be cast in the manner described below:

–	Generally, routine proposals will be voted in support of management.

–	With regard to the election of trustees, where no conflict exists and where no specific governance deficiency has been noted, votes will be cast in support of management’s nominees.

–	MSIM will vote in accordance with management’s recommendation with respect to certain non-routine proposals (i.e., reasonable capitalization changes, stock repurchase programs, stock splits, certain compensation-related matters, certain anti-takeover measures, etc.).

–	MSIM will vote against certain non-routine proposals (i.e., unreasonable capitalization changes, establishment of cumulative voting rights for the election of trustees, requiring supermajority stockholder votes to amend by-laws, indemnification of auditors, etc.) (notwithstanding management support).

–	MSIM will vote in its discretion with respect to certain non-routine proposals (i.e., mergers, acquisitions, take-overs, spin-offs, etc.) which may have a substantive financial or best interest impact on an issuer.

–	MSIM will vote for certain proposals it believes call for reasonable charter provisions or corporate governance practices (i.e., requiring auditors to attend annual stockholder meetings, requiring that members of compensation, nominating and audit committees be independent, reducing or eliminating supermajority voting requirements, etc.).

–	MSIM will vote against certain proposals it believes call for unreasonable charter provisions or corporate governance practices (i.e., proposals to declassify boards, proposals to require a company to prepare reports that are costly to provide or that would require duplicative efforts or expenditure that are of a non-business nature or would provide no pertinent information from the perspective of institutional stockholders, etc.).

–	Certain other proposals (i.e., proposals requiring trustees to own large amounts of company stock to be eligible for election, proposals requiring diversity of board membership relating to broad based social, religious or ethnic groups, etc.) generally are evaluated by the Committee based on the nature of the proposal and the likely impact on stockholders.

While the proxy voting process is well-established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-U.S. companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent MSIM’s ability to vote such proxies. As a result, non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to Government Income of voting such proxies.

Conflicts of Interest.    If the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict in question.

Third Parties.    To assist in its responsibility for voting proxies, MSIM may retain third-party services as experts in the proxy voting and corporate governance area. These proxy research providers are referred to herein as ‘‘Research Providers.’’ The services provided to MSIM by the Research Providers include in-depth research, global issuer analysis, and voting recommendations. While MSIM may review and utilize recommendations made by the Research Providers in making proxy voting decisions, it is in no way obligated to follow such recommendations. In addition to research, Institutional Shareholder Services provides vote execution, reporting, and recordkeeping. The Committee carefully monitors and supervises the services provided by the Research Providers.

Further Information.    A copy of the Proxy Policy, as well as Government Income’s most recent proxy voting record to be filed with the Securities and Exchange Commission, will be available without charge on our web site at www.morganstanley.com. Government Income’s proxy voting record will also be available without charge on the Securities and Exchange Commission’s web site at www.sec.gov.

For additional information about the voting of proxies held by Government Income, see ‘‘Proxy Voting Policy and Procedures and Proxy Voting Record’’ in Government Income’s Annual Report for its fiscal year ended September 30, 2006.

Portfolio Managers

Other Accounts Managed by the Portfolio Managers.    As of September 30, 2006, Mr. Richard managed seven mutual funds with a total of approximately $8.5 billion in assets; one pooled investment vehicle other than mutual funds with a total of approximately $299.4 million in assets; and five other accounts with a total of approximately $2.0 billion in assets. Mr. Singh managed four mutual funds with a total of approximately $4.0 billion in assets; no pooled investment vehicles other than mutual funds; and one other account with a total of approximately $122.5 million in assets. Mr. Luo managed eight mutual funds with a total of approximately $8.6 billion in assets; no pooled investment vehicles other than mutual funds; and nine other accounts with a total of approximately $1.3 billion in assets. Of these accounts, two accounts with a total of approximately $767.0 million in assets had performance-based fees.

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from Government Income, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over Government Income. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Portfolio Manager Compensation Structure.    The portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio managers.

Base Salary Compensation.    Generally, the portfolio managers receive base salary compensation based on the level of his or her position with the Investment Adviser.

Discretionary Compensation.    In addition to base compensation, the portfolio managers may receive discretionary compensation. Discretionary compensation can include:

•	Cash Bonus.

•	Morgan Stanley’s Equity Incentive Compensation Program (EICP) awards — a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions.

•	Investment Management Alignment Plan (IMDCP) awards — a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. A portfolio manager must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated funds he or she manages that are included in the IMAP fund menu, which may or may not include the Fund.

•	Voluntary Deferred Compensation Plans — voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Investment Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

•	Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for the one-, three- and five-year periods measured against a fund’s/account’s primary benchmark (as set forth in the fund’s prospectus), indices and/or peer groups where applicable. Generally, the greatest weight is placed on the three- and five-year periods;

•	Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager;

•	Contribution to the business objectives of the Investment Adviser;

•	The dollar amount of assets managed by the portfolio manager;

•	Market compensation survey research by independent third parties;

•	Other qualitative factors, such as contributions to client objectives; and

•	Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment teams of which each portfolio manager is a member.

Securities Ownership of Portfolio Managers.    As of September 30, 2006, Messrs. Richard, Singh and Luo did not own any securities in Government Income.

Description of Fund Shares

Government Income’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of $0.01 par value.

Pursuant to the Declaration of Trust, Government Income will hold annual meetings of shareholders. Shareholders are entitled to one vote for each share held and to vote in the election of Trustees and on other matters submitted to meetings of shareholders. No material amendment may be made to Government Income’s Declaration of Trust without the affirmative vote of a majority (or greater) of its shares. Under certain circumstances, the Trustees may be removed by action of the Trustees. The shareholders also have the right under certain circumstances to remove the Trustees. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable. Government Income’s Declaration of Trust permits the Trustees to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in Government Income. Each share represents an equal proportionate interest in Government Income with each other share.

Government Income is an entity of the type commonly known as a ‘‘Massachusetts business trust.’’ Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of Government Income and provides for indemnification and reimbursement of expenses of Government Income’s property for any shareholder held personally liable for the obligations of Government Income. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Government Income itself would be unable to meet its obligations.

The Declaration of Trust further provides that obligations of Government Income are not binding upon the Trustees individually, but only upon the property of Government Income and that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Purchase and Pricing of Shares

For additional information about the purchase of Government Income’s shares and the discussion of net asset value, see Government Income’s Annual Report for the fiscal year ended September 30, 2006.

Brokerage Allocation and Other Practices

Subject to the general supervision of the Trustees of Government Income, the Investment Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for Government Income. Government Income’s portfolio transactions will occur primarily with issuers, underwriters or major dealers in U.S. Government securities acting as principals. Such transactions are normally on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

For the fiscal year ended September 30, 2004, 2005 and 2006, Government Income paid a total of $14,020, $26,254 and $23,474, respectively, in brokerage commissions.

The policy of Government Income, regarding purchases and sales of securities for its portfolio, is that primary consideration will be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement Government Income’s policies, the Investment Adviser effects transactions with those brokers and dealers who the Investment Adviser believes provide the most favorable prices and who are capable of providing efficient executions. If the Investment Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to Government Income or the Investment Adviser.

Pursuant to an order of the Securities and Exchange Commission, Government Income may effect principal transactions in certain money market instruments with Morgan Stanley DW Inc. (‘‘Morgan Stanley DW’’). The Fund will limit its transactions with Morgan Stanley DW to U.S. Government securities. The transactions will be effected with Morgan Stanley only when the price available from Morgan Stanley DW is better than that available from other dealers.

During the fiscal years ended September 30, 2004, 2005 and 2006, Government Income did not effect any principal transactions with Morgan Stanley DW.

Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for Government Income, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm’s-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard.

Government Income does not reduce the management fee it pays to the Investment Adviser by any amount of the brokerage commissions it may pay to an affiliated broker or dealer. During the fiscal years ended September 30, 2004, 2005 and 2006, Government Income did not effect any securities transactions through an affiliated broker or dealer.

Dividends, Distributions and Tax Status

It is Government Income’s policy, which may be changed by the Board of Trustees, to pay monthly dividends to shareholders from net investment income of Government Income. Government Income intends to distribute all of its net investment income on an annual basis. Government Income will distribute all of its net realized long-term and short-term capital gains, if any, at least once per year but it may make such distributions on a more frequent basis to comply with the distribution requirements of the Code.

All registered holders of shares of Government Income (other than brokers and nominees of banks or other financial institutions) are automatically included in Government Income’s automatic Dividend Reinvestment Plan (the ‘‘Plan’’), unless they elect to the contrary at the time they purchase shares of Government Income. All distributions under the Plan are automatically reinvested in shares of Government Income in full and fractional shares. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to shareholders of record.

For additional information about the tax status of Government Income, see Government Income’s Annual Report for the fiscal year ended September 30, 2006.

Performance Data

For additional information about Government Income’s performance, see ‘‘Financial Statements’’ in Government Income’s Annual Report for its fiscal year ended September 30, 2006.

FINANCIAL STATEMENTS

Government Securities’ most recent audited financial statements are set forth in Government Securities’ Annual Report for the fiscal year ended December 31, 2005. A copy of the Annual Report accompanies, and is incorporated by reference in, this Statement of Additional Information. Government Income’s most recent audited financial statements are set forth in Government Income’s Annual Report for its fiscal year ended September 30, 2006, which is incorporated by reference in this Statement of Additional Information.

Shown below are Financial Statements for both Government Income and Government Securities and Pro Forma Financial Statements for the Combined Fund at September 30, 2006, as though the reorganization occurred as of that date. The first table presents Portfolio of Investments (unaudited) for both Government Income and Government Securities and pro forma figures for the Combined Fund. The second table presents Statements of Assets and Liabilities (unaudited) for both Government Income and Government Securities and pro forma figures for the Combined Fund. The third table presents Statements of Operations (unaudited) for both Government Income and Government Securities and pro forma figures for the Combined Fund. The tables are followed by the Notes to the Pro Forma Financial Statements (unaudited).

MORGAN STANLEY U.S. GOVERNMENT SECURITIES TRUST
PRO FORMA PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2006
(UNAUDITED)

		Morgan Stanley U.S. Government Securities Trust		Morgan Stanley Government Income Trust		Combined Fund
	Coupon Rate	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value
U.S. Government Obligations (46.1%)
U.S. Treasury Bonds (22.2%)
02/15/29	5.25%	—	—	$5,000	$5,288,675	$5,000	$5,288,675
08/15/29	6.125	$19,500	$22,993,250	—	—	19,500	22,993,250
08/15/27	6.375	99,000	118,877,418	500	600,391	99,500	119,477,809
02/15/27	6.625	153,000	188,190,153	—	—	153,000	188,190,153
02/15/25	7.625	84,000	112,225,344	6,300	8,416,901	90,300	120,642,245
08/15/21	8.125	—	—	27,200	36,656,270	27,200	36,656,270
02/15/20	8.50	—	—	7,840	10,686,289	7,840	10,686,289
08/15/20	8.75	65,725	91,742,898	7,240	10,106,026	72,965	101,848,924
02/15/15	11.25	4,750	6,910,138	—	—	4,750	6,910,138
			540,939,201		71,754,552		612,693,753
U.S. Treasury Notes (23.9%)
05/15/07	3.125	—	—	15,000	14,833,605	15,000	14,833,605
11/15/06	3.50	300,000	299,578,200	3,500	3,495,079	303,500	303,073,279
02/15/13	3.875	277,210	266,349,189	7,980	7,667,352	285,190	274,016,541
05/15/14	4.75	55,000	55,483,450	8,000	8,070,320	63,000	63,553,770
06/30/11	5.125	—	—	4,000	4,089,532	4,000	4,089,532
			621,410,839		38,155,888		659,566,727
Total U.S. Government Obligations (Cost $1,153,387,350, $105,797,044 and $1,259,184,394, respectively)			1,162,350,040		109,910,440		1,272,260,480
U.S. Government Agencies – Mortgage – Backed Securities (19.8%)
Federal Home Loan Mortgage Corp. (0.5%)
*	4.50	—	—	3,500	3,271,406	3,500	3,271,406
*	5.50	—	—	1,700	1,698,938	1,700	1,698,938
05/01/21 – 09/01/21	5.50	—	—	6,050	6,048,305	6,050	6,048,305
07/01/28 – 02/01/33	6.50	—	—	566	578,597	566	578,597
10/01/26 – 05/01/33	7.50	—	—	1,905	1,973,797	1,905	1,973,797
11/01/23 – 02/01/31	8.00	—	—	273	287,149	273	287,149
01/01/19 – 02/01/19	9.50	—	—	429	464,610	429	464,610
10/01/09 – 08/01/20	10.00	—	—	558	614,310	558	614,310
08/01/14 – 05/01/19	10.50	—	—	303	336,466	303	336,466
					15,273,578		15,273,578

		Morgan Stanley U.S. Government Securities Trust		Morgan Stanley Government Income Trust		Combined Fund
	Coupon Rate	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value
Federal Home Loan Mortgage Corp. ARM (0.1%)
07/01/34	3.518%	—	—	$599	$588,432	$599	$588,432
08/01/34	4.161	—	—	1,212	1,205,608	1,212	1,205,608
					1,794,040		1,794,040
Federal National Mortgage Assoc. (1.3%)
01/01/08	3.92	—	—	1,800	1,776,821	1,800	1,776,821
06/01/29 – 02/01/33	6.50	—	—	3,377	3,453,652	3,377	3,453,652
10/01/13 – 10/01/35	7.00	—	—	10,412	10,720,578	10,412	10,720,578
*	7.00	—	—	12,300	12,633,063	12,300	12,633,063
01/01/22 – 09/01/35	7.50	—	—	3,668	3,802,870	3,668	3,802,870
12/01/21 – 02/01/32	8.00	—	—	2,255	2,384,092	2,255	2,384,092
07/01/24 – 06/01/25	8.50	—	—	319	342,938	319	342,938
04/01/15 – 03/01/21	9.00	—	—	31	32,965	31	32,965
09/01/19 – 01/01/21	9.50	—	—	85	92,764	85	92,764
					35,239,743		35,239,743
Federal National Mortgage Assoc. ARM (1.9%)
07/01/34	3.604	—	—	636	635,516	636	635,516
09/01/34	4.12	—	—	764	757,176	764	757,176
10/01/34	4.126	—	—	795	801,352	795	801,352
02/01/34	4.323	—	—	2,351	2,334,314	2,351	2,334,314
10/01/34	4.378	—	—	648	646,595	648	646,595
08/01/36	4.541	—	—	1,495	1,538,459	1,495	1,538,459
01/01/35	4.732	—	—	8,335	8,502,436	8,335	8,502,436
07/01/33	5.834	—	—	971	985,069	971	985,069
01/01/36	6.417	—	—	5,804	6,002,548	5,804	6,002,548
01/01/36 – 03/01/36	6.42	—	—	8,681	8,978,124	8,681	8,978,124
03/01/36	6.479	—	—	3,213	3,323,110	3,213	3,323,110
07/01/36	6.731	—	—	2,967	3,051,302	2,967	3,051,302
05/01/36	6.905	—	—	3,013	3,118,862	3,013	3,118,862
04/01/36	6.921	—	—	5,834	6,076,506	5,834	6,076,506
04/01/36	6.939	—	—	3,796	3,928,640	3,796	3,928,640
03/01/36	7.256	—	—	2,036	2,107,695	2,036	2,107,695
					52,787,704		52,787,704
Government National Mortgage Assoc. I (13.2%)
08/20/34	5.25	$3,962	$3,982,198	—	—	3,962	3,982,198
08/20/34	5.50	1,559	1,576,081	—	—	1,559	1,576,081
02/15/28 – 09/20/34	6.00	25,932	26,283,956	—	—	25,932	26,283,956
03/15/26 – 03/15/29	6.00	—	—	1,415	1,437,000	1,415	1,437,000
*	6.50	91,900	94,254,938	—	—	91,900	94,254,938
03/15/14 – 07/15/31	6.50	31,570	32,350,252	—	—	31,570	32,350,252
04/15/17 – 03/15/27	7.00	78,152	80,739,678	—	—	78,152	80,739,678

		Morgan Stanley U.S. Government Securities Trust		Morgan Stanley Government Income Trust		Combined Fund
	Coupon Rate	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value
06/15/28 – 08/15/29	6.50%	—	—	$596	$613,143	$596	$613,143
03/15/07 – 08/15/34	7.50	$61,480	$64,006,590	—	—	61,480	64,006,590
12/15/22 – 10/15/29	7.50	—	—	523	544,531	523	544,531
06/15/16 – 01/15/30	8.00	—	—	742	783,071	742	783,071
10/15/16 – 09/15/31	8.00	8,625	9,143,432	—	—	8,625	9,143,432
05/15/16 – 11/15/24	8.50	15,536	16,679,796	—	—	15,536	16,679,796
04/15/21 – 11/15/24	8.50	—	—	1,272	1,374,590	1,272	1,374,590
10/15/08 – 08/15/21	9.00	11,661	12,507,217	—	—	11,661	12,507,217
06/15/17 – 02/15/25	9.00	—	—	415	448,569	415	448,569
10/15/09 – 12/15/20	9.50	7,208	7,840,777	—	—	7,208	7,840,777
12/15/19 – 08/15/20	9.50	—	—	42	45,419	42	45,419
11/15/09 – 11/15/20	10.00	9,627	10,689,710	—	—	9,627	10,689,710
06/15/10 – 06/15/15	12.50	47	52,141	—	—	47	52,141
			360,106,766		5,246,323		365,353,089
Government National Mortgage Assoc. II (1.6%)
11/20/33 – 04/20/36	4.00	37,059	36,476,571	—	—	37,059	36,476,571
04/20/36	4.50	318	316,429	—	—	318	316,429
02/20/32	5.00	208	208,832	—	—	208	208,832
06/20/32	5.375	546	548,069	—	—	546	548,069
01/20/24 – 02/20/24	6.50	2,662	2,727,607	—	—	2,662	2,727,607
03/20/26 – 05/20/29	6.50	—	—	717	735,634	717	735,634
03/20/26 – 07/20/29	7.00	2,025	2,084,706	—	—	2,025	2,084,706
11/20/29	7.50	—	—	49	50,189	49	50,189
			42,362,214		785,823		43,148,037
Government National Mortgage Assoc. GPM I (1.2%)
05/20/34	3.75	33,478	32,770,641	—	—	33,478	32,770,641
09/15/13 – 07/15/15	12.25	504	557,020	—	—	504	557,020
			33,327,661		—		33,327,661
Total U.S. Government Agencies – Mortgage-Backed Securities (Cost $428,102,846, $110,433,114 and $538,535,960, respectively)			435,796,641		111,127,211		546,923,852
U.S. Government Agencies - Bonds & Notes (10.3%)
Federal Home Loan Bank (0.3%)
04/15/09	3.00	—	—	10,400	9,945,114	10,400	9,945,114
Federal Home Loan Mortgage Corp. (0.3%)
09/15/09	6.625	—	—	7,550	7,898,485	7,550	7,898,485

		Morgan Stanley U.S. Government Securities Trust		Morgan Stanley Government Income Trust		Combined Fund
	Coupon Rate	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value
Federal National Mortgage Assoc. (0.1%)
06/15/10	7.125	—	—	1,350	1,451,638	1,350	1,451,638
01/15/10	7.25	—	—	1,550	1,660,177	1,550	1,660,177
			—		3,111,815		3,111,815
Housing Urban Development Ser 99 - A (1.3%)
08/01/10	6.06	18,800	19,054,420	—	—	18,800	19,054,420
08/01/11	6.16	15,290	15,543,585	—	—	15,290	15,543,585
			34,598,005		—		34,598,005
Resolution Funding Corp. Zero Coupon Strips (8.2%)
10/15/08	0.00	74,000	67,352,358	—	—	74,000	67,352,358
01/15/12	0.00	138,134	109,158,045	—	—	138,134	109,158,045
04/15/12	0.00	61,607	48,034,424	—	—	61,607	48,034,424
			224,544,827		—		224,544,827
Tennessee Valley Authority (0.1%)
05/01/30	7.125	—	—	2,235	2,836,743	2,235	2,836,743
Total U.S. Government Agencies – Bonds & Notes (Cost $254,375,217, $23,998,852 and $278,374,069, respectively)			259,142,832		23,792,157		282,934,989
U.S. Government Agencies – Collateralized Mortgage Obligations (4.9%)
Federal Home Loan Mortgage Corp.
2778 FV 03/15/34	5.93‡	—	—	$1,299	1,304,553	$1,299	1,304,553
Whole Loan 2005 - S001 2A2 09/25/45	5.48‡	—	—	1,800	1,807,153	1,800	1,807,153
Federal National Mortgage Assoc.
2002 – 77 FH 12/18/32	5.73‡	—	—	1,802	1,819,387	1,802	1,819,387
2006 – 5 2A1 11/25/28	5.38‡	—	—	3,738	3,742,229	3,738	3,742,229
2006 – 28 1A1 03/25/36	5.44‡	—	—	2,905	2,904,558	2,905	2,904,558
2006 – 28 1P IO 03/25/36	0.901‡	—	—	33,865	873,078	33,865	873,078
Grantor Trust 2004 – T5 A11 05/28/35	5.59‡	—	—	1,340	1,343,697	1,340	1,343,697
Grantor Trust 2004 – T5 A13 05/28/35	5.60%‡	—	—	$302	$302,455	$302	$302,455
Whole Loan 2005 – W2 A1 05/25/35	5.53‡	—	—	1,852	1,859,357	1,852	1,859,357
Government National Mortgage Assoc.
2003 – 100 AB 02/20/26	5.00	$36,009	$35,855,433	—	—	36,009	35,855,433
2003 – 10 MX (PAC) 06/20/28	5.00	1,426	1,422,698	—	—	1,426	1,422,698
2006 – 24 PA (PAC) 10/20/35	5.50	48,652	48,858,040	—	—	48,652	48,858,040
2005 – 37 (IO) 11/16/32	5.50	7,195	987,851	—	—	7,195	987,851

		Morgan Stanley U.S. Government Securities Trust		Morgan Stanley Government Income Trust		Combined Fund
	Coupon Rate	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value
1999 – 44 FP (PAC) 06/16/27	5.73	1,691	1,695,767	—	—	1,691	1,695,767
2002 – 55 PD (PAC) 09/20/31	6.00	5,009	5,047,451	—	—	5,009	5,047,451
2002 – 23 PE (PAC) 04/16/32	6.50	24,430	25,463,667	—	—	24,430	25,463,667
Total U.S. Government Agenices Collateralized Mortgage Obligations (Cost $119,294,254, $15,937,227 and $135,231,481, respectively)			119,330,907		15,956,467		135,287,374
Foreign Government Obligations (1.1%)
Egypt Government 09/15/15	4.45	29,130	28,158,078	—	—	29,130	28,158,078
**Mexican Fixed Rate Bond (Series M20) (Mexico) 12/05/24	10.00	—	—	MXN 8,300	861,532	MXN 8,300	861,532
Total Foreign Government Obligations (Cost $28,581,657, $758,453 and $29,340,110, respectively)			28,158,078		861,532		29,019,610
Short-Term Investments (a) (21.5%)
U.S. Government Obligations (19.2%)
Federal Home Loan Banks (11.6%)
10/20/06	5.135	15,000	14,957,208	—	—	15,000	14,957,208
10/04/06 – 11/01/06	5.145	207,000	206,517,513	—	—	207,000	206,517,513
10/11/06	5.15	35,000	34,944,924	—	—	35,000	34,944,924
10/13/06	5.155	65,000	64,879,001	—	—	65,000	64,879,001
			321,298,646		—		321,298,646
Federal Home Loan Mortgage Assoc. (2.9%)
10/03/06 – 10/10/06	5.14	24,850	24,834,808	—	—	24,850	24,834,808
10/03/06	5.15	20,200	20,191,331	—	—	20,200	20,191,331
10/03/06 – 10/10/06	5.16	34,350	34,301,116	—	—	34,350	34,301,116
			79,327,255		—		79,327,255
Federal National Mortgage Assoc. (1.8%)
10/02/06	5.13	50,000	49,985,750	—	—	50,000	49,985,750
U.S. Treasury Bills (2.9)
12/21/06	4.808	70,630	69,875,436	—	—	70,630	69,875,436
01/11/07 †	5.09	9,100	8,970,050	$800	$788,576	9,900	9,758,626
			78,845,486		788,576		79,634,062
Total U.S. Government Agencies & Obligations
(Cost $529,510,943, $788,463 and 530,299,406, respectively)			529,457,137		788,576		530,245,713

		Morgan Stanley U.S. Government Securities Trust		Morgan Stanley Government Income Trust		Combined Fund
	Coupon Rate	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value
Repurchase Agreement (2.3%)
**Joint repurchase agreement account due 10/02/06 (dated 09/29/06; proceeds $62,759,837) (b) (Cost $0, $62,732,000 and $62,732,000, respectively)	5.325%	—	—	$62,732	$62,732,000	$62,732	$62,732,000
Total Short-Term Investments (Cost $529,510,943, $63,520,463 and $593,031,406, respectively)			$529,457,137		63,520,576		592,977,713
		Number of Contracts		Number of Contracts		Number of Contracts
**Put Option Purchased (0.0%)
90 day Euro $		—	—
June/2007 @ $94.25 (Cost $0, $63,800 and $63,800, respectively)		—	—	187	15,428	187	15,428
Total Investments (Cost $2,513,252,267, $320,508,953 and $2,833,761,220, respectively) (c) (d)	103.7%		2,534,235,635		325,183,811		2,859,419,446

ARM	Adjustable Rate Mortgage.

GPM	Graduated Payment Mortgage.

IO	Interest-only security.

MXN	Mexican New Peso.

PAC	Planned Amortization Class.

*	Securities purchased on a forward commitment basis with an approximate principal amount and no definite maturity date; the actual principal amount and maturity date will be determined upon settlement.

**	Securities required to be sold in connection with the Reorganization.

†	A portion of these securities have been physically segregated in connection with open futures contracts in the amounts equal to $1,326,750 and $54,935, respectively.

‡	Floating rate security, rate shown is the rate in effect at September 30, 2006.

(a)	Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.

(b)	Collateralized by federal agency and U.S. Treasury obligations.

(c)	Securities have been designated as collateral in an amount equal to $1,288,429,329 and $120,448,269, respectively, in connection with securities purchased on a forward commitment basis and open futures contracts.

(d)	The aggregate cost for federal income tax purposes for Morgan Stanley U.S. Government Securities Trust and Morgan Stanley Government Income Trust equals $2,513,252,267 and $325,897,288, respectively.

The Appreciation/Depreciation of the Funds are as follows:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Morgan Stanley U.S. Government Securities Trust	$41,312,738	$(20,329,370)	$20,983,368
Morgan Stanley Government Income Trust	1,158,947	(1,872,424)	(713,477)
Combined Fund	$42,471,685	$(22,201,794)	$20,269,891

Futures Contracts Open at September 30, 2006

		Morgan Stanley US Government Securities Trust			Morgan Stanley Government Income Trust			Combined Fund
DESCRIPTION/ DELIVERY MONTH AND YEAR	LONG/ SHORT	NUMBER OF CONTRACTS	UNDER- LYING FACE AMOUNT AT VALUE	UNREALIZED APPRECI- ATION/ (DEPRECI- ATION)	NUMBER OF CONTRACTS	UNDER- LYING FACE AMOUNT AT VALUE	UNREALIZED APPRECI- ATION/ (DEPRECI- ATION)	NET UNREALIZED APPRECI- ATION/ (DEPRECI- ATION)
U.S. Treasury Bonds 20 Year, December 2006	Short	1,277	(143,542,781)	(1,883,706)	—	—	—	$(1,883,706)
U.S. Treasury Notes 5 Year, December 2006	Short	2,624	(276,873,013)	(1,704,416)	—	—	—	(1,704,416)
U.S. Treasury Notes 2 Year, December 2006	Short	2,075	(424,337,500)	(1,250,247)	299	$(61,145,500)	$(179,197)	(1,429,444)
U.S. Treasury Notes 10 Year, December 2006	Short	—	—	—	54	(5,835,375)	(42,180)	(42,180)
U.S. Treasury Notes 10 Year, December 2006	Long	3,330	359,848,125	4,316,571	—	—	—	4,316,571
U.S. Treasury Notes 5 Year, December 2006	Long	—	—	—	252	26,589,939	182,061	182,061
U.S. Treasury Bonds 30 Year, December 2006	Long	—	—	—	88	9,891,750	157,508	157,508
				$(521,798)			$118,192	$(403,606)

Morgan Stanley U.S. Government Securities Trust

Pro-Forma Financial Statements
Statement of Assets and Liabilities
September 30, 2006 (unaudited)

	Morgan Stanley U.S. Government Securities Trust	Morgan Stanley Government Income Trust	Pro-Forma Adjustments		Combined Fund
Assets:
Investments in securities, at value (cost $2,513,252,267, $320,508,953 and $2,833,761,220 respectively)	$2,534,235,635	$325,183,811	—		$2,859,419,446
Cash	46,612	—	—		46,612
Receivable for:
Investments sold	—	2,212,800	—		2,212,800
Interest	13,295,097	1,921,218	—		15,216,315
Principal paydowns	—	123,893	—		123,893
Shares of beneficial interest sold	585,294	—	—		585,294
Variation margin	—	3,330	—		3,330
Receivable from affiliate	359,949	—			359,949
Prepaid expenses and other assets	205,989	19,370	—		225,359
Total Assets	2,548,728,576	329,464,422	—		2,878,192,998
Liabilities:
Payable for:
Investments purchased	94,302,324	19,812,922	—		114,115,246
Shares of beneficial interest redeemed/repurchased	4,250,257	91,819	—		4,342,076
Distribution fee	740,192	—	—		740,192
Dividends and distributions to shareholders	579,161	—	—		579,161
Investment advisory fee	790,104	158,308	—		948,412
Administration fee	161,771	24,355	—		186,126
Transfer agent fee	224,197	8,305	—		232,502
Variation margin	50,912	—	—		50,912
Accrued expenses and other payables	285,131	167,795	331,764	(1)	784,690
Total Liabilities	101,384,049	20,263,504	331,764		121,979,317
Net Assets	$2,447,344,527	$309,200,918	$(331,764)		$2,756,213,681
Composition of Net Assets:
Paid-in-capital	$2,539,044,832	$315,651,104	—		$2,854,695,936
Net unrealized appreciation	20,461,570	4,793,005	—		25,254,575
Dividends in excess of net investment income	(25,765,297)	(1,949,171)	$(331,764	)(1)	(28,046,232)
Accumulated net realized loss	(86,396,578)	(9,294,020)	—		(95,690,598)
Net Assets	$2,447,344,527	$309,200,918	$(331,764)		$2,756,213,681
Class A Shares:
Net Assets	$1,540,677,489				$1,540,677,489
Shares Outstanding (unlimited authorized, $.01 par value)	171,345,552				171,345,552
Net Asset Value Per Share	$8.99				$8.99
Maximum Offering Price Per Share, (net asset value plus 4.44% of net asset value)	$9.39				$9.39

	Morgan Stanley U.S. Government Securities Trust	Morgan Stanley Government Income Trust	Pro-Forma Adjustments		Combined Fund
Class B Shares:
Net Assets	$624,186,712				$624,186,712
Shares Outstanding (unlimited authorized, $.01 par value)	69,347,483				69,347,483
Net Asset Value Per Share	$9.00				$9.00
Class C Shares:
Net Assets	$55,928,185				$55,928,185
Shares Outstanding (unlimited authorized, $.01 par value)	6,166,837				6,166,837
Net Asset Value Per Share	$9.07				$9.07
Class D Shares:
Net Assets	$226,552,141	$309,200,918	$(331,764	)(1)	$535,421,295
Shares Outstanding (unlimited authorized, $.01 par value)	25,181,540	31,880,656	2,475,002	(2)	59,537,198
Net Asset Value Per Share	$9.00	$9.70			$8.99
Market Value		$8.89

(1)	Represents a non-recurring cost in connection with the reorganization which will be borne by Morgan Stanley Government Income Trust.

(2)	Represents the difference between total additional shares to be issued (see Note 2) and current Morgan Stanley Government Income Trust shares outstanding.

See Notes to Pro Forma Financial Statements

Morgan Stanley U.S. Government Securities Trust
Pro-Forma Financial Statements
Statement of Operations
For the Twelve Months Ended September 30, 2006 (unaudited)

	Morgan Stanley U.S. Government Securities Trust	Morgan Stanley Government Income Trust	Pro-Forma Adjustments		Combined Fund
Net Investment Income:
Interest Income	$105,165,067	$14,435,464	—		$119,600,531
Expenses
Investment advisory fee	10,253,840	1,624,520	$(627,554	)(1)	11,250,806
Distribution fee (Class A shares)	4,215,451	—	—		4,215,451
Distribution fee (Class B shares)	35,012	—	—		35,012
Distribution fee (Class C shares)	478,399	—	—		478,399
Transfer agent fees and expenses	3,011,763	63,644	—		3,075,407
Administration fee	2,126,519	249,926	—		2,376,445
Shareholder reports and notices	270,640	51,823	(20,729	)(2)	301,734
Professional fees	81,863	76,812	(76,812	)(2)	81,863
Registration fees	109,335	125	(50	)(2)	109,410
Custodian fees	535,958	86,187	—		622,145
Trustees’ fees and expenses	43,425	11,539	—		54,964
Other	360,565	64,772	(610	)(2)	424,727
Total Expenses	21,522,770	2,229,348	(725,755)		23,026,363
Less: expense offset	(9,445)	(293)	—		(9,738)
Net Expenses	21,513,325	2,229,055	(725,755)		23,016,625
Net Investment Income	83,651,742	12,206,409	725,755		96,583,906
Net Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	9,007,644	(1,391,971)	—		7,615,673
Futures contracts	22,104,077	1,819,839	—		23,923,916
Options contracts	—	11,378	—		11,378
Net Realized Gain (Loss)	31,111,721	439,246	—		31,550,967
Net Change in Unrealized Appreciation/Depreciation on:
Investments	(36,202,618)	(2,087,672)	—		(38,290,290)
Futures contracts	(8,978,370)	(473,913)	—		(9,452,283)
Options contracts	—	(48,372)	—		(48,372)
Translation of other assets denominated in foreign currencies	—	(45)	—		(45)
Net Depreciation	(45,180,988)	(2,610,002)	—		(47,790,990)
Net Gain (Loss)	(14,069,267)	(2,170,756)	—		(16,240,023)
Net Increase	$69,582,475	$10,035,653	$725,755		$80,343,883

(1)	Reflects adjustment to investment management fees based on Morgan Stanely U.S. Government Securities Trust fee schedule.

(2)	Reflects elimination of duplicate services or fees.

See Notes to Pro Forma Financial Statements

Morgan Stanley U.S. Government Securities Trust
Notes to Pro Forma Financial Statements
(unaudited)

1.    Basis of Combination — The Pro Forma Statement of Assets and Liabilities, including the Portfolio of Investments, at September 30, 2006 and the related Statement of Operations (‘‘Pro Forma Statements’’) for the twelve months ended September 30, 2006, reflect the accounts of Morgan Stanley U.S. Government Securities (‘‘Government Securities’’) and Morgan Stanley Government Income Trust (‘‘Government Income’’).

The Pro Forma Statements give effect to the proposed transfer of all assets and liabilities of Government Income in exchange for shares in Government Securities. The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund included in its Statement of Additional Information.

2.    Shares of Beneficial Interest — The pro forma net asset value per share assumes the issuance of additional shares of Government Securities which would have been issued on September 30, 2006 in connection with the proposed reorganization. Shareholders of Government Income would become shareholders of Government Securities receiving Class D shares of Government Securities equal to the value of their holdings in Government Income. The amount of additional shares assumed to be issued was calculated based on the September 30, 2006 net assets of Government Income and the net asset value per share of Government Securities Class D as follows:

Government Income pre-merger shares	31,880,656
Government Income net assets	$309,200,918
Net asset value per share – Government Securities Class D	$9.00
Government Securities Class D merger shares issued	34,355,658
Difference between total additional shares to be issued and pre-merger Government Income shares outstanding	2,475,002

3.    Pro Forma Operations — The Pro Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund’s gross investment income. Certain expenses have been adjusted to reflect the expected expenses of the combined entity. The pro-forma investment management fees and plan of distribution fees of the Combined Fund are based on the fee schedule in effect for Government Securities at the combined level of average net assets for the twelve months ended September 30, 2006. The Pro Forma Statement of Operations does not include the effect of any realized gains or losses, or transaction fees incurred in connection with the realignment of the portfolio.

June 6, 2006

Supplement

SUPPLEMENT DATED JUNE 6, 2006 TO THE STATEMENTS OF ADDITIONAL INFORMATION OF

Morgan Stanley Aggressive Equity Fund, dated November 30, 2005
Morgan Stanley Allocator Fund, dated May 31, 2006
Morgan Stanley American Opportunities Fund, dated April 28, 2006
Morgan Stanley Balanced Growth Fund, dated May 31, 2006
Morgan Stanley Balanced Income Fund, dated May 31, 2006
Morgan Stanley California Tax-Free Income Fund, dated April 28, 2006
Morgan Stanley Capital Opportunities Trust, dated March 30, 2006
Morgan Stanley Convertible Securities Trust, dated January 27, 2006
Morgan Stanley Developing Growth Securities Trust, dated January 27, 2006
Morgan Stanley Dividend Growth Securities Inc., dated June 30, 2005
Morgan Stanley Equally-Weighted S&P 500 Fund, dated October 28, 2005
Morgan Stanley European Equity Fund Inc., dated February 28, 2006
Morgan Stanley Financial Services Trust, dated September 30, 2005
Morgan Stanley Flexible Income Trust, dated February 28, 2006
Morgan Stanley Fundamental Value Fund, dated January 27, 2006
Morgan Stanley Global Advantage Fund, dated September 30, 2005
Morgan Stanley Global Dividend Growth Securities, dated July 29, 2005
Morgan Stanley Global Utilities Fund, dated June 30, 2005
Morgan Stanley Growth Fund, dated July 29, 2005
Morgan Stanley Health Sciences Trust, dated November 30, 2005
Morgan Stanley High Yield Securities Inc., dated December 29, 2005
Morgan Stanley Income Builder Fund, dated January 27, 2006
Morgan Stanley Income Trust, dated December 29, 2005
Morgan Stanley Information Fund, dated July 29, 2005
Morgan Stanley International Fund, dated February 28, 2006
Morgan Stanley International SmallCap Fund, dated September 30, 2005
Morgan Stanley International Value Equity Fund, dated December 29, 2005
Morgan Stanley Japan Fund, dated September 30, 2005
Morgan Stanley Mid-Cap Value Fund, dated December 29, 2005
Morgan Stanley Mortgage Securities Trust, dated February 28, 2006
Morgan Stanley Multi-Asset Class Fund, dated January 27, 2006
Morgan Stanley Nasdaq-100 Index Fund, dated March 30, 2006
Morgan Stanley Natural Resource Development Securities Inc., dated June 30, 2005
Morgan Stanley New York Tax-Free Income Fund, dated April 28, 2006
Morgan Stanley Pacific Growth Fund Inc., dated February 28, 2006
Morgan Stanley Real Estate Fund, dated March 30, 2006
Morgan Stanley S&P 500 Index Fund, dated December 29, 2005
Morgan Stanley Small-Mid Special Value Fund, dated August 29, 2005
Morgan Stanley Special Growth Fund, dated June 30, 2005
Morgan Stanley Special Value Fund, dated November 30, 2005
Morgan Stanley Strategist Fund, dated November 30, 2005
Morgan Stanley Tax-Exempt Securities Trust, dated April 28, 2006
Morgan Stanley Total Market Index Fund, dated November 30, 2005
Morgan Stanley Total Return Trust, dated November 30, 2005
Morgan Stanley U.S. Government Securities Trust, dated April 28, 2006
Morgan Stanley Utilities Fund, dated April 28, 2006
Morgan Stanley Value Fund, dated January 27, 2006
(Collectively, the ‘‘Funds’’)

The disclosure in each Fund’s Statement of Additional Information in the section entitled ‘‘Investment Advisory and Other Services, Revenue Sharing’’ is hereby deleted and replaced with the following:

The Investment Adviser and/or Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to Morgan Stanley DW and certain unaffiliated brokers, dealers or other financial Intermediaries (‘‘Intermediaries’’) in connection with the sale or retention of Fund shares and/or shareholder servicing. For example, the Investment Adviser or the Distributor may pay additional compensation to Morgan Stanley DW and to Intermediaries for the purpose of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Morgan Stanley Funds), amount of assets invested by the Intermediary’s customers (which could include current or aged assets of the Fund and/or some or all other Morgan Stanley Funds), the Fund’s advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Investment Adviser and/or Distributor. The amount of these payments may be different for different Intermediaries.

These payments currently include the following amounts which are paid to Morgan Stanley DW and other Intermediaries or their salespersons in accordance with the applicable compensation structure:

(1)

On $1 million or more of Class A shares (for which no sales charge was paid) or net asset value purchases by certain employee benefit plans, Morgan Stanley DW and other Intermediaries receive a gross sales credit of up to 1.00% of the amount sold.*

(2)

On Class D shares (other than shares held by participants in the Morgan Stanley Funds Portfolio ArchitectSM Program, the Morgan Stanley Fund SolutionSM Program, the Morgan Stanley Personal PortfolioSM Program and Morgan Stanley Corporate Retirement Solutions), Morgan Stanley DW and other Intermediaries receive a gross sales credit of 0.25% of the amount sold and an annual fee of up to 0.15% of the current value of the Class D shares held in the applicable accounts. There is a chargeback of 100% of the gross sales credit amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the gross sales credit amount paid if the shares are redeemed in the second year.

(3)

On Class A, B and C shares (except on shares, if any, held by participants in the Morgan Stanley Fund SolutionSM Program, the Morgan Stanley Personal PortfolioSM Program and Morgan Stanley Corporate Retirement Solutions):

•

An amount up to 0.11% of gross sales of such shares; and

•

An annual fee in an amount up to 0.03% of the total average monthly net asset value of such shares (with respect to Morgan Stanley DW, this amount is paid only to the extent assets held in certain Morgan Stanley Funds exceed $9 billion).

(4)

An annual fee in an amount equal to 0.20% of the value of Fund shares held through 401(k) platforms in Morgan Stanley Corporate Retirement Services.

The prospect of receiving, or the receipt of, additional compensation, as described above, by Mortgan Stanley DW or other Intermediaries may provide Morgan Stanley DW or other Intermediaries and/or Financial Advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which Morgan Stanely DW or an Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

You should review carefully any disclosure by such brokers, dealers or other Intermediaries as to their compensation.

* Commissions or transaction fees paid to Morgan Stanley DW or other Intermediaries who initiate and are responsible for purchases of $1 million or more are computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

September 18, 2006

Supplement

SUPPLEMENT DATED SEPTEMBER 18, 2006 TO THE STATEMENTS OF ADDITIONAL INFORMATION OF

Morgan Stanley Allocator Fund, dated May 31,  2006
Morgan Stanley Balanced Fund, dated May 31,  2006
Morgan Stanley California Tax-Free Daily Income Trust, dated April 28, 2006
Morgan Stanley California Tax-Free Income Fund, dated April 28, 2006
Morgan Stanley Convertible Securities Trust, dated January 27,  2006
Morgan Stanley Developing Growth Securities Trust, dated January 27, 2006
Morgan Stanley Flexible Income Trust, dated February 28, 2006
Morgan Stanley High Yield Securities Inc., dated December 29, 2005
Morgan Stanley Income Trust, dated December 29, 2005
Morgan Stanley International Fund, dated February 28,  2006
Morgan Stanley Japan Fund, dated September 30,  2005
Morgan Stanley Limited Duration U.S. Treasury Trust, dated September 30, 2005
Morgan Stanley Mortgage Securities Trust, dated February 28, 2006
Morgan Stanley Multi-Asset Class Fund, dated January 27, 2006
Morgan Stanley Nasdaq-100 Index Fund, dated March 30,  2006
Morgan Stanley Natural Resource Development Securities Inc., dated June 28, 2006
Morgan Stanley New York Municipal Money Market Trust, dated February 14, 2006
Morgan Stanley New York Tax-Free Income Fund, dated April 28,  2006
Morgan Stanley S&P 500 Index Fund, dated December  29, 2005
Morgan Stanley Special Value Fund, dated November 30, 2005
Morgan Stanley Strategist Fund, dated November 30, 2005
Morgan Stanley Tax-Exempt Securities Trust, dated April 28, 2006
Morgan Stanley U.S. Government Securities Trust, dated April 28,  2006
Morgan Stanley Utilities Fund, dated April 28,  2006
(Collectively, the ‘‘Funds’’)

The information contained in each Fund’s Statement of Additional Information (‘‘SAI’’) in the section titled ‘‘III. Management of the Fund’’ is hereby deleted and replaced (except as indicated herein) with the following:

B.    Management Information

Trustees and Officers.    The Board of the Fund consists of 13 Trustees/Directors. For ease of reference, the term ‘‘Trustee’’ will be used in this section. These same individuals also serve as directors or trustees for all of the funds advised by the Investment Adviser (the ‘‘Retail Funds’’) and certain of the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the ‘‘Institutional Funds’’). Eleven Trustees have no affiliation or business connection with the Investment Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Investment Adviser's parent company, Morgan Stanley. These are the ‘‘non-interested’’ or ‘‘Independent’’ Trustees. The other two Trustees (the ‘‘Management Trustees’’) are affiliated with the Investment Adviser.

The Independent Trustees of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of August 23, 2006) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment advisor that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Frank L. Bowman (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (since February 2005); formerly variously, Admiral in the U.S. Navy, Director of Naval Nuclear Propulsion Program and Deputy Administrator—Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004), Honorary Knight Commander of the Most Excellent Order of the British Empire.	108	Director of the National Energy Foundation, the U.S. Energy Association, the American Council for Capital Formation and the Armed Services YMCA of the USA.
Michael Bozic (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private investor; Chairman of the Insurance Committee (since July 2006); Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987- 1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	175	Director of various business organizations.
Kathleen A. Dennis (53) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund consulting) (since 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	108	None.

*	This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Edwin J. Garn (73) 1031 N. Chartwell Court Salt Lake City, UT 84103	Trustee	Since January 1993	Consultant; Director or Trustee of the Retail Funds (since January 1993) and the Institutional Funds (since July 2003); Member of the Utah Regional Advisory Board of Pacific Corp. (utility company); formerly Managing Director of Summit Ventures LLC (lobbying and consulting firm) (2000-2004); United States Senator (R-Utah) (1974-1992) and Chairman, Senate Banking Committee (1980-1986), Mayor of Salt Lake City, Utah (1971-1974), Astronaut, Space Shuttle Discovery (April 12-19, 1985) and Vice Chairman, Huntsman Corporation (chemical company).	175	Director of Franklin Covey (time management systems), BMW Bank of North America, Inc. (industrial loan corporation), Escrow Bank USA (industrial loan corporation), United Space Alliance (joint venture between Lockheed Martin and the Boeing Company) and Nuskin Asia Pacific (multilevel marketing); member of the board of various civic and charitable organizations.
Wayne E. Hedien (72) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since September 1997	Retired; Director or Trustee of the Retail Funds (since September 1997) and the Institutional Funds (since July 2003); formerly associated with the Allstate Companies (1966-1994), most recently as Chairman of The Allstate Corporation (March 1993- December 1994) and Chairman and Chief Executive Officer of its wholly-owned subsidiary, Allstate Insurance Company (July 1989- December 1994).	175	Director of The PMI Group Inc. (private mortgage insurance); Trustee and Vice Chairman of The Field Museum of Natural History; Director of various other business and charitable organizations.
Dr. Manuel H. Johnson (57) c/o Johnson Smick Group Inc. 888 16th Street, NW Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc., a consulting firm; Chairman of the Audit Committee and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; formerly Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	175	Director of NVR, Inc. (home construction); Director of KFX Energy; Director of RBS Greenwich Capital Holdings (financial holding company).

*	This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Joseph J. Kearns (64) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Deputy Chairman of the Audit Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); previously Chairman of the Audit Committee of the Institutional Funds (October 2001-July 2003); formerly CFO of the J. Paul Getty Trust.	176	Director of Electro Rent Corporation (equipment leasing), The Ford Family Foundation, and the UCLA Foundation.
Michael F. Klein (47) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chief Operating Officer and Managing Director, Aetos Capital, LLC (since March 2000); formerly Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, and President, Morgan Stanley Institutional Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	108	Director of certain investment funds managed or sponsored by Aetos Capital LLC.
Michael E. Nugent (70) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairman of the Board and Trustee	Chairman of the Board since July 2006 and Trustee since July 1991	General Partner of Triumph Capital, L.P., a private investment partnership; Chairman of the Board of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly Chairman of the Insurance Committee (until July 2006); Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988).	175	None.
W. Allen Reed (59) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	108	Director of GMAC (financial services), GMAC Insurance Holdings, iShares, Inc. (exchange traded funds), and Temple-Inland Industries (Packaging, Banking and Forrest Products); member of the Board of Executives of the New York Stock Exchange, the Investment Advisory Committee for the New York State Retirement System and the Morgan Stanley Capital International Editorial Board; Director of various investment fund advisory boards.
Fergus Reid (74) c/o Lumelite Plastics Corporation 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairman of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	176	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by J.P. Morgan Investment Management Inc.

*	This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

The Trustees who are affiliated with the Investment Adviser or affiliates of the Investment Adviser (as set forth below) and executive officers of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Interested Trustee (as of August 23, 2006) and the other directorships, if any, held by the Trustee, are shown below. Mr. Charles A. Fiumefreddo will be retiring from the Board of Trustees, effective September 30, 2006.

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Management Trustee	Other Directorships Held by Trustee
Charles A. Fiumefreddo (73) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Trustee	Since July 1991	Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); formerly Chairman of the Retail Funds (July 1991-July 2006) and the Institutional Funds (July 2003-July 2006) and Chief Executive Officer of the Retail Funds (until September 2002).	175	None.
James F. Higgins (58) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and the Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	175	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*	This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Ronald E. Robison (67) 1221 Avenue of the Americas New York, NY 10020	President and Principal Executive Officer	President since September 2005 and Principal Executive Officer since May 2003	President (since September 2005) and Principal Executive Officer (since May 2003) of funds in the Fund Complex; President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; Managing Director, Director and/or Officer of the Investment Adviser and various entities affiliated with the Investment Adviser; Director of Morgan Stanley SICAV (since May 2004). Formerly, Executive Vice President (July 2003 to September 2005) of funds in the Fund Complex and the Van Kampen Funds; President and Director of the Institutional Funds (March 2001 to July 2003); Chief Global Operating Officer of Morgan Stanley Investment Management Inc.; Chief Administrative Officer of Morgan Stanley Investment Advisors Inc.; Chief Administrative Officer of Morgan Stanley Services Company Inc.
J. David Germany (52) Morgan Stanley Investment Management Limited 25 Cabot Square Canary Wharf, London United Kingdom E144QA	Vice President	Since February 2006	Managing Director and (since December 2005) Chief Investment Officer – Global Fixed Income of Morgan Stanley Investment Management; Managing Director and Director of Morgan Stanley Investment Management Limited; Vice President of the Retail and Institutional Funds (since February 2006).

*	This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Dennis F. Shea (53) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since February 2006	Managing Director and (since February 2006) Chief Investment Officer – Global Equity of Morgan Stanley Investment Management; Vice President of the Retail and Institutional Funds (since February 2006). Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.
Barry Fink (51) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since February 1997	Managing Director and General Counsel of Morgan Stanley Investment Management; Managing Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds and (since July 2003) the Institutional Funds. Formerly, Secretary, General Counsel and/or Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary and General Counsel of the Retail Funds.
Amy R. Doberman (44) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since July 2004	Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and the Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly, Managing Director and General Counsel – Americas, UBS Global Asset Management (July 2000 to July 2004).
Carsten Otto (43) 1221 Avenue of the Americas New York, NY 10020	Chief Compliance Officer	Since October 2004	Managing Director and U.S. Director of Compliance for Morgan Stanley Investment Management (since October 2004); Managing Director and Chief Compliance Officer of Morgan Stanley Investment Management. Formerly, Assistant Secretary and Assistant General Counsel of the Retail Funds.
Stefanie V. Chang Yu (40) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since December 1997	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds (since July 2002) and the Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Investment Adviser.
Francis J. Smith (41) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Treasurer and Chief Financial Officer	Treasurer since July 2003 and Chief Financial Officer since September 2002	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Treasurer and Chief Financial Officer of the Retail Funds (since July 2003). Formerly, Vice President of the Retail Funds (September 2002 to July 2003).
Mary E. Mullin (39) 1221 Avenue of the Americas New York, NY 10020	Secretary	Since July 1999	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary of the Retail Funds (since July 2003) and the Institutional Funds (since June 1999).

*	This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

In addition, the following individuals who are officers of the Investment Adviser or its affiliates serve as assistant secretaries of the Fund: Joanne Antico, Joseph C. Benedetti, Daniel E. Burton, Joanne Doldo, Tara A. Farrelly, Alice J. Gerstel, Eric C. Griffith, Lou Anne D. McInnis, Edward J. Meehan, Elisa Mitchell, Elizabeth Nelson, Debra Rubano, Rita Rubin, Sheri L. Schreck and Julian H. Yoo.

For each Director, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Investment Adviser, Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2005, is set forth in the Fund's current SAI referenced above. Ms. Dennis and Messrs. Bowman, Klein and Reid did not serve as Trustees of the Fund during the calendar year ended December 31, 2005.

As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.

Independent Trustees and the Committees.    Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Retail Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds' boards, such individuals may reject other attractive assignments because the Retail Funds make substantial demands on their time. Seven of the Independent Trustees serve as members of the Audit Committee. In addition, four Trustees, including three Independent Trustees, serve as members of the Insurance Committee, and three Independent Trustees serve as members of the Governance Committee.

The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Retail Funds have a Rule 12b-1 plan.

The Board of Trustees has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm's duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. The Fund has adopted a formal, written Audit Committee Charter. The number of Audit Committee meetings held by the Fund during its most recent fiscal year is set forth in the Fund's current SAI referenced above.

The members of the Audit Committee of the Fund are currently Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid. None of the members of the Fund's Audit Committee is an ‘‘interested person,’’ as defined under the Investment Company Act, of the Fund (with such disinterested Trustees being ‘‘Independent Trustees’’ or individually, ‘‘Independent Trustee’’). Each Independent Trustee is also ‘‘independent’’ from the Fund under the listing standards of the New York Stock Exchange, Inc. (‘‘NYSE’’). The current Chairperson of the Audit Committee of the Fund is Dr. Manuel H. Johnson.

The Board of Trustees of the Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Trustees on the Fund's Board and on committees of such Board and recommends such qualified individuals for nomination by the Fund's Independent Trustees as candidates for election as Independent Trustees, advises the Fund's Board with respect to Board composition, procedures and committees, develops and recommends to the Fund's Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board of Trustees and any Board committees and oversees periodic evaluations of the Fund's Board and its committees. The members of the Governance Committee of the Fund are currently Michael Bozic, Edwin J. Garn and Fergus Reid, each of whom is an Independent Trustee. The current Chairperson of the Governance Committee is Fergus Reid. The number of Governance Committee meetings held by the Fund during its most recent fiscal year is set forth in the Fund's SAI referenced above.

The Fund does not have a separate nominating committee. While the Fund's Governance Committee recommends qualified candidates for nominations as Independent Trustees, the Board of Trustees of the Fund believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, each current Independent Trustee (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid) participates in the election and nomination of candidates for election as Independent Trustees for the Fund. Persons recommended by the Fund's Governance Committee as candidates for nomination as Independent Trustees shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund's Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below under the caption ‘‘Shareholder Communications.’’

The number of Board of Trustee meetings and the number of meetings of the Independent Trustees held by the Fund during its most recent fiscal year is set forth in the Fund's SAI referenced above.

Finally, the Board has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Bozic, Fiumefreddo, Hedien and Nugent. Messrs. Bozic, Hedien and Nugent are Independent Trustees. The current Chairperson of the Insurance Committee is Michael Bozic. The number of Insurance Committee meetings held by the Fund during its most recent fiscal year is set forth in the Fund's SAI referenced above.

The Board has approved restructuring the Board Committees as follows:

Effective October 1, 2006, the Board will have four Committees: (1) Audit Committee, (2) Governance Committee, (3) Investment Committee and (4) Valuation, Insurance and Compliance Committee. The Investment Committee will have three sub-committees focusing on the fund's primary areas of investment, namely equities, fixed income and alternatives, as detailed below.

The members of the Audit Committee will be: Joseph J. Kearns (Chairperson), Michael E. Nugent, Wayne E. Hedien, Frank L. Bowman and W. Allen Reed. None of the members of the Audit Committee is an ‘‘interested person.’’

The members of the Governance Committee will be: Fergus Reid (Chairperson), Edwin J. Garn, Kathleen A. Dennis and Michael F. Klein.

The members of the Valuation, Insurance and Compliance Committee will be: Michael Bozic (Chairperson), Manuel H. Johnson and James F. Higgins. The Valuation, Insurance and Compliance Committee is responsible for overseeing the compliance function, reviewing the valuation process and addressing insurance coverage for the Funds and the Board.

The members of the Investment Committee will be: Manuel H. Johnson (Chairperson), Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, Edwin Garn, Wayne Hedien, James Higgins, Joseph Kearns, Michael Klein, Michael Nugent, Fergus Reid and W. Allen Reed. The Investment Committee oversees the portfolio investment process for and reviews the performance of the Funds. The Investment Committee also recommends to the Board to approve or renew the Funds' Investment Advisory and Administration Agreements.

The Investment committee will have three sub-committees, each with its own chairperson. The sub-committees and their members are as follows:

(1) Equity – W. Allen Reed (Chairperson), Michael E. Nugent and Frank L. Bowman

(2) Fixed Income – Michael F. Klein (Chairperson), Fergus Reid, Michael Bozic, and Edwin J. Garn

(3) Closed-end, Money Market and Alternatives – Kathleen A. Dennis (Chairperson), James F. Higgins, Joseph J. Kearns and Wayne E. Hedien.

The sub-sections in section III. Management of the Fund – B. Management Information entitled ‘‘Advantages of Having Same Individuals as Trustees for the Retail Funds and the Institutional Funds,’’ ‘‘Trustees and Officer Indemnification,’’ and ‘‘Shareholder Communications,’’ set forth in each Fund's current SAI as referenced above, remains unchanged.

The first two paragraphs of the section III. Management of the Fund – C. Compensation are hereby deleted and replaced with the following:

Each Independent Trustee receives an annual fee of $180,000 for serving the Retail Funds and the Institutional Funds. Prior to October 1, 2005, each Independent Trustee received an annual retainer fee of $168,000 for serving the Retail Funds and the Institutional Funds. In addition, each Independent Trustee received $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year, so that an Independent Trustee who attended all six meetings received total compensation of $180,000 for serving the funds.

Prior to October 1, 2006, the Chairperson of the Audit Committee received an additional annual retainer fee of $60,000. Other Committee Chairpersons and the Deputy Chairperson of the Audit Committee received an additional annual retainer fee of $30,000. Effective October 1, 2006, the Chairperson of the Audit Committee receives an additional annual retainer fee of $75,000 and the Investment Committee Chairperson receives an additional retainer of $60,000. Other Committee Chairpersons receive an additional annual retainer of $30,000 and the Investment sub-committee chairpersons receive an additional annual retainer of $15,000. The aggregate compensation paid to each Independent Trustee is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. As of July 1, 2006, Mr. Fiumefreddo resigned as Chairman of the Boards of the Retail Funds and the Institutional Funds and was succeeded by Mr. Nugent. Prior to July 1, 2006, Mr. Fiumefreddo received an annual fee for his services as Chairman of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board. As of July 1, 2006, Mr. Nugent receives an annual fee of $360,000 for his services.

The remainder of section III. Management of the Fund – C. Compensation remains unchanged. Ms. Dennis and Messrs. Bowman, Klein and Reed did not serve as Trustees of the Fund during each Fund's most recent fiscal year end and therefore did not receive any compensation from the Fund during the period.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

September 19, 2006

Supplement

SUPPLEMENT DATED SEPTEMBER 19, 2006 TO THE STATEMENTS OF ADDITIONAL INFORMATION OF

Morgan Stanley Allocator Fund, dated May 31,  2006
Morgan Stanley Balanced Fund, dated May 31,  2006
Morgan Stanley California Tax-Free Daily Income Trust, dated April 28, 2006
Morgan Stanley California Tax-Free Income Fund, dated April 28, 2006
Morgan Stanley Convertible Securities Trust, dated January 27,  2006
Morgan Stanley Developing Growth Securities Trust, dated January 27, 2006
Morgan Stanley Flexible Income Trust, dated February 28, 2006
Morgan Stanley Income Trust, dated December 29, 2005
Morgan Stanley International Fund, dated February 28, 2006
Morgan Stanley Japan Fund, dated September 30, 2005
Morgan Stanley Limited Duration U.S. Treasury Trust, dated September  30, 2005
Morgan Stanley Mortgage Securities Trust, dated February 28, 2006
Morgan Stanley Multi-Asset Class Fund, dated January 27, 2006
Morgan Stanley Nasdaq-100 Index Fund, dated March 30, 2006
Morgan Stanley Natural Resource Development Securities Inc., dated June  28, 2006
Morgan Stanley New York Municipal Money Market Trust, dated February 14, 2006
Morgan Stanley New York Tax-Free Income Fund, dated April 28,  2006
Morgan Stanley S&P 500 Index Fund, dated December  29, 2005
Morgan Stanley Special Value Fund, dated November 30, 2005
Morgan Stanley Strategist Fund, dated November 30, 2005
Morgan Stanley Tax-Exempt Securities Trust, dated April 28, 2006
Morgan Stanley U.S. Government Securities Trust, dated April 28,  2006
Morgan Stanley Utilities Fund, dated April 28,  2006
(Collectively, the ‘‘Funds’’)

The information contained in each Fund’s Statement of Additional Information (‘‘SAI’’) in the section titled ‘‘III. Management of the Fund’’ is hereby deleted and replaced (except as indicated herein) with the following:

B.    Management Information

Trustees and Officers.    The Board of the Fund consists of 13 Trustees/Directors. For ease of reference, the term ‘‘Trustee’’ will be used in this section. These same individuals also serve as directors or trustees for all of the funds advised by the Investment Adviser (the ‘‘Retail Funds’’) and certain of the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the ‘‘Institutional Funds’’). Eleven Trustees have no affiliation or business connection with the Investment Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Investment Adviser's parent company, Morgan Stanley. These are the ‘‘non-interested’’ or ‘‘Independent’’ Trustees. The other two Trustees (the ‘‘(Interested Trustees’’) are affiliated with the Investment Adviser.

The Independent Trustees of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of August 23, 2006) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment advisor that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Frank L. Bowman (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (since February 2005); formerly variously, Admiral in the U.S. Navy, Director of Naval Nuclear Propulsion Program and Deputy Administrator—Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004), Honorary Knight Commander of the Most Excellent Order of the British Empire.	108	Director of the National Energy Foundation, the U.S. Energy Association, the American Council for Capital Formation and the Armed Services YMCA of the USA.
Michael Bozic (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private investor; Chairman of the Insurance Committee (since July 2006); Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987- 1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	175	Director of various business organizations.
Kathleen A. Dennis (53) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund consulting) (since 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	108	None.

*	This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Edwin J. Garn (73) 1031 N. Chartwell Court Salt Lake City, UT 84103	Trustee	Since January 1993	Consultant; Director or Trustee of the Retail Funds (since January 1993) and the Institutional Funds (since July 2003); Member of the Utah Regional Advisory Board of Pacific Corp. (utility company); formerly Managing Director of Summit Ventures LLC (lobbying and consulting firm) (2000-2004); United States Senator (R-Utah) (1974-1992) and Chairman, Senate Banking Committee (1980-1986), Mayor of Salt Lake City, Utah (1971-1974), Astronaut, Space Shuttle Discovery (April 12-19, 1985) and Vice Chairman, Huntsman Corporation (chemical company).	175	Director of Franklin Covey (time management systems), BMW Bank of North America, Inc. (industrial loan corporation), Escrow Bank USA (industrial loan corporation), United Space Alliance (joint venture between Lockheed Martin and the Boeing Company) and Nuskin Asia Pacific (multilevel marketing); member of the board of various civic and charitable organizations.
Wayne E. Hedien (72) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since September 1997	Retired; Director or Trustee of the Retail Funds (since September 1997) and the Institutional Funds (since July 2003); formerly associated with the Allstate Companies (1966-1994), most recently as Chairman of The Allstate Corporation (March 1993- December 1994) and Chairman and Chief Executive Officer of its wholly-owned subsidiary, Allstate Insurance Company (July 1989- December 1994).	175	Director of The PMI Group Inc. (private mortgage insurance); Trustee and Vice Chairman of The Field Museum of Natural History; Director of various other business and charitable organizations.
Dr. Manuel H. Johnson (57) c/o Johnson Smick Group Inc. 888 16th Street, NW Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc., a consulting firm; Chairman of the Audit Committee and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; formerly Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	175	Director of NVR, Inc. (home construction); Director of KFX Energy; Director of RBS Greenwich Capital Holdings (financial holding company).

*	This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Joseph J. Kearns (64) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Deputy Chairman of the Audit Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); previously Chairman of the Audit Committee of the Institutional Funds (October 2001-July 2003); formerly CFO of the J. Paul Getty Trust.	176	Director of Electro Rent Corporation (equipment leasing), The Ford Family Foundation, and the UCLA Foundation.
Michael F. Klein (47) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chief Operating Officer and Managing Director, Aetos Capital, LLC (since March 2000); formerly Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, and President, Morgan Stanley Institutional Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	108	Director of certain investment funds managed or sponsored by Aetos Capital LLC.
Michael E. Nugent (70) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairman of the Board and Trustee	Chairman of the Board since July 2006 and Trustee since July 1991	General Partner of Triumph Capital, L.P., a private investment partnership; Chairman of the Board of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly Chairman of the Insurance Committee (until July 2006); Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988).	175	None.
W. Allen Reed (59) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	108	Director of GMAC
(financial services) and Temple-Inland
Industries
(Packaging,
Banking and Forest Products); member
of the Morgan
Stanley Capital
International
Editorial Board;
Director of Legg
Mason and Director
of various
investment fund
					advisory boards.
Fergus Reid (74) c/o Lumelite Plastics Corporation 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairman of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	176	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by J.P. Morgan Investment Management Inc.

*	This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

The Trustees who are affiliated with the Investment Adviser or affiliates of the Investment Adviser (as set forth below) and executive officers of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Interested Trustee (as of August 23, 2006) and the other directorships, if any, held by the Trustee, are shown below. Mr. Charles A. Fiumefreddo will be retiring from the Board of Trustees, effective September 30, 2006.

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee	Other Directorships Held by Trustee
Charles A. Fiumefreddo (73) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Trustee	Since July 1991	Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); formerly Chairman of the Retail Funds (July 1991-July 2006) and the Institutional Funds (July 2003-July 2006) and Chief Executive Officer of the Retail Funds (until September 2002).	175	None.
James F. Higgins (58) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and the Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	175	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*	This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Ronald E. Robison (67) 1221 Avenue of the Americas New York, NY 10020	President and Principal Executive Officer	President since September 2005 and Principal Executive Officer since May 2003	President (since September 2005) and Principal Executive Officer (since May 2003) of funds in the Fund Complex; President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; Managing Director, Director and/or Officer of the Investment Adviser and various entities affiliated with the Investment Adviser; Director of Morgan Stanley SICAV (since May 2004). Formerly, Executive Vice President (July 2003 to September 2005) of funds in the Fund Complex and the Van Kampen Funds; President and Director of the Institutional Funds (March 2001 to July 2003); Chief Global Operating Officer of Morgan Stanley Investment Management Inc.; Chief Administrative Officer of Morgan Stanley Investment Advisors Inc.; Chief Administrative Officer of Morgan Stanley Services Company Inc.
J. David Germany (52) Morgan Stanley Investment Management Limited 25 Cabot Square Canary Wharf, London United Kingdom E144QA	Vice President	Since February 2006	Managing Director and (since December 2005) Chief Investment Officer – Global Fixed Income of Morgan Stanley Investment Management; Managing Director and Director of Morgan Stanley Investment Management Limited; Vice President of the Retail and Institutional Funds (since February 2006).

*	This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Dennis F. Shea (53) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since February 2006	Managing Director and (since February 2006) Chief Investment Officer – Global Equity of Morgan Stanley Investment Management; Vice President of the Retail and Institutional Funds (since February 2006). Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.
Barry Fink (51) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since February 1997	Managing Director and General Counsel of Morgan Stanley Investment Management; Managing Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds and (since July 2003) the Institutional Funds. Formerly, Secretary, General Counsel and/or Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary and General Counsel of the Retail Funds.
Amy R. Doberman (44) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since July 2004	Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and the Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly, Managing Director and General Counsel – Americas, UBS Global Asset Management (July 2000 to July 2004).
Carsten Otto (43) 1221 Avenue of the Americas New York, NY 10020	Chief Compliance Officer	Since October 2004	Managing Director and U.S. Director of Compliance for Morgan Stanley Investment Management (since October 2004); Managing Director and Chief Compliance Officer of Morgan Stanley Investment Management. Formerly, Assistant Secretary and Assistant General Counsel of the Retail Funds.
Stefanie V. Chang Yu (40) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since December 1997	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds (since July 2002) and the Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Investment Adviser.
Francis J. Smith (41) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Treasurer and Chief Financial Officer	Treasurer since July 2003 and Chief Financial Officer since September 2002	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Treasurer and Chief Financial Officer of the Retail Funds (since July 2003). Formerly, Vice President of the Retail Funds (September 2002 to July 2003).
Mary E. Mullin (39) 1221 Avenue of the Americas New York, NY 10020	Secretary	Since July 1999	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary of the Retail Funds (since July 2003) and the Institutional Funds (since June 1999).

*	This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

In addition, the following individuals who are officers of the Investment Adviser or its affiliates serve as assistant secretaries of the Fund: Joanne Antico, Joseph C. Benedetti, Daniel E. Burton, Joanne Doldo, Tara A. Farrelly, Alice J. Gerstel, Eric C. Griffith, Lou Anne D. McInnis, Edward J. Meehan, Elisa Mitchell, Elizabeth Nelson, Debra Rubano, Rita Rubin, Sheri L. Schreck and Julien H. Yoo.

For each Director, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Investment Adviser, Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2005, is set forth in the Fund's current SAI referenced above. Ms. Dennis and Messrs. Bowman, Klein and Reid did not serve as Trustees of the Fund during the calendar year ended December 31, 2005.

As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.

Independent Trustees and the Committees.    Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Retail Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds' boards, such individuals may reject other attractive assignments because the Retail Funds make substantial demands on their time. Seven of the Independent Trustees serve as members of the Audit Committee. In addition, four Trustees, including three Independent Trustees, serve as members of the Insurance Committee, and three Independent Trustees serve as members of the Governance Committee.

The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Retail Funds have a Rule 12b-1 plan.

The Board of Trustees has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm's duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. The Fund has adopted a formal, written Audit Committee Charter. The number of Audit Committee meetings held by the Fund during its most recent fiscal year is set forth in the Fund's current SAI referenced above.

The members of the Audit Committee of the Fund are currently Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid. None of the members of the Fund's Audit Committee is an ‘‘interested person,’’ as defined under the Investment Company Act, of the Fund (with such disinterested Trustees being ‘‘Independent Trustees’’ or individually, ‘‘Independent Trustee’’). Each Independent Trustee is also ‘‘independent’’ from the Fund under the listing standards of the New York Stock Exchange, Inc. (‘‘NYSE’’). The current Chairperson of the Audit Committee of the Fund is Dr. Manuel H. Johnson.

The Board of Trustees of the Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Trustees on the Fund's Board and on committees of such Board and recommends such qualified individuals for nomination by the Fund's Independent Trustees as candidates for election as Independent Trustees, advises the Fund's Board with respect to Board composition, procedures and committees, develops and recommends to the Fund's Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board of Trustees and any Board committees and oversees periodic evaluations of the Fund's Board and its committees. The members of the Governance Committee of the Fund are currently Michael Bozic, Edwin J. Garn and Fergus Reid, each of whom is an Independent Trustee. The current Chairperson of the Governance Committee is Fergus Reid. The number of Governance Committee meetings held by the Fund during its most recent fiscal year is set forth in the Fund's SAI referenced above.

The Fund does not have a separate nominating committee. While the Fund's Governance Committee recommends qualified candidates for nominations as Independent Trustees, the Board of Trustees of the Fund believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, each current Independent Trustee (Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid) participates in the election and nomination of candidates for election as Independent Trustees for the Fund. Persons recommended by the Fund's Governance Committee as candidates for nomination as Independent Trustees shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund's Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below under the caption ‘‘Shareholder Communications.’’

The number of Board of Trustee meetings and the number of meetings of the Independent Trustees held by the Fund during its most recent fiscal year is set forth in the Fund's SAI referenced above.

Finally, the Board has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Bozic, Fiumefreddo, Hedien and Nugent. Messrs. Bozic, Hedien and Nugent are Independent Trustees. The current Chairperson of the Insurance Committee is Michael Bozic. The number of Insurance Committee meetings held by the Fund during its most recent fiscal year is set forth in the Fund's SAI referenced above.

The Board has approved restructuring the Board Committees as follows:

Effective October 1, 2006, the Board will have four Committees: (1) Audit Committee, (2) Governance Committee, (3) Investment Committee and (4) Valuation, Insurance and Compliance Committee. The Investment Committee will have three sub-committees focusing on the fund's primary areas of investment, namely equities, fixed income and alternatives, as detailed below.

The members of the Audit Committee will be: Joseph J. Kearns (Chairperson), Michael E. Nugent, Wayne E. Hedien, Frank L. Bowman and W. Allen Reed. None of the members of the Audit Committee is an ‘‘interested person.’’

The members of the Governance Committee will be: Fergus Reid (Chairperson), Edwin J. Garn, Kathleen A. Dennis and Michael F. Klein.

The members of the Valuation, Insurance and Compliance Committee will be: Michael Bozic (Chairperson), Manuel H. Johnson and James F. Higgins. The Valuation, Insurance and Compliance Committee is responsible for overseeing the compliance function, reviewing the valuation process and addressing insurance coverage for the Funds and the Board.

The members of the Investment Committee will be: Manuel H. Johnson (Chairperson), Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, Edwin Garn, Wayne Hedien, James Higgins, Joseph Kearns, Michael Klein, Michael Nugent, Fergus Reid and W. Allen Reed. The Investment Committee

oversees the portfolio investment process for and reviews the performance of the Funds. The Investment Committee also recommends to the Board to approve or renew the Funds' Investment Advisory and Administration Agreements.

The Investment committee will have three sub-committees, each with its own chairperson. The sub-committees and their members are as follows:

(1) Equity – W. Allen Reed (Chairperson), Michael E. Nugent and Frank L. Bowman

(2) Fixed Income – Michael F. Klein (Chairperson), Fergus Reid, Michael Bozic, and Edwin J. Garn

(3) Closed-end, Money Market and Alternatives – Kathleen A. Dennis (Chairperson), James F. Higgins, Joseph J. Kearns and Wayne E. Hedien.

The sub-sections in section III. Management of the Fund – B. Management Information entitled ‘‘Advantages of Having Same Individuals as Trustees for the Retail Funds and the Institutional Funds,’’ ‘‘Trustees and Officer Indemnification,’’ and ‘‘Shareholder Communications,’’ set forth in each Fund's current SAI as referenced above, remains unchanged.

The first two paragraphs of the section III. Management of the Fund – C. Compensation are hereby deleted and replaced with the following:

Each Independent Trustee receives an annual fee of $180,000 for serving the Retail Funds and the Institutional Funds. Prior to October 1, 2005, each Independent Trustee received an annual retainer fee of $168,000 for serving the Retail Funds and the Institutional Funds. In addition, each Independent Trustee received $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year, so that an Independent Trustee who attended all six meetings received total compensation of $180,000 for serving the funds.

Prior to October 1, 2006, the Chairperson of the Audit Committee received an additional annual retainer fee of $60,000. Other Committee Chairpersons and the Deputy Chairperson of the Audit Committee received an additional annual retainer fee of $30,000. Effective October 1, 2006, the Chairperson of the Audit Committee receives an additional annual retainer fee of $75,000 and the Investment Committee Chairperson receives an additional retainer of $60,000. Other Committee Chairpersons receive an additional annual retainer of $30,000 and the Investment sub-committee chairpersons receive an additional annual retainer of $15,000. The aggregate compensation paid to each Independent Trustee is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. As of July 1, 2006, Mr. Fiumefreddo resigned as Chairman of the Boards of the Retail Funds and the Institutional Funds and was succeeded by Mr. Nugent. Prior to July 1, 2006, Mr. Fiumefreddo received an annual fee for his services as Chairman of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board. As of July 1, 2006, Mr. Nugent receives an annual fee of $360,000 for his services.

The remainder of section III. Management of the Fund – C. Compensation remains unchanged. Ms. Dennis and Messrs. Bowman, Klein and Reed did not serve as Trustees of the Fund during each Fund's most recent fiscal year end and therefore did not receive any compensation from the Fund during the period.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

October 20, 2006

Supplement

SUPPLEMENT DATED OCTOBER 20, 2006 TO THE STATEMENTS OF ADDITIONAL INFORMATION OF

Morgan Stanley Allocator Fund, dated May 31, 2006
Morgan Stanley Balanced Fund, dated May 31, 2006
Morgan Stanley California Tax-Free Daily Income Trust, dated April 28, 2006
Morgan Stanley California Tax-Free Income Fund, dated April 28, 2006
Morgan Stanley Capital Opportunities Trust, dated March 30, 2006
Morgan Stanley Convertible Securities Trust, dated January 27, 2006
Morgan Stanley Developing Growth Securities Trust, dated January 27, 2006
Morgan Stanley Dividend Growth Securities Inc., dated June 30, 2006
Morgan Stanley Equally-Weighted S&P 500 Fund, dated October 28, 2005
Morgan Stanley European Equity Fund Inc., dated February 28, 2006
Morgan Stanley Financial Services Trust, dated September 29, 2006
Morgan Stanley Flexible Income Trust, dated February 28, 2006
Morgan Stanley Focus Growth Fund, dated April 28, 2006
Morgan Stanley Fundamental Value Fund, dated January 27, 2006
Morgan Stanley Global Advantage Fund, dated September 29, 2006
Morgan Stanley Global Dividend Growth Securities, dated July 31, 2006
Morgan Stanley Health Sciences Trust, dated November 30, 2005
Morgan Stanley High Yield Securities Inc., dated December 29, 2005
Morgan Stanley Income Trust, dated December 29, 2005
Morgan Stanley International Fund, dated February 28, 2006
Morgan Stanley International SmallCap Fund, dated September 29, 2006
Morgan Stanley International Value Equity Fund, dated December 29, 2005
Morgan Stanley Japan Fund, dated September 29, 2006
Morgan Stanley Limited Duration Fund, dated August 31, 2006
Morgan Stanley Limited Duration U.S. Treasury Trust, dated September 29, 2006
Morgan Stanley Limited Term Municipal Trust, dated July 31, 2006
Morgan Stanley Mid-Cap Value Fund, dated December 29, 2005
Morgan Stanley Mortgage Securities Trust, dated February 28, 2006
Morgan Stanley Multi-Asset Class Fund, dated January 27, 2006
Morgan Stanley Nasdaq-100 Index Fund, dated March 30, 2006
Morgan Stanley Natural Resource Development Securities Inc., dated June 28, 2006
Morgan Stanley New York Municipal Money Market Trust, dated February 14, 2006
Morgan Stanley New York Tax-Free Income Fund, dated April 28, 2006
Morgan Stanley Pacific Growth Fund Inc., dated February 28, 2006
Morgan Stanley Real Estate Fund, dated March 30, 2006
Morgan Stanley S&P 500 Index Fund, dated December 29, 2005
Morgan Stanley Small-Mid Special Value Fund, dated August 31, 2006
Morgan Stanley Special Value Fund, dated November 30, 2005
Morgan Stanley Strategist Fund, dated November 30, 2005
Morgan Stanley Tax-Exempt Securities Trust, dated April 28, 2006
Morgan Stanley Tax-Free Daily Income Trust, dated April 28, 2006
Morgan Stanley Total Market Index Fund, dated November 30, 2005
Morgan Stanley U.S. Government Securities Trust, dated April 28, 2006
Morgan Stanley Utilities Fund, dated April 28, 2006
Morgan Stanley Value Fund, dated January 27, 2006
(Collectively, the ‘‘Fund’’)

The information regarding the Board of Directors and executive officers contained in each Fund’s Statement of Additional Information (‘‘SAI’’) in the section titled ‘‘III. Management of the Fund’’ is hereby deleted and replaced (except as indicated herein) with the following:

B.    Management Information

Trustees and Officers.    For ease of reference, the term ‘‘Trustee’’ will be used in this section. The Board of the Fund consists of 12 Trustees. These same Trustees also serve as directors or trustees for certain of the funds advised by the Investment Adviser (the ‘‘Retail Funds’’) and Morgan Stanley AIP GP LP and Morgan Stanley Investment Management Inc. (the ‘‘Institutional Funds’’). Eleven Trustees have no affiliation or business connection with the Investment Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Investment Adviser’s parent company, Morgan Stanley. These Trustees are the ‘‘non-interested’’ or ‘‘Independent Trustees’’ of the Fund. The other Trustee (the ‘‘Interested Trustee’’) is affiliated with the Investment Adviser.

Independent Trustees.    The Independent Trustees of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of October 2, 2006) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

INDEPENDENT TRUSTEES:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee	Other Directorships Held by Interested Trustee
Frank L. Bowman (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (since February 2005); Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly variously, Admiral in the U.S. Navy, Director of Naval Nuclear Propulsion Program and Deputy Administrator—Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Honorary Knight Commander of the Most Excellent Order of the British Empire.	161	Director of the National Energy Foundation, the U.S. Energy Association, the American Council for Capital Formation and the Armed Services YMCA of the USA.
Michael Bozic (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private investor; Chairperson of the Valuation, Insurance and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	175	Director of various business organizations.

 *

This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee	Other Directorships Held by Interested Trustee
Kathleen A. Dennis (53) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund consulting) (since July 2006); Chairperson of the Closed-End, Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	161	None.
Edwin J. Garn (74) 1031 N. Chartwell Court Salt Lake City, UT 84111-2215	Trustee	Since January 1993	Consultant; Director or Trustee of the Retail Funds (since January 1993) and the Institutional Funds (since July 2003); member of the Utah Regional Advisory Board of Pacific Corp. (utility company); formerly Managing Director of Summit Ventures LLC (lobbying and consulting firm) (2000-2004), United States Senator (R-Utah) (1974-1992) and Chairman, Senate Banking Committee (1980-1986), Mayor of Salt Lake City, Utah (1971-1974), Astronaut, Space Shuttle Discovery (April 12-19, 1985) and Vice Chairman, Huntsman Corporation (chemical company).	175	Director of Franklin Covey (time management systems), BMW Bank of North America, Inc. (industrial loan corporation), Escrow Bank USA (industrial loan corporation), United Space Alliance (joint venture between Lockheed Martin and the Boeing Company) and Nuskin Asia Pacific (multilevel marketing); member of the boards of various civic and charitable organizations.
Wayne E. Hedien (72) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since September 1997	Retired; Director or Trustee of the Retail Funds (since September 1997) and the Institutional Funds (since July 2003); formerly associated with the Allstate Companies (1966-1994), most recently as Chairman of The Allstate Corporation (March 1993- December 1994) and Chairman and Chief Executive Officer of its wholly-owned subsidiary, Allstate Insurance Company (July 1989- December 1994).	175	Director of The PMI Group Inc. (private mortgage insurance); Trustee and Vice Chairman of The Field Museum of Natural History; director of various other business and charitable organizations.
Dr. Manuel H. Johnson (57) c/o Johnson Smick Group Inc. 888 16th Street, NW Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; formerly Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	175	Director of NVR, Inc. (home construction); Director of KFX Energy; Director of RBS Greenwich Capital Holdings (financial holding company).

 *

This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee	Other Directorships Held by Interested Trustee
Joseph J. Kearns (64) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); formerly Deputy Chairman of the Audit Committee (July 2003-September 2006) and Chairman of the Audit Committee of the Institutional Funds (October 2001-July 2003); formerly CFO of the J. Paul Getty Trust.	176	Director of Electro Rent Corporation (equipment leasing), The Ford Family Foundation and the UCLA Foundation.
Michael F. Klein (47) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chief Operating Officer and Managing Director, Aetos Capital, LLC (since March 2000); Chairperson of the Fixed-Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	161	Director of certain investment funds managed or sponsored by Aetos Capital LLC.
Michael E. Nugent (70) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairman of the Board and Trustee	Chairman of the Board since July 2006 and Trustee since July 1991	General Partner of Triumph Capital, L.P., a private investment partnership; Chairman of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly Chairperson of the Insurance Committee (until July 2006); Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988).	175	None.
W. Allen Reed (59) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	161	Director of GMAC
(financial services), GMAC Insurance and Temple-Inland Industries (packaging, banking and forrest products); member of the Board of Morgan
Stanley Capital International
Editorial Board; Director of Legg
					Mason and various investment fund advisory boards.
Fergus Reid (74) c/o Lumelite Plastics Corporation 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	176	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by J.P. Morgan Investment Management Inc.

 *

This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

Interested Trustee.    The Trustee who is affiliated with the Investment Adviser or affiliates of the Investment Adviser (as set forth below) and executive officers of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee (as of October 2, 2006) and the other directorships, if any, held by the Interested Trustee, are shown below.

INTERESTED TRUSTEE:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee	Other Directorships Held by Interested Trustee
James F. Higgins (58) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and the Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	175	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

**

This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

EXECUTIVE OFFICERS:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served***	Principal Occupation(s) During Past 5 Years
Ronald E. Robison (67) 1221 Avenue of the Americas New York, NY 10020	President and Principal Executive Officer	President since September 2005 and Principal Executive Officer since May 2003	President (since September 2005) and Principal Executive Officer (since May 2003) of funds in the Fund Complex; President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; Managing Director, Director and/or Officer of the Investment Adviser and various entities affiliated with the Investment Adviser; Director of Morgan Stanley SICAV (since May 2004). Formerly, Executive Vice President (July 2003 to September 2005) of funds in the Fund Complex and the Van Kampen Funds; President and Director of the Institutional Funds (March 2001 to July 2003); Chief Global Operating Officer of the Investment Adviser; Chief Administrative Officer of Morgan Stanley Investment Management Inc.; Chief Administrative Officer of Morgan Stanley Services Company Inc.
J. David Germany (52) Morgan Stanley Investment Management Limited 25 Cabot Square Canary Wharf, London United Kingdom E144QA	Vice President	Since February 2006	Managing Director and (since December 2005) Chief Investment Officer – Global Fixed Income of Morgan Stanley Investment Management; Managing Director and Director of Morgan Stanley Investment Management Limited; Vice President of the Retail and Institutional Funds (since February 2006).
Dennis F. Shea (53) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since February 2006	Managing Director and (since February 2006) Chief Investment Officer – Global Equity of Morgan Stanley Investment Management; Vice President of the Retail and Institutional Funds (since February 2006). Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.

***

This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served***	Principal Occupation(s) During Past 5 Years
Barry Fink (51) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since February 1997	Managing Director and General Counsel of Morgan Stanley Investment Management; Managing Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds and (since July 2003) the Institutional Funds. Formerly, Secretary, General Counsel and/or Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary and General Counsel of the Retail Funds.
Amy R. Doberman (44) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since July 2004	Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and the Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly, Managing Director and General Counsel – Americas, UBS Global Asset Management (July 2000 to July 2004).
Carsten Otto (42) 1221 Avenue of the Americas New York, NY 10020	Chief Compliance Officer	Since October 2004	Managing Director and U.S. Director of Compliance for Morgan Stanley Investment Management (since October 2004); Managing Director and Chief Compliance Officer of Morgan Stanley Investment Management. Formerly, Assistant Secretary and Assistant General Counsel of the Retail Funds.
Stefanie V. Chang Yu (39) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since December 1997	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds (since July 2002) and the Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Investment Adviser.
Mary E. Mullin (39) 1221 Avenue of the Americas New York, NY 10020	Secretary	Since June 1999	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary of the Retail Funds (since July 2003) and the Institutional Funds (since June 1999).

***

This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

In addition, the following individuals who are officers of the Investment Adviser or its affiliates serve as assistant secretaries of the Fund: Joanne Antico, Joseph C. Benedetti, Daniel E. Burton, Joanne Doldo, Tara A. Farrelly, Alice J. Gerstel, Eric C. Griffith, Lou Anne D. McInnis, Edward J. Meehan, Elisa Mitchell, Elizabeth Nelson, Debra Rubano, Rita Rubin, Sheri L. Schreck and Julien H. Yoo.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Investment Adviser, Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP) for the calendar year ended December  31, 2005, is set forth in the Fund’s current SAI referenced above. Kathleen A.  Dennis, Frank L. Bowman, Michael F. Klein and W. Allen Reed did not serve as Trustees of the Fund during the calendar year ended December 31, 2005.

As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

Independent Trustees and the Committees.    Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Retail Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia. These are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds’ Boards, such individuals may reject other attractive assignments because the Retail Funds make substantial demands on their time. The Board has four Committees: (1) Audit Committee, (2) Governance Committee, (3) Valuation, Insurance and Compliance Committee and (4) Investment Committee. The Investment Committee has three Sub-Committees focusing on the Fund’s primary areas of investment, namely equities, fixed-income and alternatives, as detailed below. Five of the Independent Trustees serve as members of the Audit Committee, four Independent Trustees serve as members of the Governance Committee, three Trustees, including two Independent Trustees, serve as members of the Valuation, Insurance and Compliance Committee and all of the Trustees serve as members of the Investment Committee.

The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any fund that has a Rule 12b-1 plan of distribution. Most of the Retail Funds have a Rule 12b-1 plan.

The Board of Trustees has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund’s independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm’s duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public account firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund’s system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. The Fund has adopted a formal, written Audit Committee Charter. The number of Audit Committee meetings held by the Fund during its most recent fiscal year is set forth in the Fund’s SAI referenced above.

The members of the Audit Committee of the Fund are currently Frank L. Bowman, Wayne E. Hedien, Joseph J. Kearns, Michael E. Nugent and W. Allen Reed. None of the members of the Fund’s Audit Committee is an ‘‘interested person,’’ as defined under the Investment Company Act, of the Fund (with such disinterested Trustees being ‘‘Independent Trustees’’ or individually, ‘‘Independent Trustee’’). Each Independent Trustee is also ‘‘independent’’ from the Fund under the listing standards of the New York Stock Exchange, Inc. (‘‘NYSE’’). The Chairperson of the Audit Committee is Joseph J. Kearns.

The Board of Trustees of the Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Trustees on the Fund’s Board and on committees of the Board and recommends such qualified individuals for nomination by the Fund’s Independent Trustees as candidates for election as Independent Trustees, advises the Fund’s Board with respect to Board composition, procedures and committees, develops and recommends to the Fund’s Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund’s Board of Trustees and any Board committees and oversees periodic evaluations of the Fund’s Board and its committees. The members of the Governance Committee of the Fund are currently

Kathleen A. Dennis, Edwin J. Garn, Michael F. Klein and Fergus Reid, each of whom is an Independent Trustee. The Chairperson of the Governance Committee is Fergus Reid. The number of Governance Committee meetings held by the Fund during its most recent fiscal year is set forth in the Fund’s SAI referenced above.

The Fund does not have a separate nominating committee. While the Fund’s Governance Committee recommends qualified candidates for nominations as Independent Trustees, the Board of Trustees of the Fund believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, each current Independent Trustee (Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, Edwin J. Garn, Wayne E. Hedien, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid) participates in the election and nomination of candidates for election as Independent Trustees for the Fund for which the Independent Trustee serves. Persons recommended by the Fund’s Governance Committee as candidates for nomination as Independent Trustees shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board’s ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund’s Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below under the caption ‘‘Shareholder Communications.’’

The Board has formed a Valuation, Insurance and Compliance Committee to review the valuation process, address insurance coverage and oversee the compliance function for the Fund and the Board. The Valuation, Insurance and Compliance Committee currently consists of Michael Bozic, Manuel H. Johnson and James F. Higgins. Michael Bozic and Manuel H. Johnson are Independent Trustees. The Chairperson of the Valuation, Insurance and Compliance Committee is Michael Bozic. The Valuation, Insurance and Compliance Committee was formed in October 2006.

The Investment Committee oversees the portfolio investment process for and reviews the performance of the Fund. The Investment Committee also recommends to the Board to approve or renew the Fund’s Investment Advisory, Sub-Advisory, as applicable, and Administration Agreements. The members of the Investment Committee are Manuel H. Johnson, Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, Edwin J. Garn, Wayne E. Hedien, James F. Higgins, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, Fergus Reid and W. Allen Reed. The Chairperson of the Investment Committee is Manuel H. Johnson.

The Investment Committee has three Sub-Committees, each with its own Chairperson. The Sub-Committees and their members are as follows:

(1)    Equity – W. Allen Reed (Chairperson), Michael E. Nugent and Frank L. Bowman.

(2)    Fixed-Income – Michael F. Klein (Chairperson), Fergus Reid, Michael Bozic and Edwin J. Garn.

(3)

Closed-End, Money Market and Alternatives – Kathleen A. Dennis (Chairperson), James E. Higgins, Joseph J. Kearns and Wayne E. Hedien.

The Investment Committee and the Sub-Committees of the Investment Committee were formed in October 2006.

The number of Board of Trustee meetings and the number of meetings of the Independent Trustees held by the Fund during its most recent fiscal year is set forth in the Fund’s SAI referenced above.

The sub-sections in the section titled ‘‘Management of the Fund – B. Management Information – ‘‘Advantages of Having Same Individuals as Trustees for the Retail Funds and Institutional Funds,’’ –‘‘Trustee and Officer Indemnification’’ and ‘‘– Shareholder Communications,’’ set forth in the Fund’s current SAI as referenced above, remains unchanged.

The first two paragraphs of the section titled ‘‘Management of the Fund – C. Compensation’’ are hereby deleted and replaced with the following:

Each Independent Trustee receives an annual fee of $180,000 for serving the Retail Funds and the Institutional Funds. Prior to October 1, 2005, each Independent Trustee received an annual retainer fee of $168,000 for serving the Retail Funds and the Institutional Funds. In addition, each Independent Trustee received $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year, so that an Independent Trustee who attended all six meetings received total compensation of $180,000 for serving the funds.

Prior to October 1, 2006, the Chairperson of the Audit Committee received an additional annual retainer fee of $60,000. Other Committee Chairpersons and the Deputy Chairperson of the Audit Committee received an additional annual retainer fee of $30,000. Effective October 1, 2006, the Chairperson of the Audit Committee receives an additional annual retainer fee of $75,000 and the Investment Committee Chairperson receives an additional retainer of $60,000. Other Committee Chairpersons receive an additional annual retainer of $30,000 and the Investment Sub-Committee Chairpersons receive an additional annual retainer of $15,000. The aggregate compensation paid to each Independent Trustee is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. As of July 1, 2006, Charles A. Fiumefreddo resigned as Chairman of the  Boards of the Retail Funds and the Institutional Funds and was succeeded by Michael E. Nugent. Prior to July 1, 2006, Charles A.  Fiumefreddo received an annual fee for his services as Chairman of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board. As of July 1, 2006, Michael E. Nugent receives a total annual fee of $360,000 for his services as Chairman.

The remainder of the section titled ‘‘Management of the Fund – C. Compensation’’ remains unchanged. Kathleen A. Dennis, Frank L. Bowman, Michael F. Klein and W. Allen Reed did not serve as Trustees of the Fund during the Fund’s most recent fiscal year end and therefore did not receive any compensation from the Fund during the period.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

November 1, 2006

Supplement

SUPPLEMENT DATED NOVEMBER 1, 2006 TO THE STATEMENTS OF ADDITIONAL INFORMATION OF

Morgan Stanley Allocator Fund, dated May 31, 2006
Morgan Stanley Balanced Fund, dated May 31, 2006
Morgan Stanley California Tax-Free Daily Income Trust, dated April 28, 2006
Morgan Stanley California Tax-Free Income Fund, dated April 28, 2006
Morgan Stanley Capital Opportunities Trust, dated March 30, 2006
Morgan Stanley Convertible Securities Trust, dated January 27, 2006
Morgan Stanley Developing Growth Securities Trust, dated January 27, 2006
Morgan Stanley Dividend Growth Securities Inc., dated June 30, 2006
Morgan Stanley European Equity Fund Inc., dated February 28, 2006
Morgan Stanley Financial Services Trust, dated September 29, 2006
Morgan Stanley Flexible Income Trust, dated February 28, 2006
Morgan Stanley Focus Growth Fund, dated April 28, 2006
Morgan Stanley Fundamental Value Fund, dated January 27, 2006
Morgan Stanley Global Advantage Fund, dated September 29, 2006
Morgan Stanley Global Dividend Growth Securities, dated July 31, 2006
Morgan Stanley Health Sciences Trust, dated November 30, 2005
Morgan Stanley High Yield Securities Inc., dated December 29, 2005
Morgan Stanley Income Trust, dated December 29, 2005
Morgan Stanley International Fund, dated February 28, 2006
Morgan Stanley International SmallCap Fund, dated September 29, 2006
Morgan Stanley International Value Equity Fund, dated December 29, 2005
Morgan Stanley Japan Fund, dated September 29, 2006
Morgan Stanley Limited Duration Fund, dated August 31, 2006
Morgan Stanley Limited Duration U.S. Treasury Trust, dated September 29, 2006
Morgan Stanley Limited Term Municipal Trust, dated July 31, 2006
Morgan Stanley Mid-Cap Value Fund, dated December 29, 2005
Morgan Stanley Mortgage Securities Trust, dated February 28, 2006
Morgan Stanley Multi-Asset Class Fund, dated January 27, 2006
Morgan Stanley Nasdaq-100 Index Fund, dated March 30, 2006
Morgan Stanley Natural Resource Development Securities Inc., dated June 28, 2006
Morgan Stanley New York Municipal Money Market Trust, dated February 14, 2006
Morgan Stanley New York Tax-Free Income Fund, dated April 28, 2006
Morgan Stanley Pacific Growth Fund Inc., dated February 28, 2006
Morgan Stanley Real Estate Fund, dated March 30, 2006
Morgan Stanley S&P 500 Index Fund, dated December 29, 2005
Morgan Stanley Small-Mid Special Value Fund, dated August 31, 2006
Morgan Stanley Special Growth Fund, dated June 30, 2006
Morgan Stanley Special Value Fund, dated November 30, 2005
Morgan Stanley Strategist Fund, dated November 30, 2005
Morgan Stanley Tax-Exempt Securities Trust, dated April 28, 2006
Morgan Stanley Tax-Free Daily Income Trust, dated April 28, 2006
Morgan Stanley Total Market Index Fund, dated November 30, 2005
Morgan Stanley U.S. Government Securities Trust, dated April 28, 2006
Morgan Stanley Utilities Fund, dated April 28, 2006
Morgan Stanley Value Fund, dated January 27, 2006
(Collectively, the ‘‘Fund’’)

The information regarding the Board of Directors and executive officers contained in each Fund’s Statement of Additional Information (‘‘SAI’’) in the section titled ‘‘III. Management of the Fund’’ is hereby deleted and replaced (except as indicated herein) with the following:

B.    Management Information

Trustees and Officers.    For ease of reference, the term ‘‘Trustee’’ will be used in this section. The Board of the Fund consists of 12 Trustees. These same Trustees also serve as directors or trustees for certain of the funds advised by the Investment Adviser (the ‘‘Retail Funds’’) and Morgan Stanley AIP GP LP and Morgan Stanley Investment Management Inc. (the ‘‘Institutional Funds’’). Eleven Trustees have no affiliation or business connection with the Investment Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Investment Adviser’s parent company, Morgan Stanley. These Trustees are the ‘‘non-interested’’ or ‘‘Independent Trustees’’ of the Fund. The other Trustee (the ‘‘Interested Trustee’’) is affiliated with the Investment Adviser.

Independent Trustees.    The Independent Trustees of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of October 2, 2006) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

INDEPENDENT TRUSTEES:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee	Other Directorships Held by Interested Trustee
Frank L. Bowman (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (since February 2005); Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly variously, Admiral in the U.S. Navy, Director of Naval Nuclear Propulsion Program and Deputy Administrator—Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Honorary Knight Commander of the Most Excellent Order of the British Empire.	161	Director of the National Energy Foundation, the U.S. Energy Association, the American Council for Capital Formation and the Armed Services YMCA of the USA.
Michael Bozic (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private investor; Chairperson of the Valuation, Insurance and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	175	Director of various business organizations.

 *

This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee	Other Directorships Held by Interested Trustee
Kathleen A. Dennis (53) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund consulting) (since July 2006); Chairperson of the Closed-End, Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	161	None.
Edwin J. Garn (74) 1031 N. Chartwell Court Salt Lake City, UT 84111-2215	Trustee	Since January 1993	Consultant; Director or Trustee of the Retail Funds (since January 1993) and the Institutional Funds (since July 2003); member of the Utah Regional Advisory Board of Pacific Corp. (utility company); formerly Managing Director of Summit Ventures LLC (lobbying and consulting firm) (2000-2004), United States Senator (R-Utah) (1974-1992) and Chairman, Senate Banking Committee (1980-1986), Mayor of Salt Lake City, Utah (1971-1974), Astronaut, Space Shuttle Discovery (April 12-19, 1985) and Vice Chairman, Huntsman Corporation (chemical company).	175	Director of Franklin Covey (time management systems), BMW Bank of North America, Inc. (industrial loan corporation), Escrow Bank USA (industrial loan corporation), United Space Alliance (joint venture between Lockheed Martin and the Boeing Company) and Nuskin Asia Pacific (multilevel marketing); member of the boards of various civic and charitable organizations.
Wayne E. Hedien (72) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since September 1997	Retired; Director or Trustee of the Retail Funds (since September 1997) and the Institutional Funds (since July 2003); formerly associated with the Allstate Companies (1966-1994), most recently as Chairman of The Allstate Corporation (March 1993- December 1994) and Chairman and Chief Executive Officer of its wholly-owned subsidiary, Allstate Insurance Company (July 1989- December 1994).	175	Director of The PMI Group Inc. (private mortgage insurance); Trustee and Vice Chairman of The Field Museum of Natural History; director of various other business and charitable organizations.
Dr. Manuel H. Johnson (57) c/o Johnson Smick Group Inc. 888 16th Street, NW Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; formerly Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	175	Director of NVR, Inc. (home construction); Director of KFX Energy; Director of RBS Greenwich Capital Holdings (financial holding company).

 *

This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee	Other Directorships Held by Interested Trustee
Joseph J. Kearns (64) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); formerly Deputy Chairman of the Audit Committee (July 2003-September 2006) and Chairman of the Audit Committee of the Institutional Funds (October 2001-July 2003); formerly CFO of the J. Paul Getty Trust.	176	Director of Electro Rent Corporation (equipment leasing), The Ford Family Foundation and the UCLA Foundation.
Michael F. Klein (47) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chief Operating Officer and Managing Director, Aetos Capital, LLC (since March 2000); Chairperson of the Fixed-Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	161	Director of certain investment funds managed or sponsored by Aetos Capital LLC.
Michael E. Nugent (70) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairman of the Board and Trustee	Chairman of the Board since July 2006 and Trustee since July 1991	General Partner of Triumph Capital, L.P., a private investment partnership; Chairman of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly Chairperson of the Insurance Committee (until July 2006); Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988).	175	None.
W. Allen Reed (59) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	161	Director of GMAC
(financial services), GMAC Insurance and Temple-Inland Industries (packaging, banking and forrest products); member of the Board of Morgan
Stanley Capital International
Editorial Board; Director of Legg
					Mason and various investment fund advisory boards.
Fergus Reid (74) c/o Lumelite Plastics Corporation 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	176	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by J.P. Morgan Investment Management Inc.

 *

This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

Interested Trustee.    The Trustee who is affiliated with the Investment Adviser or affiliates of the Investment Adviser (as set forth below) and executive officers of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee (as of October 2, 2006) and the other directorships, if any, held by the Interested Trustee, are shown below.

INTERESTED TRUSTEE:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee	Other Directorships Held by Interested Trustee
James F. Higgins (58) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and the Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	175	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

**

This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

EXECUTIVE OFFICERS:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served***	Principal Occupation(s) During Past 5 Years
Ronald E. Robison (67) 1221 Avenue of the Americas New York, NY 10020	President and Principal Executive Officer	President since September 2005 and Principal Executive Officer since May 2003	President (since September 2005) and Principal Executive Officer (since May 2003) of funds in the Fund Complex; President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; Managing Director, Director and/or Officer of the Investment Adviser and various entities affiliated with the Investment Adviser; Director of Morgan Stanley SICAV (since May 2004). Formerly, Executive Vice President (July 2003 to September 2005) of funds in the Fund Complex and the Van Kampen Funds; President and Director of the Institutional Funds (March 2001 to July 2003); Chief Global Operating Officer of the Investment Adviser; Chief Administrative Officer of Morgan Stanley Investment Management Inc.; Chief Administrative Officer of Morgan Stanley Services Company Inc.
J. David Germany (52) Morgan Stanley Investment Management Limited 25 Cabot Square Canary Wharf, London United Kingdom E144QA	Vice President	Since February 2006	Managing Director and (since December 2005) Chief Investment Officer – Global Fixed Income of Morgan Stanley Investment Management; Managing Director and Director of Morgan Stanley Investment Management Limited; Vice President of the Retail and Institutional Funds (since February 2006).
Dennis F. Shea (53) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since February 2006	Managing Director and (since February 2006) Chief Investment Officer – Global Equity of Morgan Stanley Investment Management; Vice President of the Retail and Institutional Funds (since February 2006). Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.

***

This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served***	Principal Occupation(s) During Past 5 Years
Barry Fink (51) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since February 1997	Managing Director and General Counsel of Morgan Stanley Investment Management; Managing Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds and (since July 2003) the Institutional Funds. Formerly, Secretary, General Counsel and/or Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary and General Counsel of the Retail Funds.
Amy R. Doberman (44) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since July 2004	Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and the Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly, Managing Director and General Counsel – Americas, UBS Global Asset Management (July 2000 to July 2004).
Carsten Otto (42) 1221 Avenue of the Americas New York, NY 10020	Chief Compliance Officer	Since October 2004	Managing Director and U.S. Director of Compliance for Morgan Stanley Investment Management (since October 2004); Managing Director and Chief Compliance Officer of Morgan Stanley Investment Management. Formerly, Assistant Secretary and Assistant General Counsel of the Retail Funds.
Stefanie V. Chang Yu (39) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since December 1997	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds (since July 2002) and the Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Investment Adviser.
Francis J. Smith (41) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Treasurer and Chief Financial Officer	Treasurer since July 2003 and Chief Financial Officer since September 2002	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Treasurer and Chief Financial Officer of the Retail Funds (since July 2003). Formerly, Vice President of the Retail Funds (September 2002 to July 2003).
Mary E. Mullin (39) 1221 Avenue of the Americas New York, NY 10020	Secretary	Since June 1999	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary of the Retail Funds (since July 2003) and the Institutional Funds (since June 1999).

***

This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

In addition, the following individuals who are officers of the Investment Adviser or its affiliates serve as assistant secretaries of the Fund: Joanne Antico, Joseph C. Benedetti, Daniel E. Burton, Joanne Doldo, Tara A. Farrelly, Alice J. Gerstel, Eric C. Griffith, Lou Anne D. McInnis, Edward J. Meehan, Elisa Mitchell, Elizabeth Nelson, Debra Rubano, Rita Rubin, Sheri L. Schreck and Julien H. Yoo.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Investment Adviser, Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP) for the calendar year ended December  31, 2005, is set forth in the Fund’s current SAI referenced above. Kathleen A.  Dennis, Frank L. Bowman, Michael F. Klein and W. Allen Reed did not serve as Trustees of the Fund during the calendar year ended December 31, 2005.

As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

Independent Trustees and the Committees.    Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Retail Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia. These are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds’ Boards, such individuals may reject other attractive assignments because the Retail Funds make substantial demands on their time. The Board has four Committees: (1) Audit Committee, (2) Governance Committee, (3) Valuation, Insurance and Compliance Committee and (4) Investment Committee. The Investment Committee has three Sub-Committees focusing on the Fund’s primary areas of investment, namely equities, fixed-income and alternatives, as detailed below. Five of the Independent Trustees serve as members of the Audit Committee, four Independent Trustees serve as members of the Governance Committee, three Trustees, including two Independent Trustees, serve as members of the Valuation, Insurance and Compliance Committee and all of the Trustees serve as members of the Investment Committee.

The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any fund that has a Rule 12b-1 plan of distribution. Most of the Retail Funds have a Rule 12b-1 plan.

The Board of Trustees has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund’s independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm’s duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public account firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund’s system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. The Fund has adopted a formal, written Audit Committee Charter. The number of Audit Committee meetings held by the Fund during its most recent fiscal year is set forth in the Fund’s SAI referenced above.

The members of the Audit Committee of the Fund are currently Frank L. Bowman, Wayne E. Hedien, Joseph J. Kearns, Michael E. Nugent and W. Allen Reed. None of the members of the Fund’s Audit Committee is an ‘‘interested person,’’ as defined under the Investment Company Act, of the Fund (with such disinterested Trustees being ‘‘Independent Trustees’’ or individually, ‘‘Independent Trustee’’). Each Independent Trustee is also ‘‘independent’’ from the Fund under the listing standards of the New York Stock Exchange, Inc. (‘‘NYSE’’). The Chairperson of the Audit Committee is Joseph J. Kearns.

The Board of Trustees of the Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Trustees on the Fund’s Board and on committees of the Board and recommends such qualified individuals for nomination by the Fund’s Independent Trustees as candidates for election as Independent Trustees, advises the Fund’s Board with respect to Board composition, procedures and committees, develops and recommends to the Fund’s Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund’s Board of Trustees and any Board committees and oversees periodic evaluations of the Fund’s Board and its committees. The members of the Governance Committee of the Fund are currently

Kathleen A. Dennis, Edwin J. Garn, Michael F. Klein and Fergus Reid, each of whom is an Independent Trustee. The Chairperson of the Governance Committee is Fergus Reid. The number of Governance Committee meetings held by the Fund during its most recent fiscal year is set forth in the Fund’s SAI referenced above.

The Fund does not have a separate nominating committee. While the Fund’s Governance Committee recommends qualified candidates for nominations as Independent Trustees, the Board of Trustees of the Fund believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, each current Independent Trustee (Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, Edwin J. Garn, Wayne E. Hedien, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid) participates in the election and nomination of candidates for election as Independent Trustees for the Fund for which the Independent Trustee serves. Persons recommended by the Fund’s Governance Committee as candidates for nomination as Independent Trustees shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board’s ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund’s Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below under the caption ‘‘Shareholder Communications.’’

The Board has formed a Valuation, Insurance and Compliance Committee to review the valuation process, address insurance coverage and oversee the compliance function for the Fund and the Board. The Valuation, Insurance and Compliance Committee currently consists of Michael Bozic, Manuel H. Johnson and James F. Higgins. Michael Bozic and Manuel H. Johnson are Independent Trustees. The Chairperson of the Valuation, Insurance and Compliance Committee is Michael Bozic. The Valuation, Insurance and Compliance Committee was formed in October 2006.

The Investment Committee oversees the portfolio investment process for and reviews the performance of the Fund. The Investment Committee also recommends to the Board to approve or renew the Fund’s Investment Advisory, Sub-Advisory, as applicable, and Administration Agreements. The members of the Investment Committee are Manuel H. Johnson, Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, Edwin J. Garn, Wayne E. Hedien, James F. Higgins, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, Fergus Reid and W. Allen Reed. The Chairperson of the Investment Committee is Manuel H. Johnson.

The Investment Committee has three Sub-Committees, each with its own Chairperson. The Sub-Committees and their members are as follows:

(1)    Equity – W. Allen Reed (Chairperson), Michael E. Nugent and Frank L. Bowman.

(2)    Fixed-Income – Michael F. Klein (Chairperson), Fergus Reid, Michael Bozic and Edwin J. Garn.

(3)

Closed-End, Money Market and Alternatives – Kathleen A. Dennis (Chairperson), James E. Higgins, Joseph J. Kearns and Wayne E. Hedien.

The Investment Committee and the Sub-Committees of the Investment Committee were formed in October 2006.

The number of Board of Trustee meetings and the number of meetings of the Independent Trustees held by the Fund during its most recent fiscal year is set forth in the Fund’s SAI referenced above.

The sub-sections in the section titled ‘‘Management of the Fund – B. Management Information – ‘‘Advantages of Having Same Individuals as Trustees for the Retail Funds and Institutional Funds,’’ –‘‘Trustee and Officer Indemnification’’ and ‘‘– Shareholder Communications,’’ set forth in the Fund’s current SAI as referenced above, remains unchanged.

The first two paragraphs of the section titled ‘‘Management of the Fund – C. Compensation’’ are hereby deleted and replaced with the following:

Each Independent Trustee receives an annual fee of $180,000 for serving the Retail Funds and the Institutional Funds. Prior to October 1, 2005, each Independent Trustee received an annual retainer fee of $168,000 for serving the Retail Funds and the Institutional Funds. In addition, each Independent Trustee received $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year, so that an Independent Trustee who attended all six meetings received total compensation of $180,000 for serving the funds.

Prior to October 1, 2006, the Chairperson of the Audit Committee received an additional annual retainer fee of $60,000. Other Committee Chairpersons and the Deputy Chairperson of the Audit Committee received an additional annual retainer fee of $30,000. Effective October 1, 2006, the Chairperson of the Audit Committee receives an additional annual retainer fee of $75,000 and the Investment Committee Chairperson receives an additional retainer of $60,000. Other Committee Chairpersons receive an additional annual retainer of $30,000 and the Investment Sub-Committee Chairpersons receive an additional annual retainer of $15,000. The aggregate compensation paid to each Independent Trustee is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. As of July 1, 2006, Charles A. Fiumefreddo resigned as Chairman of the  Boards of the Retail Funds and the Institutional Funds and was succeeded by Michael E. Nugent. Prior to July 1, 2006, Charles A.  Fiumefreddo received an annual fee for his services as Chairman of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board. As of July 1, 2006, Michael E. Nugent receives a total annual fee of $360,000 for his services as Chairman.

The remainder of the section titled ‘‘Management of the Fund – C. Compensation’’ remains unchanged. Kathleen A. Dennis, Frank L. Bowman, Michael F. Klein and W. Allen Reed did not serve as Trustees of the Fund during the Fund’s most recent fiscal year end and therefore did not receive any compensation from the Fund during the period.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

November 3, 2006

Supplement

SUPPLEMENT DATED NOVEMBER 3, 2006 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY U.S. GOVERNMENT SECURITIES TRUST
Dated April 28, 2006

The disclosure in the section of the Fund’s Statement of Additional Information entitled ‘‘II. Description of the Fund and Its Investments and Risks — C. Fund Policies/Investment Restrictions’’ is hereby deleted and replaced with the following:

C.    Fund Policies/Investment Restrictions

The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; except in the case of borrowing and investments in illiquid securities; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio, except in the case of borrowing and investments in illiquid securities.

The Fund will:

1.

Seek high current income consistent with safety of principal.

The Fund may not:

1.

Invest 25% or more of the value of its total assets in securities of issuers of any one industry. This restriction does not apply to bank obligations or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

2.

Invest in a manner inconsistent with its classification as a ‘‘diversified company’’ as provided by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

3.

Borrow money, except the Fund may borrow money to the extent permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

4.

Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

5.

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

6.

Issue senior securities, except the Fund may issue senior securities to the extent permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

7.

Underwrite the securities of other issuers.

8.

Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

In addition, as non-fundamental policies (which may be changed with Board approval and without shareholder vote), the Fund may not:

1.

Make short sales of securities, except short sales against the box.

2.

Invest its assets in the securities of any investment company except as may be permitted by (i) the Investment Company Act, as amended from time to time; (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time; or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

3.

Invest more than 15% of its net assets on such other amount as may be permitted by SEC guidelines in illiquid securities, including restricted securities.

4.

Invest in other investment companies in reliance on Sections 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the Investment Company Act.

Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

November 15, 2006

Supplement

SUPPLEMENT DATED NOVEMBER 15, 2006 TO THE STATEMENTS OF ADDITIONAL INFORMATION OF

Morgan Stanley California Tax-Free Income Fund, dated April 28, 2006
Morgan Stanley New York Tax-Free Income Trust, dated April 28, 2006
Morgan Stanley Tax-Exempt Securities Trust, dated April 28, 2006
Morgan Stanley U.S. Government Securities Trust, dated April 28, 2006
(Collectively, the ‘‘Funds’’)

The seventh and eighth paragraphs in the section of each Fund’s Statement of Additional Information entitled ‘‘V. Investment Advisory and Other Services – E. Rule 12b-1 Plan’’ is hereby deleted and replaced with the following:

With respect to Class A shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 4.00% of the amount sold and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases.

With respect to Class B shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 4.00% of the amount sold and an annual residual commission, currently a residual of up to 0.25% of the current value of the amount sold in all cases.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

STATEMENT OF ADDITIONAL INFORMATION

APRIL 28, 2006

MORGAN STANLEY U.S. GOVERNMENT SECURITIES TRUST

     This STATEMENT OF ADDITIONAL INFORMATION is not a prospectus. The
PROSPECTUS (dated April 28, 2006) for Morgan Stanley U.S. Government Securities
Trust may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.

     The Fund's audited financial statements for the fiscal year ended December
31, 2005, including notes thereto and the report of Deloitte & Touche LLP, are herein incorporated by reference from the Fund's annual report. A copy of the
Fund's ANNUAL REPORT TO SHAREHOLDERS must accompany the delivery of this
STATEMENT OF ADDITIONAL INFORMATION.

Morgan Stanley
U.S. Government Securities Trust
1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

TABLE OF CONTENTS

           I.   Fund History                                                                       4

          II.   Description of the Fund and Its Investments and Risks                              4

                A. Classification                                                                  4

                B. Investment Strategies and Risks                                                 4

                C. Fund Policies/Investment Restrictions                                           7

                D. Disclosure of Portfolio Holdings                                                8

         III.   Management of the Fund                                                            12

                A. Board of Trustees                                                              12

                B. Management Information                                                         12

                C. Compensation                                                                   19

          IV.   Control Persons and Principal Holders of Securities                               21

           V.   Investment Advisory and Other Services                                            21

                A. Investment Adviser and Administrator                                           21

                B. Principal Underwriter                                                          22

                C. Services Provided by the Investment Adviser and Administrator                  23

                D. Dealer Reallowances                                                            24

                E. Rule 12b-1 Plan                                                                24

                F. Other Service Providers                                                        27

                G. Fund Management                                                                27

                H. Codes of Ethics                                                                29

                I. Proxy Voting Policy and Proxy Voting Record                                    29

                J. Revenue Sharing                                                                30

          VI.   Brokerage Allocation and Other Practices                                          31

                A. Brokerage Transactions                                                         31

                B. Commissions                                                                    31

                C. Brokerage Selection                                                            32

                D. Directed Brokerage                                                             33

                E. Regular Broker-Dealers                                                         33

         VII.   Capital Stock and Other Securities                                                33

        VIII.   Purchase, Redemption and Pricing of Shares                                        34

                A. Purchase/Redemption of Shares                                                  34

                B. Offering Price                                                                 34

          IX.   Taxation of the Fund and Shareholders                                             35

           X.   Underwriters                                                                      37

          XI.   Performance Data                                                                  37

         XII.   Financial Statements                                                              38

        XIII.   Fund Counsel                                                                      38

                                        2

GLOSSARY OF SELECTED DEFINED TERMS

     The terms defined in this glossary are frequently used in this STATEMENT OF
ADDITIONAL INFORMATION (other terms used occasionally are defined in the text of the document).

     "ADMINISTRATOR" OR "MORGAN STANLEY SERVICES"-- Morgan Stanley Services
Company Inc., a wholly-owned fund services subsidiary of the Investment Adviser.

     "CUSTODIAN" -- The Bank of New York.

     "DISTRIBUTOR" -- Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "FINANCIAL ADVISORS" -- Morgan Stanley authorized financial services representatives.

     "FUND" -- Morgan Stanley U.S. Government Securities Trust, a registered open-end investment company.

     "INDEPENDENT TRUSTEES" -- Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended ("Investment Company
Act")) of the Fund.

     "INVESTMENT ADVISER" -- Morgan Stanley Investment Advisors Inc., a
wholly-owned investment adviser subsidiary of Morgan Stanley.

     "MORGAN STANLEY & CO." -- Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     MORGAN STANLEY DW -- Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "MORGAN STANLEY FUNDS" -- Registered investment companies for which the
Investment Adviser serves as the investment adviser and that hold themselves out to investors as related companies for investment and investor services.

     "TRANSFER AGENT" -- Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.

     "TRUSTEES" -- The Board of Trustees of the Fund.

                                        3

I. FUND HISTORY

     The Fund was organized as a Massachusetts business trust, under a
Declaration of Trust, on September 29, 1983, with the name Dean Witter U.S.
Government Securities Trust. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter U.S. Government Securities Trust.
Effective June 18, 2001, the Fund's name was changed to Morgan Stanley U.S.
Government Securities Trust.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

A. CLASSIFICATION

     The Fund is an open-end, diversified management investment company whose investment objective is a high level of current income consistent with safety of principal.

B. INVESTMENT STRATEGIES AND RISKS

     The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's PROSPECTUS titled "Principal
Investment Strategies" and "Principal Risks."

     COLLATERALIZED MORTGAGE OBLIGATIONS.

     The Fund may invest in collateralized mortgage obligations ("CMOs"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the collection, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other
Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Fund may invest in any class of CMO.

     Certain mortgage-backed securities in which the Fund may invest (e.g., certain classes of CMOs) may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Fund could sustain a loss.

     STRIPPED MORTGAGE-BACKED SECURITIES. In addition, the Fund may invest up to
10% of its net assets in stripped mortgage-backed securities, which are usually structured in two classes. One class entitles the holder to receive all or most of the interest but little or none of the principal of a pool of Mortgage Assets
(the interest-only or "IO" Class), while the other class entitles the holder to receive all or most of the principal but little or none of the interest (the principal-only or "PO" Class). IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of prepayment decreases.

     INVERSE FLOATERS. The Fund may invest up to 10% of its net assets in inverse floaters. An inverse floater has a coupon rate that moves in the direction opposite to that of a designated interest rate index. Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

     FUTURES CONTRACTS. The Fund may purchase and sell interest rate futures contracts that are traded on U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and GNMA Certificates.

     A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures

                                        4

contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables the Fund, during the term of the contract, to lock in a price at which it may purchase a security or currency and protect against a rise in prices pending purchase of portfolio securities. The sale of a futures contract enables the Fund to lock in a price at which it may sell a security or currency and protect against declines in the value of portfolio securities.

     Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

     MARGIN. If the Fund enters into a futures contract, it is initially required to deposit an "initial margin" of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

     Initial margin in futures transactions is different from a margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract, which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the
Fund may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called "variation margin,"
which are reflective of price fluctuations in the futures contract.

     OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.

     The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

     LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Commodity
Futures Trading Commission recently eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment adviser to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Fund, the Investment Adviser has claimed such an exclusion from registration as a commodity pool operator under the
Commodity Exchange Act ("CEA"). Therefore, it is not subject to the registration and regulatory requirements of the CEA. Therefore, there are no limitations on the extent to which the Fund may engage in non-hedging transactions involving futures and options thereon except as set forth in the Fund's PROSPECTUS or
STATEMENT OF ADDITIONAL INFORMATION. There is no overall limitation on the percentage of the Fund's net assets which may be subject to a hedge position.

                                        5

     RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates against which the
Fund seeks a hedge. A correlation may also be distorted (a) temporarily, by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate trends by the Investment Adviser may still not result in a successful hedging transaction.

     There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities(currencies) at a time when it may be disadvantageous to do so.

     Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal to the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the
Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

     If the Fund maintains a short position in a futures contract or has sold a call option on a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Fund, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option.
Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

     In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Fund. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

     MONEY MARKET SECURITIES. In addition to the short-term fixed-income securities in which the Fund may otherwise invest in, the Fund may invest in various money market securities for cash management purposes, which are limited to U.S. government securities.

     U.S. GOVERNMENT SECURITIES. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the
Export-Import Bank of the United States, Federal Housing Administration and
Government National Mortgage Association) or its instrumentalities (such as the
Federal Home Loan Bank), including Treasury bills, notes and bonds.

                                        6

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From
time to time, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis.
When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment may take place a month or more after the date of commitment. The Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

     At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the
Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash, cash quivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

C. FUND POLICIES/INVESTMENT RESTRICTIONS

     The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii)
any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio, except in the case of borrowing and investments in illiquid securities.

The Fund will:

     1. Seek high current income consistent with safety of principal.

The Fund may not:

     1. Purchase any securities other than obligations issued or guaranteed by the U.S. Government. Such obligations are backed by the full faith and credit of the United States. There is no limit on the amount of its assets which may be invested in the securities of any one issuer of such obligations.

     2. Borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities. Borrowing in the aggregate may not exceed
20%, and borrowing for purposes other than meeting redemptions may not exceed
5%, of the value of the Fund's total assets (including the amount borrowed) at the time the borrowing is made. It is the Fund's current intention not to borrow for other than meeting redemption requests. Borrowings in excess of 5% will be repaid before additional investments are made. Interest on borrowings will reduce net investment income.

     3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount not exceeding 10% of the value of its net assets but only to secure borrowings for temporary or emergency purposes.

     4. Sell securities short or purchase securities on margin.

     5. Make loans to others except through the purchase of debt obligations in accordance with the Fund's investment objective and policies.

     6. Issue senior securities as defined in the Act except insofar as the Fund may be deemed to have a senior security by reason of (a) borrowing money in accordance with restriction (2) described above, or (b) by purchasing securities on a when-issued or delayed delivery basis or purchasing or selling securities on a forward commitment basis.

                                        7

     7. Underwrite the securities of other issuers or purchase restricted securities.

     8. Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities which are secured by real estate or interests therein.

     Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

     In addition, as a non-fundamental policy, the Fund will not invest in other investment companies in reliance on Sections 12(d)(1)(F), 12(d)(1)(G) or
12(d)(1)(J) of the Investment Company Act.

D. DISCLOSURE OF PORTFOLIO HOLDINGS

     The Fund's Board of Trustees and the Investment Adviser have adopted policies and procedures regarding disclosure of portfolio holdings (the
"Policy"). Pursuant to the Policy, the Investment Adviser may disclose information concerning Fund portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the
Fund's and the Investment Adviser's fiduciary duties to Fund shareholders. The
Investment Adviser may not receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Fund. Consideration includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Investment Adviser or by any affiliated person of the Investment Adviser. Non-public information concerning portfolio holdings may be divulged to third parties only when the
Fund has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality. Under no circumstances shall current or prospective Fund shareholders receive non-public portfolio holdings information, except as described below.

     The Fund makes available on its public website the following portfolio holdings information:

     -  Complete portfolio holdings information quarterly on a calendar quarter basis with a minimum 30 calendar day lag.

     -  Top 10 (or top 15) holdings monthly with a minimum 15 business day lag.

     The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its semiannual and annual reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.

     All other portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is non-public information for purposes of the Policy.

     The Fund may make selective disclosure of non-public portfolio holdings.
Third parties eligible to receive such disclosures currently include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers, provided that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information. Non-public portfolio holdings information may not be disclosed to a third party unless and until the arrangement has been reviewed and approved pursuant to the requirements set forth in the Policy. Subject to the terms and conditions of any agreement between the Investment Adviser or the Fund and the third party recipient, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply (unless otherwise indicated below).

     The Investment Adviser may provide interest lists to broker-dealers who execute securities transactions for the Fund without entering into a nondisclosure agreement with the broker-dealers, provided that the interest list satisfies all of the following criteria: (1) the interest list must contain only the CUSIP numbers and/or ticker symbols of securities held in all registered management investment companies advised by the Investment Adviser or any affiliate of the Investment Adviser (the "MSIM Funds") on an aggregate, rather than a fund-by-fund basis; (2) the interest list must not contain information about the number or value of shares owned by a specified MSIM Fund; (3) the interest list may identify the investment strategy, but not the particular MSIM
Funds, to which the list relates; and (4) the interest list may not identify the portfolio manager or team members responsible for managing the MSIM Funds.

     Fund shareholders may elect in some circumstances to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the
Fund. Under such circumstances, Fund shareholders may receive a complete listing of the holdings of the Fund up to seven calendar days prior to making the redemption request provided that they represent orally or in writing that they agree not to disclose or trade on the basis of the portfolio holdings information.

                                        8

     The Fund may discuss or otherwise disclose performance attribution analyses
(i.e., mention the effects of having a particular security in the portfolio(s))
where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Additionally, any discussion of the analyses may not be more current than the date the holding was disclosed publicly.

     The Fund may disclose portfolio holdings to transition managers, provided that the Fund has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

     The Investment Adviser and/or the Fund have entered into ongoing arrangements to make available public and/or non-public information about the
Fund's portfolio securities. Provided that the recipient of the information falls into one or more of the categories listed below, and the recipient has entered into a non-disclosure agreement with the Fund, or owes a duty of trust or confidence to the Investment Adviser or the Fund, the recipient may receive portfolio holdings information pursuant to such agreement without obtaining pre-approval from either the Portfolio Holdings Review Committee ("PHRC") or the
Fund's Board of Trustees. In all such instances, however, the PHRC will be responsible for reporting to the Fund's Board of Trustees, or designated
Committee thereof, material information concerning the ongoing arrangements at each Board's next regularly scheduled Board meeting. Categories of parties eligible to receive information pursuant to such ongoing arrangements include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers.

     The Investment Adviser and/or the Fund currently have entered into ongoing arrangements with the following parties:

NAME                                       INFORMATION DISCLOSED      FREQUENCY(1)             LAG TIME
----------------------------------------  -----------------------  ------------------  -----------------------------

SERVICE PROVIDERS
Institutional Shareholder Services (ISS)  Complete portfolio       Twice a month                  (2)
   (proxy voting agent)(*)                holdings

FT Interactive Data Pricing Service       Complete portfolio       As needed                      (2)
   Provider(*)                            holdings

Morgan Stanley Trust(*)                   Complete portfolio       As needed
                                          holdings

The Bank of New York(*)                   Complete portfolio       As needed
                                          holdings

FUND RATING AGENCIES
Lipper(*)                                 Top Ten and Complete     Quarterly basis     Approximately 15 days after
                                          portfolio holdings                           quarter end and approximately
                                                                                       30 days after month end

Morningstar(**)                           Top Ten and Complete     Quarterly basis     Approximately 15 days after
                                          portfolio holdings                           quarter end and approximately
                                                                                       30 days after quarter end

Standard & Poor's(*)                      Complete portfolio       Quarterly basis     Approximately 15 day lag
                                          holdings

Investment Company Institute(**)          Top Ten portfolio        Quarterly basis     Approximately 15 days after
                                          holdings                                     quarter end

CONSULTANTS AND ANALYSTS
Americh Massena & Associates, Inc.(*)     Top Ten and Complete     Quarterly basis(5)  Approximately 10-12 days
                                          portfolio holdings                           after quarter end

Bloomberg(**)                             Complete portfolio       Quarterly basis(5)  Approximately 30 days after
                                          holdings                                     quarter end

Callan Associates(*)                      Top Ten and Complete     Monthly and         Approximately 10-12 days
                                          portfolio holdings       quarterly basis,    after month/quarter end
                                                                   respectively(5)

Cambridge Associates(*)                   Top Ten and Complete     Quarterly basis(5)  Approximately 10-12 days
                                          portfolio holdings                           after quarter end

Citigroup(*)                              Complete portfolio       Quarterly basis(5)  At least one day after
                                          holdings                                     quarter end

                                        9

NAME                                       INFORMATION DISCLOSED      FREQUENCY(1)               LAG TIME
----------------------------------------  -----------------------  ------------------  -----------------------------

Credit Suisse First Boston(*)             Top Ten and Complete     Monthly and         Approximately 10-12 days after
                                          portfolio holdings       quarterly basis,    month/quarter end
                                                                   respectively(5)

CTC Consulting, Inc.(**)                  Top Ten and Complete     Quarterly basis     Approximately 15 days after
                                          portfolio holdings                           quarter end and approximately
                                                                                       30 days after quarter end,
                                                                                       respectively

Evaluation Associates(*)                  Top Ten and Complete     Monthly and         Approximately 10-12 days after
                                          portfolio holdings       quarterly basis,    month/quarter end
                                                                   respectively(5)

Fund Evaluation Group(**)                 Top Ten portfolio        Quarterly basis     At least 15 days after quarter
                                          holdings(3)                                  end

Jeffrey Slocum & Associates(*)            Complete portfolio       Quarterly basis(5)  Approximately 10-12 days after
                                          holdings(4)                                  quarter end

Hammond Associates(**)                    Complete portfolio       Quarterly basis     At least 30 days after quarter
                                          holdings(4)                                  end

Hartland & Co.(**)                        Complete portfolio       Quarterly basis     At least 30 days after quarter
                                          holdings(4)                                  end

Hewitt Associates(*)                      Top Ten and Complete     Monthly and         Approximately 10-12 days after
                                          portfolio holdings       quarterly basis,    month/quarter end
                                                                   respectively(5)

Merrill Lynch(*)                          Top Ten and full         Monthly and         Approximately 10-12 days after
                                          portfolio holdings       quarterly basis,    month/quarter end
                                                                   respectively(5)

Mobius(**)                                Top Ten portfolio        Monthly basis       At least 15 days after month
                                          holdings(3)                                  end

Nelsons(**)                               Top Ten portfolio        Quarterly basis     At least 15 days after quarter
                                          holdings(3)                                  end

Prime Buchholz & Associates, Inc.(**)     Complete portfolio       Quarterly basis     At least 30 days after quarter
                                          holdings(4)                                  end

PSN(**)                                   Top Ten portfolio        Quarterly basis     At least 15 days after quarter
                                          holdings(3)                                  end

PFM Asset Management LLC(*)               Top Ten and Complete     Quarterly basis(5)  Approximately 10-12 days after
                                          portfolio holdings                           quarter end

Russell Investment Group/Russell/         Top Ten and Complete     Monthly and         At least 15 days after month
   Mellon Analytical Services, Inc.(**)   portfolio holdings       quarterly basis     end and at least 30 days after
                                                                                       quarter end, repectively

Stratford Advisory Group, Inc.(*)         Top Ten portfolio        Quarterly basis(5)  Approximately 10-12 days after
                                          holdings(6)                                  quarter end

Thompson Financial(**)                    Complete portfolio       Quarterly basis     At least 30 days after quarter
                                          holdings(4)                                  end

Watershed Investment Consultants,         Top Ten and Complete     Quarterly basis(5)  Approximately 10-12 days after
   Inc.(*)                                portfolio holdings                           quarter end

Yanni Partners(**)                        Top Ten portfolio        Quarterly basis     At least 15 days after quarter
                                          holdings(3)                                  end

PORTFOLIO ANALYTICS PROVIDERS
Fact Set(*)                               Complete portfolio       Daily               One Day
                                          holdings

----------
(*)  This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.
(**) The Fund does not currently have a non-disclosure agreement in place with this entity and therefore the entity can only receive publicly available information.
(1)  Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).
(2)  Information will typically be provided on a real time basis or as soon thereafter as possible.

(3)  Complete portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.

(4)  Top Ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag.
(5)  This information will also be provided upon request from time to time.

(6)  Complete portfolio holdings will also be provided upon request from time to time.

                                       10

     In addition, persons who owe a duty of trust or confidence to the
Investment Adviser or the Fund may receive non-public portfolio holdings information without entering into a non-disclosure agreement. Currently, these persons include (i) the Fund's independent registered public accounting firm (as of the Fund's fiscal year end and on an as needed basis), (ii) counsel to the
Fund (on an as needed basis), (iii) counsel to the Independent Trustees (on an as needed basis) and (iv) members of the Board of Trustees (on an as needed basis).

     All selective disclosures of non-public portfolio holdings information made to third parties pursuant to the exemptions set forth in the Policy must be pre-approved by both the PHRC and the Fund's Board of Trustees (or a designated
Committee thereof), except for (i) disclosures made to third parties pursuant to ongoing arrangements (discussed above); (ii) disclosures made to third parties pursuant to Special Meetings of the PHRC; (iii) broker-dealer interest lists;
(iv) shareholder in-kind distributions; (v) attribution analyses; or (vi) in connection with transition managers. The Investment Adviser shall report quarterly to the Board of Trustees (or a designated Committee thereof)
information concerning all parties receiving non-public portfolio holdings information pursuant to an exemption. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Investment Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information.

     In no instance may the Investment Adviser or the Fund receive any compensation or consideration in exchange for the portfolio holdings information.

     The PHRC is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it. The following are some of the functions and responsibilities of the PHRC:

     (a) The PHRC, which will consist of executive officers of the Fund and the
Investment Adviser or their designees, is responsible for establishing portfolio holdings disclosure policies and guidelines and determining how portfolio holdings information will be disclosed on an ongoing basis.

     (b) The PHRC will periodically review and have the authority to amend as necessary the Fund's portfolio holdings disclosure policies and guidelines (as expressed by the Policy).

     (c) The PHRC will meet at least quarterly to (among other matters): (1)
address any outstanding issues relating to the Policy, including matters relating to (i) disclosures made to third parties pursuant to ongoing arrangements (described above); (ii) broker-dealer interest lists; (iii)
shareholder in-kind distributions; (iv) attribution analyses; or (v) in connection with transition managers; (2) review non-disclosure agreements that have been executed with third parties and determine whether the third parties will receive portfolio holdings information; and (3) generally review the procedures that the Investment Adviser employs to ensure that disclosure of information about portfolio securities is in the best interests of Fund shareholders, including procedures to address conflicts between the interests of
Fund shareholders, on the one hand, and those of the Investment Adviser, the
Distributor or any affiliated person of the Fund, the Investment Adviser or the
Distributor, on the other.

     (d) Any member of the PHRC may call a Special Meeting of the PHRC to consider whether a third-party that is not listed in (c) above may receive non-public portfolio holdings information pursuant to a validly executed non-disclosure agreement. At least three members of the PHRC, or their designees, and one member of the Funds Audit Committee, or his or her designee, shall be present at the Special Meeting in order to constitute a quorum. At any
Special Meeting at which a quorum is present, the decision of a majority of the
PHRC members present and voting shall be determinative as to any matter submitted to a vote; provided, however, that the Audit Committee member, or his or her designee, must concur in the determination in order for it to become effective.

     (e) The PHRC, or its designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the PHRC, or its designee(s) for a period of at least six years. The PHRC, or its designee(s), will report their decisions to the Board of Trustees at each
Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the PHRC during the most recently ended calendar quarter immediately preceding the Board meeting.

                                       11

III. MANAGEMENT OF THE FUND

A. BOARD OF TRUSTEES

     The Board of Trustees of the Fund oversees the management of the Fund, but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Adviser to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

B. MANAGEMENT INFORMATION

     TRUSTEES AND OFFICERS. The Board of the Fund consists of nine Trustees.
These same individuals also serve as directors or trustees for all of the funds advised by the Investment Adviser (the "Retail Funds") and certain of the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP
LP (the "Institutional Funds"). Seven Trustees have no affiliation or business connection with the Investment Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Investment Adviser's parent company, Morgan Stanley. These are the "non-interested" or "Independent"
Trustees. The other two Trustees (the "Management Trustees") are affiliated with the Investment Adviser.

     The Independent Trustees of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below)
overseen by each Independent Trustee (as of December 31, 2005) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios)
advised by the Investment Adviser and any funds that have an investment advisor that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

                                       12

                                                                                           NUMBER OF
                                                                                           PORTFOLIOS
                                                                                            IN FUND
                                POSITION(S)    LENGTH OF                                    COMPLEX
  NAME, AGE AND ADDRESS OF       HELD WITH       TIME      PRINCIPAL OCCUPATION(S) DURING   OVERSEEN   OTHER DIRECTORSHIPS HELD
     INDEPENDENT TRUSTEE        REGISTRANT      SERVED*           PAST 5 YEARS**           BY TRUSTEE         BY TRUSTEE
------------------------------  -----------  ------------  ------------------------------  ----------  -------------------------

Michael Bozic (65)              Trustee      Since         Private Investor; Director or      197      Director of various
c/o Kramer Levin                             April 1994    Trustee of the Retail Funds                 business organizations.
Naftalis & Frankel LLP                                     (since April 1994) and the
Counsel to the Independent                                 Institutional Funds (since
Trustees                                                   July 2003); formerly Vice
1177 Avenue of the Americas                                Chairman of Kmart Corporation
New York, NY 10036                                         (December 1998-October 2000),
                                                           Chairman and Chief Executive
                                                           Officer of Levitz Furniture
                                                           Corporation (November
                                                           1995-November 1998) and
                                                           President and Chief Executive
                                                           Officer of Hills Department
                                                           Stores (May 1991-July 1995);
                                                           formerly variously Chairman,
                                                           Chief Executive Officer,
                                                           President and Chief Operating
                                                           Officer (1987-1991) of the
                                                           Sears Merchandise Group of
                                                           Sears, Roebuck & Co.

Edwin J. Garn (73)              Trustee      Since         Consultant; Director or            197      Director of Franklin
1031 N. Chartwell Court                      January 1993  Trustee of the Retail Funds                 Covey (time management
Salt Lake City, UT 84103                                   (since January 1993) and the                systems), BMW Bank of
                                                           Institutional Funds (since                  North America, Inc.
                                                           July 2003); member of the Utah              (industrial loan
                                                           Regional Advisory Board of                  corporation), Escrow Bank
                                                           Pacific Corp. (utility                      USA (industrial loan
                                                           company) formerly Managing                  corporation), United
                                                           Director of Summit Ventures                 Space Alliance (joint
                                                           LLC (2000-2004), (lobbying and              venture between Lockheed
                                                           consulting firm); United                    Martin and the Boeing
                                                           States Senator (R-Utah)                     Company) and Nuskin Asia
                                                           (1974-1992) and Chairman,                   Pacific (multilevel
                                                           Senate Banking Committee                    marketing); member of the
                                                           (1980-1986), Mayor of Salt                  board of various civic
                                                           Lake City, Utah (1971-1974),                and charitable
                                                           Astronaut, Space Shuttle                    organizations.
                                                           Discovery (April 12-19, 1985),
                                                           and Vice Chairman, Huntsman
                                                           Corporation (chemical company).

Wayne E. Hedien (72)            Trustee      Since         Retired; Director or Trustee       197      Director of The PMI Group
c/o Kramer Levin                             September     of the Retail Funds (since                  Inc. (private mortgage
Naftalis & Frankel LLP                       1997          September 1997) and the                     Insurance); Trustee and
Counsel to the Independent                                 Institutional Funds (since                  Vice Chairman of The
Trustees                                                   July 2003); formerly                        Field Museum of Natural
1177 Avenue of the Americas                                associated with the Allstate                History; director of
New York, NY 10036                                         Companies (1966-1994), most                 various other business
                                                           recently as Chairman of The                 and charitable
                                                           Allstate Corporation (March                 organizations.
                                                           1993-December 1994) and
                                                           Chairman and Chief Executive
                                                           Officer of its wholly-owned
                                                           subsidiary, Allstate Insurance
                                                           Company (July 1989-December
                                                           1994).

----------

*    This is the earliest date the Trustee began serving the Retail Funds. Each
     Trustee serves an indefinite term, until his or her successor is elected.
**   The dates referenced below indicating commencement of service as an
     Director/Trustee for the Retail and Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or
     Institutional Funds, as applicable.

                                       13

                                                                                           NUMBER OF
                                                                                           PORTFOLIOS
                                                                                            IN FUND
                                POSITION(S)    LENGTH OF                                    COMPLEX
  NAME, AGE AND ADDRESS OF       HELD WITH       TIME      PRINCIPAL OCCUPATION(S) DURING   OVERSEEN   OTHER DIRECTORSHIPS HELD
     INDEPENDENT TRUSTEE        REGISTRANT      SERVED*           PAST 5 YEARS**           BY TRUSTEE         BY TRUSTEE
------------------------------  -----------  ------------  ------------------------------  ----------  -------------------------

Dr. Manuel H. Johnson (57)      Trustee      Since         Senior Partner, Johnson Smick      197      Director of NVR, Inc.
Johnson Smick Group Inc.                     July 1991     International, Inc., a                      (home construction);
888 16th Street, NW                                        consulting firm; Chairman of                Director of KFX Energy;
Suite 740                                                  the Audit Committee and                     Director of RBS Greenwich
Washington, D.C. 20006                                     Director or Trustee of the                  capital Holdings
                                                           Retail Funds (since July 1991)              (financial holding
                                                           and the Institutional Funds                 company).
                                                           (since July 2003); Co-Chairman
                                                           and a founder of the Group of
                                                           Seven Council (G7C), an
                                                           international economic
                                                           commission; formerly Vice
                                                           Chairman of the Board of
                                                           Governors of the Federal
                                                           Reserve System and Assistant
                                                           Secretary of the U.S.
                                                           Treasury.

Joseph J. Kearns (63)           Trustee      Since         President, Kearns & Associates     198      Director of Electro Rent
c/o Kearns & Associates LLC                  July 2003     LLC (investment consulting);                Corporation (equipment
PMB754                                                     Deputy Chairman of the Audit                leasing), The Ford Family
23852 Pacific Coast Highway                                Committee and Director or                   Foundation, and the UCLA
Malibu, CA 90265                                           Trustee of the Retail Funds                 Foundation.
                                                           (since July 2003) and the
                                                           Institutional Funds (since
                                                           August 1994); previously
                                                           Chairman of the Audit
                                                           Committee of the Institutional
                                                           Funds (October 2001-July
                                                           2003); formerly CFO of the
                                                           J. Paul Getty Trust.

Michael E. Nugent (69)          Trustee      Since         General Partner of Triumph         197      None.
c/o Triumph Capital, L.P.                    July 1991     Capital, L.P., a private
445 Park Avenue                                            investment partnership;
New York, NY 10022                                         Chairman of the Insurance
                                                           Committee and Director or
                                                           Trustee of the Retail Funds
                                                           (since July 1991) and the
                                                           Institutional Funds (since
                                                           July 2001); formerly Vice
                                                           President, Bankers Trust
                                                           Company and BT Capital
                                                           Corporation (1984-1988).

Fergus Reid (73)                Trustee      Since         Chairman of Lumelite Plastics      198      Trustee and Director of
c/o Lumelite Plastics                        July 2003     Corporation; Chairman of the                certain investment
Corporation                                                Governance Committee and                    companies in the JPMorgan
85 Charles Colman Blvd.                                    Director or Trustee of the                  Funds complex managed by
Pawling, NY 12564                                          Retail Funds (since July 2003)              J.P. Morgan Investment
                                                           and the Institutional Funds                 Management Inc.
                                                           (since June 1992).

----------
*    This is the earliest date the Trustee began serving the Retail Funds. Each
     Trustee serves an indefinite term, until his or her successor is elected.
**   The dates referenced below indicating commencement of service as
     Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or
     Institutional Funds, as applicable.

                                       14

     The Trustees who are affiliated with the Investment Adviser or affiliates of the Investment Adviser (as set forth below) and executive officers of the
Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Trustee (as of
December 31, 2005) and the other directorships, if any, held by the Trustee, are shown below.

                                                                                     NUMBER OF
                                                                                    PORTFOLIOS
                                                                                      IN FUND
                                                                                      COMPLEX
                           POSITION(S)  LENGTH OF                                   OVERSEEN BY
NAME, AGE AND ADDRESS OF    HELD WITH     TIME      PRINCIPAL OCCUPATION(S) DURING  MANAGEMENT        OTHER DIRECTORSHIPS HELD
   MANAGEMENT TRUSTEE      REGISTRANT    SERVED*            PAST 5 YEARS**            TRUSTEE               BY TRUSTEE
-------------------------  -----------  ----------  ------------------------------  -----------  ---------------------------------

Charles A. Fiumefreddo     Chairman     Since       Chairman and Director or            197      None.
(72)                       of the       July 1991   Trustee of the Retail Funds
c/o Morgan Stanley Trust   Board and                (since July 1991) and the
Harborside Financial       Trustee                  Institutional Funds (since
Center,                                             July 2003); formerly Chief
Plaza Two,                                          Executive Officer of the
Jersey City, NJ 07311                               Retail Funds (until September
                                                    2002).

James F. Higgins (58)      Trustee      Since       Director or Trustee of the          197      Director of AXA Financial,
c/o Morgan Stanley Trust                June        Retail Funds (since June 2000)               Inc. and The Equitable Life
Harborside                              2000        and the Institutional Funds                  Assurance Society of the
Financial Center,                                   (since July 2003); Senior                    United States (financial
Plaza Two,                                          Advisor of Morgan Stanley                    services).
Jersey City, NJ 07311                               (since August 2000); Director
                                                    of Dean Witter Realty Inc.

----------
*    This is the earliest date the Trustee began serving the Retail Funds. Each
     Trustee serves an indefinite term, until his or her successor is elected.
**   The dates referenced below indicating commencement of service as
     Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or
     Institutional Funds, as applicable.

                                POSITION(S)           LENGTH OF
 NAME, AGE AND ADDRESS OF        HELD WITH               TIME                       PRINCIPAL OCCUPATION(S) DURING
    EXECUTIVE OFFICER            REGISTRANT             SERVED*                             PAST 5 YEARS**
---------------------------  ------------------  ---------------------  ------------------------------------------------------

Ronald E. Robison (67)       President and       President (since       President (since September 2005) and Principal
1221 Avenue of the Americas  Principal           September 2005)        Executive Officer (since May 2003) of funds in the
New York, NY 10020           Executive           and Principal          Fund Complex; President (since September 2005) and
                             Officer             Executive Officer      Principal Executive Officer (since May 2003) of the
                                                 (since May 2003)       Van Kampen Funds; Managing Director, Director and/or
                                                                        Officer of the Investment Adviser and various entities
                                                                        affiliated with the Investment Adviser; Director of
                                                                        Morgan Stanley SICAV (since May 2004). Formerly,
                                                                        Executive Vice President (July 2003 to September 2005)
                                                                        of funds in the Fund Complex and the Van Kampen Funds;
                                                                        President and Director of the Institutional Funds
                                                                        (March 2001 to July 2003); Chief Global Operating
                                                                        Officer of Morgan Stanley Investment Management Inc.;
                                                                        Chief Administrative Officer of Morgan Stanley
                                                                        Investment Advisors Inc.; Chief Administrative Officer
                                                                        of Morgan Stanley Services Company Inc.

J. David Germany (51)        Vice President      Since February 2006    Managing Director and (since December 2005) Chief
25 Cabot Square                                                         Investment Officer -- Global Fixed Income of Morgan
Canary Wharf, London                                                    Stanley Investment Management; Managing Director and
United Kingdom E144QA                                                   Director of Morgan Stanley Investment Management Ltd.;
                                                                        Vice President (since February 2006) of the Retail and
                                                                        Institutional Funds.

----------

*    This is the earliest date the Officer began serving the Retail Funds. Each
     Officer serves an indefinite term, until his or her successor is elected.
**   The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the
     Officer began serving the Retail or Institutional Funds, as applicable.

                                       15

                                POSITION(S)           LENGTH OF
 NAME, AGE AND ADDRESS OF        HELD WITH               TIME                       PRINCIPAL OCCUPATION(S) DURING
    EXECUTIVE OFFICER            REGISTRANT             SERVED*                             PAST 5 YEARS**
---------------------------  ------------------  ---------------------  ------------------------------------------------------

Dennis F. Shea (52)          Vice President      Since February 2006    Managing Director and (since February 2006) Chief
1221 Avenue of the Americas                                             Investment Officer -- Global Equity of Morgan Stanley
New York, NY 10020                                                      Investment Management; Vice President (since February
                                                                        2006) of the Retail and Institutional Funds. Formerly,
                                                                        Managing Director and Director of Global Equity
                                                                        Research at Morgan Stanley.

Barry Fink (51)              Vice President      Since February 1997    Managing Director and General Counsel of Morgan
1221 Avenue of the Americas                                             Stanley Investment Management; Managing Director of
New York, NY 10020                                                      the Investment Adviser and various entities affiliated
                                                                        with the Investment Adviser; Vice President of the
                                                                        Retail Funds and (since July 2003) the Institutional
                                                                        Funds. Formerly, Secretary, General Counsel and/or
                                                                        Director of the Investment Adviser and various
                                                                        entities affiliated with the Investment Adviser;
                                                                        Secretary and General Counsel of the Retail Funds.

Amy R. Doberman (44)         Vice President      Since July 2004        Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                                             Management of Morgan Stanley Investment Management
New York, NY 10020                                                      (since July 2004); Vice President of the Retail Funds
                                                                        and the Institutional Funds (since July 2004); Vice
                                                                        President of the Van Kampen Funds (since August 2004);
                                                                        Secretary (since February 2006) and Managing Director
                                                                        (since July 2004) of the Investment Adviser and
                                                                        various entities affiliated with the Investment
                                                                        Adviser. Formerly, Managing Director and General
                                                                        Counsel -- Americas, UBS Global Asset Management (July
                                                                        2000 to July 2004).

Carsten Otto (42)            Chief Compliance    Since October 2004     Managing Director and U.S. Director of Compliance for
1221 Avenue of the Americas  Officer                                    Morgan Stanley Investment Management (since October
New York, NY 10020                                                      2004); Managing Director and Chief Compliance Officer
                                                                        of Morgan Stanley Investment Management. Formerly,
                                                                        Assistant Secretary and Assistant General Counsel of
                                                                        the Retail Funds.

Stefanie V. Chang Yu (39)    Vice President      Since July 2003        Executive Director of the Investment Adviser and
1221 Avenue of the Americas                                             various entities affiliated with the Investment
New York, NY 10020                                                      Adviser; Vice President of the Retail Funds (since
                                                                        July 2002) and the Institutional Funds (since December
                                                                        1997). Formerly, Secretary of various entities
                                                                        affiliated with the Investment Adviser.

Francis J. Smith (40)        Treasurer and       Treasurer (since       Executive Director of the Investment Adviser and
c/o Morgan Stanley Trust     Chief Financial     July 2003) and Chief   various entities affiliated with the Investment
Harborside Financial Center  Officer             Financial Officer      Adviser; Treasurer and Chief Financial Officer of the
Plaza Two                                        (since                 Retail Funds (since July 2003). Formerly, Vice
Jersey City, NJ 07311                            September 2002)        President of the Retail Funds (September 2002 to July
                                                                        2003).

Thomas F. Caloia (60)        Vice President      Since July 2003        Executive Director of the Investment Adviser and
c/o Morgan Stanley Trust                                                various entities affiliated with the Investment
Harborside Financial Center                                             Adviser; Vice President of the Retail Funds. Formerly,
Plaza Two                                                               Treasurer of the Retail Funds (April 1989 to July
Jersey City, NJ 07311                                                   2003).

Mary E. Mullin (39)          Secretary           Since July 2003        Executive Director of the Investment Adviser and
1221 Avenue of the Americas                                             various entities affiliated with the Investment
New York, NY 10020                                                      Adviser; Secretary of the Retail Funds (since July
                                                                        2003) and the Institutional Funds (since June 1999).

----------

*    This is the earliest date the Officer began serving the Retail Funds. Each
     Officer serves an indefinite term, until his or her successor is elected.
**   The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the
     Officer began serving the Retail or Institutional Funds, as applicable.

                                       16

     In addition, the following individuals who are officers of the Investment
Adviser or its affiliates serve as assistant secretaries of the Fund: Lou Anne
D. McInnis, Joseph Benedetti, Joanne Antico, Daniel E. Burton, Joanne Doldo,
Tara A. Farrelly, Alice J. Gerstel, Eric C. Griffith, Edward J. Meehan, Elisa
Mitchell, Elizabeth Nelson, Debra Rubano, Rita Rubin, Sheri L. Schreck and
Julien H. Yoo.

     For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of
Investment Companies includes all of the registered investment companies advised by the Investment Adviser, Morgan Stanley Investment Management Inc. and Morgan
Stanley AIP GP LP) for the calendar year ended December 31, 2005 is shown below.

                                                                        AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                         ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                         DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND   BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
    NAME OF TRUSTEE                (AS OF DECEMBER 31, 2005)                       (AS OF DECEMBER 31, 2005)
-----------------------  ---------------------------------------------  ----------------------------------------------

INDEPENDENT:

Michael Bozic                            None                                         over $100,000
Edwin J. Garn                            None                                         over $100,000
Wayne E. Hedien                          None                                         over $100,000
Dr. Manuel H. Johnson                    None                                         over $100,000
Joseph J. Kearns(1)                      None                                         over $100,000
Michael E. Nugent                        None                                         over $100,000
Fergus Reid(1)                           None                                         over $100,000

INTERESTED:
Charles A. Fiumefreddo              $10,001 - $50,000                                 over $100,000
James F. Higgins                         None                                         over $100,000

----------

(1)  Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as Investment options under the plan. As of
     December 31, 2005, the value (including interest) of the deferral accounts for Messrs. Kearns and Reid was $786,542 and $766,622, respectively, pursuant to the deferred compensation plan.

     As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.

     INDEPENDENT TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Retail
Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds' boards, such individuals may reject other attractive assignments because the Retail Funds make substantial demands on their time. All of the Independent Trustees serve as members of the Audit Committee. In addition, three Trustees, including two
Independent Trustees, serve as members of the Insurance Committee, and three
Independent Trustees serve as members of the Governance Committee.

     The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance, checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The
Independent Trustees are required to select and nominate individuals to fill any
Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Retail Funds have a Rule 12b-1 plan.

     The Board of Trustees has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange
Act of 1934 ("Exchange Act"), as amended. The

                                       17

Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm's duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. The Fund has adopted a formal, written Audit
Committee Charter. During the Fund's fiscal year ended December 31, 2005, the
Audit Committee held seven meetings.

     The members of the Audit Committee of the Fund are currently Michael Bozic,
Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael
E. Nugent and Fergus Reid. None of the members of the Fund's Audit Committee is an "interested person," as defined under the Investment Company Act, of the Fund
(with such disinterested Trustees being Independent Trustees or individually,
Independent Trustee). Each Independent Trustee is also "independent" from the
Fund under the listing standards of the New York Stock Exchange, Inc. (NYSE).
The current Chairman of the Audit Committee of the Fund is Dr. Manuel H.
Johnson.

     The Board of Trustees of the Fund also has a Governance Committee. The
Governance Committee identifies individuals qualified to serve as Independent
Trustees on the Fund's Board and on committees of such Board and recommends such qualified individuals for nomination by the Fund's Independent Trustees as candidates for election as Independent Trustees, advises the Fund's Board with respect to Board composition, procedures and committees, develops and recommends to the Fund's Board a set of corporate governance principles applicable to the
Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board of Trustees and any Board committees and oversees periodic evaluations of the Fund's Board and its committees. The members of the Governance Committee of the Fund are currently Michael Bozic,
Edwin J. Garn and Fergus Reid, each of whom is an Independent Trustee. The current Chairman of the Governance Committee is Fergus Reid. During the Fund's
fiscal year ended December 31, 2005, the Governance Committee held two meetings.

     The Fund does not have a separate nominating committee. While the Fund's
Governance Committee recommends qualified candidates for nominations as
Independent Trustees, the Board of Trustees of the Fund believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, each current Independent Trustee (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr.
Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid)
participates in the election and nomination of candidates for election as
Independent Trustees for the Fund. Persons recommended by the Fund's Governance
Committee as candidates for nomination as Independent Trustees shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the
Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent
Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund's Board as they deem appropriate, they will consider nominations from shareholders to the Board.
Nominations from shareholders should be in writing and sent to the Independent
Trustees as described below under the caption "Shareholder Communications."

     There were 14 meetings of the Board of Trustees of the Fund held during the fiscal year ended December 31, 2005. The Independent Trustees of the Fund also met three times during that time, in addition to the 14 meetings of the full
Board.

     Finally, the Board has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. Messrs. Nugent and Hedien
are Independent Trustees. During the Fund's fiscal year ended December 31, 2005, the Insurance Committee held six meetings.

     ADVANTAGES OF HAVING SAME INDIVIDUALS AS TRUSTEES FOR THE RETAIL FUNDS AND
INSTITUTIONAL FUNDS. The Independent Trustees and the Fund's management believe that having the same Independent Trustees for each of the Retail Funds and
Institutional Funds avoids the duplication of effort

                                       18

that would arise from having different groups of individuals serving as
Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of all the Retail Funds and Institutional Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of
Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Trustees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the
Retail Funds and Institutional Funds.

     TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust
provides that no Trustee, Officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, Officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee,
Officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

     SHAREHOLDER COMMUNICATIONS. Shareholders may send communications to the
Fund's Board of Trustees. Shareholders should send communications intended for the Fund's Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each Trustee previously noted. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

C. COMPENSATION

     Each Independent Trustee receives an annual fee of $180,000 for serving the
Retail Funds and the Institutional Funds. Prior to October 1, 2005, each
Independent Trustee received an annual retainer fee of $168,000 for serving the
Retail Funds and the Institutional Funds. In addition, each Independent Trustee received $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year, so that an Independent Trustee who attended all six meetings received total compensation of $180,000 for serving the funds.

     The Chairman of the Audit Committee receives an additional annual retainer fee of $60,000. Other Committee Chairmen and the Deputy Chairman of the Audit
Committee receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each Independent Trustee is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. Mr.
Fiumefreddo receives an annual fee for his services as Chairman of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board.

     The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees of the Fund who are or have been employed by the Investment Adviser or an affiliated company receive no compensation or expense reimbursement from the
Fund for their services as Trustee.

     Effective April 1, 2004, the Fund began a Deferred Compensation Plan (the
"DC Plan"), which allows each Independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the DC Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

     Prior to April 1, 2004, the Institutional Funds maintained a similar
Deferred Compensation Plan (the "Prior DC Plan"), which also allowed each
Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. The DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior
DC Plan are now

                                       19

subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC Plan).

     The following table shows aggregate compensation paid to each of the Fund's
Trustees from the Fund for the fiscal year ended December 31, 2005 and the aggregate compensation payable to each of the Fund's Trustees by the Fund
Complex (which includes all of the Retail and Institutional Funds) for the calendar year ended December 31, 2005.

                                  COMPENSATION

                                                             NUMBER OF
                                                         PORTFOLIOS IN THE
                                                            FUND COMPLEX              TOTAL
                                       TOTAL               FROM WHICH THE         COMPENSATION
                                    COMPENSATION          TRUSTEE RECEIVED        FROM THE FUND
NAME OF INDEPENDENT TRUSTEE:        FROM THE FUND          COMPENSATION(5)            COMPLEX
------------------------------   --------------------   --------------------   --------------------

Michael Bozic(1)(3)                 $  3,856                    170              $  180,000
Edwin J. Garn(1)(3)                    3,808                    170                 178,000
Wayne E. Hedien(1)(2)                  3,856                    170                 180,000
Dr. Manuel H. Johnson(1)               5,136                    170                 240,000
Joseph J. Kearns(1)(4)                 4,518                    171                 217,000
Michael E. Nugent(1)(2)                4,496                    170                 210,000
Fergus Reid(1)(3)                      4,496                    171                 215,000

NAME OF INTERESTED TRUSTEE:
Charles A. Fiumefreddo(2)              7,680                    170                 360,000
James F. Higgins                           0                    170                       0

----------

(1)  Member of the Audit Committee. Dr. Johnson is the Chairman of the Audit
     Committee and Mr. Kearns is the Deputy Chairman of the Audit Committee.
(2)  Member of the Insurance Committee. Mr. Nugent is the Chairman of the
     Insurance Committee.
(3)  Member of the Governance Committee. Mr. Reid is the Chairman of the
     Governance Committee.
(4)  Includes amounts deferred at the election of the Trustee under the DC Plan.
(5)  Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in these columns are presented on a calendar year basis.

     Prior to December 31, 2003, 49 of the Retail Funds (the "Adopting Funds"),
including the Fund, had adopted a retirement program under which an Independent
Trustee who retired after serving for at least five years as an Independent
Trustee of any such fund (an "Eligible Trustee") would have been entitled to retirement payments, based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Trustee was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible
Trustee's retirement as shown in the table below.

     The following table illustrates the retirement benefits accrued to the
Fund's Independent Trustees by the Fund for the fiscal year ended December 31,
2005 and by the Adopting Funds for the calendar year ended December 31, 2005, and the estimated retirement benefits for the Independent Trustees, from the
Fund as of the fiscal year ended December 31, 2005 and from the Adopting Funds for each calendar year following retirement. Messrs. Kearns and Reid did not participate in the retirement program.

                                     RETIREMENT BENEFITS ACCRUED AS               ESTIMATED ANNUAL BENEFITS UPON
                                             FUND EXPENSES                                RETIREMENT(1)
                                 ---------------------------------------       --------------------------------------
                                                      BY ALL ADOPTING                             FROM ALL ADOPTING
NAME OF INDEPENDENT TRUSTEE        BY THE FUND             FUNDS                FROM THE FUND          FUNDS
------------------------------   ---------------    --------------------       ---------------   --------------------

Michael Bozic                      $  398              $  19,439                 $   967             $ 46,871
Edwin J. Garn                        (221)(2)            (10,738)(2)                 967               46,917
Wayne E. Hedien                       792                 37,860                     827               40,020
Dr. Manuel H. Johnson                 396                 19,701                   1,420               68,630
Michael E. Nugent                     696                 35,471                   1,269               61,377

----------
(1)  Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee's life.

(2)  Mr. Garn's retirement expense is negative due to the fact that his retirement date has been extended to October 31, 2007, and therefore the expense has been overaccrued.

                                       20

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     The following owned 5% or more of the outstanding Class A shares of the
Fund as of April 3, 2005: State Street Bank and Trust Co., FBO ADP/Morgan
Stanley Alliance, 105 Rosemont Avenue, Westwood, MA 02090-2318 - 8.09%. The
following owned 5% or more of the outstanding Class D shares of the Fund as of
April 3, 2005: State Street Bank and Trust Co., FBO ADP/Morgan Stanley Alliance,
105 Rosemont Avenue, Westwood, MA 02090-2318 - 5.78%.

     As of the date of this STATEMENT OF ADDITIONAL INFORMATION, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V. INVESTMENT ADVISORY AND OTHER SERVICES

A. INVESTMENT ADVISER AND ADMINISTRATOR

     The Investment Adviser to the Fund is Morgan Stanley Investment Advisors
Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New
York, NY 10020. The Investment Adviser is a wholly-owned subsidiary of Morgan
Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

     Prior to November 1, 2004, pursuant to an investment management agreement
(the "Management Agreement") with the Investment Adviser, the Fund had retained the Investment Adviser to provide administrative services and to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund paid the Investment Adviser monthly compensation calculated daily by applying the following annual rates to the average daily net assets of the Fund determined as of the close of each business day:

          -  0.50% of the portion of the daily net assets not exceeding $1 billion;
          -  0.475% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion;
          -  0.45% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion;
          -  0.425% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion;
          -  0.40% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $5 billion;
          -  0.375% of the portion of the daily net assets exceeding $5 billion but not exceeding $7.5 billion;
          -  0.35% of the portion of the daily net assets exceeding $7.5 billion but not exceeding $10 billion;
          -  0.325% of the portion of the daily net assets exceeding $10 billion but not exceeding $12.5 billion; and
          -  0.30% of the portion of the daily net assets exceeding $12.5 billion.

     The management fee was allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class.

     The Board of Trustees of the Fund approved amending and restating, effective November 1, 2004, the Management Agreement to remove the administration services component from the Management Agreement and to reduce the investment advisory fee to the annual rate of:

          -  0.42% of the portion of the daily net assets not exceeding $1 billion;
          -  0.395% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion;
          -  0.37% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion;

                                       21

          -  0.345% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion;
          -  0.32% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $5 billion;
          -  0.295% of the portion of the daily net assets exceeding $5 billion but not exceeding $7.5 billion;
          -  0.27% of the portion of the daily net assets exceeding $7.5 billion but not exceeding $10 billion;
          -  0.245% of the portion of the daily net assets exceeding $10 billion but not exceeding $12.5 billion; and
          -  0.22% of the portion of the daily net assets exceeding $12.5 billion.

     The advisory fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. The Fund's Investment Adviser will continue to provide investment advisory services under an Amended and
Restated Investment Advisory Agreement ("Investment Advisory Agreement"). The
administration services previously provided to the Fund by the Investment
Adviser are provided by Morgan Stanley Services Company Inc. ("Administrator"),
a wholly-owned subsidiary of the Investment Adviser, pursuant to a separate administration agreement ("Administration Agreement") entered into by the Fund with the Administrator. Such change resulted in a 0.08% reduction in the advisory fee concurrent with the implementation of a 0.08% administration fee pursuant to the new administration agreement. Under the terms of the
Administration Agreement, the Administrator provides the same administrative services previously provided by the Investment Adviser.

     For the fiscal years ended December 31, 2003, 2004 and 2005, the Investment
Adviser accrued total compensation under the Management Agreement and the
Investment Advisory Agreement in the amounts of $20,667,437, $15,902,859 and
$11,636,304, respectively.

     For the period November 1, 2004 through December 31, 2004 and for the fiscal year ended December 31, 2005, the Administrator accrued compensation under the Administration Agreement in the amount of $450,882 and $2,471,576, respectively.

     Although the entities providing adminstrative services to the Fund have changed, the Morgan Stanley personnel performing such services remain the same.
Furthermore, the changes have not resulted in any increase in the amount of total combined fees paid by the Fund for investment advisory and administrative services, or any decrease in the nature or quality of the investment advisory or administrative services received by the Fund.

B. PRINCIPAL UNDERWRITER

     The Fund's principal underwriter is the Distributor (which has the same address as the Investment Adviser). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a
Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933 (the
"Securities Act"). Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

                                       22

C. SERVICES PROVIDED BY THE INVESTMENT ADVISER AND ADMINISTRATOR

     The Investment Adviser manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Adviser obtains and evaluates the information and advice relating to the economy, securities markets and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

     Under the terms of the Administration Agreement, the Administrator maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help and bookkeeping as the Fund may reasonably require in the conduct of its business. The
Administrator also assists in the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions
(except insofar as the participation or assistance of the independent registered public accounting firm and attorneys is, in the opinion of the Administrator, necessary or desirable). The Administrator also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

     Expenses not expressly assumed by the Investment Adviser under the
Investment Advisory Agreement or by the Administrator under the Administration
Agreement or by the Distributor, will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Adviser or any corporate affiliate of the Investment Adviser; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the
Fund or of the Investment Adviser (not including compensation or expenses of attorneys who are employees of the Investment Adviser); fees and expenses of the
Fund's independent registered public accounting firm; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

     The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Adviser is not liable to the Fund or any of its investors for any act or omission by the Investment Adviser or for any losses sustained by the Fund or its investors.

     The Investment Advisory Agreement will remain in effect from year to year, provided continuance of the Investment Advisory Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment
Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Independent Trustees.

     The Administration Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Administrator is not liable to the Fund or any of its investors for any act or omission by the Administrator or for any losses sustained by the Fund or its investors. The Administration Agreement will continue unless terminated by either party by written notice delivered to the other party within 30 days.

                                       23

D. DEALER REALLOWANCES

     Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E. RULE 12b-1 PLAN

     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than
Class D, pays the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: 0.25% and 0.75% of the average daily net assets of Class A and Class C, respectively, and, with respect to Class B, 0.75%
of the lesser of: (a) the average daily aggregate gross sales of the Fund's
Class B shares since the inception of the Fund (not including reinvestment of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived, or (b) the average daily net assets of Class B shares.

     Effective May 1, 2004, the Board approved an Amended and Restated Plan of
Distribution pursuant to Rule 12b-1 (the "Amended Plan") converting the Plan with respect to Class B shares from a "compensation" to a "reimbursement" plan similar to that of Class A and Class C. Except as otherwise described below, the terms of the Plan remain unchanged.

     The Distributor also receives the proceeds of front-end sales charges
("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Morgan Stanley
DW received the proceeds of CDSCs and FSCs, for the last three fiscal years ended December 31, in approximate amounts as provided in the table below (the
Distributor did not retain any of these amounts).

                      2005                      2004                      2003
             -----------------------   -----------------------   -----------------------

Class A         FSCs:(1) $   224,575      FSCs:(1) $   111,407      FSCs:(1) $   392,802
               CDSCs:    $    15,735     CDSCs:    $    24,219     CDSCs:    $   167,298
Class B        CDSCs:    $ 1,898,734     CDSCs:    $ 2,968,828     CDSCs:    $ 4,766,767
Class C        CDSCs:    $    10,203     CDSCs:    $    26,737     CDSCs:    $   102,952

----------
(1)  FSCs apply to Class A only.

     The Distributor has informed the Fund that the entire fee payable by Class
A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.20% of the average daily net assets of Class B and 0.25% of the average daily net assets of Class C are currently each characterized as a "service fee" under the Rules of the NASD (of which the
Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of the NASD.

     Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. Class B shares of the Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended December
31, 2005, of $1,398,871. This amount is equal to 0.10% of the average daily net assets of Class B for the fiscal year and was calculated pursuant to clause (b)
of the compensation formula under the Plan. For the fiscal year ended December
31, 2005, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $3,378,248 and $535,638, respectively, which amounts are equal to
0.25% and 0.71% of the average daily net assets of Class A and Class C, respectively, for the fiscal year.

     The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four
Classes, each with a different distribution arrangement.

     With respect to Class A shares, Morgan Stanley DW compensates its Financial
Advisors by paying them, from proceeds of the FSC, commissions for the sale of
Class A shares, currently a gross sales credit

                                       24

of up to 4.00% of the amount sold and an annual residual commission, currently a residual of up to 0.20% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases.

     With respect to Class B shares, Morgan Stanley DW compensates its Financial
Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 4.00% of the amount sold and an annual residual commission, currently a residual of up to 0.20% of the current value of the amount sold in all cases.

     With respect to Class C shares, Morgan Stanley DW compensates its Financial
Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.00% of the amount sold and an annual residual commission, currently up to 0.75% of the current value of the respective accounts for which they are the Financial Advisors of record.

     The gross sales credit is a charge which reflects commissions paid by
Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's
Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including (a) the expenses of operating Morgan Stanley DW's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares and; (d) other expenses relating to branch promotion of Fund sales.

     The distribution fee that the Distributor receives from the Fund under the
Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge").
These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. For example, the Distributor has implemented a compensation program available only to Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those
Financial Advisors are paid by the Distributor out of compensation it receives under the Plan. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the
"broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the
Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

     The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class
A, and 0.75%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to
Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent
Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior Board determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's
Class A and Class C shares.

                                       25

     Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended December 31, 2005 to the Distributor. The
Distributor and Morgan Stanley DW estimate that they have spent, pursuant to the
Plan, $1,284,308,635 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways: (i)
1.05% ($13,482,063) -- advertising and promotional expenses; (ii) 0.12%
($1,515,004) -- printing and mailing of prospectuses for distribution to other than current shareholders; and (iii) 98.83% ($1,269,311,568) -- other expenses, including the gross sales credit and the carrying charge, of which 13.72%
($174,206,959) represents carrying charges, 35.72% ($453,373,308) represents commission credits to Morgan Stanley DW's branch offices and other authorized financial representatives for payments of commissions to Financial Advisors and other authorized financial representatives, and 50.56% ($641,731,301) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the
Plan during the fiscal year ended December 31, 2005 were service fees. The remainder of the amounts accrued by Class C were for expenses, which relate to compensation of sales personnel and associated overhead expenses.

     In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and
$750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares there were no excess distribution expenses, including any carrying charge designed to approximate the opportunity costs incurred by
Morgan Stanley DW which may arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the
Fund's Class B shares as of December 31, 2005 (the end of the Fund's fiscal year). Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, any excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the
Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or
CDSCs, may or may not be recovered through future distribution fees or CDSCs.

     Under the Amended Plan, the Fund is authorized to reimburse the Distributor for its actual distribution expenses incurred on behalf of Class B shares and from unreimbursed distribution expenses, on a monthly basis, the amount of which may in no event exceed an amount equal to payment at the annual rate of 0.75% of average daily net assets of Class B.

     In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.75% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the
Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A or Class C at December 31, 2005 (the end of the calendar year). No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

     No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the
Distributor, the Investment Adviser, Morgan Stanley DW, Morgan Stanley Services
or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

     On an annual basis, the Trustees, including a majority of the Independent
Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the
Distributor and reviewed all the information which they deemed necessary to arrive

                                       26

at an informed determination. In making their determination to continue the
Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2)
the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management;
and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the
Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders.

     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent
Trustees or by a vote of a majority of the outstanding voting securities of the
Fund (as defined in the Investment Company Act) on not more than 30 days'
written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

F. OTHER SERVICE PROVIDERS

     (1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

     Morgan Stanley Trust is the Transfer Agent for the Fund's shares and the
Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza
Two, 2nd Floor, Jersey City, NJ 07311.

     (2) CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Bank of New York, 100 Church Street, New York, NY 10286, is the
Custodian of the Fund's assets. Any of the Fund's cash balances with either
Custodian in excess of $100,000 are unprotected by federal deposit insurance.
These balances may, at times, be substantial.

     Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, is
the independent registered public accounting firm of the Fund. The Fund's independent registered public accounting firm is responsible for auditing the annual financial statements.

     (3) AFFILIATED PERSONS

     The Transfer Agent is an affiliate of the Investment Adviser and the
Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer
Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.

G. FUND MANAGEMENT

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

     As of December 31, 2005:

     Scott F. Richard managed eight mutual funds with a total of approximately
$11.8 billion in assets; one pooled investment vehicle other than mutual funds with a total of approximately $401.3 million in assets; and nine other accounts with a total of approximately $2.3 billion in assets. Of these other accounts, one account with a total of approximately $260.7 million in assets had performance based fees.

                                       27

     Jaidip Singh managed four mutual funds with a total of approximately $4.4 billion in assets; no pooled investment vehicles other than mutual funds; and
one other account with a total of approximately $118.6 million in assets.

     Michael Luo managed eight mutual funds with a total of approximately $9.3 billion in assets; no pooled investment vehicles other than mutual funds; and
eight other accounts with a total of approximately $934.8 million in assets. Of these other accounts, one account with a total of approximately $216.2 million in assets had performance based fees.

     Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

     Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

     BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.

     DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

     Discretionary compensation can include:

     -  Cash bonus.

     -  Morgan Stanley's Equity Incentive Compensation Program (EICP) awards --
        a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan
        Stanley common stock that are subject to vesting and other conditions.

     -  Investment Management Deferred Compensation Plan (IMDCP) awards -- a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio Managers must notionally invest a minimum of 25% to a maximum of 75% of the IMDCP deferral into a combination of the designated funds they manage that are included in the
        IMDCP fund menu, which may or may not include the Fund.

     -  Voluntary Deferred Compensation Plans -- voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the adviser or its affiliates; and/or (2) in Morgan
        Stanley stock units.

     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

     -  Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three-
        and five-year periods measured against a fund's/account's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups, where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

     -  Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

     -  Contribution to the business objectives of the Investment Adviser.

                                       28

     -  The dollar amount of assets managed by the portfolio manager.

     -  Market compensation survey research by independent third parties.

     -  Other qualitative factors, such as contributions to client objectives.

     -  Performance of Morgan Stanley and Morgan Stanley Investment Management,
        and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

     As of December 31, 2005, the portfolio managers did not own any shares of the Fund.

H. CODES OF ETHICS

     The Fund, the Investment Adviser and the Distributor have each adopted a
Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The
Codes of Ethics are designed to detect and prevent improper personal trading.
The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the
Fund, subject to a number of restrictions and controls, including prohibitions against purchases of securities in an initial public offering and a preclearance requirement with respect to personal securities transactions.

I. PROXY VOTING POLICY AND PROXY VOTING RECORD

     The Board of Trustees believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Trustees have delegated the responsibility to vote such proxies to the
Investment Adviser. The following is a summary of the Investment Adviser's Proxy
Voting Policy ("Proxy Policy").

     The Investment Adviser uses its best efforts to vote proxies on securities held in the Fund as part of its authority to manage, acquire and dispose of Fund assets. In this regard, the Investment Adviser has formed a Proxy Review
Committee ("Committee") comprised of senior investment professionals that is responsible for creating and implementing the Proxy Policy. The Committee meets monthly but may meet more frequently as conditions warrant. The Policy provides that the Investment Adviser will vote proxies in the best interests of clients consistent with the objective of maximizing long-term investment returns. The
Proxy Policy provides that the Investment Adviser will generally vote proxies in accordance with pre-determined guidelines contained in the Proxy Policy. The
Investment Adviser may vote in a manner that is not consistent with the pre-determined guidelines, provided that the vote is approved by the Committee.
The Investment Adviser generally will not vote a proxy if it has sold the affected security between the record date and the meeting date.

     The Proxy Policy provides that, unless otherwise determined by the
Committee, votes will be cast in the manner described below:

     -  Generally, routine proposals will be voted in support of management.

     -  With regard to the election of directors, where no conflict exists and where no specific governance deficiency has been noted, votes will be cast in support of management's nominees.

     -  The Investment Adviser will vote in accordance with management's recommendation with respect to certain non-routine proposals (i.e., reasonable capitalization changes, stock repurchase programs, stock splits, certain compensation-related matters, certain anti-takeover measures, etc.).

     -  The Investment Adviser will vote against certain non-routine proposals
        (i.e., unreasonable capitalization changes, establishment of cumulative voting rights for the election of directors, requiring supermajority shareholder votes to amend by-laws, indemnification of auditors, etc.)
        (notwithstanding management support).

     -  The Investment Adviser will vote in its discretion with respect to certain non-routine proposals (i.e., mergers, acquisitions, take-overs, spin-offs, etc.), which may have a substantive financial or best interest impact on an issuer.

     -  The Investment Adviser will vote for certain proposals it believes call for reasonable charter provisions or corporate governance practices
        (i.e., requiring auditors to attend annual shareholder

                                       29

        meetings, requiring that members of compensation, nominating and audit committees be independent, reducing or eliminating supermajority voting requirements, etc.).

     -  The Investment Adviser will vote against certain proposals it believes call for unreasonable charter provisions or corporate governance practices (i.e., proposals to declassify boards, proposals to require a company to prepare reports that are costly to provide or that would require duplicative efforts or expenditure that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders, etc.).

     -  Certain other proposals (i.e., proposals requiring directors to own large amounts of company stock to be eligible for election, requiring diversity of board membership relating to broad based social, religious or ethnic groups, etc.) generally are evaluated by the Committee based on the nature of the proposal and the likely impact on shareholders.

CONFLICTS OF INTEREST

     If the Committee determines that an issue raises a material conflict of interest, or gives rise to a potential material conflict of interest, the
Committee will request a special committee to review, and recommend a course of action with respect to, the conflict in question and that the Committee will have sole discretion to cast a vote.

THIRD PARTIES

     To assist in its responsibility for voting proxies, the Investment Adviser may retain third-party services as experts in the proxy voting and corporate governance area. These proxy research providers are referred to herein as
"Research Providers." The services provided to the Investment Adviser by the
Research Providers include in-depth research, global issuer analysis, and voting recommendations. While the Investment Adviser may review and utilize recommendations made by the Research Providers in making proxy voting decisions, it is in no way obligated to follow such recommendations. In addition to research, the Research Providers provide vote execution, reporting, and recordkeeping. The Committee carefully monitors and supervises the services provided by the Research Providers.

FURTHER INFORMATION

     A copy of the Proxy Policy, as well as the Fund's most recent proxy voting record for the 12-month period ended June 30, filed with the SEC, are available without charge on our web site at www.morganstanley.com/funds. The Fund's proxy voting record is also available without charge on the SEC's web site at
www.sec.gov.

J. REVENUE SHARING

     The Investment Adviser and/or Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to Morgan Stanley DW and certain unaffiliated brokers, dealers or other financial Intermediaries
("Intermediaries") in connection with the sale or retention of Fund shares and/or shareholder servicing. For example, the Investment Adviser or the
Distributor may pay additional compensation to Morgan Stanley DW and to
Intermediaries for the purpose of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Morgan Stanley
Funds), amount of assets invested by the Intermediary's customers (which could include current or aged assets of the Fund and/or some or all other Morgan
Stanley Funds), the Fund's advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Investment Adviser and/or
Distributor.

     These payments currently include the following amounts which are paid to
Morgan Stanley DW and other Intermediaries or their salespersons in accordance with the applicable compensation structure:

     (1) On sales of $1 million or more of Class A shares (for which no sales charge was paid) or net asset value purchases by certain employee benefit plans, Morgan Stanley DW and other Intermediaries receive a gross sales credit of up to 1.00% of the amount sold.*

     (2) On sales of Class D shares (other than shares held by participants in the Morgan Stanley Funds Portfolio Architect(SM) Program, the Morgan
         Stanley Fund Solution(SM) Program, the Morgan Stanley

                                       30

         Personal Portfolio(SM) Program and Morgan Stanley Corporate Retirement
         Solutions), Morgan Stanley DW and other Intermediaries receive a gross sales credit of 0.25% of the amount sold and an annual fee of up to
         0.15% of the current value of the Class D shares held in the applicable accounts. There is a chargeback of 100% of the gross sales credit amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the gross sales credit amount paid if the shares are redeemed in the second year.

     (3) On sales of Class A, B and C shares (except purchases through 401(k)
         platforms or shares, if any, held by participants in the Morgan Stanley
         Fund Solution(SM) Program, the Morgan Stanley Personal Portfolio(SM)
         Program and Morgan Stanley Corporate Retirement Solutions) through
         Morgan Stanley DW's Mutual Fund Network:

          -  An amount up to 0.11% of gross sales of such Fund shares; and
          -  An annual fee in an amount up to 0.03% of the total average monthly net asset value of such Fund shares in excess of $9 billion.

     (4) An annual fee in an amount equal to 0.20% of the value of Fund shares held through 401(k) platforms.

     The prospect of receiving, or the receipt of, additional compensation, as described above, by Morgan Stanley DW or other Intermediaries may provide Morgan
Stanley DW or other Intermediaries and/or Financial Advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which Morgan Stanley DW or an Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

     You should review carefully any disclosure by such brokers, dealers or other Intermediaries as to their compensation.

----------

*  Commissions or transaction fees paid to Morgan Stanley DW or other intermediaries who initiate and are responsible for purchases of $1 million or more are computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES

A. BROKERAGE TRANSACTIONS

     Subject to the general supervision of the Trustees of the Fund, the
Investment Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Fund. The Fund's portfolio transactions will occur primarily with issuers, underwriters or major dealers in
U.S. Government securities acting as principals. Such transactions are normally on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

     For the fiscal year ended December 31, 2003, the Fund did not pay any brokerage commissions. For the fiscal years ended December 31, 2004 and 2005, the Fund paid a total of $105,413 and $287,530, respectively, in brokerage commissions.

B. COMMISSIONS

     Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Fund will limit its transactions with Morgan Stanley DW to U.S. government securities. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.

                                       31

     During the fiscal years ended December 31, 2003, 2004 and 2005, the Fund did not effect any principal transactions with Morgan Stanley DW.

     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan
Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent
Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Adviser by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

     During the fiscal years ended December 31, 2003, 2004 and 2005, the Fund did not effect any securities transactions through an affiliated broker or dealer.

C. BROKERAGE SELECTION

     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions.

     The Investment Adviser is prohibited from directing brokerage transactions on the basis of the referral of clients on the sale of shares of advised investment companies. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment
Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

     In seeking to implement the Fund's policies, the Investment Adviser effects transactions with those brokers and dealers who the Investment Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Adviser believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Adviser. The services may include, but are not limited to, any one or more of the following:
information as to the availability of securities for purchase or sale;
statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Adviser from brokers and dealers may be utilized by the Investment Adviser and any of its asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.

     The Investment Adviser and certain of its affiliates currently serve as investment adviser to a number of clients, including other investment companies, and may in the future act as investment adviser to others. It is the practice of the Investment Adviser and its affiliates to cause purchase and sale transactions (including transactions in certain initial and secondary public offerings) to be allocated among clients whose assets they manage (including the
Fund) in such manner they deem equitable. In making such

                                       32

allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Adviser and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

D. DIRECTED BROKERAGE

     During the fiscal year ended December 31, 2005, the Fund did not pay any brokerage commissions to brokers because of research services provided.

E. REGULAR BROKER-DEALERS

     During the fiscal year ended December 31, 2005, the Fund did not purchase securities issued by brokers or dealers that were among the ten brokers or the ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the year. At December 31, 2005, the Fund did not own any securities issued by any of such brokers or dealers.

VII. CAPITAL STOCK AND OTHER SECURITIES

     The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

     The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the
PROSPECTUS.

     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The
Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of
Trust. Under certain circumstances, the Trustees may be removed by action of the
Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove the Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

     Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of
Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

     All of the Trustees, except for James F. Higgins, Joseph J. Kearns and
Fergus Reid, have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the

                                       33

Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES

A. PURCHASE/REDEMPTION OF SHARES

     Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's PROSPECTUS.

     TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of
Fund shares, the application of proceeds to the purchase of new shares in the
Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer
Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

     The Distributor and any authorized broker-dealer have appointed the
Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other
Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

     TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

     OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the
Transfer Agent for more information.

B. OFFERING PRICE

     The Fund's Class B, Class C and Class D shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's
Distributor, Morgan Stanley DW and other authorized dealers as described in
"Section V. Investment Advisory and Other Services -- E. Rule 12b-1 Plan." The
price of Fund shares, called "net asset value," is based on the value of the
Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

     Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such price does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

     Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

                                       34

     Futures are valued at the latest price published by the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

     Generally, trading U.S. government securities and money market instruments is substantially completed each day at various times prior to the close of the
NYSE. The values of such securities used in computing the net asset value of the
Fund's shares are determined as of such times. Occasionally, events which may affect the values of such securities may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

IX. TAXATION OF THE FUND AND SHAREHOLDERS

     The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. The following discussion is only a summary of certain tax considerations generally affecting the Fund and shareholders of the Fund and is not intended as a substitute for careful tax-planning. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

     INVESTMENT COMPANY TAXATION. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of
1986, as amended. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders.

     The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

     Gains or losses on sales of securities by the Fund will generally be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains or losses recognized by the Fund when the Fund invests in options and futures transactions. These special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term. The application of these special rules would therefore also affect the character of distributions made by the Fund.

     Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund invests in such securities, it would be required to pay out such income as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the
Investment Adviser will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will be subject to federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from

                                       35

the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are generally taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Under current law, a portion of the ordinary income dividends received by a shareholder may be taxed at the same rate as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

     Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is
15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009, and the maximum rate on all ordinary dividends would move to 35% in 2009 and 39.6% in 2011. Since the income of the
Fund is expected to be derived entirely from interest rather than dividends, it is anticipated that no portion of such dividend distribution will be eligible for the federal dividends received deduction available to corporations.

     Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or
December and paid to shareholders of record of such month in January then such amounts will be treated for tax purposes as received by the shareholders on
December 31.

     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short-term capital gains. Current legislation amends certain rules relating to regulated investment companies. This legislation, among other things, modifies the federal income tax treatment of certain distributions to foreign investors. The fund will no longer be required to withhold any amounts with respect to distributions to foreign shareholders that are properly designated by the Fund as "interest-related dividends" or "short-term capital dividends," provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder.
Currently, however, the Fund will continue to withhold these amounts regardless of the fact that it is no longer required to do so. The provisions contained in the legislation relating to distributions to foreign persons generally would apply to distributions with respect to taxable years of regulated investment companies beginning after December 31, 2004 and before January 1, 2008.
Prospective investors are urged to consult their tax advisors regarding the specific tax consequences relating to the legislation.

     After the end of each calendar year, shareholders will be sent full information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income and the portion taxable as long-term capital gains.

     PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing shares of the Fund immediately prior to a distribution record date.

     In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under

                                       36

current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in
2009. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

     Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the adjusted tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

     Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the
Fund, followed by the purchase of shares in the other fund.

     The ability to deduct capital losses may be limited. In addition, if a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares or substantially identical shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

X. UNDERWRITERS

     The Fund's shares are offered to the public on a continuous basis. The
Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares.
These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."

XI. PERFORMANCE DATA

     For the 30-day period ended December 31, 2005, the yield was 3.87%, 4.20%,
3.55% and 4.29% for Class A, Class B, Class C and Class D shares, respectively.

        AVERAGE ANNUAL RETURNS ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE
                         PERIOD ENDED DECEMBER 31, 2005

           INCEPTION
CLASS        DATE        1 YEAR        5 YEARS      10 YEARS     LIFE OF FUND
-------   ----------   ----------    ----------    ----------    ------------

Class A   07/28/1997     -0.92%         4.07%           --          5.00%
Class B   06/29/1984     -1.50%         4.56%         5.36%         7.11%
Class C   07/28/1997      1.87%         4.38%           --          5.07%
Class D   07/28/1997      3.59%         5.19%           --          5.77%

          AVERAGE ANNUAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                         PERIOD ENDED DECEMBER 31, 2005

           INCEPTION
CLASS        DATE        1 YEAR        5 YEARS      10 YEARS     LIFE OF FUND
-------   ----------   ----------    ----------    ----------    ------------

Class A   07/28/1997      3.47%         4.98%           --          5.54%
Class B   06/29/1984      3.46%         4.89%         5.36%         7.11%
Class C   07/28/1997      2.87%         4.38%           --          5.07%
Class D   07/28/1997      3.59%         5.19%           --          5.77%

                                       37

          AGGREGATE TOTAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                         PERIOD ENDED DECEMBER 31, 2005

           INCEPTION
CLASS        DATE        1 YEAR        5 YEARS      10 YEARS     LIFE OF FUND
-------   ----------   ----------    ----------    ----------    ------------

Class A   07/28/1997      3.47%        27.48%           --           57.58%
Class B   06/29/1984      3.46%        26.98%        68.56%         338.42%
Class C   07/28/1997      2.87%        23.90%           --           51.65%
Class D   07/28/1997      3.59%        28.77%           --           60.41%

   AVERAGE ANNUAL AFTER-TAX RETURNS ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE
                                     CLASS B
                         PERIOD ENDED DECEMBER 31, 2005

                                INCEPTION
CALCULATION METHODOLOGY           DATE        1 YEAR       5 YEARS      10 YEARS     LIFE OF FUND
----------------------------   ----------   ----------   ----------    ----------    ------------

After taxes on distributions   06/29/1984     -3.00%        2.84%         3.22%          4.22%
After taxes on distributions
and redemptions                06/29/1984     -0.99%        2.85%         3.23%          4.25%

XII. FINANCIAL STATEMENTS

     The Fund's audited financial statements for the fiscal year ended December
31, 2005, including notes thereto and the report of Deloitte & Touche LLP, are herein incorporated by reference from the Fund's annual report. A copy of the
Fund's ANNUAL REPORT TO SHAREHOLDERS must accompany the delivery of this
STATEMENT OF ADDITIONAL INFORMATION.

XIII. FUND COUNSEL

     Clifford Chance US LLP, located at 31 West 52nd Street, New York, NY 10019, acts as the Fund's legal counsel.

                                      *****

     This STATEMENT OF ADDITIONAL INFORMATION and the PROSPECTUS do not contain all of the information set forth in the REGISTRATION STATEMENT the Fund has filed with the SEC. The complete REGISTRATION STATEMENT may be obtained from the
SEC.

                                       38

MORGAN STANLEY U.S GOVERNMENT SECURITIES TRUST

PART C
OTHER INFORMATION

Item 15.	Indemnification

The response to this item is incorporated herein by reference to Exhibits 1 and 2 under Item 16 below and by reference to Item 25 of Post-Effective Amendment No. 27 to the Registrant’s Registration Statement on Form N-1A, dated April 28, 2006, which was filed electronically pursuant to Regulation S-T on April 27, 2006 as an amendment to Registrant’s Registration Statement on Form N-1A (File Nos. 811-3870 and 2-86966).

Item 16.	Exhibits

(1)	Declaration of Trust of the Registrant, dated September 29, 1983, is incorporated by reference to Exhibit 1(a) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on February 23, 1996; Instrument Establishing and Designating Additional Classes, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A, filed on May 29, 1997; Amendment to the Declaration of Trust of the Registrant, dated February 29, 1984, is incorporated by reference to Exhibit 1(b) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on February 23, 1996; Amendment to the Declaration of Trust of the Registrant, dated April 16, 1984, is incorporated by reference to Exhibit 1(c) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on February 23, 1996; Amendment to the Declaration of Trust of the Registrant, dated June 22, 1998, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A, filed on February 26, 1999; Amendment to the Declaration of Trust of the Registrant, dated June 18, 2001, is incorporated herein by reference to Exhibit 1(f) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on February 27, 2002.

(2)	Amended and Restated By-Laws of the Registrant, dated April 24, 2003, is incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A, filed on April 30, 2003.

(3)	Not Applicable.

(4)	Copy of Agreement and Plan of Reorganization (filed herewith as Exhibit A to the Proxy Statement and Prospectus).

(5)	Not Applicable.

(6)	Amended and Restated Investment Advisory Agreement between the Registrant and Morgan Stanley Investment Advisors Inc., dated November 1, 2004, is incorporated by reference to Exhibit (d)(1) of Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A of Morgan Stanley Small-Mid Special Value Fund, filed on June 24, 2005.

(7)	(a)	Amended Distribution Agreement between Registrant and Morgan Stanley Distributors Inc., dated June 22, 1998, is incorporated by reference to Exhibit 5(a) of Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A, filed on February 26, 1999.

(b)	Selected Dealers Agreement between Morgan Stanley Distributors Inc. and Morgan Stanley DW Inc. is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A of Morgan Stanley Fundamental Value Fund, filed on January 25, 2006.

(8)	Amended and Restated Retirement Plan is incorporated herein by reference to Exhibit 6 of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, filed on April 29, 1999.

(9)	(a)	Custody Agreement between The Bank of New York and the Registrant, dated September 20, 1991, is incorporated herein by reference to Exhibit 8 of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on February 23, 1996; Amendment to the Custody Agreement between The Bank of New York and the Registrant, dated April 17, 1996, is incorporated herein by reference to Exhibit 8 of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed on March 27, 1997; Amendment to the Custody Agreement of the Registrant, dated June 15, 2001, is incorporated herein by reference to Exhibit 7(c) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on February 27, 2002.

(b)	Foreign Custody Manager Agreement between the Bank of New York and the Registrant, dated June 15, 2001, is incorporated by reference to Exhibit 7(d) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on February 27, 2002.

(10)	(a)	Amended and Restated Plan of Distribution pursuant to Rule 12b-1 between the Registrant and Morgan Stanley Distributors, Inc., dated May 1, 2004, is incorporated herein by reference to Exhibit (m) of Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A, filed on February 17, 2005.

(b)	Amended Multi-Class Plan pursuant to Rule 18f-3, dated October 28, 2004, is incorporated herein by reference to Exhibit (n) of Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A, filed on February 17, 2005.

(11)	(a)	Opinion and consent of Clifford Chance US LLP dated December 20, 2006 is incorporated herein by reference to Exhibit 11(a) of the Registration Statement of Form N-14 filed on December 21, 2006.

(b)	Opinion and consent of Dechert LLP dated December 20, 2006 is incorporated herein by reference to Exhibit 11(b) of the Registration Statement of Form N-14 filed on December 21, 2006.

(12)	Opinion and consent of Clifford Chance US LLP regarding tax matters dated December 20, 2006 is incorporated herein by reference to Exhibit 12 of the Registration Statement of Form N-14 filed on December 21, 2006.

(13)	(a)	Amended and Restated Transfer Agency and Service Agreement between the Registrant and Morgan Stanley Trust, dated November 1, 2004, is incorporated herein by reference to Exhibit (h)(1) of Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A, filed on February 17, 2005.

(b)	Administration Agreement, dated November 1, 2004, between the Registrant and Morgan Stanley Services Company Inc., is incorporated herein by reference to Exhibit (h)(2) of Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A, filed on February 17, 2005.

(14)	Consent of Independent Registered Public Accounting Firm is filed herewith.

(15)	Not Applicable.

(16)	Powers of Attorney of Trustees, dated October 31, 2006, is incorporated herein by reference to Exhibit (16) of the Registration Statement of Form N-14 filed on November 15, 2006.

(17)	Form of Proxy, filed herewith.

ITEM 17.	UNDERTAKINGS

1.    The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of the prospectus which is a part of this registration statement on Form N-14 by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2.    The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to this registration statement on Form N-14 and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of New York and State of New York, on this 27th day of December, 2006.

MORGAN STANLEY U.S. GOVERNMENT SECURITIES TRUST
By: /s/ Ronald E. Robison Ronald E. Robison President and Principal Executive Officer

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated

Signature	Title	Date
(1) Principal Executive Officer
By: /s/ Ronald E. Robison Ronald E. Robison	President and Principal Executive Officer	December 27, 2006
(2) Principal Financial Officer
By: /s/ Francis J. Smith Francis J. Smith	Chief Financial Officer	December 27, 2006
(3) Majority of the Trustees
James F. Higgins
By: /s/ Barry Fink Barry Fink Attorney-in-Fact		December 27, 2006
Frank L. Bowman Joseph J. Kearns
Michael Bozic Michael F. Klein
Kathleen A. Dennis Michael E. Nugent
(Chairman)
Edwin J. Garn W. Allen Reed
Wayne E. HedienFergus Reid
Manuel H. Johnson
By: /s/ Carl Frischling Carl Frischling Attorney-in-Fact		Deceember 27, 2006

EXHIBIT INDEX

(14)	Consent of Independent Registered Public Accounting Firm.
(17)	Form of Proxy